UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
BlackRock Advantage Emerging Markets Fund
BlackRock Global Long/Short Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock FundsSM

•	BlackRock Advantage Emerging Markets Fund
•	BlackRock Global Long/Short Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2022	BlackRock Advantage Emerging Markets Fund

Investment Objective

BlackRock Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ended April 30, 2022, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Overall, the Fund struggled against a highly changeable macroeconomic and market backdrop. Emerging market (“EM”) equities faced macroeconomic and policy concerns in China in the summer of 2021, and electricity shortages, a potential debt default from Chinese real estate developer Evergrande, and ongoing regulatory uncertainty kept EM markets under pressure. The period also saw considerable volatility across market style preferences. Early in the period, investors preferred value styles, continuing the strong reflationary market tone from earlier in 2021. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a market rotation back toward secular growth positions. This pro-growth theme persisted until another sharp market rotation in September 2021, with a more hawkish Fed prompting investors to move back toward value stocks. The simultaneous sharp rise in commodities prices caused further inflationary pressure. Ultimately, this rotation proved short-lived, as the market returned to a pro-growth stance in October 2021. EM equities ultimately ended 2021 with negative returns amid the spread of the COVID-19 omicron variant. Despite positive performance from commodities that benefited many EM economies, flaring United States-China relations on issues including short-supply computer chips dragged on equities. Value and momentum styles continued to outperform growth. In early 2022, EM equities added to losses amid the Russian invasion of Ukraine. Russian assets were ultimately priced at a fair value of zero and removed from the MSCI Index. Additionally, heightened geopolitical tensions and sanctions caused commodity prices to spike, led by energy and with grains, precious metals, and ultimately the entire asset class following suit. This commodity spike spurred further inflationary concerns. Egypt declined the most during this part of the period amid increased costs as a major wheat importer. China also lagged as COVID-19 case counts spiked and the government imposed new lockdowns

The divergence of commodity importers versus exporters drove performance, with Latin American markets benefiting. For the period, energy and utilities were the only sectors positively contributing to returns of the MSCI EM Index, whereas information technology (“IT”), financials, and materials led losses. From a country perspective, India, Saudi Arabia, and the United Arab Emirates pushed the index higher, whereas China, Korea, Taiwan, and South Africa drove losses.

Macro thematic positioning proved to be the most substantial detractor from relative performance. The Fund was underweight to Indian stocks due to country-specific valuations and trends, but strong performance in the oil and gas industry within energy and the renewable electricity industry within utilities detracted from performance. Additionally, an underweight to Saudi Arabian equities weighed on return, as did an overweight position in Taiwanese semiconductor stocks, which detracted as sustained regulatory pressure on the sector caused weakening sentiment. Lastly, the Fund was overweight in Chinese equities, which detracted amid policy concerns, tense international relations, and a poor response to the COVID-19 pandemic within the country.

Stock selection also hurt performance as China-specific insights struggled in a difficult environment amid macroeconomic and geopolitical concerns. Specifically, measures that evaluate hiring trends drove losses in the period, as the pro-growth quality positioning struggled amid eroding economic expectations. Similarly, the Fund’s Environmental, Social, and Governance (“ESG”) related measures, which lean in a pro-growth direction, declined. Environmental measures especially struggled, given their negative sensitivity to the sharp run-up in commodities prices.

Conversely, select sentiment and fundamental measures proved to be key contributors to performance, providing some portfolio ballast. Specifically, insights designed to gauge sentiment from company CFOs was a top contributor, as it helped motivate a favorable overweight to the household durables and tobacco industries. An insight that captured sentiment with faster moving alternative data measures that evaluate credit card trends helped to correctly capture positive corporate earnings. Elsewhere, certain fundamental measures also added to performance. In particular, traditional value metrics that evaluate company earnings and cash flows performed well in the context of the value style preference seen at various times during the period. Other fundamental insights evaluating managerial quality also benefited, particularly in the beverage industry.

The Fund’s cash balance at period-end was 5.7%. The cash balance did not materially affect relative performance during the period.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection model. The Fund built upon its alternative data capabilities with enhanced signal constructs to identify emerging trends such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes, and business sensitivity to the invasion of Ukraine. Additionally, new macro-thematic insights were added that use historical observations of recession-inflation and monetary policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector and country positioning perspective. The Fund had slight overweight positions in the IT and utilities sectors, and maintained slight underweights in consumer staples and communication services stocks. From a geographical perspective, the Fund had slight overweights to Thailand and maintained a slight underweight position to Saudi Arabia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of April 30, 2022 (continued)	BlackRock Advantage Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(c)	An index that captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(22.62)%	N/A	1.50%	N/A	0.37%	N/A
Investor A	(22.83)	(26.88)%	1.23	0.14%	0.11	(0.43)%
Investor C	(23.40)	(24.16)	0.47	0.47	(0.49)	(0.49)
Class K	(22.59)	N/A	1.54	N/A	0.39	N/A

MSCI Emerging Markets Index	(18.33)	N/A	4.32	N/A	2.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 839.90	$ 3.88		$ 1,000.00	$ 1,020.58	$ 4.26		0.85%
Investor A	1,000.00	838.50	5.24		1,000.00	1,019.09	5.76		1.15
Investor C	1,000.00	835.70	8.65		1,000.00	1,015.37	9.49		1.90
Class K	1,000.00	840.10	3.70		1,000.00	1,020.78	4.06		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	BlackRock Advantage Emerging Markets Fund

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	28%
Taiwan	16
India	12
South Korea	11
South Africa	6
United States	5
Saudi Arabia	5
Brazil	4
Mexico	2
Thailand	2
Indonesia	2
Malaysia	1
United Arab Emirates	1
Greece	1
Hong Kong	1
Hungary	1
Other#	—	(a)
Other Assets Less Liabilities	2

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

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Fund Summary as of April 30, 2022	BlackRock Global Long/Short Equity Fund

Investment Objective

BlackRock Global Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2022, the Fund underperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

Overall, the Fund struggled against a highly changeable macroeconomic and market backdrop. Markets went through multiple rotations in the first half of the period, as leadership shifted between valuation and secular growth preferences for much of 2021. However, value styles became the dominant market driver in early 2022 amid inflationary pressures and expected monetary policy normalization. The relatively orderly market reaction to 40-year highs in inflation turned disorderly with Russia’s invasion of Ukraine in February 2022, which brought a fresh surge in commodity prices that further weighed on global markets and already-stretched supply chains. Adding to the economic challenges, China’s zero-COVID policy resulted in rolling lockdowns which adversely affected industrial production. Simultaneously, bond yields surged as central bankers began raising rates across the globe. Investors began to price in prospects for stagflation amid concerns that monetary policy error would stifle growth.

Unsurprisingly given the numerous macroeconomic events investors contended with, fundamental insights led declines for the period. This was highlighted by losses across growth-oriented quality insights, with notable weakness across Environmental, Social, and Governance (“ESG”) measures. Having provided differentiated returns for the past few years, these measures proved overly sensitive to rising commodities prices, with environmental transition measures struggling. This included losses across insights that capture carbon intensity as a measure of operational efficiency, as well as more forward-looking insights such as looking at “green” patent filings. Additionally, an insight that identifies investor flows into preferred ESG positions declined, as it failed to capture the market shift toward energy producers and defense companies.

Fundamental valuation measures were inconsistent. This was highlighted by weakness across European value stocks in 2022. Insights that specifically identified market laggards over the past few years motivated long positions across European banks, yet despite correct positioning for rising rates and inflation, these positions experienced a strong reversal in March 2022 as sentiment toward the region declined sharply because of the Russian invasion of Ukraine. Similar value insights performed well in other regions, such as the United States, but not to a sufficient extent to offset weakness in Europe.

Lastly among detractors, a slight net long position of approximately 9% over the past 12 months weighed slightly on relative performance, as broader equity markets declined during that period. Of note, this posture was reduced to close to market-neutral toward the end of the period.

Macro-thematic insights delivered mixed results from top-down positioning. Several recently added signals that seek to identify themes such as monetary policy normalization and recession-inflation were notably strong performers toward period-end. Collectively, these insights correctly motivated long positions across the materials and industrials sectors and short positions in information technology stocks. However, style timing preferences earlier in the period offset that positive performance. This was driven by a pro-value tilt during the summer of 2021 that ran against the market’s secular growth preference. Additionally, positioning proved overly conservative given supply chain challenges during the fall of 2021, which also detracted from performance.

Sentiment stock selection broadly contributed to relative performance. Trend-based measures performed well against the evolving market environment. Early in the period, higher frequency alternative data that capture company sensitivity to several economic reopening themes, such as vaccine rollouts, supply chain challenges, and consumer spending, performed well across biotechnology and retail companies in the United States. As the reopening theme quickly gave way to inflation concerns, sentiment measures correctly positioned the portfolio. Notably, insights that identify exposure to inflationary pressure through labor tightness and wage growth, as well as those using geospatial consumer transaction data to capture spending behavior changes, were additive.

The Fund was fully invested throughout the period. The Fund’s cash exposure had no material impact on performance, as cash was principally held in conjunction with the Fund taking long and short positions via the use of derivatives, such as total return swap contracts.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs to identify emerging trends such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes, and business sensitivity to the invasion of Ukraine. Additionally, new macro-thematic insights were added that use historical observations of stagflation and monetary policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Market-timing models continued to deteriorate, resulting in the Fund’s net market position moving closer to zero. Elsewhere, top-down signals reflected a combination of rising inflationary pressures, softening growth, and continued tightening of financial conditions. This motivated long positions in higher-quality growth names such as software and pharmaceutical stocks, alongside segments of the market that can either benefit or remain resilient to rising input costs. These include long positions across energy, precious metals, defense, and tobacco stocks.

The short side of the portfolio was dominated by richly valued growth names, with an increasingly negative stance toward consumer-facing stocks. The latter includes food producers with high exposure to rising input costs and retail stocks exposed to deteriorating consumption patterns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	BlackRock Global Long/Short Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on December 20, 2012.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.

(c)

An unmanaged index that measures returns of 3-month Treasury Bills. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(2.94)%	N/A	2.04%	N/A	2.82%	N/A
Investor A	(3.23)	(8.31)%	1.76	0.67%	2.55	1.96%
Investor C	(3.95)	(4.89)	1.00	1.00	1.90	1.90
Class K	(2.85)	N/A	2.09	N/A	2.86	N/A

ICE BofA 3-Month U.S. Treasury Bill Index	0.08	N/A	1.12	N/A	0.67	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on December 20, 2012.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 994.80	$ 6.63		$ 1,000.00	$ 1,018.15	$ 6.71		1.34%
Investor A	1,000.00	993.00	7.86		1,000.00	1,016.91	7.95		1.59
Investor C	1,000.00	988.80	11.54		1,000.00	1,013.19	11.68		2.34
Class K	1,000.00	994.80	6.38		1,000.00	1,018.40	6.46		1.29

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of April 30, 2022 (continued)	BlackRock Global Long/Short Equity Fund

Portfolio Information

GEOGRAPHIC ALLOCATION

	Percent of Total Investments(a)

Country/Geographic Region	Long	Short	Total

United States	22%	22%	44%

Japan	9	9	18

United Kingdom	3	3	6

Canada	3	2	5

Australia	2	2	4

Germany	2	1	3

France	2	1	3

Sweden	1	1	2

Switzerland	1	1	2

Italy	1	1	2
Other#	4	7	11

	50%	50%	100%

(a)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Global Long/Short Equity Fund shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. Class K Shares performance of BlackRock Advantage Emerging Markets Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments April 30, 2022	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.5%
Ambev SA	298,295	$876,069
Ambev SA, ADR	62,309	181,319
Banco do Brasil SA	21,761	146,219
Cia de Saneamento de Minas Gerais-COPASA	149,715	413,659
CPFL Energia SA	143,680	1,050,584
Embraer SA(a)	41,741	119,973
Energisa SA	32,699	315,088
Fleury SA	22,133	64,555
Light SA	43,192	78,016
Marfrig Global Foods SA	56,773	215,312
Sao Martinho SA	16,665	156,438
Ultrapar Participacoes SA	55,417	146,502
Vale SA	71,471	1,204,062

		4,967,796

China — 28.0%
360 DigiTech, Inc.	3,174	45,801
3SBio, Inc.(a)(b)	849,000	598,963
51job, Inc., ADR(a)(c)	1,431	87,076
Alibaba Group Holding Ltd.(a)	303,720	3,704,679
A-Living Smart City Services Co. Ltd., Class H(b)	99,250	156,971
Aluminum Corp. of China Ltd., Class A(a)	264,800	186,352
Aluminum Corp. of China Ltd., Class H(a)	144,000	66,035
Angang Steel Co. Ltd., Class H	1,396,000	610,655
Anhui Conch Cement Co. Ltd., Class H	23,500	127,700
Anhui Gujing Distillery Co. Ltd., Class A	2,100	61,348
Anta Sports Products Ltd.	35,000	402,237
Asymchem Laboratories Tianjin Co. Ltd., Class A	4,100	163,503
Autohome, Inc., ADR	1,514	44,012
BAIC Motor Corp. Ltd., Class H(b)	976,500	304,943
Baidu, Inc., Class A(a)	49,042	781,911
Bank of China Ltd., Class H	832,000	326,462
Bank of Communications Co. Ltd., Class A	548,800	417,974
Bank of Ningbo Co. Ltd., Class A	7,466	40,434
BeiGene Ltd., ADR(a)	466	74,560
Beijing Enterprises Holdings Ltd.	124,500	420,890
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	17,400	422,682
BOE Technology Group Co. Ltd., Class A	1,431,320	813,043
BYD Co. Ltd., Class A	27,100	977,709
BYD Co. Ltd., Class H	10,500	305,568
BYD Electronic International Co. Ltd.	41,500	82,724
Chacha Food Co. Ltd., Class A	8,200	65,252
China Construction Bank Corp., Class H	1,853,000	1,320,075
China Hongqiao Group Ltd.	344,500	428,637
China Merchants Bank Co. Ltd., Class H	146,500	882,991
China Minsheng Banking Corp. Ltd., Class H	113,000	42,849
China Petroleum & Chemical Corp., Class H	958,000	468,914
China Resources Cement Holdings Ltd.	70,000	58,082
China Resources Gas Group Ltd.	96,000	360,709
China State Construction Engineering Corp. Ltd., Class A	48,500	45,653
China Yongda Automobiles Services Holdings Ltd.	443,000	410,784
CITIC Ltd.	134,000	138,624
CITIC Securities Co. Ltd., Class A	73,625	215,853
CITIC Securities Co. Ltd., Class H	22,000	48,337
Contemporary Amperex Technology Co. Ltd., Class A	4,787	290,131
Country Garden Holdings Co. Ltd.	1,108,000	766,377
CSPC Pharmaceutical Group Ltd.	422,720	432,166
Do-Fluoride New Materials Co. Ltd., Class A	32,600	152,799

Security	Shares	Value

China (continued)
Enn Energy Holdings Ltd.	40,200	$538,482
Fuyao Glass Industry Group Co. Ltd., Class H(b)	18,800	76,811
Geely Automobile Holdings Ltd.	229,000	354,077
Great Wall Motor Co. Ltd., Class H	242,500	339,603
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	12,300	119,205
Hello Group, Inc., ADR	18,111	96,351
Huazhu Group Ltd., ADR	1,275	38,556
Hundsun Technologies, Inc., Class A	20,200	115,133
Industrial & Commercial Bank of China Ltd., Class H	1,102,000	664,293
Industrial Bank Co. Ltd., Class A	24,500	74,911
JD.com, Inc., Class A(a)	35,910	1,119,621
Jiangsu King’s Luck Brewery JSC Ltd., Class A	13,500	90,449
Joinn Laboratories China Co. Ltd., Class H(b)	20	146
KE Holdings, Inc., ADR(a)	7,112	100,848
Kunlun Energy Co. Ltd.	76,000	63,071
Kweichow Moutai Co. Ltd., Class A	3,927	1,077,946
Lenovo Group Ltd.	332,000	322,373
Li Auto, Inc., ADR(a)	7,111	159,500
Li Ning Co. Ltd.	27,500	214,340
Lufax Holding Ltd., ADR	24,647	136,791
Luzhou Laojiao Co. Ltd., Class A	4,200	132,141
Maanshan Iron & Steel Co. Ltd., Class H	938,000	366,763
Meituan, Class B(a)(b)	27,900	597,796
NAURA Technology Group Co. Ltd., Class A	2,200	77,781
NavInfo Co. Ltd., Class A(a)	41,100	76,241
NetEase, Inc.	41,270	790,538
NIO, Inc., ADR(a)(c)	23,502	392,483
PetroChina Co. Ltd., Class A	1,478,100	1,187,695
PetroChina Co. Ltd., Class H	940,000	446,212
Pharmaron Beijing Co. Ltd., Class A	6,500	121,923
Pharmaron Beijing Co. Ltd., Class H(b)	12,200	153,262
Pinduoduo, Inc., ADR(a)	7,196	310,076
Ping An Insurance Group Co. of China Ltd., Class H	256,000	1,618,103
Postal Savings Bank of China Co. Ltd., Class A	187,200	151,308
Powerlong Real Estate Holdings Ltd.	42,000	14,242
RiseSun Real Estate Development Co. Ltd., Class A	1	1
SF Holding Co. Ltd., Class A	15,600	119,621
Shandong Nanshan Aluminum Co. Ltd., Class A	166,100	80,288
Shanghai Putailai New Energy Technology Co. Ltd., Class A	5,800	102,021
Shanxi Taigang Stainless Steel Co. Ltd., Class A	59,500	52,779
Shenzhen Capchem Technology Co. Ltd., Class A	4,871	48,385
Shimao Services Holdings Ltd.(b)	130,000	68,612
Silergy Corp.	2,000	178,065
Sinopec Shanghai Petrochemical Co. Ltd., Class H	836,000	156,412
Sunac China Holdings Ltd.(d)	254,000	139,625
Sunny Optical Technology Group Co. Ltd.	11,400	166,142
Tencent Holdings Ltd.	96,700	4,556,976
Tingyi Cayman Islands Holding Corp.	148,000	270,124
Trip.com Group Ltd., ADR(a)	8,582	202,964
Uni-President China Holdings Ltd.	278,000	243,612
Vipshop Holdings Ltd., ADR(a)	15,248	116,800
WuXi AppTec Co. Ltd., Class A	8,900	137,158
WuXi AppTec Co. Ltd., Class H(b)	47,580	647,173
Wuxi Biologics Cayman, Inc.(a)(b)	75,000	553,561
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	6,300	41,261
XPeng, Inc., ADR(a)	6,079	149,604
Yum China Holdings, Inc.	8,285	346,313
Zijin Mining Group Co. Ltd., Class A	308,600	507,764
Zijin Mining Group Co. Ltd., Class H	416,000	605,741

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2022	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	588,000	$343,807
ZTE Corp., Class A	19,500	70,202
ZTE Corp., Class H	45,600	95,742

		39,492,289

Colombia — 0.1%
Bancolombia SA, ADR	3,070	119,024
Tecnoglass, Inc.	2,132	47,608

		166,632

Greece — 0.8%
Hellenic Telecommunications Organization SA	29,986	576,872
JUMBO SA	8,538	138,383
OPAP SA	24,653	365,416

		1,080,671

Hong Kong — 0.6%
Beijing Enterprises Water Group Ltd.	56,000	18,115
China Gas Holdings Ltd.	44,200	53,878
Nine Dragons Paper Holdings Ltd.	556,000	491,023
SSY Group Ltd.	502,000	246,593

		809,609

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	39,239	332,712
OTP Bank Nyrt	9,108	271,686

		604,398

India — 11.8%
Adani Green Energy Ltd.(a)	1,699	63,579
APL Apollo Tubes Ltd.(a)	11,029	147,082
Apollo Hospitals Enterprise Ltd.	1,987	115,061
Asian Paints Ltd.	10,529	443,820
AU Small Finance Bank Ltd.(a)(b)	7,679	138,301
Axis Bank Ltd.(a)	57,943	546,202
Bajaj Finance Ltd.	7,497	646,256
Bandhan Bank Ltd.(b)	24,856	107,784
Bharti Airtel Ltd.(a)	28,550	274,003
Birlasoft Ltd.	45,455	242,203
Dr. Lal PathLabs Ltd.(b)	2,039	68,792
HCL Technologies Ltd.	17,928	251,109
HDFC Bank Ltd.	43,149	773,568
HDFC Bank Ltd., ADR	20,549	1,134,510
HDFC Life Insurance Co. Ltd.(b)	62,776	475,993
Hindustan Zinc Ltd.	11,165	46,639
ICICI Bank Ltd.	99,525	956,740
ICICI Bank Ltd., ADR	20,081	382,342
Indian Energy Exchange Ltd.(b)	18,739	51,952
IndusInd Bank Ltd.	3,182	40,249
Infosys Ltd.	74,385	1,507,574
Infosys Ltd., ADR	20,226	401,891
Inox Leisure Ltd.(a)	9,478	61,471
ITC Ltd.	70,908	238,989
JK Cement Ltd.	1,148	39,593
Kajaria Ceramics Ltd.	5,105	68,665
Kotak Mahindra Bank Ltd.	68,766	1,594,693
KPIT Technologies Ltd.	9,740	69,578
Macrotech Developers Ltd.(a)	5,261	68,945
Metropolis Healthcare Ltd.(b)	2,625	81,530
Mindtree Ltd.	2,057	94,127
Mphasis Ltd.	2,989	109,759
Persistent Systems Ltd.	1,128	63,221

Security	Shares	Value

India (continued)
Power Finance Corp. Ltd.	27,972	$42,794
Prestige Estates Projects Ltd.	8,781	53,993
PVR Ltd.(a)	17,645	417,182
Radico Khaitan Ltd.	4,352	50,853
RBL Bank Ltd.(a)(b)	64,075	99,535
Reliance Industries Ltd.	65,918	2,388,369
SRF Ltd.	6,230	202,615
State Bank of India	63,597	408,460
Strides Pharma Science Ltd.	10,006	42,736
Sun Pharmaceutical Industries Ltd.	5,901	71,331
Tata Consultancy Services Ltd.	17,776	819,266
Tech Mahindra Ltd.	32,021	522,971
Triveni Engineering & Industries Ltd.	21,089	87,665
United Spirits Ltd.(a)	14,402	161,467

		16,675,458

Indonesia — 1.6%
Bank Central Asia Tbk PT	1,116,200	626,045
Bank Mandiri Persero Tbk PT	479,600	294,491
Bank Rakyat Indonesia Persero Tbk PT	2,156,300	718,451
Perusahaan Gas Negara Tbk PT(a)	6,027,800	600,077
Telkom Indonesia Persero Tbk PT	156,700	49,938

		2,289,002

Malaysia — 1.3%
CIMB Group Holdings BHD	548,000	653,196
Inari Amertron BHD	87,300	55,950
Malayan Banking BHD	88,100	183,232
Petronas Chemicals Group BHD	4,600	10,799
Public Bank BHD	204,800	220,129
RHB Bank BHD	233,900	335,104
Sime Darby BHD	425,900	227,649
Sime Darby Plantation BHD	170,600	204,680

		1,890,739

Mexico — 2.3%
Alfa SAB de CV, Class A	216,018	144,707
Arca Continental SAB de CV	67,135	426,007
Cemex SAB de CV(a)	291,622	128,330
Coca-Cola Femsa SAB de CV	51,708	281,947
Coca-Cola Femsa SAB de CV, ADR	9,103	497,024
Fomento Economico Mexicano SAB de CV	39,777	299,090
Grupo Bimbo SAB de CV, Series A	155,218	478,436
Grupo Financiero Banorte SAB de CV, Class O	69,038	455,743
Orbia Advance Corp. SAB de CV	41,235	99,215
Wal-Mart de Mexico SAB de CV	137,159	485,012

		3,295,511

Peru — 0.2%
Credicorp Ltd.	805	111,807
Hochschild Mining PLC	60,787	89,294
Southern Copper Corp.	1,878	116,943

		318,044

Philippines — 0.3%
International Container Terminal Services, Inc.	93,940	385,717
Manila Electric Co.	11,310	76,136

		461,853

Romania — 0.3%
NEPI Rockcastle PLC	57,559	352,175

Russia(d) — 0.0%
Alrosa AO(a)	1,407,496	197

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
LUKOIL PJSC	15,098	$2
LUKOIL PJSC, ADR	8,429	84
Novatek PJSC, GDR, Registered Shares	2,965	30

		313

Saudi Arabia — 4.7%
ACWA Power Co.(a)	1,036	39,236
Al Rajhi Bank	49,769	2,331,485
Dr. Sulaiman Al Habib Medical Services Group Co.	10,094	535,762
Etihad Etisalat Co.	5,093	58,727
Rabigh Refining & Petrochemical Co.(a)	14,753	112,245
Saudi Arabian Mining Co.(a)	16,585	603,970
Saudi Arabian Oil Co.(b)	48,905	584,404
Saudi Basic Industries Corp.	66,218	2,293,901

		6,559,730

Singapore — 0.0%
JOYY, Inc., ADR	1,057	41,826

South Africa — 5.5%
Absa Group Ltd.	19,827	214,202
Anglo American Platinum Ltd.	411	45,666
AngloGold Ashanti Ltd.	8,332	170,623
AngloGold Ashanti Ltd., ADR	1,976	40,350
Aspen Pharmacare Holdings Ltd.	4,852	52,270
AVI Ltd.	73,961	322,070
Bidvest Group Ltd.	11,866	162,666
Capitec Bank Holdings Ltd.	5,074	708,278
FirstRand Ltd.	222,177	956,845
Foschini Group Ltd.	85,913	755,741
Gold Fields Ltd.	18,236	247,090
Impala Platinum Holdings Ltd.	5,422	70,136
Life Healthcare Group Holdings Ltd.	123,026	167,644
MTN Group Ltd.	31,383	332,848
Nedbank Group Ltd.	18,313	255,729
Netcare Ltd.	257,806	248,950
Old Mutual Ltd.	390,781	313,504
Pepkor Holdings Ltd.(b)	68,218	92,527
Sasol Ltd.(a)	10,291	252,098
Shoprite Holdings Ltd.	41,542	600,034
Standard Bank Group Ltd.	78,866	835,783
Truworths International Ltd.	117,105	417,032
Woolworths Holdings Ltd.	145,183	543,498

		7,805,584

South Korea — 11.3%
Amorepacific Corp.	3,199	455,236
Celltrion, Inc.	2,005	277,442
CJ CheilJedang Corp.	1,840	578,626
CJ Logistics Corp.(a)	1,340	129,756
Doosan Bobcat, Inc.	10,706	347,872
Doosan Co. Ltd.	603	42,275
Fila Holdings Corp.	2,231	57,004
Hankook Tire & Technology Co. Ltd.	1,514	41,554
Hugel, Inc.(a)	516	50,796
Hyundai Construction Equipment Co. Ltd.	8,750	255,300
Hyundai Glovis Co. Ltd.	380	62,259
Hyundai Mobis Co. Ltd.	3,337	542,887
Hyundai Motor Co.	2,650	384,482
Kakao Corp.	3,865	269,984
Kolon Industries, Inc.	3,967	193,221
Korea Gas Corp.	18,254	596,688
LG Chem Ltd.	2,559	1,048,077
LG Display Co. Ltd.	4,578	59,817

Security	Shares	Value

South Korea (continued)
LG Electronics, Inc.	2,217	$200,787
LG Household & Health Care Ltd.	467	334,456
Mando Corp.	1,112	47,176
NAVER Corp.	3,384	753,816
NHN Corp.(a)	6,595	182,039
Pan Ocean Co. Ltd.	18,602	97,241
POSCO Holdings, Inc.	5,473	1,249,633
POSCO Holdings, Inc., ADR	3,985	225,989
Samsung Electro-Mechanics Co. Ltd.	1,753	226,900
Samsung Electronics Co. Ltd.	115,502	6,155,511
Samsung Electronics Co. Ltd., GDR, Registered Shares	123	160,670
Shinhan Financial Group Co. Ltd.	16,508	548,472
Shinsegae, Inc.	454	88,464
SK Innovation Co. Ltd.(a)	869	138,307
S-Oil Corp.	1,849	151,281

		15,954,018

Taiwan — 15.9%
Accton Technology Corp.	13,000	101,398
ACES Electronic Co. Ltd.	19,000	26,327
Advantech Co. Ltd.	60,000	745,840
ASPEED Technology, Inc.	2,000	175,666
Bizlink Holding, Inc.	64,000	640,452
Chailease Holding Co. Ltd.	34,000	270,191
Compeq Manufacturing Co. Ltd.	95,000	144,960
CTBC Financial Holding Co. Ltd.	1,807,000	1,777,399
Delta Electronics, Inc.	61,000	509,203
E Ink Holdings, Inc.	19,000	108,629
Eva Airways Corp.	110,000	129,226
Evergreen Marine Corp. Taiwan Ltd.	53,000	254,767
Formosa Plastics Corp.	83,000	295,069
Fubon Financial Holding Co. Ltd.	49,000	123,035
General Interface Solution Holding Ltd.	17,000	52,286
Global Unichip Corp.	7,000	95,859
Hiwin Technologies Corp.	86,180	638,178
Hon Hai Precision Industry Co. Ltd.	82,000	280,939
Kinsus Interconnect Technology Corp.	51,000	287,499
Largan Precision Co. Ltd.	2,000	113,495
Lotes Co. Ltd.	1,000	24,456
Makalot Industrial Co. Ltd.	7,000	43,061
MediaTek, Inc.	28,000	771,903
momo.com, Inc.	6,000	158,383
Nan Ya Plastics Corp.	249,000	727,473
Nanya Technology Corp.	218,000	477,034
Parade Technologies Ltd.	3,000	142,670
Pegatron Corp.	25,000	59,228
Pegavision Corp.	5,000	68,208
Phison Electronics Corp.	9,000	116,003
Primax Electronics Ltd.	73,000	136,580
Realtek Semiconductor Corp.	87,000	1,180,548
Taiwan Semiconductor Manufacturing Co. Ltd.	507,000	9,167,901
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,082	1,122,780
Taiwan Union Technology Corp.	58,000	149,767
Tong Hsing Electronic Industries Ltd.	12,000	93,146
Unimicron Technology Corp.	38,000	266,537
United Microelectronics Corp.	304,000	482,931
Vanguard International Semiconductor Corp.	76,000	267,409
Voltronic Power Technology Corp.	3,000	131,253
WT Microelectronics Co. Ltd.	18,000	43,381

		22,401,070

Thailand — 2.0%
Advanced Info Service PCL, NVDR	36,400	227,577

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2022	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Bangchak Corp. PCL, NVDR	92,600	$90,027
Bangkok Bank PCL, NVDR	72,900	274,964
CP ALL PCL, NVDR	72,900	137,448
Energy Absolute PCL, NVDR	84,200	216,023
Home Product Center PCL, NVDR	791,200	343,986
Mega Lifesciences PCL, NVDR	121,100	172,230
PTT Exploration & Production PCL, NVDR	175,400	767,447
PTT PCL, NVDR	366,800	398,648
Thai Union Group PCL, NVDR	398,800	196,128

		2,824,478

Turkey — 0.3%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D(a)	155,075	156,999
Migros Ticaret A/S(a)	17,166	52,487
Turk Hava Yollari AO(a)	54,583	151,674
Turkcell Iletisim Hizmetleri A/S	27,428	39,974

		401,134

United Arab Emirates — 1.2%
Abu Dhabi Commercial Bank PJSC	56,786	156,975
Abu Dhabi Islamic Bank PJSC	28,640	68,215
Aldar Properties PJSC	221,657	339,623
Dubai Islamic Bank PJSC	55,861	97,710
Emaar Properties PJSC	50,986	87,943
Emirates NBD Bank PJSC	49,810	205,773
Emirates Telecommunications Group Co. PJSC	35,472	339,281
First Abu Dhabi Bank PJSC	53,263	325,403

		1,620,923

Total Common Stocks — 92.1% (Cost: $133,254,740)		130,013,253

Preferred Securities

Preferred Stocks — 0.9%

Brazil — 0.9%
Banco Bradesco SA, Preference Shares	132,630	482,346

Security	Shares	Value

Brazil (continued)
Itau Unibanco Holding SA, Preference Shares	11,430	$55,185
Petroleo Brasileiro SA, Preference Shares	107,590	658,952

		1,196,483

Total Preferred Securities — 0.9% (Cost: $1,172,377)		1,196,483

Total Long-Term Investments — 93.0% (Cost: $134,427,117)		131,209,736

Short-Term Securities

Money Market Funds — 5.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(e)(f)	7,133,591	7,133,591
SL Liquidity Series, LLC, Money Market Series, 0.47%(e)(f)(g)	254,907	254,881

Total Short-Term Securities — 5.2% (Cost: $7,388,472)		7,388,472

Total Investments — 98.2% (Cost: $141,815,589)		138,598,208

Other Assets Less Liabilities — 1.8%		2,536,080

Net Assets — 100.0%		$141,134,288

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$13,397,402	$—		$(6,263,811	)(a)	$—	$—	$7,133,591	7,133,591	$2,206		$—

SL Liquidity Series, LLC, Money Market Series	—	254,889	(a)	—		(8)	—	254,881	254,907	3,475	(b)	—

						$(8)	$—	$7,388,472		$5,681		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Advantage Emerging Markets Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	144	06/17/22	$7,613	$(383,037)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$383,037	$—	$—	$—	$383,037

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,502,287)	$—	$—	$—	$(1,502,287)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(444,244)	$—	$—	$—	$(444,244)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,425,150

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$4,967,796	$—	$—	$4,967,796
China	2,724,417	36,628,247	139,625	39,492,289
Colombia	166,632	—	—	166,632
Greece	—	1,080,671	—	1,080,671
Hong Kong	—	809,609	—	809,609
Hungary	—	604,398	—	604,398

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2022	BlackRock Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
India	$1,918,743	$14,756,715	$—	$16,675,458
Indonesia	49,938	2,239,064	—	2,289,002
Malaysia	10,799	1,879,940	—	1,890,739
Mexico	3,295,511	—	—	3,295,511
Peru	228,750	89,294	—	318,044
Philippines	—	461,853	—	461,853
Romania	—	352,175	—	352,175
Russia	—	—	313	313
Saudi Arabia	58,727	6,501,003	—	6,559,730
Singapore	41,826	—	—	41,826
South Africa	2,142,250	5,663,334	—	7,805,584
South Korea	225,989	15,728,029	—	15,954,018
Taiwan	1,122,780	21,278,290	—	22,401,070
Thailand	—	2,824,478	—	2,824,478
Turkey	244,135	156,999	—	401,134
United Arab Emirates	325,403	1,295,520	—	1,620,923
Preferred Securities
Preferred Stocks	1,196,483	—	—	1,196,483

Short-Term Securities
Money Market Funds	7,133,591	—	—	7,133,591

	$25,853,770	$112,349,619	$139,938	138,343,327

Investments Valued at NAV(a)				254,881

				$138,598,208

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(383,037)	$—	$—	$(383,037)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock Global Long/Short Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Netherlands — 0.1%
Climate Transition Capital Acquisition I BV(a)	40,590	$419,640

United States(a) — 0.0%
Excelerate Energy, Inc., Class A	1,966	53,102
Palantir Technologies, Inc., Class A	4	41

		53,143

Total Common Stocks — 0.1% (Cost: $528,566)		472,783

Preferred Securities

Preferred Stocks — 0.5%(b)

United States — 0.5%
AliphCom
Series 6, (Acquired 12/15/15, Cost: $—)(c)	8,264	—
Series 8,	823,530	8
Illumio, Inc., Series C, (Acquired 03/10/15, Cost: $1,500,001)(c)	466,730	3,323,118

		3,323,126

Total Preferred Securities — 0.5% (Cost: $3,250,010)		3,323,126

	Par (000)

U.S. Treasury Obligations
U.S. Treasury Floating Rate Note(d)
(3 mo.Treasury money market yield - 0.02%), 0.88%, 01/31/24	$3,395	3,399,304
(3 mo.Treasury money market yield + 0.04%), 0.93%, 10/31/23	3,130	3,135,761

Total U.S. Treasury Obligations — 1.1% (Cost: $6,525,000)		6,535,065

	Shares

Warrants

Netherlands — 0.0%
Climate Transition Capital Acquisition I BV, (Expires: 12/31/30)(a)	13,530	2,141

Total Warrants — 0.0% (Cost: $ — )		2,141

Total Long-Term Investments — 1.7% (Cost: $10,303,576)		10,333,115

Short-Term Securities

Money Market Funds — 6.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(e)(f)	36,355,831	36,355,831

Security	Par (000)	Value

U.S. Treasury Obligations — 85.3%
U.S. Cash Management Bills(g) 0.13%, 05/03/22	$9,195	$9,194,977
0.23%, 05/17/22	955	954,926
0.28%, 05/31/22	2,115	2,114,434
0.98%, 08/16/22	15,000	14,956,374
1.13%, 08/30/22	14,095	14,043,516
U.S. Treasury Bills(g) 0.12%, 05/03/22	700	699,998
0.13%, 05/03/22	1,495	1,494,996
0.25%, 05/03/22	7,000	6,999,983
0.24%, 05/05/22 - 05/12/22	14,595	14,594,624
0.22%, 05/10/22	4,885	4,884,878
0.16%, 05/12/22	20,000	19,999,319
0.20%, 05/17/22	3,895	3,894,696
0.26%, 05/17/22	30,000	29,997,656
0.17%, 05/19/22	10,000	9,998,961
0.28%, 05/19/22 - 05/31/22	8,885	8,883,932
0.45%, 05/19/22 - 06/16/22	20,105	20,095,424
0.30%, 05/24/22	25,000	24,995,608
0.33%, 05/24/22	10,000	9,998,243
0.41%, 05/31/22	7,000	6,998,125
0.51%, 06/07/22	15,000	14,993,763
0.37%, 06/09/22	20,000	19,990,830
0.39%, 06/09/22	40,050	40,031,637
0.50%, 06/14/22 - 06/21/22	25,000	24,984,181
0.46%, 06/16/22	8,000	7,995,556
0.49%, 06/21/22	10,000	9,992,199
0.66%, 06/21/22	40,000	39,968,796
0.52%, 06/23/22 - 07/05/22	45,875	45,822,976
0.63%, 06/28/22	25,000	24,975,359
0.55%, 07/05/22	5,000	4,993,585
0.70%, 08/04/22	475	473,862
0.78%, 08/18/22	1,505	1,500,493
0.68%, 09/01/22	3,685	3,671,659
0.08%, 09/08/22	1,362	1,356,821
1.07%, 09/29/22	2,675	2,662,173
1.40%, 10/27/22	14,890	14,789,026
0.64%, 01/26/23	2,475	2,444,969
1.17%, 02/23/23	2,165	2,134,139
U.S. Treasury Floating Rate Note(d)
(3 mo.Treasury money market yield + 0.06%), 0.95%, 10/31/22	20,000	20,019,357
(3 mo.Treasury money market yield + 0.05%), 0.94%, 01/31/23	14,633	14,648,694
U.S. Treasury Notes 2.13%, 05/15/22	585	585,373
0.13%, 06/30/22 - 03/31/23	3,925	3,861,855
1.63%, 12/15/22	2,000	2,000,000
1.38%, 02/15/23	5,000	4,980,078

		513,678,051

Total Short-Term Securities — 91.4% (Cost: $550,061,077)		550,033,882

Total Investments — 93.1% (Cost: $560,364,653)		560,366,997

Other Assets Less Liabilities — 6.9%		41,829,820

Net Assets — 100.0%		$602,196,817

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,323,118, representing 0.6% of its net assets as of period end, and an original cost of $1,500,001.

(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$18,454,009	$17,901,822	(a)	$—	$—	$—	$36,355,831	36,355,831	$11,465	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	94	06/09/22	$13,726	$(487,733)
S&P 500 E-Mini Index	68	06/17/22	14,034	(123,607)

				$(611,340)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	At Termination	Bank of America N.A.(b)	02/15/23 – 06/15/23	$(8,586,443)	$3,245,734	(c)	$(1,032,216)	60.7%
	At Termination	Bank of America N.A.(d)	02/15/23 – 06/15/23	(6,816,197)	3,033,508	(e)	(89,684)	40.4
	At Termination	BNP Paribas SA(f)	12/12/22 – 12/19/22	(6,862,838)	6,902,033	(g)	(362,256)	125.9
	At Termination	Goldman Sachs & Co.(h)	02/27/23 – 02/28/23	(11,083,575)	12,066,813	(i)	(1,995,792)	142.2
	At Termination	Goldman Sachs & Co.(j)	02/27/23 – 02/28/23	(5,650,977)	7,560,189	(k)	688,223	64.4
	At Termination	UBS AG(l)	07/08/22 – 01/20/27	(7,073,429)	4,809,090	(m)	1,117,689	54.2

					$37,617,367		$(1,674,036)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(4,308,493) of net dividends and financing fees.
(e)	Amount includes $(3,693,005) of net dividends and financing fees.
(g)	Amount includes $401,451 of net dividends and financing fees.
(i)	Amount includes $2,979,030 of net dividends and financing fees.
(k)	Amount includes $1,220,989 of net dividends and financing fees.
(m)	Amount includes $(3,382,028) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

OTC Total Return Swaps (continued)
	(b)	(d)	(f)
Range:	0-175 basis points	0-1,196 basis points	0-625 basis points
Benchmarks:	AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)	AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)	AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)
	Bank of Canada Overnight Rate Target(CABROVER)	Bank of Canada Overnight Rate Target (CABROVER)	Bank of Canada Overnight Rate Target (CABROVER)
	CHF - Swiss Average Rate O/N (SSARON)	CHF - Swiss Average Rate O/N (SSARON)	CHF - Swiss Average Rate O/N (SSARON)
	DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)	DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)	DKK - Annualized Overnight Deposit MID Rate
EUR - 1D Euro Short Term Rate (ESTR)
	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)	GBP - 1D Sterling Overnight Index Average (SONIA)
	GBP - 1D Sterling Overnight Index Average (SONIA)	GBP - 1D Sterling Overnight Index Average (SONIA)
HKD - 1D Overnight Index Swap Rate (HKDONOIS)
	HKD - 1D Overnight Index Swap Rate (HKDONOIS)	HKD - 1D Overnight Index Swap Rate (HKDONOIS)
ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)
	ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)	ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)	JPY - 1D Overnight Tokyo Average Rate (TONA)
	JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)	JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)	NOK - Norwegian Overnight Weighted Average (NOWA)
	NOK - 1W Norway Interbank Offer Rate (NIBOR)	NOK - 1W Norway Interbank Offer Rate (NIBOR)	NZD - 1D New Zealand Official Overnight Deposit
	NZD - 1M New Zealand Bank Bill Rate (BBR)	NZD - 1M New Zealand Bank Bill Rate (BBR)	Rate (NZOCO)
	SEK - 1W Stockholm Interbank Offer Rate (STIBOR)	SEK - 1W Stockholm Interbank Offer Rate (STIBOR)	SEK - 1W Stockholm Interbank Offer Rate (STIBOR)
	SGD - Overnight Rate Average (SORA)	SGD - Overnight Rate Average (SORA)	SGD - Overnight Rate Average (SORA)
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(h)	(j)	(l)
	0-1,300 basis points	15-1,350 basis points	20-170 basis points
	AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)	AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)	AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)
	CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)	CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)	CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)
	CHF - Swiss Average Rate O/N (SSARON)	CHF - Swiss Average Rate O/N (SSARON)	CHF - Swiss Average Rate O/N (SSARON)
	DKK - Danish Tom/Next Reference Rate (DETNT/N)	DKK - Danish Tom/Next Reference Rate (DETNT/N)	DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)
	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)
	GBP - 1D Sterling Overnight Index Average (SONIA)	GBP - 1D Sterling Overnight Index Average (SONIA)	GBP - 1D Sterling Overnight Index Average (SONIA)
	HKD - 1D Overnight Index Swap Rate (HKDONOIS)	HKD - 1D Overnight Index Swap Rate (HKDONOIS)	HKD - 1D Overnight Index Swap Rate (HKDONOIS)
	ILS - 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)	ILS - 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)	ILS - 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)
	JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)	JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)	JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)
	NOK - Norwegian Overnight Weighted Average (NOWA)	NOK - Norwegian Overnight Weighted Average (NOWA)	NOK - Norwegian Overnight Weighted Average (NOWA)
	NZD - 1D New Zealand Official Overnight Deposit Rate (NZOCO)	NZD - 1D New Zealand Official Overnight Deposit Rate (NZOCO)	NZD - 1M New Zealand Bank Bill Rate (BBR)
SEK - TN Stockholm Interbank Offer Rate (STIBOR)
	SEK - 1D Overnight Stockholm Interbank Offer Rate (STIBOR)	SEK - 1D Overnight Stockholm Interbank Offer Rate (STIBOR)
SGD - Overnight Rate Average (SORA)
	SGD - Overnight Rate Average (SORA)	SGD - Overnight Rate Average (SORA)	USD - 1D Overnight Bank Funding Rate (OBFR01)
	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination dates February 15, 2023 and June 15, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Argentina
MercadoLibre, Inc.	172	$167,464	(16.2)%

Australia
Altium Ltd.	4,191	94,412	(9.1)
AMP Ltd.	195,166	157,679	(15.3)
Atlas Arteria Ltd.	31,072	150,950	(14.6)
Aurizon Holdings Ltd.	64,246	181,438	(17.6)
Australia & New Zealand Banking Group Ltd.	6,311	120,093	(11.6)
Boral Ltd.	166,715	415,892	(40.3)
carsales.com Ltd.	5,320	78,540	(7.6)
Commonwealth Bank of Australia	1,513	109,970	(10.7)
CSR Ltd.	37,701	161,458	(15.6)
Deterra Royalties Ltd.	39,957	135,362	(13.1)
Domain Holdings Australia Ltd.	49,275	120,001	(11.6)
Domino’s Pizza Enterprises Ltd.	1,331	69,773	(6.8)
Flight Centre Travel Group Ltd.	1,020	15,929	(1.5)
Glencore PLC	10,720	66,053	(6.4)
Goodman Group	3,074	51,163	(5.0)
Harvey Norman Holdings Ltd.	58,573	208,641	(20.2)
IDP Education Ltd.	6,700	124,294	(12.0)
IGO Ltd.	1,089	9,902	(1.0)
Iluka Resources Ltd.	9,655	75,627	(7.3)
Insignia Financial Ltd.	120,335	289,266	(28.0)
JB Hi-Fi Ltd.	411	15,222	(1.5)
Macquarie Group Ltd.	1,905	274,249	(26.6)
Magellan Financial Group Ltd.	5,445	61,599	(6.0)
Medibank Pvt Ltd.	93,373	209,822	(20.3)
Metcash Ltd.	3,082	10,346	(1.0)
Mirvac Group	49,657	83,925	(8.1)
Origin Energy Ltd.	10,116	48,386	(4.7)
Orora Ltd.	47,331	132,637	(12.8)
OZ Minerals Ltd.	26,379	457,885	(44.4)
Pilbara Minerals Ltd.	17,178	33,320	(3.2)
Pro Medicus Ltd.	968	31,657	(3.1)
Qube Holdings Ltd.	28,723	59,355	(5.8)
REA Group Ltd.	2,680	240,096	(23.3)
Scentre Group	17,745	36,972	(3.6)
SEEK Ltd.	7,130	139,715	(13.5)
South32 Ltd.	3,495	11,640	(1.1)
Star Entertainment Grp Ltd.	140,911	311,227	(30.2)
Telstra Corp. Ltd.	9,524	27,035	(2.6)
Wesfarmers Ltd.	292	10,104	(1.0)
WiseTech Global Ltd.	3,892	120,663	(11.7)

		4,952,298

Austria
ANDRITZ AG	3,500	148,789	(14.4)
Erste Group Bank AG	23,474	730,881	(70.8)
Raiffeisen Bank International AG	3,157	36,568	(3.6)

		916,238

Belgium
Ackermans & van Haaren NV	1,461	260,462	(25.2)
KBC Group NV	758	51,568	(5.0)

Security	Shares	Value	% of Basket Value

Belgium (continued)
Telenet Group Holding NV	5,723	$170,559	(16.5)%
Umicore SA	3,213	123,519	(12.0)
Warehouses De Pauw CVA	11,005	423,364	(41.0)

		1,029,472

Bermuda
Hiscox Ltd.	11,436	135,794	(13.2)
RenaissanceRe Holdings Ltd.	1,726	247,716	(24.0)

		383,510

Canada
Air Canada	12,379	216,812	(21.0)
Alamos Gold Inc., Class A	67,176	521,867	(50.6)
ARC Resources Ltd.	17,478	242,310	(23.5)
Aritzia Inc.	3,494	124,431	(12.0)
Atco Ltd., Class I	4,613	164,354	(15.9)
Boralex, Inc., Class A	4,196	125,784	(12.2)
Brookfield Infrastructure Corp., Class A	4,247	301,338	(29.2)
CAE, Inc.	4,066	96,693	(9.4)
Canada Goose Holdings, Inc.	6,447	140,351	(13.6)
Canadian Utilities Ltd., Class A	7,829	235,361	(22.8)
Cargojet, Inc.	424	49,537	(4.8)
CGI, Inc.	4,356	347,354	(33.6)
CI Financial Corp.	5,541	72,247	(7.0)
Descartes Systems Group Inc.	3,688	229,063	(22.2)
Enbridge, Inc.	9,560	417,183	(40.4)
Enerplus Corp.	19,579	239,889	(23.2)
Equinox Gold Corp.	26,510	189,025	(18.3)
Franco-Nevada Corp.	2,538	383,826	(37.2)
GFL Environmental, Inc.	10,550	317,818	(30.8)
Hydro One Ltd.	9,028	244,068	(23.6)
IGM Financial, Inc.	3,215	101,882	(9.9)
Imperial Oil Ltd.	5,972	300,680	(29.1)
Innergex Renewable Energy Inc.	23,352	312,657	(30.3)
Ivanhoe Mines Ltd., Class A	14,883	119,328	(11.6)
Keyera Corp.	2,603	64,576	(6.3)
Lundin Mining Corp.	2,482	22,663	(2.2)
Northland Power, Inc.	700	21,126	(2.0)
Osisko Gold Royalties Ltd.	1,147	14,116	(1.4)
Parex Resources, Inc.	6,443	125,585	(12.2)
Shopify, Inc., Class A	569	243,399	(23.6)
SSR Mining, Inc.	536	11,791	(1.1)
Stantec, Inc.	3,890	178,565	(17.3)
TC Energy Corp.	1,833	96,954	(9.4)
TELUS Corp.	15,770	394,542	(38.2)
TFI International, Inc.	1,616	129,994	(12.6)
Whitecap Resources, Inc.	15,738	129,001	(12.5)
WSP Global, Inc.	1,730	201,758	(19.5)
Yamana Gold, Inc.	35,305	194,849	(18.9)

		7,322,777

China
Budweiser Brewing Co. APAC Ltd.	24,900	61,956	(6.0)
Chow Tai Fook Jewellery Group Ltd.	55,400	92,891	(9.0)

		154,847

Denmark
Demant A/S	4,351	191,198	(18.5)
Genmab A/S	399	140,305	(13.6)
GN Store Nord A/S	2,586	97,052	(9.4)
H Lundbeck A/S	5,606	128,479	(12.4)
ISS A/S	4,528	74,323	(7.2)

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Denmark (continued)
Jyske Bank A/S	3,482	$192,534	(18.7)%
SimCorp A/S	1,118	78,267	(7.6)
Tryg A/S	7,913	188,148	(18.2)

		1,090,306

Finland
Kesko OYJ, B Shares	14,902	375,179	(36.3)
Metso Outotec OYJ	25,108	213,793	(20.7)
Nokia OYJ	18,846	95,551	(9.3)
Nokian Renkaat OYJ	10,916	146,586	(14.2)
Nordea Bank Abp	2,483	24,756	(2.4)
Outokumpu OYJ	21,432	105,215	(10.2)
Valmet OYJ	13,815	369,977	(35.8)
Wartsila OYJ Abp	31,599	253,735	(24.6)

		1,584,792

France
Accor SA	6,223	204,448	(19.8)
Aeroports de Paris	1,048	148,240	(14.4)
Air France-KLM	18,396	75,778	(7.3)
Air Liquide SA	11,954	2,068,141	(200.4)
Amundi SA	263	15,814	(1.5)
Arkema SA	861	98,106	(9.5)
Atos SE	10,209	248,707	(24.1)
AXA SA	4,652	123,069	(11.9)
Carrefour SA	3,388	71,851	(7.0)
Cie Plastic Omnium SA	17,810	288,303	(27.9)
Covivio	4,414	314,354	(30.5)
Dassault Aviation SA	206	34,568	(3.3)
Dassault Systemes SE	3,686	163,011	(15.8)
Edenred	7,995	401,526	(38.9)
Eurazeo SE	1,684	129,397	(12.5)
Exclusive Networks SA	27,644	527,268	(51.1)
ICADE	2,467	147,294	(14.3)
Klepierre SA	6,674	159,747	(15.5)
Legrand SA	2,323	205,851	(19.9)
Orange SA	4,109	48,919	(4.7)
Publicis Groupe SA	186	11,167	(1.1)
Remy Cointreau SA	617	122,310	(11.9)
Rubis SCA	2,023	53,807	(5.2)
SCOR SE	1,211	34,240	(3.3)
Ubisoft Entertainment SA	6,074	274,623	(26.6)
Wendel SE	964	96,047	(9.3)

		6,066,586

Germany
1&1 AG	3,138	66,128	(6.4)
Bayerische Motoren Werke AG	4,890	399,346	(38.7)
Beiersdorf AG	740	74,326	(7.2)
Commerzbank AG	3,248	21,204	(2.1)
Covestro AG	963	41,462	(4.0)
CTS Eventim AG & Co. KGaA	1,054	72,342	(7.0)
Deutsche Bank AG	16,185	164,358	(15.9)
E.ON SE	29,762	309,732	(30.0)
Freenet AG	33,719	932,945	(90.4)
Hannover Rueck SE	564	87,663	(8.5)
Hella GmbH & Co. KGaA	2,856	180,306	(17.5)
KION Group AG	1,669	92,840	(9.0)
LANXESS AG	2,179	84,232	(8.2)
METRO AG	1,766	15,512	(1.5)
Nemetschek SE	4,470	354,714	(34.4)
Nordex SE	7,007	101,126	(9.8)
ProSiebenSat.1 Media SE	24,523	282,156	(27.3)

Security	Shares	Value	% of Basket Value

Germany (continued)
Rational AG	755	$460,584	(44.6)%
Rheinmetall AG	1,205	271,636	(26.3)
Rwe AG	12,324	511,685	(49.6)
Salzgitter AG	4,702	195,178	(18.9)
Scout24 AG	1,656	104,739	(10.1)
TAG Immobilien AG	3,065	61,255	(5.9)
Talanx AG	3,623	150,643	(14.6)
TeamViewer AG	13,959	167,495	(16.2)
Traton SE	2,476	41,264	(4.0)
TUI AG	18,019	51,372	(5.0)

		5,296,243

Hong Kong
ASM Pacific Technology Ltd.	24,000	241,867	(23.4)
Bank of East Asia Ltd.	53,000	78,425	(7.6)
Cathay Pacific Airways Ltd.	276,000	275,759	(26.7)
Dah Sing Banking Group Ltd.	264,800	222,534	(21.6)
Dairy Farm International Holdings Ltd.	93,000	251,179	(24.3)
Haitong International Securities Group Ltd.	159,000	25,170	(2.4)
HK Electric Investments & HK Electric Investments Ltd., Class SS	62,500	61,727	(6.0)
Hutchison Port Holdings Trust, Class U	686,400	163,608	(15.8)
Hutchison Telecommunications Hong Kong Holdings Ltd.	174,000	29,048	(2.8)
Hysan Development Co. Ltd.	47,000	138,658	(13.4)
Kerry Properties Ltd.	27,500	74,364	(7.2)
Link REIT	9,800	84,650	(8.2)
Melco Resorts & Entertainment Ltd., ADR	13,848	79,211	(7.7)
Pacific Basin Shipping Ltd.	119,000	54,598	(5.3)
Shangri-La Asia Ltd.	16,000	12,114	(1.2)
SITC International Holdings Co. Ltd.	63,000	209,441	(20.3)
SJM Holdings Ltd.	145,000	60,909	(5.9)
Sun Hung Kai Properties Ltd.	18,000	207,308	(20.1)
Swire Pacific Ltd., Class A	73,500	418,649	(40.6)
Swire Properties Ltd.	14,800	35,469	(3.4)
WH Group Ltd.	179,000	123,617	(12.0)
Wharf Real Estate Investment Co. Ltd.	14,000	65,976	(6.4)
Yue Yuen Industrial Holdings Ltd.	38,500	56,629	(5.5)

		2,970,910

Ireland
Adient PLC	7,563	258,201	(25.0)
Aptiv PLC	2,198	233,867	(22.7)
Experian PLC	1,022	35,294	(3.4)
Glanbia PLC	45,333	544,238	(52.7)
Icon PLC	99	22,395	(2.2)
James Hardie Industries PLC	3,937	113,497	(11.0)
Jazz Pharmaceuticals PLC	73	11,696	(1.1)
Kingspan Group PLC	584	54,363	(5.3)
Trane Technologies PLC	1,715	239,911	(23.2)

		1,513,462

Israel
Airport City Ltd.	5,107	113,696	(11.0)
Alony Hetz Properties & Investments Ltd.	8,375	137,068	(13.3)
Amot Investments Ltd.	3,766	28,587	(2.8)
Bezeq The Israeli Telecommunication Corp. Ltd.	27,878	44,195	(4.3)
Big Shopping Centers Ltd.	527	79,640	(7.7)
Check Point Software Technologies Ltd.	2,065	260,789	(25.3)
Enlight Renewable Energy Ltd.	8,591	18,431	(1.8)
Fattal Holdings 1998 Ltd.	329	47,453	(4.6)
Harel Insurance Investments & Financial Services Ltd.	14,405	176,560	(17.1)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Israel (continued)
Israel Corp. Ltd.	238	$133,724	(12.9)%
Melisron Ltd.	370	30,013	(2.9)
Monday.com Ltd.	397	51,372	(5.0)
Nova Measuring Instruments Ltd.	3,382	333,499	(32.3)
OPC Energy Ltd.	18,716	205,865	(19.9)
Paz Oil Co. Ltd.	1,196	185,361	(18.0)
Phoenix Holdings Ltd.	5,557	69,909	(6.8)
SolarEdge Technologies, Inc.	316	79,129	(7.7)
Teva Pharmaceutical Industries Ltd., ADR	2,069	18,021	(1.7)

		2,013,312

Italy
A2A SpA	31,551	53,907	(5.2)
Amplifon SpA	5,001	199,514	(19.3)
Azimut Holding SpA	418	8,872	(0.9)
Banca Generali SpA	6,216	205,508	(19.9)
Banca Mediolanum SpA	33,430	242,680	(23.5)
Buzzi Unicem SpA	6,073	112,464	(10.9)
Davide Campari-Milano NV	7,172	80,923	(7.8)
De’ Longhi SpA	1,849	44,838	(4.4)
Enel SpA	72,602	472,123	(45.7)
Ferrari NV	190	40,005	(3.9)
Interpump Group SpA	3,553	143,647	(13.9)
Italgas SpA	64,436	417,202	(40.4)
Leonardo SpA	35,549	365,849	(35.5)
Mediobanca Banca di Credito Finanziario SpA	30,492	305,617	(29.6)
Moncler SpA	13,377	696,857	(67.5)
PRADA SpA	47,800	297,418	(28.8)
Reply SpA	3,409	501,863	(48.6)
UniCredit SpA	15,466	143,139	(13.9)
UnipolSai Assicurazioni SpA	64,518	181,478	(17.6)

		4,513,904

Japan
ABC-Mart, Inc.	14,100	584,726	(56.6)
Acom Co. Ltd.	74,600	191,851	(18.6)
Activia Properties, Inc.	49	156,580	(15.2)
Advantest Corp.	1,400	95,547	(9.3)
AEON Financial Service Co. Ltd.	27,000	248,222	(24.0)
Aica Kogyo Co. Ltd.	9,200	212,963	(20.6)
Alfresa Holdings Corp.	9,100	123,748	(12.0)
Amada Co. Ltd.	31,400	243,820	(23.6)
Amano Corp.	4,700	90,481	(8.8)
Anritsu Corp.	12,900	162,211	(15.7)
Aozora Bank Ltd.	13,600	272,279	(26.4)
Asahi Group Holdings Ltd.	8,100	305,312	(29.6)
Astellas Pharma, Inc.	14,600	222,295	(21.5)
Azbil Corp.	4,700	142,702	(13.8)
Bandai Namco Holdings, Inc.	5,500	372,366	(36.1)
Benesse Holdings, Inc.	6,700	117,229	(11.4)
Capcom Co. Ltd.	13,600	358,865	(34.8)
Chubu Electric Power Co., Inc.	50,900	513,839	(49.8)
Chugoku Bank Ltd.	7,600	55,887	(5.4)
Chugoku Electric Power Co., Inc.	15,800	104,067	(10.1)
Coca-Cola Bottlers Japan Holdings, Inc.	15,400	172,641	(16.7)
COMSYS Holdings Corp.	13,600	282,366	(27.4)
Cosmo Energy Holdings Co. Ltd.	500	12,422	(1.2)
Cosmos Pharmaceutical Corp.	2,000	184,375	(17.9)
Daifuku Co. Ltd.	3,400	209,061	(20.3)
Daito Trust Construction Co. Ltd.	1,500	144,468	(14.0)
Daiwa House Industry Co. Ltd.	7,500	180,301	(17.5)

Security	Shares	Value	% of Basket Value

Japan (continued)
Denso Corp.	100	$6,095	(0.6)%
Dentsu Group, Inc.	9,000	324,375	(31.4)
DMG Mori Co. Ltd.	9,600	120,484	(11.7)
Ebara Corp.	2,800	128,597	(12.5)
Electric Power Development Co. Ltd.	16,500	226,096	(21.9)
FP Corp.	8,500	192,247	(18.6)
Freee KK	2,800	80,789	(7.8)
Furukawa Electric Co. Ltd.	3,100	50,341	(4.9)
GMO Payment Gateway, Inc.	1,400	117,460	(11.4)
H.U. Group Holdings, Inc.	5,400	120,325	(11.7)
Hamamatsu Photonics KK	3,000	134,230	(13.0)
Hirose Electric Co. Ltd.	2,100	266,435	(25.8)
Hisamitsu Pharmaceutical Co., Inc.	7,300	199,996	(19.4)
Hitachi Construction Machinery Co. Ltd.	4,700	106,414	(10.3)
Hoshizaki Corp.	100	6,334	(0.6)
Hoya Corp.	2,000	198,484	(19.2)
Information Services International-Dentsu Ltd.	5,600	160,822	(15.6)
Internet Initiative Japan, Inc.	2,700	84,270	(8.2)
Itochu Techno-Solutions Corp.	9,200	215,425	(20.9)
Izumi Co. Ltd.	3,300	71,721	(6.9)
J Front Retailing Co. Ltd.	25,800	193,336	(18.7)
Japan Exchange Group, Inc.	4,600	68,496	(6.6)
Japan Post Bank Co. Ltd.	20,700	156,167	(15.1)
Japan Prime Realty Investment Corp.	47	142,587	(13.8)
Japan Tobacco, Inc.	4,100	69,748	(6.8)
Kakaku.com, Inc.	20,500	429,307	(41.6)
Kamigumi Co. Ltd.	9,800	166,393	(16.1)
Kandenko Co. Ltd.	27,700	175,662	(17.0)
Kao Corp.	12,400	496,973	(48.1)
Kawasaki Kisen Kaisha Ltd.	4,100	214,356	(20.8)
Keisei Electric Railway Co. Ltd.	9,100	223,127	(21.6)
Kewpie Corp.	5,300	89,261	(8.6)
Keyence Corp.	300	120,601	(11.7)
Kikkoman Corp.	500	28,101	(2.7)
Kintetsu Group Holdings Co. Ltd.	10,600	303,915	(29.4)
Koito Manufacturing Co. Ltd.	8,000	293,556	(28.4)
Kokuyo Co. Ltd.	7,100	92,472	(9.0)
Konami Holdings Corp.	2,700	166,032	(16.1)
Kusuri no Aoki Holdings Co. Ltd.	4,400	194,938	(18.9)
Kyocera Corp.	11,600	609,080	(59.0)
Kyowa Kirin Co. Ltd.	15,100	318,259	(30.8)
Kyudenko Corp.	5,000	113,389	(11.0)
Lasertec Corp.	700	93,521	(9.1)
Lion Corp.	37,100	382,257	(37.0)
Lixil Corp.	10,500	184,677	(17.9)
Mani Inc.	13,600	155,312	(15.0)
Marubeni Corp.	14,200	155,002	(15.0)
Maruwa Unyu Kikan Co. Ltd.	16,600	193,805	(18.8)
Mitsubishi Chemical Holdings Corp.	55,700	339,639	(32.9)
Mitsubishi HC Capital, Inc.	32,700	147,133	(14.3)
Mitsubishi Logistics Corp.	5,900	135,980	(13.2)
Mitsubishi Materials Corp.	10,300	161,125	(15.6)
Mitsui Fudosan Co. Ltd.	4,400	93,252	(9.0)
Mitsui Mining & Smelting Co. Ltd.	5,600	141,600	(13.7)
Mitsui OSK Lines Ltd.	1,600	37,458	(3.6)
MS&AD Insurance Group Holdings, Inc.	3,000	89,302	(8.7)
Murata Manufacturing Co. Ltd.	1,000	59,607	(5.8)
Nagoya Railroad Co. Ltd.	4,800	77,093	(7.5)
Nankai Electric Railway Co. Ltd.	30,400	542,726	(52.6)
Nichirei Corp.	16,600	304,784	(29.5)
Nihon Kohden Corp.	7,200	172,844	(16.7)

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Nippon Express Holdings, Inc.	1,500	$87,946	(8.5)%
Nippon Steel Corp.	4,900	77,805	(7.5)
Nippon Television Holdings, Inc.	14,500	139,174	(13.5)
Nippon Yusen KK	1,500	108,216	(10.5)
Nipro Corp.	2,400	18,911	(1.8)
Nissan Chemical Corp.	3,600	190,161	(18.4)
Nissin Foods Holdings Co. Ltd.	6,200	431,288	(41.8)
Nitori Holdings Co. Ltd.	1,900	195,471	(18.9)
Nitto Denko Corp.	2,700	181,226	(17.6)
NOK Corp.	10,300	87,635	(8.5)
Nomura Research Institute Ltd.	4,300	121,589	(11.8)
NTT Data Corp.	6,000	110,627	(10.7)
Obayashi Corp.	13,400	92,154	(8.9)
OBIC Business Consultants Co. Ltd.	2,200	79,072	(7.7)
Obic Co. Ltd.	2,800	413,670	(40.1)
Omron Corp.	1,400	82,536	(8.0)
Otsuka Corp.	9,400	308,058	(29.8)
Otsuka Holdings Co. Ltd.	3,200	107,528	(10.4)
PALTAC Corp.	3,900	142,147	(13.8)
Park24 Co. Ltd.	17,800	253,481	(24.6)
Penta-Ocean Construction Co. Ltd.	30,600	149,725	(14.5)
PeptiDream, Inc.	2,100	33,871	(3.3)
Pigeon Corp.	18,400	313,812	(30.4)
Pola Orbis Holdings, Inc.	9,000	103,762	(10.1)
Relo Group, Inc.	8,200	117,134	(11.3)
Resorttrust, Inc.	8,700	146,365	(14.2)
Sankyu Inc.	5,000	152,445	(14.8)
Santen Pharmaceutical Co. Ltd.	28,600	232,652	(22.5)
Sapporo Holdings Ltd.	4,100	85,338	(8.3)
Sawai Group Holdings Co. Ltd.	4,900	164,369	(15.9)
SBI Holdings, Inc.	7,800	174,463	(16.9)
SCSK Corp.	12,600	200,319	(19.4)
Sega Sammy Holdings, Inc.	1,000	17,720	(1.7)
Seino Holdings Co. Ltd.	9,400	76,788	(7.4)
Sekisui House REIT, Inc.	448	262,148	(25.4)
SG Holdings Co. Ltd.	7,400	130,408	(12.6)
Shimizu Corp.	30,300	158,882	(15.4)
Shin-Etsu Chemical Co. Ltd.	1,100	151,178	(14.6)
Shionogi & Co. Ltd.	3,000	166,878	(16.2)
Skylark Co. Ltd.	40,500	480,560	(46.6)
SMS Co. Ltd.	4,000	93,875	(9.1)
Softbank Corp.	39,100	455,040	(44.1)
Sony Group Corp.	2,900	250,273	(24.2)
Sotetsu Holdings Inc.	6,600	113,144	(11.0)
Square Enix Holdings Co. Ltd.	1,500	59,889	(5.8)
Subaru Corp.	800	12,140	(1.2)
Sumitomo Chemical Co. Ltd.	2,500	10,631	(1.0)
Sumitomo Dainippon Pharma Co. Ltd.	14,800	131,833	(12.8)
Sumitomo Forestry Co. Ltd.	23,200	354,933	(34.4)
Sumitomo Heavy Industries Ltd.	6,600	139,665	(13.5)
Sumitomo Metal Mining Co. Ltd.	600	26,314	(2.6)
Sumitomo Mitsui Trust Holdings, Inc.	20,300	630,061	(61.0)
Sumitomo Rubber Industries Ltd.	26,900	233,163	(22.6)
Sundrug Co. Ltd.	12,600	293,354	(28.4)
Suzuki Motor Corp.	3,100	93,450	(9.1)
Taiheiyo Cement Corp.	8,400	135,908	(13.2)
Takara Bio Inc.	5,600	90,070	(8.7)
Takashimaya Co. Ltd.	13,600	124,049	(12.0)
Takeda Pharmaceutical Co. Ltd.	400	11,607	(1.1)
Terumo Corp.	17,200	511,960	(49.6)
TIS, Inc.	13,600	305,447	(29.6)

Security	Shares	Value	% of Basket Value

Japan (continued)
Tokio Marine Holdings, Inc.	7,700	$416,329	(40.3)%
Tokyo Electron Ltd.	700	295,362	(28.6)
Tokyo Ohka Kogyo Co. Ltd.	500	27,168	(2.6)
Toray Industries, Inc.	12,500	59,241	(5.7)
Tosoh Corp.	9,700	133,943	(13.0)
TOTO Ltd.	2,700	90,987	(8.8)
Toyo Seikan Group Holdings Ltd.	25,000	270,410	(26.2)
Toyo Suisan Kaisha Ltd.	4,300	132,768	(12.9)
Toyota Tsusho Corp.	1,900	68,262	(6.6)
Trend Micro, Inc.	300	16,727	(1.6)
Tsumura & Co.	5,700	140,247	(13.6)
Tsuruha Holdings, Inc.	3,000	153,324	(14.9)
Unicharm Corp.	18,900	657,569	(63.7)
Ushio, Inc.	5,100	66,124	(6.4)
Welcia Holdings Co. Ltd.	5,300	108,645	(10.5)
Yakult Honsha Co. Ltd.	9,700	502,272	(48.7)
Yamada Holdings Co. Ltd.	165,700	494,794	(47.9)
Yamaguchi Financial Group, Inc.	44,800	245,646	(23.8)
Yaoko Co. Ltd.	7,400	391,480	(37.9)
Yokohama Rubber Co. Ltd.	21,900	293,210	(28.4)
Z Holdings Corp.	24,100	94,613	(9.2)
ZOZO, Inc.	200	4,188	(0.4)

		31,992,064

Jordan
Hikma Pharmaceuticals PLC	7,386	173,500	(16.8)

Luxembourg
Aroundtown SA	36,876	185,432	(18.0)
L’Occitane International SA	45,250	141,839	(13.7)
RTL Group SA	4,359	226,657	(22.0)

		553,928

Macau
MGM China Holdings Ltd.	108,400	62,047	(6.0)
Wynn Macau Ltd.	90,000	55,280	(5.4)

		117,327

Netherlands
ASR Nederland NV	5,718	259,875	(25.2)
CTP NV	2,959	41,896	(4.1)
Heineken Holding NV	5,137	401,006	(38.9)
IMCD NV	2,516	400,604	(38.8)
ING Groep NV	30,572	289,645	(28.1)
OCI NV	2,462	93,291	(9.0)
PostNL NV	59,010	193,362	(18.7)
QIAGEN NV	2,012	92,788	(9.0)
Randstad NV	1,044	55,206	(5.3)

		1,827,673

New Zealand
a2 Milk Co. Ltd.	3,063	9,514	(0.9)
Air New Zealand Ltd.	40,656	23,074	(2.2)
Fisher & Paykel Healthcare Corp. Ltd.	5,400	74,207	(7.2)

		106,795

Norway
Adevinta ASA	9,167	70,819	(6.8)
AutoStore Holdings Ltd.	198,723	443,212	(42.9)
Equinor ASA	3,825	130,928	(12.7)
NEL ASA	7,901	11,228	(1.1)
Nordic Semiconductor ASA	10,379	206,347	(20.0)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Norway (continued)
Schibsted ASA, Class A	4,055	$84,502	(8.2)%
Schibsted ASA, Class B	2,291	44,333	(4.3)

		991,369

Portugal
Jeronimo Martins SGPS SA	16,038	333,857	(32.3)

Puerto Rico
Popular, Inc.	9,444	736,538	(71.4)

Singapore
ComfortDelGro Corp. Ltd.	94,400	99,719	(9.7)
Jardine Cycle & Carriage Ltd.	6,600	137,560	(13.3)
Mapletree Commercial Trust	244,200	328,430	(31.8)
NetLink NBN Trust	26,200	18,945	(1.8)
Olam Group Ltd.	20,900	25,540	(2.5)
SATS Ltd.	400	1,306	(0.1)
SIA Engineering Co. Ltd.	9,600	18,437	(1.8)
StarHub Ltd.	95,300	86,440	(8.4)
United Overseas Bank Ltd.	9,900	211,922	(20.5)
Wing Tai Holdings Ltd.	9,100	11,421	(1.1)

		939,720

Spain
Bankinter SA	20,301	119,469	(11.6)
Cellnex Telecom SA	452	21,068	(2.0)
Iberdrola SA	3,337	38,345	(3.7)
Inmobiliaria Colonial Socimi SA	34,301	285,226	(27.6)
Merlin Properties Socimi SA	9,810	106,572	(10.3)
Naturgy Energy Group SA	737	22,171	(2.2)

		592,851

Sweden
Alfa Laval AB	143	3,981	(0.4)
Boliden AB	4,004	173,618	(16.8)
Castellum AB	23,857	472,448	(45.8)
Epiroc AB, Class B	3,898	68,004	(6.6)
EQT AB	1,467	41,519	(4.0)
Essity AB, Class B	6,674	176,000	(17.1)
Hexagon AB, B Shares	729	9,406	(0.9)
Holmen AB, B Shares	8,115	469,037	(45.4)
Indutrade AB	16,011	377,665	(36.6)
Investment AB Latour, B Shares	3,692	97,810	(9.5)
Lifco AB, B Shares	6,501	136,363	(13.2)
Lundin Energy AB	2,660	109,980	(10.7)
Nibe Industrier AB, B Shares	13,544	132,791	(12.9)
Saab AB, Class B	1,353	57,230	(5.5)
Sagax AB, Class B	5,945	151,862	(14.7)
Spotify Technology SA	5,220	530,613	(51.4)
SSAB AB, A Shares	8,938	56,766	(5.5)
Storskogen Group AB, Class B	86,222	181,867	(17.6)
Swedish Match AB	83,617	665,991	(64.5)
Tele2 AB, B Shares	5,987	79,353	(7.7)

		3,992,304

Switzerland
Adecco Group AG	4,213	162,579	(15.7)
Barry Callebaut AG	24	55,237	(5.3)
Belimo Holding AG	55	27,182	(2.6)
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	2	237,265	(23.0)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	23	257,945	(25.0)

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Cie Financiere Richemont SA, Class A	1,747	$202,985	(19.7)%
Flughafen Zurich AG	5,256	888,783	(86.1)
Idorsia Ltd.	7,017	119,769	(11.6)
Logitech International SA	946	61,564	(6.0)
Lonza Group AG	120	70,756	(6.9)
SIG Combibloc Group AG	13,893	290,857	(28.2)
Sika AG	1,014	309,734	(30.0)
Straumann Holding AG	1,238	145,950	(14.1)
Swatch Group AG	37	9,496	(0.9)
Swiss Prime Site AG	5,006	489,309	(47.4)
UBS Group AG	7,998	135,779	(13.2)

		3,465,190

United Kingdom
Abrdn PLC	5,133	12,053	(1.2)
BAE Systems PLC	6,717	62,043	(6.0)
Baltic Classifieds Group PLC	87,726	143,751	(13.9)
Barclays PLC	198,287	364,479	(35.3)
Barratt Developments PLC	32,075	196,236	(19.0)
Beazley PLC	5,857	31,787	(3.1)
Bellway PLC	12,348	375,037	(36.3)
Capri Holdings Ltd.	1,647	78,562	(7.6)
Croda International PLC	109	10,587	(1.0)
Darktrace PLC	4,310	23,537	(2.3)
Dechra Pharmaceuticals PLC	3,156	143,015	(13.8)
Direct Line Insurance Group PLC	71,519	226,993	(22.0)
Electrocomponents PLC	14,549	189,900	(18.4)
Halma PLC	13,717	426,899	(41.4)
Hargreaves Lansdown PLC	14,038	160,712	(15.6)
Imperial Brands PLC	5,370	111,779	(10.8)
Intertek Group PLC	8,874	552,983	(53.6)
Janus Henderson Group PLC	1,111	33,863	(3.3)
Liberty Global PLC, Class A	5,169	117,646	(11.4)
Linde PLC	747	233,034	(22.6)
M&G PLC	43,547	115,615	(11.2)
Melrose Industries PLC	25,116	37,298	(3.6)
Moneysupermarket.com Group PLC	2	4	(0.0)
Nomad Foods Ltd.	54,636	1,008,581	(97.7)
Phoenix Group Holdings PLC	9,932	75,229	(7.3)
Quilter PLC	74,496	122,716	(11.9)
Smiths Group PLC	3,153	57,698	(5.6)
SSE PLC	442	10,266	(1.0)
SSP Group PLC	25,152	74,239	(7.2)
THG PLC	78,397	105,256	(10.2)
Tritax Big Box REIT PLC	102,296	312,276	(30.2)
Weir Group PLC	518	9,958	(1.0)
Whitbread PLC	2,516	89,123	(8.6)

		5,513,155

United States
A O Smith Corp.	817	47,737	(4.6)
AbbVie, Inc.	1,402	205,926	(19.9)
ABIOMED, Inc.	1,581	453,083	(43.9)
Adobe, Inc.	1,049	415,352	(40.2)
Advanced Micro Devices, Inc.	5,891	503,798	(48.8)
Aflac, Inc.	2,082	119,257	(11.5)
Agilent Technologies, Inc.	1,467	174,969	(16.9)
Airbnb, Inc., Class A	872	133,599	(12.9)
Alaska Air Group, Inc.	199	10,824	(1.0)
Alcoa Corp.	898	60,884	(5.9)
Alexandria Real Estate Equities, Inc.	3,741	681,461	(66.0)
Alphabet, Inc., Class C	10	22,993	(2.2)

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
AMC Entertainment Holdings, Inc., Class A	12,115	$185,360	(18.0)%
American Express Co.	394	68,836	(6.7)
American Water Works Co., Inc.	1,458	224,649	(21.8)
AMETEK, Inc.	107	13,510	(1.3)
AMN Healthcare Services, Inc.	2,530	247,308	(24.0)
Amphenol Corp., Class A	12,390	885,885	(85.8)
ANSYS, Inc.	45	12,406	(1.2)
Antero Midstream Corp.	34,112	350,330	(33.9)
Aon PLC, Class A	117	33,695	(3.3)
APA Corp.	1,763	72,160	(7.0)
Applied Materials, Inc.	1,429	157,690	(15.3)
Arista Networks, Inc.	899	103,897	(10.1)
Asbury Automotive Group, Inc.	324	59,522	(5.8)
ASGN, Inc.	5,620	637,589	(61.8)
Atlassian Corp. PLC, Class A	1,191	267,773	(25.9)
Autodesk, Inc.	785	148,585	(14.4)
AvalonBay Communities, Inc.	4,327	984,306	(95.4)
Avantor, Inc.	4,046	128,987	(12.5)
Axon Enterprise, Inc.	3,812	427,706	(41.4)
Ball Corp.	130	10,551	(1.0)
Bank of New York Mellon Corp.	12,186	512,543	(49.7)
Baxter International, Inc.	3,891	276,494	(26.8)
BioMarin Pharmaceutical, Inc.	1,343	109,253	(10.6)
BJ’s Wholesale Club Holdings, Inc.	911	58,623	(5.7)
Black Hills Corp.	2,027	148,458	(14.4)
Blackline, Inc.	3,014	202,089	(19.6)
Block, Inc.	798	79,433	(7.7)
Blueprint Medicines Corp.	1,007	58,758	(5.7)
Boeing Co.	14,833	2,207,744	(213.9)
Booking Holdings, Inc.	168	371,332	(36.0)
Booz Allen Hamilton Holding Corp.	20,765	1,695,047	(164.2)
BorgWarner, Inc.	1,253	46,148	(4.5)
Boston Properties, Inc.	3,456	406,426	(39.4)
Brighthouse Financial, Inc.	1,066	54,750	(5.3)
Brixmor Property Group, Inc.	6,366	161,569	(15.6)
Brown & Brown, Inc.	2,207	136,790	(13.2)
BWX Technologies, Inc.	372	19,314	(1.9)
CACI International, Inc., Class A	604	160,241	(15.5)
Camden Property Trust	1,341	210,390	(20.4)
Carnival Corp.	6,178	106,879	(10.4)
Catalent, Inc.	373	33,779	(3.3)
Cboe Global Markets, Inc.	2,035	229,914	(22.3)
ChampionX Corp.	568	11,985	(1.2)
Charles River Laboratories International, Inc.	1,475	356,227	(34.5)
Charles Schwab Corp.	7,582	502,914	(48.7)
Cheniere Energy, Inc.	6,483	880,456	(85.3)
Chesapeake Energy Corp.	6,237	511,559	(49.6)
Chevron Corp.	1,013	158,707	(15.4)
Choice Hotels International, Inc.	1,927	270,666	(26.2)
Cisco Systems, Inc.	3,287	160,997	(15.6)
Citigroup, Inc.	7,785	375,315	(36.4)
Clorox Co.	544	78,048	(7.6)
CMS Energy Corp.	2,530	173,786	(16.8)
Coca-Cola Co.	1,983	128,122	(12.4)
Cognex Corp.	955	64,587	(6.3)
Colgate-Palmolive Co.	680	52,394	(5.1)
ConocoPhillips	3,419	326,583	(31.6)
Continental Resources, Inc.	14,837	824,492	(79.9)
CoStar Group, Inc.	2,950	187,679	(18.2)
Coupa Software, Inc.	354	30,550	(3.0)
Crocs, Inc.	6,449	428,407	(41.5)
Crown Castle International Corp.	944	174,838	(16.9)

Security	Shares	Value	% of Basket Value

United States (continued)
Cummins, Inc.	1,029	$194,677	(18.9)%
Danaher Corp.	517	129,834	(12.6)
DaVita, Inc.	1,285	139,255	(13.5)
Dentsply Sirona, Inc.	657	26,273	(2.5)
Dick’s Sporting Goods, Inc.	3,014	290,610	(28.2)
DocuSign, Inc.	2,620	212,220	(20.6)
Dominion Energy, Inc.	2,218	181,078	(17.5)
Domino’s Pizza, Inc.	2,414	815,932	(79.0)
Duke Realty Corp.	4,356	238,491	(23.1)
East West Bancorp, Inc.	2,078	148,161	(14.3)
eBay, Inc.	1,192	61,889	(6.0)
Edison International	5,566	382,885	(37.1)
Elanco Animal Health, Inc.	1,568	39,686	(3.8)
Eli Lilly & Co.	326	95,234	(9.2)
Emerson Electric Co.	2,220	200,200	(19.4)
EOG Resources, Inc.	5,557	648,835	(62.9)
EQT Corp.	2,070	82,283	(8.0)
Equifax, Inc.	1,627	331,127	(32.1)
Equinix, Inc.	167	120,086	(11.6)
Equitable Holdings, Inc.	3,179	91,651	(8.9)
Equity Residential	9,809	799,434	(77.4)
Erie Indemnity Co., Class A	520	83,346	(8.1)
Essential Utilities, Inc.	4,244	189,961	(18.4)
Etsy, Inc.	4,615	430,072	(41.7)
Evoqua Water Technologies Corp.	2,256	94,053	(9.1)
Expedia Group, Inc.	4,394	767,852	(74.4)
Expeditors International of Washington, Inc.	470	46,563	(4.5)
Fair Isaac Corp.	36	13,446	(1.3)
Fate Therapeutics, Inc.	4,998	142,743	(13.8)
Federal Realty Investment Trust	4,415	516,820	(50.1)
First Industrial Realty Trust, Inc.	3,764	218,312	(21.1)
Five Below, Inc.	553	86,876	(8.4)
Floor & Decor Holdings, Inc., Class A	2,977	237,326	(23.0)
Fortinet, Inc.	440	127,164	(12.3)
Fox Corp., Class A	6,017	215,649	(20.9)
Fox Corp., Class B	10,825	359,823	(34.9)
FTI Consulting, Inc.	2,361	372,353	(36.1)
Garmin Ltd.	4,218	462,883	(44.8)
Global Payments, Inc.	77	10,547	(1.0)
Globe Life, Inc.	552	54,140	(5.2)
Globus Medical, Inc., Class A	4,049	268,125	(26.0)
Goodyear Tire & Rubber Co.	3,225	42,957	(4.2)
Guidewire Software, Inc.	648	56,337	(5.5)
H&R Block, Inc.	1,473	38,401	(3.7)
Halozyme Therapeutics, Inc.	5,563	221,964	(21.5)
Hanesbrands, Inc.	17,367	230,286	(22.3)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,605	64,184	(6.2)
Harley-Davidson, Inc.	1,644	59,924	(5.8)
Hartford Financial Services Group, Inc.	3,213	224,685	(21.8)
Healthcare Realty Trust, Inc.	695	18,821	(1.8)
HealthEquity, Inc.	6,113	380,962	(36.9)
HEICO Corp.	131	18,501	(1.8)
HEICO Corp., Class A	11,583	1,351,041	(130.9)
Helmerich & Payne, Inc.	355	16,341	(1.6)
Herbalife Nutrition Ltd.	18,468	490,879	(47.6)
Hewlett Packard Enterprise Co.	40,422	622,903	(60.3)
Hexcel Corp.	4,025	218,799	(21.2)
Home Depot, Inc.	1,046	314,218	(30.4)
Honeywell International, Inc.	1,962	379,667	(36.8)
Horizon Therapeutics PLC	2,814	277,348	(26.9)
HubSpot, Inc.	245	92,960	(9.0)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Huntington Bancshares, Inc.	16,624	$218,606	(21.2)%
Huntington Ingalls Industries, Inc.	2,898	616,521	(59.7)
Huntsman Corp.	1,812	61,372	(5.9)
IDACORP, Inc.	7,739	813,988	(78.9)
II-VI, Inc.	1,628	99,650	(9.6)
Illinois Tool Works, Inc.	2,557	504,010	(48.8)
Illumina, Inc.	559	165,827	(16.1)
Integra LifeSciences Holdings Corp.	476	29,112	(2.8)
Intellia Therapeutics, Inc.	947	46,431	(4.5)
International Game Technology PLC	927	20,236	(2.0)
Iridium Communications, Inc.	5,408	193,120	(18.7)
Iron Mountain, Inc.	192	10,316	(1.0)
Jacobs Engineering Group, Inc.	1,619	224,312	(21.7)
JetBlue Airways Corp.	37,049	407,910	(39.5)
Johnson Controls International PLC	1,167	69,868	(6.8)
JPMorgan Chase & Co.	3,285	392,098	(38.0)
Kellogg Co.	6,869	470,527	(45.6)
Keurig Dr Pepper, Inc.	3,254	121,700	(11.8)
KeyCorp	1,119	21,608	(2.1)
Keysight Technologies, Inc.	1,548	217,138	(21.0)
Kinder Morgan, Inc.	8,471	153,749	(14.9)
Kirby Corp.	3,671	239,349	(23.2)
Kite Realty Group Trust	4,971	110,853	(10.7)
KLA Corp.	1,061	338,735	(32.8)
Lattice Semiconductor Corp.	1,759	84,502	(8.2)
Lear Corp.	2,310	295,541	(28.6)
Leggett & Platt, Inc.	14,643	521,730	(50.5)
Leidos Holdings, Inc.	5,463	565,475	(54.8)
Leslie’s, Inc.	6,284	123,166	(11.9)
Levi Strauss & Co., Class A	12,330	223,296	(21.6)
Liberty Media Corp. - Liberty Formula One, Class C	11,690	728,638	(70.6)
Liberty Media Corp. - Liberty SiriusXM, Class C	1,537	64,370	(6.2)
Lincoln Electric Holdings, Inc.	596	80,299	(7.8)
Lincoln National Corp.	1,255	75,488	(7.3)
Lithia Motors, Inc.	102	28,879	(2.8)
Live Nation Entertainment, Inc.	352	36,918	(3.6)
Livent Corp.	2,681	57,266	(5.5)
Lockheed Martin Corp.	628	271,371	(26.3)
Lumen Technologies, Inc.	29,318	294,939	(28.6)
Lumentum Holdings, Inc.	802	65,130	(6.3)
MACOM Technology Solutions Holdings, Inc., Class H	10,984	559,635	(54.2)
ManpowerGroup, Inc.	1,346	121,409	(11.8)
Marathon Oil Corp.	2,972	74,062	(7.2)
MarketAxess Holdings, Inc.	978	257,811	(25.0)
Marriott Vacations Worldwide Corp.	166	24,789	(2.4)
Martin Marietta Materials, Inc.	334	118,309	(11.5)
Marvell Technology, Inc.	254	14,752	(1.4)
Masimo Corp.	709	80,096	(7.8)
Matson, Inc.	458	39,397	(3.8)
MaxLinear, Inc.	2,467	118,095	(11.4)
Medical Properties Trust, Inc.	4,932	90,699	(8.8)
Merck & Co., Inc.	1,352	119,909	(11.6)
Meta Platforms, Inc., Class A	412	82,594	(8.0)
MetLife, Inc.	6,105	400,976	(38.8)
MGIC Investment Corp.	21,974	286,980	(27.8)
Microchip Technology, Inc.	6,960	453,792	(44.0)
Microsoft Corp.	4,584	1,272,152	(123.2)
MicroStrategy, Inc., Class A	26	9,208	(0.9)
Mid-America Apartment Communities, Inc.	520	102,274	(9.9)
Monolithic Power Systems, Inc.	31	12,159	(1.2)

Security	Shares	Value	% of Basket Value

United States (continued)
MP Materials Corp.	3,013	$114,615	(11.1)%
National Vision Holdings, Inc.	9,269	348,978	(33.8)
NetApp, Inc.	243	17,800	(1.7)
Netflix, Inc.	3,404	647,985	(62.8)
New Relic, Inc.	288	18,222	(1.8)
New York Community Bancorp, Inc.	11,745	108,524	(10.5)
New York Times Co., Class A	1,804	69,129	(6.7)
Nexstar Media Group, Inc., Class A	2,322	367,851	(35.6)
Norfolk Southern Corp.	3,463	893,038	(86.5)
Northrop Grumman Corp.	337	148,078	(14.3)
NortonLifeLock, Inc.	1,250	31,300	(3.0)
Norwegian Cruise Line Holdings Ltd.	756	15,143	(1.5)
NRG Energy, Inc.	940	33,746	(3.3)
NVIDIA Corp.	190	35,239	(3.4)
Okta, Inc.	750	89,483	(8.7)
Old National Bancorp	15,178	230,099	(22.3)
Omnicell, Inc.	2,594	283,187	(27.4)
Oracle Corp.	2,657	195,024	(18.9)
O’Reilly Automotive, Inc.	57	34,573	(3.3)
Ormat Technologies, Inc.	4,936	383,527	(37.2)
Outfront Media, Inc.	1,958	50,125	(4.9)
PacWest Bancorp	8,830	290,419	(28.1)
Palo Alto Networks, Inc.	1,372	770,076	(74.6)
Papa John’s International, Inc.	514	46,800	(4.5)
PayPal Holdings, Inc.	493	43,350	(4.2)
Penn National Gaming, Inc.	2,057	75,225	(7.3)
Penske Automotive Group, Inc.	141	14,780	(1.4)
Pentair PLC	2,574	130,631	(12.7)
Penumbra, Inc.	2,240	386,534	(37.4)
Performance Food Group Co.	493	24,280	(2.3)
Perrigo Co. PLC	1,954	67,022	(6.5)
Pinnacle Financial Partners, Inc.	4,782	370,844	(35.9)
Planet Fitness, Inc., Class A	8,582	686,817	(66.5)
PNC Financial Services Group, Inc.	1,457	242,008	(23.4)
Portland General Electric Co.	618	29,250	(2.8)
Power Integrations, Inc.	778	62,240	(6.0)
PPG Industries, Inc.	71	9,087	(0.9)
Principal Financial Group, Inc.	10,496	715,197	(69.3)
Public Service Enterprise Group, Inc.	2,872	200,064	(19.4)
PulteGroup, Inc.	708	29,566	(2.9)
PVH Corp.	44	3,202	(0.3)
Qualcomm, Inc.	3,470	484,724	(47.0)
Qualys, Inc.	1,254	170,895	(16.6)
Ralph Lauren Corp.	1,074	112,061	(10.9)
Raytheon Technologies Corp.	8,696	825,337	(80.0)
Regency Centers Corp.	7,134	491,033	(47.6)
Regeneron Pharmaceuticals, Inc.	121	79,752	(7.7)
Reliance Steel & Aluminum Co.	394	78,111	(7.6)
Repligen Corp.	518	81,450	(7.9)
Republic Services, Inc.	98	13,158	(1.3)
Rexford Industrial Realty, Inc.	541	42,220	(4.1)
RingCentral, Inc., Class A	132	11,200	(1.1)
Robert Half International, Inc.	482	47,385	(4.6)
Roku, Inc.	2,137	198,527	(19.2)
Roper Technologies, Inc.	723	339,752	(32.9)
Royal Caribbean Cruises Ltd.	2,318	180,178	(17.5)
Ryder System, Inc.	711	49,699	(4.8)
S&P Global, Inc.	991	373,112	(36.1)
salesforce.com, Inc.	1,224	215,351	(20.9)
Schlumberger NV	2,895	112,934	(10.9)
Science Applications International Corp.	1,430	119,019	(11.5)
Semtech Corp.	203	12,099	(1.2)

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Service Corp. International	960	$62,986	(6.1)%
ServiceNow, Inc.	11	5,259	(0.5)
Sirius XM Holdings, Inc.	45,883	275,298	(26.7)
SL Green Realty Corp.	930	64,375	(6.2)
SM Energy Co.	291	10,339	(1.0)
Southern Co.	3,738	274,332	(26.6)
Spirit AeroSystems Holdings, Inc., Class A	3,594	151,092	(14.6)
STAAR Surgical Co.	2,157	123,143	(11.9)
Stifel Financial Corp.	2,041	126,236	(12.2)
Stryker Corp.	777	187,459	(18.2)
Switch, Inc., Class A	759	22,664	(2.2)
Syneos Health, Inc.	6,259	457,470	(44.3)
Sysco Corp.	1,360	116,253	(11.3)
Tandem Diabetes Care, Inc.	559	53,932	(5.2)
Teledyne Technologies, Inc.	771	332,725	(32.2)
Teleflex, Inc.	769	219,642	(21.3)
Teradata Corp.	1,137	47,015	(4.6)
Teradyne, Inc.	1,096	115,584	(11.2)
Tetra Tech, Inc.	1,550	215,884	(20.9)
Textron, Inc.	30,753	2,129,645	(206.3)
Timken Co.	6,767	390,050	(37.8)
TransDigm Group, Inc.	372	221,269	(21.4)
Travel + Leisure Co.	26,067	1,446,197	(140.1)
TripAdvisor, Inc.	5,411	138,900	(13.5)
Twilio, Inc., Class A	4,801	536,848	(52.0)
UDR, Inc.	5,962	317,238	(30.7)
Ulta Beauty, Inc.	742	294,426	(28.5)
Ultragenyx Pharmaceutical, Inc.	1,236	87,373	(8.5)
United Therapeutics Corp.	1,498	265,985	(25.8)
UnitedHealth Group, Inc.	546	277,668	(26.9)
Valero Energy Corp.	1,737	193,641	(18.8)
Veeva Systems, Inc., Class A	1,253	227,983	(22.1)
VF Corp.	392	20,384	(2.0)
ViacomCBS, Inc., Class B	5,096	148,396	(14.4)
Viatris, Inc.	76,219	787,342	(76.3)
W.W. Grainger, Inc.	289	144,509	(14.0)
Walt Disney Co.	2,500	279,075	(27.0)
Waters Corp.	1,387	420,289	(40.7)
Watsco, Inc.	107	28,545	(2.8)
Western Alliance Bancorp	1,342	102,140	(9.9)
WEX, Inc.	403	66,995	(6.5)
Willis Towers Watson PLC	248	53,285	(5.2)
Wintrust Financial Corp.	4,174	364,474	(35.3)
Workday, Inc., Class A	1,683	347,876	(33.7)
World Wrestling Entertainment, Inc., Class A	7,233	422,335	(40.9)
XPO Logistics, Inc.	2,132	114,680	(11.1)
Zions Bancorp NA	4,109	232,200	(22.5)
Zoetis, Inc.	460	81,535	(7.9)

		74,541,155

Preferred Stocks

Germany
Fuchs Petrolub SE, Preference Shares	6,851	216,089	(20.9)
Porsche Automobil Holding SE, Preference Shares	1,662	139,460	(13.5)

		355,549

Security	Shares	Value	% of Basket Value

Germany (continued)

Warrants

Australia
Magellan Financial Group Ltd.	679	$751	(0.1)%

Total Reference Entity — Long		166,209,847

Reference Entity — Short

Common Stocks

Australia
Newcrest Mining Ltd. NPV	(5,530)	(104,517)	10.1

Austria
BAWAG Group AG	(4,452)	(211,398)	20.5
Telekom Austria AG	(6,448)	(45,973)	4.5
Verbund AG	(804)	(85,939)	8.3

		(343,310)

Belgium
Ageas SA	(481)	(23,016)	2.2
Sofina SA	(2,181)	(668,383)	64.8

		(691,399)

Bermuda
Signet Jewelers Ltd.	(3,608)	(253,282)	24.5
Triton International Ltd.	(3,180)	(194,266)	18.8

		(447,548)

Canada
Alimentation Couche-Tard, Inc.	(323)	(14,379)	1.4
Allied Properties Real Estate Investment Trust	(8,778)	(285,141)	27.6
Ballard Power Systems, Inc.	(33,015)	(274,215)	26.6
Brookfield Asset Management, Inc., Class A	(3,019)	(150,592)	14.6
Canadian Tire Corp. Ltd., Class A	(7,037)	(969,289)	93.9
Capital Power Corp.	(1,348)	(44,302)	4.3
Constellation Software, Inc.	(169)	(265,984)	25.8
Dollarama, Inc.	(16,997)	(944,947)	91.5
Dream Industrial Real Estate Investment Trust	(36,889)	(429,580)	41.6
Element Fleet Management Corp.	(37,560)	(335,354)	32.5
Empire Co. Ltd.	(27,093)	(894,840)	86.7
Fairfax Financial Holdings Ltd.	(455)	(250,006)	24.2
Finning International, Inc.	(15,219)	(428,144)	41.5
First Quantum Minerals Ltd.	(5,122)	(146,844)	14.2
Great-West Lifeco, Inc.	(1,068)	(29,463)	2.8
H&R Real Estate Investment Trust	(22,636)	(225,188)	21.8
iA Financial Corp., Inc.	(18,104)	(946,597)	91.7
Loblaw Cos. Ltd.	(10,173)	(930,548)	90.1
MEG Energy Corp.	(16,536)	(248,429)	24.1
Metro, Inc.	(6,907)	(379,639)	36.8
National Bank of Canada	(429)	(29,961)	2.9
Nuvei Corp.	(3,574)	(199,865)	19.4
Onex Corp.	(6,040)	(362,922)	35.1
Parkland Corp.	(16,200)	(460,155)	44.6
Quebecor, Inc., Class B	(7,440)	(175,076)	17.0
RioCan Real Estate Investment Trust	(23,639)	(441,627)	42.8
Royal Bank of Canada	(457)	(46,157)	4.5
Saputo, Inc.	(5,246)	(112,136)	10.9
SmartCentres Real Estate Investment Trust	(5,527)	(134,620)	13.0
Stelco Holdings, Inc.	(8,865)	(323,574)	31.3
Topicus.com, Inc.	(1,024)	(63,689)	6.2
Toromont Industries Ltd.	(1,000)	(88,032)	8.5

		(10,631,295)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Denmark
Ambu A/S, Class B	(5,945)	$(78,251)	7.6%
AP Moller - Maersk A/S, Class A	(9)	(25,476)	2.4
Chr Hansen Holding A/S	(5,341)	(416,116)	40.3
Danske Bank A/S	(27,907)	(428,061)	41.5
Pandora A/S	(1,927)	(169,203)	16.4
Rockwool International A/S, B Shares	(2,610)	(729,965)	70.7
Royal Unibrew A/S	(2,085)	(179,708)	17.4

		(2,026,780)

Finland
Huhtamaki OYJ	(2,766)	(104,556)	10.1
Kojamo OYJ	(9,658)	(192,128)	18.6
Orion OYJ, Class B	(18,171)	(712,712)	69.1
QT Group OYJ	(1,615)	(140,708)	13.7
Stora Enso OYJ, B Shares	(29,858)	(587,590)	56.9
UPM-Kymmene OYJ	(10,628)	(367,647)	35.6

		(2,105,341)

France
Airbus SE	(11,340)	(1,241,411)	120.3
BioMerieux	(3,858)	(367,289)	35.6
Bollore SA	(25,683)	(119,848)	11.6
Cie Generale des Etablissements Michelin SCA	(2,250)	(278,685)	27.0
Constellium SE	(14,619)	(243,991)	23.6
Danone SA	(4,437)	(268,311)	26.0
Eramet SA	(1,023)	(136,348)	13.2
EssilorLuxottica SA	(926)	(157,649)	15.3
Getlink SE	(677)	(12,484)	1.2
Ipsen SA	(934)	(96,822)	9.4
JCDecaux SA	(1,539)	(32,262)	3.1
Neoen SA	(2,354)	(94,056)	9.1
Pernod Ricard SA	(1,154)	(238,167)	23.1
Sartorius Stedim Biotech	(196)	(64,137)	6.2
SEB SA	(3,122)	(374,912)	36.3
Sodexo SA	(2,235)	(168,129)	16.3
SOITEC	(1,103)	(197,585)	19.1
Unibail-Rodamco-Westfield	(515)	(36,346)	3.5
Veolia Environnement SA	(14,132)	(412,323)	39.9
Worldline SA	(6,414)	(252,354)	24.5

		(4,793,109)

Germany
Adidas AG	(2,924)	(589,652)	57.1
AIXTRON SE	(937)	(24,022)	2.3
Auto1 Group SE	(6,566)	(68,747)	6.7
BASF SE	(5,803)	(305,603)	29.6
Bayerische Motoren Werke AG	(108)	(7,956)	0.8
Bechtle AG	(6,009)	(277,674)	26.9
Brenntag SE	(6,197)	(478,182)	46.3
Carl Zeiss Meditec AG	(1,807)	(226,968)	22.0
Daimler Truck Holding AG	(4,774)	(128,395)	12.4
Delivery Hero SE	(4,768)	(167,609)	16.2
Deutsche Wohnen SE	(2,089)	(59,829)	5.8
Evotec SE	(3,017)	(73,459)	7.1
Fielmann AG	(4,238)	(214,239)	20.8
flatexDEGIRO AG	(24,384)	(416,468)	40.3
Knorr-Bremse AG	(898)	(64,041)	6.2
Puma SE	(584)	(42,970)	4.2
Siemens Healthineers AG	(937)	(50,101)	4.9
Uniper SE	(410)	(10,539)	1.0
United Internet AG	(12,823)	(412,527)	40.0
Vantage Towers AG	(5,376)	(182,793)	17.7

Security	Shares	Value	% of Basket Value

Germany (continued)
Volkswagen AG	(1,059)	$(229,656)	22.3%
Wacker Chemie AG	(53)	(8,409)	0.8
Zalando SE	(6,423)	(252,721)	24.5

		(4,292,560)

Hong Kong
Guotai Junan International Holdings Ltd.	(17,000)	(1,847)	0.2
Hongkong Land Holdings Ltd.	(149,100)	(695,546)	67.4
Sino Land Co. Ltd.	(12,077)	(15,963)	1.5

		(713,356)

Ireland
AerCap Holdings NV	(264)	(12,331)	1.2
Allegion PLC	(2,747)	(313,817)	30.4
CRH PLC	(3,608)	(142,606)	13.8
DCC PLC	(3,422)	(259,281)	25.1
Smurfit Kappa Group PLC	(1,069)	(45,877)	4.5

		(773,912)

Isle of Man
GVC Holdings PLC	(12,525)	(235,349)	22.8

Israel
Ashtrom Group Ltd.	(4,809)	(134,105)	13.0
Fiverr International Ltd.	(5,626)	(299,584)	29.0
Global-e Online Ltd.	(989)	(22,292)	2.2
ironSource Ltd., Class A	(39,159)	(149,979)	14.5
Kornit Digital Ltd.	(827)	(54,995)	5.3
Mivne Real Estate KD Ltd.	(61,534)	(230,555)	22.3
Shapir Engineering and Industry Ltd.	(1,759)	(16,458)	1.6
Shikun & Binui Ltd.	(31,886)	(187,983)	18.2
Wix.com Ltd.	(898)	(67,763)	6.6
ZIM Integrated Shipping Services Ltd.	(1,499)	(83,389)	8.1

		(1,247,103)

Italy
Banco BPM SpA	(201,237)	(634,037)	61.4
DiaSorin SpA	(2,981)	(390,486)	37.8
Eni SpA	(13,079)	(182,828)	17.7
FinecoBank Banca Fineco SpA	(27,745)	(385,693)	37.4
Infrastrutture Wireless Italiane SpA	(43,956)	(469,025)	45.4
Intesa Sanpaolo SpA	(165,385)	(337,008)	32.7
Nexi SpA	(366)	(3,590)	0.4
Pirelli & C SpA	(2,596)	(12,866)	1.3
Poste Italiane SpA	(84,168)	(824,774)	79.9
Prysmian SpA	(3,361)	(109,316)	10.6
Snam SpA	(16,457)	(90,260)	8.7
Terna Rete Elettrica Nazionale SpA	(181,213)	(1,477,988)	143.2
Unipol Gruppo SpA	(26,185)	(142,777)	13.8

		(5,060,648)

Japan
Advance Residence Investment Corp.	(99)	(271,959)	26.3
Aeon Mall Co. Ltd.	(15,900)	(193,464)	18.7
AEON REIT Investment Corp.	(8)	(9,185)	0.9
AGC, Inc.	(500)	(18,745)	1.8
Ain Holdings, Inc.	(6,300)	(282,585)	27.4
Air Water, Inc.	(9,400)	(124,765)	12.1
Ariake Japan Co. Ltd.	(5,700)	(228,692)	22.2
Asahi Intecc Co. Ltd.	(5,200)	(100,484)	9.7
Asics Corp.	(4,400)	(69,418)	6.7
ASKUL Corp.	(10,900)	(133,476)	12.9
Benefit One, Inc.	(2,200)	(33,357)	3.2
Bic Camera, Inc.	(35,700)	(301,322)	29.2

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Canon Marketing Japan, Inc.	(5,100)	$(110,975)	10.8%
Chiba Bank Ltd.	(53,600)	(308,912)	29.9
Concordia Financial Group Ltd.	(148,400)	(540,043)	52.3
Credit Saison Co. Ltd.	(5,000)	(56,317)	5.5
CyberAgent, Inc.	(21,100)	(222,919)	21.6
Dai Nippon Printing Co. Ltd.	(12,400)	(259,136)	25.1
Daicel Corp.	(6,100)	(37,289)	3.6
Daido Steel Co. Ltd.	(3,800)	(108,394)	10.5
Daiichikosho Co. Ltd.	(3,000)	(81,825)	7.9
Daio Paper Corp.	(4,700)	(56,044)	5.4
Daiwa Office Investment Corp.	(92)	(520,836)	50.5
DeNA Co. Ltd.	(45,500)	(659,480)	63.9
Denka Co. Ltd.	(12,600)	(337,781)	32.7
DIC Corp.	(2,400)	(45,765)	4.4
Dowa Holdings Co. Ltd.	(3,100)	(131,876)	12.8
Ezaki Glico Co. Ltd.	(3,000)	(86,006)	8.3
Fancl Corp.	(11,700)	(223,973)	21.7
Fast Retailing Co. Ltd.	(600)	(276,244)	26.8
Fuji Oil Holdings, Inc.	(14,700)	(208,620)	20.2
Fukuoka Financial Group, Inc.	(21,000)	(383,697)	37.2
Fukuyama Transporting Co. Ltd.	(8,600)	(240,711)	23.3
Fuyo General Lease Co. Ltd.	(800)	(43,284)	4.2
GLP J-REIT	(190)	(256,381)	24.8
GMO internet, Inc.	(9,700)	(193,856)	18.8
Goldwin, Inc.	(1,800)	(90,284)	8.7
GS Yuasa Corp.	(21,200)	(367,616)	35.6
GungHo Online Entertainment, Inc.	(49,800)	(1,016,037)	98.4
Hachijuni Bank Ltd.	(228,800)	(754,523)	73.1
Hakuhodo DY Holdings, Inc.	(13,700)	(161,681)	15.7
Hankyu Hanshin Holdings, Inc.	(23,100)	(609,646)	59.1
Heiwa Corp.	(7,600)	(114,271)	11.1
Hikari Tsushin, Inc.	(800)	(93,675)	9.1
Hino Motors Ltd.	(53,900)	(278,231)	27.0
Hirogin Holdings, Inc.	(132,400)	(652,356)	63.2
Hitachi Transport System Ltd.	(8,400)	(551,372)	53.4
Horiba Ltd.	(4,700)	(228,671)	22.2
House Foods Group, Inc.	(8,200)	(191,916)	18.6
Ibiden Co. Ltd.	(3,800)	(142,013)	13.8
Idemitsu Kosan Co. Ltd.	(4,100)	(108,056)	10.5
Iida Group Holdings Co. Ltd.	(4,300)	(68,390)	6.6
Industrial & Infrastructure Fund Investment Corp.	(300)	(430,465)	41.7
INFRONEER Holdings, Inc.	(119,812)	(872,717)	84.5
Isetan Mitsukoshi Holdings Ltd.	(3,200)	(23,749)	2.3
Isuzu Motors Ltd.	(7,200)	(83,994)	8.1
Ito En Ltd.	(4,800)	(197,258)	19.1
Itoham Yonekyu Holdings, Inc.	(45,500)	(229,004)	22.2
Iwatani Corp.	(9,300)	(370,017)	35.8
Iyo Bank Ltd.	(25,500)	(123,647)	12.0
Japan Airlines Co. Ltd.	(16,700)	(275,708)	26.7
Japan Airport Terminal Co. Ltd.	(11,200)	(464,089)	45.0
Japan Aviation Electronics Industry Ltd.	(10,600)	(148,221)	14.4
Japan Hotel REIT Investment Corp.	(1,472)	(747,609)	72.4
Japan Logistics Fund, Inc.	(58)	(141,549)	13.7
Japan Metropolitan Fund Invest	(810)	(643,811)	62.4
Japan Real Estate Investment Corp.	(116)	(561,423)	54.4
JCR Pharmaceuticals Co. Ltd.	(7,700)	(143,103)	13.9
JMDC, Inc.	(400)	(19,289)	1.9
JTEKT Corp.	(12,300)	(85,755)	8.3
Kadokawa Dwango	(42,400)	(1,062,882)	103.0
Kagome Co. Ltd.	(15,600)	(390,406)	37.8
Kaken Pharmaceutical Co. Ltd.	(1,200)	(36,363)	3.5
Kaneka Corp.	(4,700)	(125,760)	12.2

Security	Shares	Value	% of Basket Value

Japan (continued)
Kawasaki Heavy Industries Ltd.	(26,400)	$(469,466)	45.5%
Keihan Holdings Co. Ltd.	(6,800)	(145,042)	14.1
Keikyu Corp.	(37,200)	(374,697)	36.3
Keio Corp.	(4,900)	(187,928)	18.2
Kenedix Office Investment Corp.	(27)	(141,121)	13.7
Kinden Corp.	(16,300)	(193,147)	18.7
Kirin Holdings Co. Ltd.	(14,000)	(204,088)	19.8
Kobe Steel Ltd.	(44,100)	(191,189)	18.5
Koei Tecmo Holdings Co. Ltd.	(7,300)	(223,855)	21.7
Kose Corp.	(100)	(10,266)	1.0
Kotobuki Spirits Co. Ltd.	(4,900)	(257,922)	25.0
K’s Holdings Corp.	(3,300)	(32,680)	3.2
Kubota Corp.	(12,000)	(203,864)	19.8
Kurita Water Industries Ltd.	(3,700)	(126,230)	12.2
Kyushu Financial Group, Inc.	(84,400)	(259,011)	25.1
Kyushu Railway Co.	(25,600)	(501,779)	48.6
LaSalle Logiport REIT	(96)	(129,879)	12.6
Lintec Corp.	(11,800)	(219,806)	21.3
Mabuchi Motor Co. Ltd.	(10,400)	(277,768)	26.9
Marui Group Co. Ltd.	(6,500)	(111,914)	10.8
Maruichi Steel Tube Ltd.	(5,800)	(123,786)	12.0
Matsui Securities Co. Ltd.	(48,700)	(301,201)	29.2
Matsumotokiyoshi Holdings Co. Ltd.	(8,500)	(280,970)	27.2
Medipal Holdings Corp.	(19,700)	(324,427)	31.4
MEIJI Holdings Co. Ltd.	(2,100)	(104,678)	10.1
Menicon Co. Ltd.	(7,200)	(153,788)	14.9
MINEBEA MITSUMI, Inc.	(39,600)	(759,772)	73.6
Mitsubishi Estate Co. Ltd.	(15,400)	(224,325)	21.7
Mitsubishi Gas Chemical Co., Inc.	(5,500)	(80,316)	7.8
Mitsui High-Tec, Inc.	(1,400)	(120,940)	11.7
Miura Co. Ltd.	(9,700)	(202,611)	19.6
Money Forward, Inc.	(1,400)	(47,602)	4.6
Mori Hills REIT Investment Corp.	(455)	(516,033)	50.0
Morinaga & Co. Ltd.	(8,900)	(275,977)	26.7
Nabtesco Corp.	(8,400)	(191,584)	18.6
Nagase & Co. Ltd.	(4,500)	(64,485)	6.2
NEC Networks & System Integration Corp.	(5,300)	(75,256)	7.3
Nexon Co. Ltd.	(4,000)	(91,084)	8.8
NGK Insulators Ltd.	(4,400)	(59,187)	5.7
NH Foods Ltd.	(7,900)	(249,485)	24.2
NHK Spring Co. Ltd.	(21,300)	(137,575)	13.3
Nidec Corp.	(7,600)	(491,333)	47.6
Nifco, Inc.	(1,900)	(40,116)	3.9
Nihon Unisys Ltd.	(10,800)	(272,862)	26.4
Nippon Accommodations Fund, Inc.	(79)	(388,989)	37.7
Nippon Building Fund, Inc.	(107)	(555,469)	53.8
Nippon Electric Glass Co. Ltd.	(35,500)	(714,630)	69.2
Nippon Kayaku Co. Ltd.	(2,300)	(20,045)	1.9
Nippon Shinyaku Co. Ltd.	(1,800)	(121,741)	11.8
Nippon Shokubai Co. Ltd.	(3,600)	(144,833)	14.0
Nishi-Nippon Railroad Co. Ltd.	(48,200)	(964,232)	93.4
Nisshin Seifun Group, Inc.	(8,900)	(118,644)	11.5
Noevir Holdings Co. Ltd.	(5,500)	(215,650)	20.9
NOF Corp.	(4,300)	(161,398)	15.6
Nomura Holdings, Inc.	(20,000)	(77,009)	7.5
Nomura Real Estate Master Fund, Inc.	(301)	(377,917)	36.6
NS Solutions Corp.	(3,100)	(92,484)	9.0
Odakyu Electric Railway Co. Ltd.	(1,600)	(24,229)	2.3
Oji Holdings Corp.	(5,100)	(24,159)	2.3
OKUMA Corp.	(2,900)	(103,650)	10.0
Open House Co. Ltd.	(11,400)	(441,119)	42.7
Oracle Corp. Japan	(5,600)	(359,864)	34.9

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Orient Corp.	(904,800)	$(868,508)	84.1%
Oriental Land Co. Ltd.	(800)	(121,016)	11.7
Orix JREIT, Inc.	(447)	(604,219)	58.5
Osaka Gas Co. Ltd.	(52,100)	(939,019)	91.0
OSG Corp.	(4,100)	(51,506)	5.0
Pan Pacific International Holdings Corp.	(2,700)	(41,346)	4.0
Rakus Co. Ltd.	(4,700)	(57,602)	5.6
Rengo Co. Ltd.	(69,300)	(410,294)	39.8
Resona Holdings Inc.	(6,500)	(28,265)	2.7
Rohto Pharmaceutical Co. Ltd.	(1,200)	(32,045)	3.1
Sankyo Co. Ltd.	(20,800)	(598,520)	58.0
Sansan, Inc.	(30,400)	(290,037)	28.1
Sanwa Holdings Corp.	(3,700)	(33,708)	3.3
Secom Co. Ltd.	(5,600)	(393,985)	38.2
Seibu Holdings, Inc.	(6,300)	(62,591)	6.1
Sharp Corp.	(39,300)	(332,529)	32.2
SHIFT, Inc.	(700)	(132,650)	12.9
Shikoku Electric Power Co., Inc.	(48,500)	(278,851)	27.0
Shimamura Co. Ltd.	(1,900)	(168,508)	16.3
Shinsei Bank Ltd.	(3,800)	(66,637)	6.5
Ship Healthcare Holdings, Inc.	(16,600)	(277,285)	26.9
Shiseido Co. Ltd.	(5,200)	(245,811)	23.8
Shizuoka Bank Ltd.	(46,600)	(301,505)	29.2
SHO-BOND Holdings Co. Ltd.	(7,300)	(306,819)	29.7
Shochiku Co. Ltd.	(1,800)	(183,709)	17.8
Showa Denko KK	(30,900)	(601,263)	58.3
Sohgo Security Services Co. Ltd.	(10,000)	(277,788)	26.9
Stanley Electric Co. Ltd.	(6,900)	(118,977)	11.5
Sugi Holdings Co. Ltd.	(2,800)	(120,009)	11.6
Sumitomo Bakelite Co. Ltd.	(2,600)	(85,309)	8.3
Sushiro Global Holdings Ltd.	(2,700)	(64,073)	6.2
Suzuken Co. Ltd./Aichi Japan	(5,800)	(171,200)	16.6
Taisho Pharmaceutical Holdings Co. Ltd.	(4,000)	(157,552)	15.3
Taiyo Nippon Sanso Corp.	(4,900)	(88,178)	8.5
Taiyo Yuden Co. Ltd.	(1,700)	(66,789)	6.5
Takara Holdings, Inc.	(19,300)	(162,562)	15.7
TechnoPro Holdings Inc.	(6,200)	(157,902)	15.3
THK Co. Ltd.	(8,600)	(170,421)	16.5
Tobu Railway Co. Ltd.	(11,200)	(251,756)	24.4
Toda Corp.	(22,200)	(127,551)	12.4
Toho Gas Co. Ltd.	(6,700)	(157,176)	15.2
Tokai Carbon Co. Ltd.	(52,100)	(430,808)	41.7
Tokyo Century Corp.	(2,000)	(61,604)	6.0
Tokyu Corp.	(59,300)	(725,168)	70.3
Toppan Inc.	(13,800)	(228,109)	22.1
Toshiba Corp.	(11,400)	(473,423)	45.9
Toshiba TEC Corp.	(1,300)	(44,066)	4.3
Toyo Tire Corp.	(5,500)	(63,085)	6.1
Toyoda Gosei Co. Ltd.	(2,100)	(30,580)	3.0
Toyota Boshoku Corp.	(9,500)	(151,406)	14.7
Toyota Industries Corp.	(1,900)	(113,956)	11.0
TS Tech Co. Ltd.	(7,000)	(73,049)	7.1
Ube Industries Ltd.	(4,700)	(72,873)	7.1
Ulvac, Inc.	(8,200)	(321,316)	31.1
United Urban Investment Corp.	(157)	(171,779)	16.6
USS Co. Ltd.	(4,900)	(81,575)	7.9
West Japan Railway Co.	(4,600)	(170,747)	16.5
Yamazaki Baking Co. Ltd.	(15,500)	(191,613)	18.6

Security	Shares	Value	% of Basket Value

Japan (continued)
Yokogawa Electric Corp.	(15,700)	$(250,297)	24.2%
Zenkoku Hosho Co. Ltd.	(11,900)	(417,644)	40.5
Zeon Corp.	(12,700)	(135,239)	13.1

		(47,934,288)

Luxembourg
Grand City Properties SA	(37,350)	(659,416)	63.9
Tenaris SA	(65,705)	(1,004,116)	97.3

		(1,663,532)

Netherlands
Aegon NV	(84,869)	(440,019)	42.6
Argenx SE	(1,154)	(332,477)	32.2
ASM International NV	(333)	(100,064)	9.7
ASML Holding NV	(145)	(82,293)	8.0
Euronext NV	(7,946)	(636,650)	61.7
Iveco Group NV	(27,055)	(159,175)	15.4
Just Eat Takeaway.com NV	(15,264)	(414,609)	40.2
Koninklijke Philips NV	(2,101)	(54,902)	5.3
NN Group NV	(7,050)	(345,320)	33.4
SBM Offshore NV	(17,449)	(252,856)	24.5
Shop Apotheke Europe NV	(922)	(76,036)	7.4
Universal Music Group NV	(24,551)	(569,741)	55.2

		(3,464,142)

New Zealand
Fletcher Building Ltd.	(4,004)	(15,950)	1.5

Norway
Aker ASA, A Shares	(2,101)	(171,254)	16.6
Gjensidige Forsikring ASA	(8,685)	(185,680)	18.0
Leroy Seafood Group ASA	(17,922)	(168,203)	16.3
Mowi ASA	(3,626)	(102,424)	9.9
Orkla ASA	(27,437)	(222,641)	21.6
Scatec ASA	(20,242)	(244,658)	23.7
Storebrand ASA	(3,049)	(26,484)	2.5
Var Energi	(60,356)	(258,011)	25.0
Yara International ASA	(4,236)	(215,393)	20.9

		(1,594,748)

Poland
InPost SA	(15,342)	(94,060)	9.1

Portugal
Galp Energia SGPS SA	(13,033)	(158,633)	15.4

Singapore
Ascendas Real Estate Investment Trust	(38,900)	(80,036)	7.8
City Developments Ltd.	(8,500)	(52,489)	5.1
Frasers Logistics & Commercial Trust	(14,700)	(15,308)	1.5
Grab Holdings Ltd., Class A	(69,276)	(204,364)	19.8
Kenon Holdings Ltd.	(13,088)	(747,485)	72.4
Mapletree Logistics Trust	(34,000)	(43,667)	4.2

		(1,143,349)

South Africa
Investec PLC	(19,162)	(112,862)	10.9

Spain
Acerinox SA	(9,369)	(98,648)	9.6
Aena SME SA	(360)	(51,088)	4.9
Banco de Sabadell SA	(22,141)	(17,183)	1.7
Corp. ACCIONA Energias Renovables SA	(3,568)	(131,899)	12.8

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Spain (continued)
EDP Renovaveis SA	(10,315)	$(244,127)	23.6%
Fluidra SA	(6,465)	(174,970)	16.9
Mapfre SA	(238,593)	(435,398)	42.2
Red Electrica Corp. SA	(13,991)	(281,698)	27.3
Repsol SA	(41,843)	(624,209)	60.5
Siemens Gamesa Renewable Energy SA	(4,789)	(76,282)	7.4

		(2,135,502)

Sweden
Avanza Bank Holding AB	(5,968)	(151,120)	14.6
Axfood AB	(15,006)	(444,857)	43.1
Beijer Ref AB	(3,769)	(61,374)	5.9
Embracer Group AB	(21,962)	(146,794)	14.2
Fastighets AB Balder, Class B	(853)	(42,281)	4.1
Getinge AB, B Shares	(2,522)	(72,956)	7.1
Husqvarna AB, B Shares	(36,533)	(349,223)	33.8
Investor AB, Class A	(10,937)	(228,436)	22.1
Kinnevik AB, Class B	(9,603)	(187,954)	18.2
L E Lundbergforetagen AB, B Shares	(2,218)	(103,728)	10.1
Sandvik AB	(1,045)	(19,780)	1.9
Securitas AB, B Shares	(30,331)	(358,112)	34.7
Sinch AB	(26,773)	(118,320)	11.5
Skandinaviska Enskilda Banken AB, Class A	(13,303)	(149,181)	14.5
SKF AB, B Shares	(3,234)	(52,820)	5.1
Svenska Cellulosa AB SCA, Class B	(13,897)	(268,946)	26.1
Sweco AB, B Shares	(12,195)	(172,110)	16.7
Swedish Orphan Biovitrum AB	(14,136)	(297,376)	28.8
Thule Group AB	(2,238)	(77,630)	7.5
Volvo AB, A Shares	(29,828)	(490,391)	47.5
Volvo Car AB, B Shares	(72,859)	(534,506)	51.8

		(4,327,895)

Switzerland
ABB Ltd.	(24,115)	(723,497)	70.1
Bachem Holding AG, Class B	(660)	(287,989)	27.9
BKW AG	(2,846)	(346,447)	33.6
Chubb Ltd.	(766)	(158,141)	15.3
CRISPR Therapeutics AG	(2,565)	(127,275)	12.3
EMS-Chemie Holding AG	(122)	(108,839)	10.5
Fischer (Georg) Reg	(640)	(34,733)	3.4
Givaudan SA	(16)	(63,592)	6.2
Helvetia Holding AG	(168)	(21,589)	2.1
Kuehne + Nagel International AG	(332)	(92,876)	9.0
Novartis AG	(5,337)	(471,627)	45.7
Partners Group Holding AG	(74)	(78,403)	7.6
PSP Swiss Property AG, Registered Shares	(440)	(55,454)	5.4
Roche Holding AG	(1,575)	(632,749)	61.3
Schindler Holding AG, Participation Certificates	(2,591)	(497,797)	48.2
Schindler Holding AG, Registered Shares	(2,020)	(387,788)	37.6
SGS SA	(162)	(416,262)	40.3
Swatch Group AG	(12,416)	(612,533)	59.3
Swisscom AG	(591)	(349,459)	33.9
Tecan Group AG	(36)	(10,819)	1.0

		(5,477,869)

United Kingdom
3i Group PLC	(2,158)	(35,316)	3.4
AstraZeneca PLC	(83)	(11,155)	1.1
Berkeley Group Holdings PLC	(1,907)	(96,716)	9.4
Clarivate PLC	(652)	(10,223)	1.0
CNH Industrial NV	(37,031)	(524,592)	50.8
ConvaTec Group PLC	(5,521)	(14,605)	1.4

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Diageo PLC	(772)	$(38,514)	3.7%
Dr. Martens PLC	(75,728)	(198,000)	19.2
DS Smith PLC	(60,635)	(249,165)	24.1
Future PLC	(4,782)	(130,970)	12.7
Games Workshop Group PLC	(8,990)	(830,837)	80.5
Greggs PLC	(7,125)	(207,878)	20.1
Harbour Energy PLC	(920)	(5,769)	0.6
Howden Joinery Group PLC	(11,864)	(112,323)	10.9
Intermediate Capital Group PLC	(12,469)	(238,613)	23.1
JET2 PLC	(17,132)	(263,096)	25.5
Land Securities Group PLC	(47,386)	(444,413)	43.1
Mondi PLC	(11,554)	(217,053)	21.0
Pennon Group PLC	(43,716)	(607,489)	58.9
Rentokil Initial PLC	(52,515)	(360,687)	34.9
Rightmove PLC	(1,588)	(12,207)	1.2
Royal Mail PLC	(74,948)	(321,249)	31.1
Shell PLC	(3,779)	(101,451)	9.8
Standard Chartered PLC	(576)	(3,938)	0.4
WH Smith PLC	(19,098)	(343,597)	33.3
Wise PLC, Class A	(123,051)	(603,007)	58.4

		(5,982,863)

United States
3M Co.	(8,473)	(1,221,976)	118.4
Abbott Laboratories	(5,233)	(593,945)	57.5
Acuity Brands, Inc.	(1,963)	(338,578)	32.8
Advance Auto Parts, Inc.	(1,947)	(388,680)	37.7
Affirm Holdings, Inc.	(3,386)	(97,178)	9.4
AGCO Corp.	(3,834)	(488,452)	47.3
Agilon Health, Inc.	(15,247)	(270,939)	26.2
Air Lease Corp.	(4,572)	(184,160)	17.8
Albertsons Cos., Inc., Class A	(20,270)	(634,046)	61.4
Alight, Inc., Class A	(14,807)	(127,192)	12.3
Alteryx, Inc., Class A	(3,559)	(228,488)	22.1
Amedisys, Inc.	(419)	(53,485)	5.2
Amgen, Inc.	(1,343)	(313,174)	30.3
Amkor Technology, Inc.	(10,841)	(203,919)	19.8
Antero Resources Corp.	(5,253)	(184,906)	17.9
Apollo Global Management, Inc.	(12,700)	(631,952)	61.2
Appian Corp.	(669)	(31,978)	3.1
AppLovin Corp., Class A	(21,707)	(828,122)	80.2
Archer-Daniels-Midland Co.	(12,707)	(1,138,039)	110.3
Armstrong World Industries, Inc.	(953)	(80,681)	7.8
Arthur J. Gallagher & Co.	(874)	(147,260)	14.3
Assurant, Inc.	(4,654)	(846,470)	82.0
Automatic Data Processing, Inc.	(632)	(137,890)	13.4
AutoNation, Inc.	(1,599)	(185,340)	18.0
Avis Budget Group, Inc.	(374)	(100,109)	9.7
AZEK Co., Inc.	(13,046)	(277,097)	26.8
Bath & Body Works, Inc.	(11,009)	(582,266)	56.4
Beam Therapeutics, Inc.	(4,493)	(168,622)	16.3
Berkshire Hathaway, Inc., Class B	(2,105)	(679,557)	65.8
Bill.Com Holdings, Inc.	(638)	(108,913)	10.5
Biohaven Pharmaceutical Holding Co. Ltd.	(1,144)	(102,010)	9.9
Blackstone Mortgage Trust, Inc., Class A	(803)	(24,122)	2.3
Blue Owl Capital, Inc.	(23,293)	(277,885)	26.9
Boston Beer Co., Inc., Class A	(65)	(24,375)	2.4
Box, Inc., Class A	(4,842)	(148,262)	14.4
Boyd Gaming Corp.	(235)	(14,236)	1.4
Bright Horizons Family Solutions, Inc.	(1,465)	(167,362)	16.2
Broadcom, Inc.	(493)	(273,314)	26.5
Broadridge Financial Solutions, Inc.	(231)	(33,294)	3.2

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Brunswick Corp.	(1,465)	$(110,769)	10.7%
Bunge Ltd.	(1,021)	(115,496)	11.2
Caesars Entertainment, Inc.	(1,723)	(114,200)	11.1
Campbell Soup Co.	(6,640)	(313,541)	30.4
Casey’s General Stores, Inc.	(1,118)	(225,053)	21.8
Caterpillar, Inc.	(1,327)	(279,387)	27.1
Chemours Co.	(2,733)	(90,380)	8.8
Church & Dwight Co., Inc.	(2,318)	(226,144)	21.9
Churchill Downs, Inc.	(189)	(38,356)	3.7
CME Group, Inc.	(1,840)	(403,586)	39.1
Coca-Cola Co.	(1,520)	(75,924)	7.4
Coherent, Inc.	(137)	(36,702)	3.6
Coinbase Global, Inc., Class A	(4,620)	(520,720)	50.4
Columbia Sportswear Co.	(293)	(24,073)	2.3
Conagra Brands, Inc.	(17,288)	(603,870)	58.5
Concentrix Corp.	(199)	(31,339)	3.0
Confluent, Inc., Class A	(351)	(10,965)	1.1
Consolidated Edison, Inc.	(1,096)	(101,643)	9.8
Corning, Inc.	(10,267)	(361,296)	35.0
Coty, Inc., Class A	(17,644)	(143,093)	13.9
Cousins Properties, Inc.	(6,324)	(227,032)	22.0
Crane Co.	(1,040)	(100,079)	9.7
Crown Holdings, Inc.	(512)	(56,340)	5.5
Cullen/Frost Bankers, Inc.	(3,658)	(483,917)	46.9
Curtiss-Wright Corp.	(1,251)	(178,780)	17.3
D.R. Horton, Inc.	(3,173)	(220,809)	21.4
Darden Restaurants, Inc.	(287)	(37,807)	3.7
Darling Ingredients, Inc.	(811)	(59,519)	5.8
Datadog, Inc., Class A	(1,109)	(133,945)	13.0
Dell Technologies, Inc., Class C	(1,019)	(47,903)	4.6
Delta Air Lines, Inc.	(11,513)	(495,404)	48.0
Diamondback Energy, Inc.	(186)	(23,479)	2.3
DigitalOcean Holdings, Inc.	(1,561)	(61,550)	6.0
Discover Financial Services	(2,699)	(303,530)	29.4
DISH Network Corp., Class A	(9,506)	(271,016)	26.3
Dollar General Corp.	(3,340)	(793,350)	76.9
Dollar Tree, Inc.	(224)	(36,389)	3.5
Dover Corp.	(5,601)	(746,613)	72.3
Dow, Inc.	(15,856)	(1,054,424)	102.1
Doximity, Inc., Class A	(4,148)	(165,381)	16.0
DTE Energy Co.	(369)	(48,354)	4.7
Duke Energy Corp.	(1,201)	(132,302)	12.8
DuPont de Nemours, Inc.	(2,949)	(194,428)	18.8
Eagle Materials, Inc.	(3,106)	(383,032)	37.1
Eastman Chemical Co.	(2,976)	(305,546)	29.6
Electronic Arts, Inc.	(362)	(42,734)	4.1
EMCOR Group, Inc.	(875)	(93,170)	9.0
Endeavor Group Holdings, Inc., Class A	(17,787)	(404,654)	39.2
Enovis Corp.	(2,711)	(175,863)	17.0
Entegris, Inc.	(152)	(16,931)	1.6
Essent Group Ltd.	(4,307)	(174,563)	16.9
Essex Property Trust, Inc.	(61)	(20,085)	1.9
Eversource Energy	(5,109)	(446,527)	43.3
Exact Sciences Corp.	(490)	(26,975)	2.6
Extra Space Storage, Inc.	(524)	(99,560)	9.6
Fidelity National Information Services, Inc.	(1,495)	(148,229)	14.4
First Citizens BancShares, Inc., Class A	(672)	(429,663)	41.6
First Interstate Bancsystem, Inc., Class A	(1,146)	(37,268)	3.6
First Republic Bank	(5,978)	(892,037)	86.4
Fiserv, Inc.	(2,360)	(231,091)	22.4
Five9, Inc.	(3,335)	(367,183)	35.6
FleetCor Technologies, Inc.	(41)	(10,230)	1.0

Security	Shares	Value	% of Basket Value

United States (continued)
Flex Ltd.	(2,229)	$(36,756)	3.6%
Flowserve Corp.	(13,533)	(442,664)	42.9
FNB Corp.	(41,538)	(478,518)	46.4
Fortune Brands Home & Security, Inc.	(205)	(14,606)	1.4
Freeport-McMoRan, Inc.	(8,308)	(336,889)	32.6
Freshpet, Inc.	(2,945)	(274,916)	26.6
Gaming and Leisure Properties, Inc.	(696)	(30,888)	3.0
Generac Holdings, Inc.	(253)	(55,503)	5.4
General Mills, Inc.	(16,692)	(1,180,625)	114.4
General Motors Co.	(8,526)	(323,221)	31.3
Genuine Parts Co.	(533)	(69,317)	6.7
Gilead Sciences, Inc.	(2,957)	(175,468)	17.0
GoDaddy, Inc., Class A	(5,023)	(405,909)	39.3
Goldman Sachs Group, Inc.	(940)	(287,161)	27.8
Graco, Inc.	(694)	(43,042)	4.2
Graphic Packaging Holding Co.	(1,640)	(35,752)	3.5
GXO Logistics, Inc.	(709)	(41,966)	4.1
Hasbro, Inc.	(5,025)	(442,501)	42.9
Hershey Co.	(90)	(20,319)	2.0
Hess Corp.	(2,832)	(291,894)	28.3
HF Sinclair Corp.	(5,678)	(215,878)	20.9
Hilton Grand Vacations, Inc.	(10,362)	(485,252)	47.0
Hilton Worldwide Holdings, Inc.	(1,433)	(222,531)	21.6
Hormel Foods Corp.	(4,248)	(222,553)	21.6
Howmet Aerospace, Inc.	(8,005)	(273,131)	26.5
HP, Inc.	(187)	(6,850)	0.7
Hubbell, Inc.	(2,055)	(401,465)	38.9
Hudson Pacific Properties, Inc.	(21,444)	(499,216)	48.4
IAA, Inc.	(2,373)	(86,970)	8.4
IAC/InterActiveCorp	(4,531)	(375,529)	36.4
IDEX Corp.	(2,911)	(552,566)	53.5
Insulet Corp.	(115)	(27,484)	2.7
Intel Corp.	(974)	(42,457)	4.1
International Business Machines Corp.	(7,629)	(1,008,630)	97.7
Intra-Cellular Therapies, Inc.	(794)	(40,184)	3.9
Intuitive Surgical, Inc.	(1,870)	(447,491)	43.4
Invesco Ltd.	(862)	(15,844)	1.5
iRhythm Technologies, Inc.	(976)	(120,409)	11.7
J.M. Smucker Co.	(1,961)	(268,520)	26.0
Jabil, Inc.	(218)	(12,585)	1.2
Jack Henry & Associates, Inc.	(811)	(153,749)	14.9
Johnson & Johnson	(867)	(156,459)	15.2
Juniper Networks, Inc.	(8,457)	(266,565)	25.8
KBR, Inc.	(587)	(28,898)	2.8
Kimberly-Clark Corp.	(1,931)	(268,081)	26.0
Kraft Heinz Co.	(3,082)	(131,386)	12.7
L3Harris Technologies, Inc.	(442)	(102,659)	9.9
Lamb Weston Holdings, Inc.	(290)	(19,169)	1.9
Liberty Broadband Corp., Class A	(346)	(37,250)	3.6
LKQ Corp.	(15,466)	(767,578)	74.4
Louisiana-Pacific Corp.	(5,172)	(333,697)	32.3
Lyft, Inc., Class A	(3,547)	(115,632)	11.2
Macy’s, Inc.	(10,569)	(255,453)	24.7
Magnolia Oil & Gas Corp., Class A	(2,809)	(65,281)	6.3
Marathon Petroleum Corp.	(1,401)	(122,251)	11.8
Maravai LifeSciences Holdings, Inc., Class A	(632)	(19,421)	1.9
Marriott International, Inc., Class A	(1,574)	(279,416)	27.1
Masco Corp.	(701)	(36,936)	3.6
Maximus, Inc.	(595)	(43,364)	4.2
MDU Resources Group, Inc.	(19,700)	(507,472)	49.2
Medpace Holdings, Inc.	(1,791)	(239,224)	23.2
MGM Resorts International	(1,896)	(77,812)	7.5

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Micron Technology, Inc.	(950)	$(64,781)	6.3%
Middleby Corp.	(124)	(19,082)	1.8
Mirati Therapeutics, Inc.	(135)	(8,342)	0.8
MKS Instruments, Inc.	(1,872)	(213,371)	20.7
Mondelez International, Inc., Class A	(235)	(15,153)	1.5
Morgan Stanley	(7,538)	(607,487)	58.9
Motorola Solutions, Inc.	(96)	(20,514)	2.0
MSC Industrial Direct Co., Inc., Class A	(5,904)	(489,205)	47.4
Murphy Oil Corp.	(579)	(22,048)	2.1
National Fuel Gas Co.	(394)	(27,631)	2.7
New Fortress Energy, Inc.	(6,781)	(262,967)	25.5
NextEra Energy, Inc.	(1,693)	(120,237)	11.6
Northern Trust Corp.	(198)	(20,404)	2.0
Novavax, Inc.	(5,783)	(260,640)	25.2
Nucor Corp.	(3,666)	(567,423)	55.0
Oak Street Health, Inc.	(3,467)	(62,718)	6.1
Olaplex Holdings, Inc.	(16,173)	(237,743)	23.0
Olin Corp.	(1,980)	(113,652)	11.0
Omnicom Group, Inc.	(4,673)	(355,755)	34.5
OneMain Holdings, Inc.	(562)	(25,813)	2.5
Otis Worldwide Corp.	(2,637)	(192,079)	18.6
Owens Corning	(592)	(53,831)	5.2
Packaging Corp. of America	(511)	(82,358)	8.0
PDC Energy, Inc.	(290)	(20,225)	2.0
Peloton Interactive, Inc., Class A	(1,114)	(19,562)	1.9
Petco Health & Wellness Co., Inc.	(15,077)	(290,383)	28.1
Phillips Edison & Co., Inc.	(14,433)	(488,701)	47.3
Pioneer Natural Resources Co.	(1,701)	(395,431)	38.3
Polaris, Inc.	(306)	(29,052)	2.8
Post Holdings, Inc.	(484)	(36,005)	3.5
Procore Technologies, Inc.	(2,063)	(114,435)	11.1
Procter & Gamble Co.	(356)	(57,156)	5.5
Progressive Corp.	(1,771)	(190,135)	18.4
Progyny, Inc.	(21)	(807)	0.1
Prologis, Inc.	(2,519)	(403,771)	39.1
Prudential Financial, Inc.	(495)	(53,712)	5.2
Qualtrics International, Inc., Class A	(2,457)	(45,553)	4.4
Quest Diagnostics, Inc.	(55)	(7,361)	0.7
R1 RCM, Inc.	(26,335)	(593,064)	57.5
Raymond James Financial, Inc.	(298)	(29,043)	2.8
Rayonier, Inc.	(3,355)	(144,936)	14.0
Red Rock Resorts, Inc., Class A	(2,936)	(129,067)	12.5
RH	(1,584)	(532,414)	51.6
Ryman Hospitality Properties, Inc.	(1,107)	(103,482)	10.0
Saia, Inc.	(388)	(79,912)	7.7
Scientific Games Corp., Class A	(6,839)	(383,394)	37.1
Seagate Technology Holdings PLC	(1,358)	(111,410)	10.8
SeaWorld Entertainment, Inc.	(280)	(18,883)	1.8
Sempra Energy	(1,935)	(312,232)	30.2
SentinelOne, Inc., Class A	(1,401)	(46,611)	4.5
Sherwin-Williams Co.	(40)	(10,998)	1.1
Shift4 Payments, Inc., Class A	(647)	(33,942)	3.3
Shockwave Medical, Inc.	(28)	(4,232)	0.4
Silvergate Capital Corp., Class A	(128)	(14,971)	1.4
SiTime Corp.	(173)	(29,163)	2.8
Six Flags Entertainment Corp.	(3,634)	(139,073)	13.5
Skechers USA, Inc., Class A	(22,581)	(864,852)	83.8
SLM Corp.	(20,186)	(337,712)	32.7
Snowflake, Inc., Class A	(1,341)	(229,901)	22.3
Sonoco Products Co.	(9,364)	(579,725)	56.2

Security	Shares	Value	% of Basket Value

United States (continued)
Sonos, Inc.	(1,511)	$(34,481)	3.3%
Southwestern Energy Co.	(27,085)	(203,138)	19.7
Sprout Social, Inc., Class A	(302)	(18,507)	1.8
SS&C Technologies Holdings, Inc.	(1,353)	(87,485)	8.5
Stanley Black & Decker, Inc.	(867)	(104,170)	10.1
Starbucks Corp.	(4,070)	(303,785)	29.4
Steel Dynamics, Inc.	(1,405)	(120,479)	11.7
Synaptics, Inc.	(1,818)	(269,864)	26.1
SYNNEX Corp.	(591)	(59,153)	5.7
Synopsys, Inc.	(338)	(96,935)	9.4
Synovus Financial Corp.	(3,616)	(150,209)	14.6
T. Rowe Price Group, Inc.	(1,053)	(129,561)	12.6
Tapestry, Inc.	(435)	(14,320)	1.4
Tempur Sealy International, Inc.	(12,440)	(337,248)	32.7
Thor Industries, Inc.	(186)	(14,238)	1.4
T-Mobile US, Inc.	(314)	(38,666)	3.7
Toast, Inc., Class A	(1,998)	(37,223)	3.6
Toro Co.	(1,511)	(121,076)	11.7
Trade Desk, Inc., Class A	(779)	(45,899)	4.4
TransUnion	(973)	(85,157)	8.2
Trimble, Inc.	(386)	(25,746)	2.5
Trupanion, Inc.	(2,586)	(164,521)	15.9
Tyson Foods, Inc., Class A	(4,285)	(399,191)	38.7
Uber Technologies, Inc.	(380)	(11,962)	1.2
UGI Corp.	(1,839)	(63,078)	6.1
Umpqua Holdings Corp.	(2,412)	(39,894)	3.9
Under Armour, Inc., Class A	(6,003)	(92,206)	8.9
Unity Software, Inc.	(5,814)	(386,108)	37.4
Univar Solutions, Inc.	(5,002)	(145,658)	14.1
Vail Resorts, Inc.	(1,372)	(348,708)	33.8
Valley National Bancorp	(15,765)	(188,865)	18.3
VeriSign, Inc.	(1,124)	(200,848)	19.5
Verizon Communications, Inc.	(1,827)	(84,590)	8.2
Vertex Pharmaceuticals, Inc.	(31)	(8,470)	0.8
Vertiv Holdings Co.	(2,930)	(36,713)	3.6
VICI Properties, Inc.	(9,333)	(278,217)	27.0
Victoria’s Secret & Co.	(1,188)	(55,979)	5.4
Vontier Corp.	(3,499)	(89,644)	8.7
Vulcan Materials Co.	(166)	(28,600)	2.8
W.R. Berkley Corp.	(1,246)	(82,847)	8.0
Walgreens Boots Alliance, Inc.	(8,128)	(344,627)	33.4
Warby Parker, Inc., Class A	(1,392)	(32,420)	3.1
Waste Management, Inc.	(353)	(58,047)	5.6
Wayfair, Inc., Class A	(949)	(73,016)	7.1
Webster Financial Corp.	(4,329)	(216,407)	21.0
WEC Energy Group, Inc.	(338)	(33,817)	3.3
Western Digital Corp.	(1,418)	(75,253)	7.3
WeWork, Inc., Class A	(36,968)	(259,146)	25.1
Weyerhaeuser Co.	(24,159)	(995,834)	96.5
Williams-Sonoma, Inc.	(1,412)	(184,238)	17.8
WillScot Mobile Mini Holdings Corp.	(8,295)	(291,154)	28.2
Wingstop, Inc.	(208)	(19,086)	1.8
Xcel Energy, Inc.	(682)	(49,963)	4.8
Yum! Brands, Inc.	(1,726)	(201,959)	19.6
Zebra Technologies Corp., Class A	(35)	(12,938)	1.3
Zillow Group, Inc., Class A	(6,007)	(232,171)	22.5
Zillow Group, Inc., Class C	(2,120)	(84,418)	8.2

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
ZoomInfo Technologies, Inc., Class A	(1,282)	$(60,767)	5.9%
Zurn Water Solutions Corp.	(1,063)	(33,187)	3.2

		(59,670,143)

Rights

Sweden
Axfood AB Right	(15,006)	—	0.0

Total Reference Entity — Short		(167,242,063)

Net Value of Reference Entity — Bank of America N.A.		$(1,032,216)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination dates February 15, 2023 and June 15, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Abacus Property Group	41,628	$95,536	(106.5)%
ARB Corp. Ltd.	262	7,262	(8.1)
Aussie Broadband Ltd.	28,179	109,584	(122.2)
Australian Ethical Investment Ltd.	56,549	229,776	(256.2)
Blackmores Ltd.	265	13,419	(15.0)
BWP Trust	10,482	30,467	(34.0)
Centuria Industrial REIT	45,453	126,669	(141.2)
Charter Hall Education Trust	84,129	238,155	(265.6)
Charter Hall Long Wale REIT	53,317	200,102	(223.1)
Charter Hall Retail REIT	49,207	153,711	(171.4)
Data#3 Ltd.	3,095	12,569	(14.0)
Dexus Industria REIT	30,829	73,755	(82.2)
Dicker Data Ltd.	3,416	31,588	(35.2)
Elders Ltd.	2,347	23,595	(26.3)
GrainCorp Ltd., Class A	24,146	174,488	(194.6)
Growthpoint Properties Australia Ltd.	17,004	52,301	(58.3)
GWA Group Ltd.	73,529	117,448	(131.0)
HomeCo Daily Needs REIT	107,749	108,485	(121.0)
Imdex Ltd.	122,844	215,510	(240.3)
Imugene Ltd.	41,660	6,234	(7.0)
Johns Lyng Group Ltd.	68,471	428,546	(477.8)
Jumbo Interactive Ltd.	8,330	101,275	(112.9)
Kogan.com Ltd.	11,703	31,812	(35.5)
Lifestyle Communities Ltd.	8,291	87,382	(97.4)
Lovisa Holdings Ltd.	3,167	36,260	(40.4)
Monadelphous Group Ltd.	13,570	101,086	(112.7)
Nanosonics Ltd.	40,301	111,363	(124.2)
National Storage REIT	27,382	49,596	(55.3)
Netwealth Group Ltd.	3,625	32,823	(36.6)
Objective Corp. Ltd.	8,957	106,781	(119.1)
Pendal Group Ltd.	56,035	206,283	(230.0)
Pinnacle Investment Management Group Ltd.	62,826	410,608	(457.8)
PolyNovo Ltd.	18,783	12,297	(13.7)
Sandfire Resources NL	7,377	29,238	(32.6)
Silver Lake Resources Ltd.	14,274	18,646	(20.8)
St Barbara Ltd.	248,632	232,413	(259.2)
Tassal Group Ltd.	41,619	110,353	(123.0)
Technology One Ltd.	5,617	40,534	(45.2)

Security	Shares	Value	% of Basket Value

Australia (continued)
United Malt Grp Ltd.	12,401	$36,234	(40.4)%
Waypoint REIT	78,446	147,877	(164.9)
Webjet Ltd.	43,382	179,999	(200.7)

		4,532,060

Austria
AT&S Austria Technologie & Systemtechnik AG	1,274	65,236	(72.7)
DO & Co. AG	79	6,952	(7.8)
Oesterreichische Post AG	7,272	234,257	(261.2)
Palfinger AG	2,064	52,258	(58.3)
Porr AG	976	12,361	(13.8)
Rhi Magnesita NV	1,445	42,990	(47.9)
S&T AG	9,106	153,948	(171.7)
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,041	25,822	(28.8)
Wienerberger AG	5,072	143,172	(159.6)

		736,996

Bahamas
OneSpaWorld Holdings Ltd.	8,027	80,591	(89.9)

Belgium
Barco NV	1,280	28,825	(32.1)
Euronav NV	810	9,366	(10.5)
Melexis NV	981	84,204	(93.9)
Shurgard Self Storage SA	3,625	209,766	(233.9)
Tessenderlo Group SA	828	28,987	(32.3)

		361,148

Bermuda
Argo Group International Holdings Ltd.	2,958	126,602	(141.2)

Canada
Aecon Group Inc.	14,405	167,861	(187.2)
AirBoss of America Corp.	264	6,395	(7.1)
Altius Minerals Corp.	12,109	202,092	(225.3)
Boardwalk Real Estate Investment Trust	3,577	156,958	(175.0)
Bombardier, Inc., Class B	202,136	198,257	(221.1)
BSR Real Estate Investment Trust	5,339	103,897	(115.9)
Canada Goose Holdings, Inc.	11,859	258,477	(288.2)
Canadian Western Bank	3,914	98,745	(110.1)
Chorus Aviation Inc.	6,100	18,329	(20.4)
Cineplex Inc.	9,094	93,159	(103.9)
CT Real Estate Investment Trust	17,086	236,077	(263.2)
Eldorado Gold Corp.	28,658	278,404	(310.4)
Enerflex Ltd.	6,040	41,657	(46.5)
Equitable Group, Inc.	5,167	231,875	(258.5)
Evertz Technologies Ltd.	7,733	84,695	(94.4)
First National Financial Corp.	579	16,370	(18.3)
Headwater Exploration, Inc.	2,000	10,322	(11.5)
Kelt Exploration Ltd.	26,312	135,795	(151.4)
Killam Apartment Real Estate Investment Trust	19,864	312,499	(348.4)
Laurentian Bank of Canada	1,147	34,884	(38.9)
Morguard North American Residential Real Estate Investment Trust	437	6,276	(7.0)
NorthWest Healthcare Properties Real Estate Investment Trust	47,133	486,134	(542.1)
Novagold Resources Inc.	59,612	371,690	(414.4)
Osisko Mining Inc.	5,046	15,908	(17.7)
Pason Systems Inc.	6,893	86,977	(97.0)
PrairieSky Royalty Ltd.	1,769	24,277	(27.1)
Premium Brands Holdings Corp.	2,728	222,716	(248.3)
Richelieu Hardware Ltd.	3,519	99,901	(111.4)

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
Rogers Sugar Inc.	11,278	$53,640	(59.8)%
Seabridge Gold Inc.	9,612	169,921	(189.5)
Secure Energy Services Inc.	1,489	7,638	(8.5)
Silvercorp Metals Inc.	13,917	42,033	(46.9)
Slate Grocery REIT, Class U	10,961	134,810	(150.3)
Spin Master Corp.	227	8,165	(9.1)
SunOpta Inc.	12,508	68,934	(76.9)
Tamarack Valley Energy Ltd.	12,323	48,250	(53.8)
Topaz Energy Corp.	22,860	405,008	(451.6)
Tucows, Inc., Class A	208	11,985	(13.4)

		4,951,011

Denmark
Alk Abello A/S	8,882	193,750	(216.0)
D/S Norden A/S	853	31,694	(35.3)
Drilling Co. of 1972 AS	135	6,778	(7.6)
FLSmidth & Co. A/S	12,366	338,977	(378.0)
INVISIO AB	310	5,518	(6.1)
Nilfisk Holding A/S	3,277	91,736	(102.3)
NKT Holding A/S	1,650	78,638	(87.7)
Per Aarsleff Holding A/S	4,729	181,484	(202.4)

		928,575

Finland
Cargotec OYJ, Class B	6,106	211,417	(235.7)
Citycon OYJ	3,229	22,950	(25.6)
Konecranes Oyj	3,089	86,813	(96.8)
Musti Group OYJ	3,621	85,197	(95.0)
Rovio Entertainment OYJ	5,605	51,270	(57.2)
Talenom OYJ	344	3,774	(4.2)
TietoEVRY OYJ	543	13,622	(15.2)
Uponor OYJ	4,297	75,502	(84.2)
YIT OYJ	78,126	314,466	(350.6)

		865,011

France
Albioma SA	729	38,751	(43.2)
Alten SA	304	40,799	(45.5)
Coface SA	5,672	67,997	(75.8)
Elior Group SA	19,192	58,600	(65.3)
Esker SA	1,327	223,525	(249.2)
ID Logistics Group	446	143,034	(159.5)
Imerys SA	2,140	84,189	(93.9)
Interparfums SA	263	14,593	(16.3)
Korian SA	5,023	105,488	(117.6)
Nexity SA	5,088	154,503	(172.3)
SES-imagotag SA	180	16,558	(18.5)
SMCP SA	19,234	124,981	(139.4)
Societe BIC SA	3,160	188,554	(210.2)
Technip Energies N.V	1,745	21,205	(23.7)
Television Francaise 1	2,299	19,471	(21.7)
Vicat SA	7,114	213,925	(238.5)
Vilmorin & Cie SA	77	3,659	(4.1)
Virbac SA	116	46,835	(52.2)

		1,566,667

Germany
Adesso SE	908	177,966	(198.4)
Atoss Software AG	301	43,737	(48.8)
CANCOM SE	2,387	115,262	(128.5)
Datagroup SE	179	14,892	(16.6)
Dermapharm Holding SE	407	23,012	(25.7)

Security	Shares	Value	% of Basket Value

Germany (continued)
Deutsche Pfandbriefbank AG	736	$9,263	(10.3)%
Duerr AG	2,127	55,280	(61.6)
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,651	82,849	(92.4)
ElringKlinger AG	11,713	97,104	(108.3)
GFT Technologies SE	2,985	118,566	(132.2)
Hensoldt AG	8,395	233,792	(260.7)
Kloeckner & Co. SE	2,961	38,143	(42.5)
Krones AG	1,842	142,227	(158.6)
Nagarro SE	606	85,205	(95.0)
Norma Group SE	1,878	46,330	(51.7)
Pfeiffer Vacuum Technology AG	308	54,829	(61.1)
SMA Solar Technology AG	1,212	55,157	(61.5)
Software AG	2,565	78,950	(88.0)
Steico SE	818	82,075	(91.5)
Suedzucker AG	3,117	40,595	(45.3)

		1,595,234

Hong Kong
Cowell e Holdings, Inc.	5,000	5,597	(6.3)
EC Healthcare	89,000	89,450	(99.7)
Health & Happiness H&H International Holdings Ltd.	153,000	168,158	(187.5)
Luk Fook Holdings International Ltd.	16,000	36,623	(40.8)
Nissin Foods Co. Ltd.	115,000	75,606	(84.3)
SA Sa International Holdings Ltd.	604,000	107,960	(120.4)

		483,394

Ireland
Cimpress PLC	627	31,670	(35.3)
Dalata Hotel Group PLC	1,409	6,466	(7.2)
Grafton Group PLC	5,813	70,403	(78.5)
Keywords Studios PLC	6,295	190,292	(212.2)
Origin Enterprises PLC	2,166	9,630	(10.7)
Prothena Corp. PLC	226	6,590	(7.4)
Uniphar PLC	21,403	88,510	(98.7)

		403,561

Israel
Caesarstone Ltd.	714	7,018	(7.8)
Cognyte Software Ltd.	3,192	21,642	(24.1)
Israel Canada T.R Ltd.	5,603	27,703	(30.9)
Isras Investment Co. Ltd.	222	54,110	(60.3)
Mega Or Holdings Ltd.	216	8,225	(9.2)
Radware Ltd.	4,915	142,093	(158.4)
Reit 1 Ltd.	3,401	22,063	(24.6)
Retailors Ltd.	283	6,876	(7.7)
Taboola.com Ltd.	16,559	71,369	(79.6)
YH Dimri Construction & Development Ltd.	93	8,351	(9.3)

		369,450

Italy
Biesse SpA	2,248	35,071	(39.1)
Brunello Cucinelli SpA	708	36,238	(40.4)
Datalogic SpA	5,488	53,325	(59.5)
El.En. SpA	1,217	16,962	(18.9)
OVS SpA	48,506	92,543	(103.2)
Pharmanutra SpA	719	48,679	(54.3)
Saipem SpA	18,340	20,756	(23.1)
Sanlorenzo SpA/Ameglia	1,302	46,040	(51.3)
Seco SpA	1,018	6,244	(7.0)
Tinexta SpA	5,194	129,940	(144.9)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Italy (continued)
Webuild SpA	159,355	$270,931	(302.1)%
Wiit SpA	2,655	70,928	(79.1)

		827,657

Ivory Coast
Fabrinet	221	21,700	(24.2)

Japan
77 Bank Ltd.	15,200	188,473	(210.2)
Adastria Co. Ltd.	2,900	48,062	(53.6)
Aeon Delight Co. Ltd.	2,600	55,572	(62.0)
Ai Holdings Corp.	13,800	181,170	(202.0)
Aichi Steel Corp.	12,800	221,549	(247.0)
Anicom Holdings, Inc.	37,100	175,005	(195.1)
AOKI Holdings Inc.	21,800	102,604	(114.4)
Arata Corp.	1,100	30,393	(33.9)
Arcland Service Holdings Co. Ltd.	8,400	145,162	(161.9)
Arcs Co. Ltd.	500	7,916	(8.8)
ARTERIA Networks Corp.	6,600	67,602	(75.4)
Avex, Inc.	19,300	207,470	(231.3)
Belc Co. Ltd.	500	21,294	(23.7)
Bell System24 Holdings, Inc.	17,300	200,067	(223.1)
Belluna Co. Ltd.	9,000	50,554	(56.4)
Bengo4.com Inc.	4,300	110,653	(123.4)
Canon Electronics Inc.	17,800	203,839	(227.3)
CI Takiron Corp.	3,700	15,765	(17.6)
Comture Corp.	17,300	373,669	(416.7)
CRE Logistics REIT Inc.	8	12,234	(13.6)
Cybozu, Inc.	7,200	71,152	(79.3)
Daiho Corp.	1,800	61,620	(68.7)
Daiken Corp.	8,800	142,277	(158.6)
Daiseki Co. Ltd.	10,200	366,855	(409.1)
Dexerials Corp.	2,500	54,818	(61.1)
Digital Arts, Inc.	1,300	72,631	(81.0)
Dip Corp.	1,200	39,123	(43.6)
Direct Marketing MiX, Inc.	13,700	168,169	(187.5)
Doshisha Co. Ltd.	17,200	202,603	(225.9)
Doutor Nichires Holdings Co. Ltd.	39,200	450,529	(502.4)
Earth Corp.	200	8,452	(9.4)
EDION Corp.	2,300	20,698	(23.1)
Elan Corp.	28,000	218,636	(243.8)
Elecom Co. Ltd.	800	9,593	(10.7)
en-japan, Inc.	13,900	326,593	(364.2)
euglena Co. Ltd.	3,000	19,849	(22.1)
FCC Co. Ltd.	35,000	349,611	(389.8)
Fuji Machine Manufacturing Co. Ltd.	1,900	31,701	(35.4)
Fuji Seal International, Inc.	15,900	211,168	(235.5)
Fujimi, Inc.	8,100	353,156	(393.8)
Fukui Computer Holdings Inc.	2,700	67,395	(75.2)
Fukuoka REIT Corp.	28	35,019	(39.0)
FULLCAST Holdings Co. Ltd.	5,200	99,492	(110.9)
Funai Soken Holdings Inc.	19,000	318,634	(355.3)
Fuso Chemical Co. Ltd.	5,300	155,998	(173.9)
Giken Ltd.	6,500	178,362	(198.9)
GMO GlobalSign Holdings KK	400	16,863	(18.8)
Gunma Bank Ltd.	4,800	13,798	(15.4)
Halows Co. Ltd.	3,700	88,426	(98.6)
Hanwa Co. Ltd.	400	9,777	(10.9)
Hazama Ando Corp.	1,300	9,032	(10.1)
Heiwa Real Estate Co. Ltd.	300	9,464	(10.6)
Heiwado Co. Ltd.	5,900	89,008	(99.2)

Security	Shares	Value	% of Basket Value

Japan (continued)
Hoshino Resorts REIT, Inc.	8	$41,269	(46.0)%
IBJ Leasing Co. Ltd.	11,500	266,578	(297.2)
Infocom Corp.	13,700	233,526	(260.4)
Infomart Corp.	20,200	100,603	(112.2)
Iriso Electronics Co. Ltd.	6,100	142,539	(158.9)
Jafco Co. Ltd.	13,800	166,375	(185.5)
Japan Elevator Service Holdings Co. Ltd.	15,600	203,874	(227.3)
Japan Lifeline Co. Ltd.	55,200	460,109	(513.0)
Japan Wool Textile Co. Ltd.	6,800	50,828	(56.7)
JCU Corp.	1,400	35,658	(39.8)
JINS Inc.	1,600	52,733	(58.8)
JSP Corp.	4,400	50,852	(56.7)
Kanamoto Co. Ltd.	26,000	388,528	(433.2)
Kanematsu Corp.	3,100	32,039	(35.7)
KH Neochem Co. Ltd.	2,000	37,834	(42.2)
KOMEDA Holdings Co. Ltd.	23,600	406,556	(453.3)
Konoike Transport Co. Ltd.	24,700	219,238	(244.5)
Kumagai Gumi Co. Ltd.	600	12,521	(14.0)
Kura Sushi, Inc.	7,900	195,632	(218.1)
Kyokuto Kaihatsu Kogyo Co. Ltd.	15,800	159,293	(177.6)
Kyoritsu Maintenance Co. Ltd.	3,100	112,887	(125.9)
Life Corp.	2,700	61,592	(68.7)
LITALICO, Inc.	7,900	162,969	(181.7)
M&A Capital Partners Co. Ltd.	1,600	49,697	(55.4)
Maeda Kosen Co. Ltd.	16,200	370,386	(413.0)
Makino Milling Machine Co. Ltd.	1,500	46,220	(51.5)
Mandom Corp.	9,000	89,485	(99.8)
Maruzen Showa Unyu Co. Ltd.	2,200	53,701	(59.9)
Matsuda Sangyo Co. Ltd.	400	7,024	(7.8)
Megachips Corp.	2,200	56,362	(62.8)
Megmilk Snow Brand Co. Ltd.	3,900	58,133	(64.8)
Micronics Japan Co. Ltd.	5,900	69,049	(77.0)
Midac Holdings Co. Ltd.	7,200	116,088	(129.4)
Milbon Co. Ltd.	9,100	381,025	(424.9)
Mirai Corp.	46	17,868	(19.9)
Mirait Holdings Corp.	500	7,007	(7.8)
Mitsubishi Pencil Co. Ltd.	9,500	92,226	(102.8)
Mitsubishi Research Institute, Inc.	600	18,064	(20.1)
Mixi, Inc.	1,000	17,202	(19.2)
Monogatari Corp.	4,200	175,140	(195.3)
Morita Holdings Corp.	13,300	127,647	(142.3)
Nakanishi, Inc.	13,400	219,023	(244.2)
Nextage Co. Ltd.	9,200	140,608	(156.8)
Nichiha Corp.	3,300	59,663	(66.5)
Nihon Parkerizing Co. Ltd.	5,600	39,610	(44.2)
Nippn Corp.	20,600	267,934	(298.8)
Nippon Ceramic Co. Ltd.	900	16,431	(18.3)
Nippon Paper Industries Co. Ltd.	10,500	83,400	(93.0)
Nippon REIT Investment Corp.	38	108,923	(121.5)
Nippon Soda Co. Ltd.	1,200	31,736	(35.4)
Nissan Shatai Co. Ltd.	36,700	160,054	(178.5)
Nittetsu Mining Co. Ltd.	200	9,955	(11.1)
Nitto Kogyo Corp.	20,400	240,194	(267.8)
Noritsu Koki Co. Ltd.	2,700	44,773	(49.9)
NS United Kaiun Kaisha Ltd.	1,900	52,217	(58.2)
Obara Group Inc.	10,900	243,941	(272.0)
Oki Electric Industry Co. Ltd.	95,100	616,036	(686.9)
Okinawa Cellular Telephone Co.	3,300	126,988	(141.6)
Okumura Corp.	1,300	30,689	(34.2)
One REIT Inc.	9	19,105	(21.3)
Osaka Organic Chemical Industry Ltd.	10,900	235,052	(262.1)

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Outsourcing Inc.	19,700	$195,375	(217.9)%
Pack Corp.	3,800	69,548	(77.6)
Prestige International Inc.	24,100	115,813	(129.1)
Raksul Inc.	4,600	95,049	(106.0)
Round One Corp.	600	6,678	(7.4)
Saizeriya Co. Ltd.	3,400	62,355	(69.5)
Sakai Moving Service Co. Ltd.	5,700	194,505	(216.9)
SAMTY Co. Ltd.	18,200	293,953	(327.8)
Sanken Electric Co. Ltd.	2,800	103,408	(115.3)
Sanrio Co. Ltd.	300	6,293	(7.0)
Sato Holdings Corp.	16,600	228,252	(254.5)
Seria Co. Ltd.	2,000	39,112	(43.6)
Shizuoka Gas Co. Ltd.	4,700	33,690	(37.6)
Shoei Co. Ltd.	8,800	326,474	(364.0)
Siix Corp.	14,400	109,999	(122.7)
SKY Perfect JSAT Holdings Inc.	2,900	9,394	(10.5)
Sodick Co. Ltd.	17,400	97,360	(108.6)
Sosei Group Corp.	700	6,836	(7.6)
S-Pool Inc.	69,300	692,489	(772.1)
Strike Co. Ltd.	15,100	459,834	(512.7)
Sumitomo Mitsui Construction Co. Ltd.	79,900	259,239	(289.1)
Sumitomo Osaka Cement Co. Ltd.	2,100	58,721	(65.5)
Systena Corp.	50,700	159,363	(177.7)
Taikisha Ltd.	4,700	115,975	(129.3)
Takamatsu Construction Group Co. Ltd.	15,800	263,162	(293.4)
Takara Leben Real Estate Investment Corp.	18	16,776	(18.7)
Takuma Co. Ltd.	18,700	209,568	(233.7)
T-Gaia Corp.	1,200	15,210	(17.0)
Toa Corp/Tokyo	7,200	157,382	(175.5)
Tokai Corp/Gifu	1,200	15,900	(17.7)
Token Corp.	200	13,313	(14.8)
Tokuyama Corp.	1,200	15,960	(17.8)
Tokyotokeiba Co. Ltd.	3,200	108,891	(121.4)
Tokyu REIT, Inc.	45	63,083	(70.3)
Toridoll Holdings Corp.	300	5,441	(6.1)
Tosei Corp.	14,800	124,533	(138.9)
Totetsu Kogyo Co. Ltd.	4,900	88,576	(98.8)
Toyo Gosei Co. Ltd.	1,100	80,909	(90.2)
Toyo Ink SC Holdings Co. Ltd.	3,100	46,160	(51.5)
Toyobo Co. Ltd.	10,400	85,505	(95.3)
TPR Co. Ltd.	21,400	205,101	(228.7)
Tri Chemical Laboratories Inc.	5,700	107,053	(119.4)
Trusco Nakayama Corp.	13,500	210,525	(234.7)
Trust Tech Inc.	6,700	77,155	(86.0)
Tsukishima Kikai Co. Ltd.	1,400	11,058	(12.3)
TV Asahi Holdings Corp.	2,200	25,129	(28.0)
UACJ Corp.	6,600	110,418	(123.1)
United Arrows Ltd.	2,300	30,921	(34.5)
UT Group Co. Ltd.	1,500	33,729	(37.6)
ValueCommerce Co. Ltd.	7,800	227,928	(254.1)
Wacom Co. Ltd.	19,400	140,265	(156.4)
Wakita & Co. Ltd.	12,000	99,852	(111.3)
YA-MAN Ltd.	14,000	133,439	(148.8)
Yokogawa Bridge Holdings Corp.	16,900	247,847	(276.4)
Yuasa Trading Co. Ltd.	7,400	165,105	(184.1)
Yurtec Corp.	9,800	51,763	(57.7)
Zojirushi Corp.	7,400	78,252	(87.3)
Zuken, Inc.	12,300	284,788	(317.5)

		22,072,656

Security	Shares	Value	% of Basket Value

Jersey
Centamin PLC	137,564	$157,665	(175.8)%

Luxembourg
Befesa SA	978	61,077	(68.1)
Millicom International Cellular SA, SDR	18,966	427,584	(476.8)

		488,661

Malaysia
Frencken Group Ltd.	35,400	35,911	(40.0)

Netherlands
AMG Advanced Metallurgical Group NV	1,729	67,607	(75.4)
Arcadis NV	2,820	117,661	(131.2)
Basic-Fit NV	5,620	235,462	(262.5)
Koninklijke BAM Groep NV	2,392	6,621	(7.4)
Wereldhave NV	5,628	91,794	(102.4)

		519,145

New Zealand
a2 Milk Co. Ltd.	38,807	122,967	(137.1)
Summerset Group Holdings Ltd.	19,685	148,267	(165.3)

		271,234

Norway
Borregaard ASA	14,220	271,245	(302.4)
Elkem ASA	32,494	134,945	(150.5)
FLEX Liquified Natural Gas Ltd.	332	9,352	(10.4)
Frontline Ltd.	941	7,793	(8.7)
Kongsberg Gruppen ASA	9,351	401,650	(447.9)
MPC Container Ships	27,253	81,118	(90.4)
Selvaag Bolig ASA	13,392	63,752	(71.1)

		969,855

Portugal
Altri SGPS SA	1,387	9,205	(10.3)
Navigator Co. SA	69,437	284,846	(317.6)

		294,051

Singapore
AIMS APAC REIT	92,400	94,486	(105.3)
Ascendas India Trust	53,100	47,976	(53.5)
Far East Hospitality Trust	131,800	63,490	(70.8)
First Resources Ltd.	12,100	18,455	(20.6)
Sasseur Real Estate Investment Trust	178,400	107,715	(120.1)
Sheng Siong Group Ltd.	62,800	69,343	(77.3)

		401,465

South Sandwich Islands
UK Commercial Property REIT Ltd.	51,794	57,066	(63.6)

Spain
Ence Energia y Celulosa SA	55,002	206,036	(229.7)
Indra Sistemas SA	23,884	243,392	(271.4)
Laboratorios Farmaceuticos Rovi SA	951	64,935	(72.4)
Melia Hotels International SA	37,982	314,123	(350.3)
Sacyr SA	15,433	41,571	(46.3)
Unicaja Banco SA	12,033	11,335	(12.6)
Viscofan SA	1,439	79,439	(88.6)

		960,831

Sweden
AAK AB	13,057	226,549	(252.6)
AcadeMedia AB	12,815	72,342	(80.7)
AddTech AB, B Shares	32,788	578,393	(644.9)
AF AB	4,116	68,234	(76.1)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Sweden (continued)
Arjo AB, B Shares	31,333	$236,127	(263.3)%
Betsson AB, Class B	15,477	95,074	(106.0)
Biotage AB	15,471	320,482	(357.3)
Bonava AB, B Shares	9,732	47,244	(52.7)
Bufab AB	2,152	71,393	(79.6)
Catena AB	200	10,459	(11.7)
Cloetta AB, B Shares	78,181	197,566	(220.3)
Coor Service Management Holding AB	733	6,646	(7.4)
Corem Property Group AB, Class B	2,374	5,026	(5.6)
Dios Fastigheter AB	6,132	54,752	(61.1)
Dometic Group AB	4,371	37,434	(41.7)
Fabege AB	9,847	119,524	(133.3)
Fingerprint Cards AB, Class B	57,382	66,090	(73.7)
GARO AB	1,619	24,231	(27.0)
Hexatronic Group AB	3,615	152,944	(170.5)
HMS Networks AB	2,058	84,234	(93.9)
Hufvudstaden AB, A Shares	526	6,815	(7.6)
JM AB	2,866	66,191	(73.8)
Loomis AB	2,957	73,676	(82.2)
Nyfosa AB	6,168	67,981	(75.8)
SAS AB	74,585	7,732	(8.6)
Scandic Hotels Group AB	7,354	28,302	(31.6)
Stillfront Group AB	16,184	32,685	(36.4)
Troax Group AB	1,025	22,765	(25.4)

		2,780,891

Switzerland
Bossard Holding AG, Class A	679	146,991	(163.9)
Comet Holding AG	616	133,163	(148.5)
Ferrexpo PLC	3,398	6,978	(7.8)
Gurit Holding AG	140	178,475	(199.0)
Inficon Holding AG	68	61,912	(69.0)
IWG PLC	7,630	23,164	(25.8)
Kardex AG	293	55,761	(62.2)
Landis+Gyr Group AG	631	35,216	(39.3)
Medartis Holding AG	720	76,237	(85.0)
Softwareone Holding AG	2,092	28,285	(31.5)
Stadler Rail AG	410	14,963	(16.7)
Sulzer AG	1,306	97,855	(109.1)
u-Blox Holding AG	3,466	287,943	(321.1)
Valiant Holding AG	547	54,639	(60.9)
Ypsomed Holding AG	1,133	161,911	(180.5)

		1,363,493

United Kingdom
AG Barr PLC	4,653	33,847	(37.7)
AJ Bell PLC	2,035	6,306	(7.0)
Alpha Fx Group PLC	392	10,154	(11.3)
Ascential PLC	39,902	158,201	(176.4)
Ashmore Group PLC	5,938	16,415	(18.3)
Aston Martin Lagonda Global Holdings PLC	9,054	94,859	(105.8)
Babcock International Group PLC	17,047	65,085	(72.6)
Bank of Georgia Group PLC	21,404	330,510	(368.5)
Big Yellow Group PLC	25,305	457,311	(509.9)
Bodycote PLC	5,444	42,223	(47.1)
boohoo Group PLC	18,638	18,869	(21.0)
Britvic PLC	11,799	127,150	(141.8)
Bytes Technology Group PLC	27,969	157,279	(175.4)
Capital & Counties Properties PLC	15,290	31,592	(35.2)
Capricorn Energy PLC	59,952	154,199	(171.9)
Chemring Group PLC	1,713	7,481	(8.3)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Craneware PLC	6,871	$147,959	(165.0)%
Cranswick PLC	1,023	40,679	(45.4)
Currys PLC	81,010	93,926	(104.7)
Diploma PLC	14,673	503,266	(561.2)
dotdigital group PLC	76,216	83,091	(92.6)
Euromoney Institutional Investor PLC	513	6,326	(7.1)
GB Group PLC	21,753	157,644	(175.8)
Genus PLC	3,268	102,677	(114.5)
Great Portland Estates PLC	792	6,727	(7.5)
Hammerson PLC	1,027,560	370,982	(413.7)
Helios Towers PLC	4,810	6,780	(7.6)
Hill & Smith Holdings PLC	7,750	134,039	(149.5)
Hotel Chocolat Group Ltd.	4,319	20,230	(22.6)
Hunting PLC	46,946	171,194	(190.9)
Impax Asset Management Group PLC	4,232	45,768	(51.0)
IntegraFin Holdings PLC	22,083	99,583	(111.0)
Judges Scientific PLC	2,061	173,638	(193.6)
Kainos Group PLC	3,990	61,110	(68.1)
Lancashire Holdings Ltd.	8,700	46,109	(51.4)
Learning Technologies Group PLC	11,574	19,109	(21.3)
Luceco PLC	49,332	118,058	(131.6)
Luxfer Holdings PLC	380	6,133	(6.8)
Morgan Advanced Materials PLC	55,279	193,861	(216.2)
National Express Group PLC	11,939	37,007	(41.3)
Pets at Home Group PLC	14,696	57,044	(63.6)
Polypipe Group PLC	9,255	52,246	(58.3)
PZ Cussons PLC	7,563	19,406	(21.6)
Redrow PLC	47,240	309,672	(345.3)
Restaurant Group PLC	216,937	166,054	(185.2)
RWS Holdings PLC	45,246	247,801	(276.3)
Safestore Holdings PLC	5,973	93,966	(104.8)
Serica Energy PLC	37,535	164,902	(183.9)
SIG PLC	218,770	113,101	(126.1)
Softcat PLC	5,383	95,071	(106.0)
Spirent Communications PLC	21,605	62,468	(69.6)
SThree PLC	60,345	278,185	(310.2)
Subsea 7 SA	11,865	97,249	(108.4)
Vesuvius PLC	15,802	64,260	(71.6)
Victrex PLC	306	6,978	(7.8)
Virgin Money UK PLC	51,448	111,621	(124.5)
Watkin Jones PLC	5,546	17,260	(19.2)
Wickes Group PLC	72,623	173,130	(193.0)
Workspace Group PLC	13,364	111,837	(124.7)
YouGov PLC	5,972	94,244	(105.1)

		6,693,872

United States
1-800-Flowers.com, Inc., Class A	8,043	82,039	(91.5)
1Life Healthcare, Inc.	5,371	37,866	(42.2)
2U, Inc.	7,232	72,175	(80.5)
8x8, Inc.	4,858	44,548	(49.7)
A10 Networks, Inc.	11,445	163,435	(182.2)
AAR Corp.	959	45,054	(50.2)
Academy Sports & Outdoors, Inc.	1,746	65,231	(72.7)
ACADIA Pharmaceuticals, Inc.	2,660	49,050	(54.7)
Acadia Realty Trust	7,427	155,373	(173.2)
ACCO Brands Corp.	47,141	345,544	(385.3)
ACM Research, Inc., Class A	2,072	31,308	(34.9)
ACV Auctions, Inc., Class A	5,041	67,297	(75.0)
AdaptHealth Corp.	476	6,026	(6.7)
Adaptive Biotechnologies Corp.	11,614	95,815	(106.8)

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Addus HomeCare Corp.	3,203	$269,949	(301.0)%
ADT, Inc.	1,387	9,501	(10.6)
Advantage Solutions, Inc.	5,802	29,184	(32.5)
Aerojet Rocketdyne Holdings, Inc.	5,728	229,005	(255.3)
AeroVironment, Inc.	1,359	109,155	(121.7)
Air Transport Services Group, Inc.	548	17,152	(19.1)
Alarm.com Holdings, Inc.	2,622	160,152	(178.6)
Alector, Inc.	600	5,760	(6.4)
Alexander & Baldwin, Inc.	2,274	48,209	(53.8)
Alignment Healthcare, Inc.	7,103	68,260	(76.1)
Allakos, Inc.	1,797	6,775	(7.6)
Allegiant Travel Co.	846	131,291	(146.4)
Allegro MicroSystems, Inc.	1,113	27,057	(30.2)
ALLETE, Inc.	6,613	392,415	(437.6)
Alliance Data Systems Corp.	5,080	278,384	(310.4)
Allison Transmission Holdings, Inc.	706	26,433	(29.5)
Allogene Therapeutics, Inc.	35,393	295,532	(329.5)
Allovir, Inc.	6,202	28,219	(31.5)
Altair Engineering, Inc., Class A	727	39,491	(44.0)
Alto Ingredients, Inc.	12,271	70,804	(78.9)
Altra Industrial Motion Corp.	7,001	273,039	(304.4)
Amalgamated Financial Corp.	2,427	42,691	(47.6)
AMC Networks, Inc., Class A	3,195	104,253	(116.2)
Ameresco, Inc., Class A	3,791	191,218	(213.2)
American Assets Trust, Inc.	9,287	339,904	(379.0)
American Eagle Outfitters, Inc.	16,196	244,722	(272.9)
American Equity Investment Life Holding Co.	611	23,047	(25.7)
American States Water Co.	2,013	158,343	(176.6)
American Woodmark Corp.	749	35,091	(39.1)
AMERISAFE, Inc.	1,702	78,888	(88.0)
Amneal Pharmaceuticals, Inc.	1,591	6,141	(6.8)
Amphastar Pharmaceuticals, Inc.	673	23,871	(26.6)
Anika Therapeutics, Inc.	685	14,748	(16.4)
Annexon, Inc.	4,581	11,682	(13.0)
Apartment Investment and Management Co., Class A	30,812	194,116	(216.4)
Appfolio, Inc., Class A	63	6,543	(7.3)
Applied Industrial Technologies, Inc.	161	16,855	(18.8)
Arbor Realty Trust, Inc.	20,483	350,259	(390.5)
Archrock, Inc.	974	8,484	(9.5)
Arconic Corp.	897	22,569	(25.2)
Arcosa, Inc.	132	7,066	(7.9)
Ares Management Corp., Class A	4,004	265,145	(295.6)
Argan, Inc.	420	15,448	(17.2)
Armada Hoffler Properties, Inc.	17,793	241,095	(268.8)
Artisan Partners Asset Management, Inc., Class A	1,044	33,554	(37.4)
Artivion, Inc.	5,098	103,438	(115.3)
Arvinas, Inc.	1,009	55,465	(61.8)
Aspen Aerogels, Inc.	2,098	45,317	(50.5)
Assetmark Financial Holdings, Inc.	268	5,154	(5.7)
Associated Banc-Corp.	10,334	206,163	(229.9)
Astec Industries, Inc.	6,428	251,335	(280.2)
Avaya Holdings Corp.	11,466	106,060	(118.3)
Avid Bioservices, Inc.	1,614	21,724	(24.2)
Avient Corp.	1,193	58,743	(65.5)
Axcelis Technologies, Inc.	963	52,435	(58.5)
AZZ, Inc.	1,395	63,668	(71.0)
Badger Meter, Inc.	486	39,215	(43.7)
Banc of California, Inc.	6,435	116,087	(129.4)
Bandwidth, Inc., Class A	6,875	152,075	(169.6)
Bar Harbor Bankshares	1,722	44,961	(50.1)

Security	Shares	Value	% of Basket Value

United States (continued)
Barrett Business Services, Inc.	1,746	$125,660	(140.1)%
Beauty Health Co.	968	12,681	(14.1)
Berry Corp.	4,498	49,343	(55.0)
BGC Partners, Inc., Class A	2,083	7,561	(8.4)
BJ’s Restaurants, Inc.	2,607	72,449	(80.8)
Blackbaud, Inc.	2,007	116,426	(129.8)
Bloom Energy Corp., Class A	6,361	118,060	(131.6)
Bloomin’ Brands, Inc.	4,451	97,877	(109.1)
Boot Barn Holdings, Inc.	2,390	215,243	(240.0)
Bridgebio Pharma, Inc.	6,548	52,515	(58.6)
Brigham Minerals, Inc., Class A	7,750	192,045	(214.1)
Brightsphere Investment Group, Inc.	6,162	123,486	(137.7)
Brookdale Senior Living, Inc.	2,857	17,656	(19.7)
BTRS Holdings, Inc., Class 1	10,297	69,196	(77.2)
Byline Bancorp, Inc.	3,564	83,611	(93.2)
California Resources Corp.	402	16,164	(18.0)
Calix, Inc.	3,440	137,290	(153.1)
Callon Petroleum Co.	1,385	71,009	(79.2)
Camden National Corp.	2,340	104,715	(116.8)
Camping World Holdings, Inc., Class A	252	6,471	(7.2)
Cannae Holdings, Inc.	7,637	171,069	(190.7)
Capital City Bank Group, Inc.	2,266	58,032	(64.7)
Cardiovascular Systems, Inc.	14,524	271,599	(302.8)
Cardlytics, Inc.	185	6,314	(7.0)
CareDx, Inc.	414	12,602	(14.1)
Casella Waste Systems, Inc., Class A	599	49,262	(54.9)
Castle Biosciences, Inc.	319	7,126	(7.9)
Catalyst Pharmaceuticals, Inc.	955	7,277	(8.1)
Cathay General Bancorp	199	7,978	(8.9)
CBTX, Inc.	264	7,529	(8.4)
Centerspace	4,809	443,678	(494.7)
Central Garden & Pet Co., Class A	8,185	338,695	(377.7)
Century Communities, Inc.	185	9,753	(10.9)
Cerence, Inc.	332	9,794	(10.9)
Cerus Corp.	1,382	6,385	(7.1)
CEVA, Inc.	1,361	49,459	(55.1)
ChannelAdvisor Corp.	9,340	135,523	(151.1)
Chatham Lodging Trust	19,005	272,912	(304.3)
Chefs’ Warehouse, Inc.	208	7,613	(8.5)
ChemoCentryx, Inc.	2,991	55,214	(61.6)
Chuy’s Holdings, Inc.	2,756	68,928	(76.9)
Cinemark Holdings, Inc.	16,047	254,505	(283.8)
Clean Energy Fuels Corp.	10,214	59,854	(66.7)
Clear Secure, Inc., Class A	1,805	54,908	(61.2)
Clearway Energy, Inc., Class A	452	12,846	(14.3)
CNO Financial Group, Inc.	16,455	397,224	(442.9)
Codexis, Inc.	1,364	16,409	(18.3)
Coeur Mining, Inc.	6,611	23,998	(26.8)
Cohen & Steers, Inc.	1,053	81,808	(91.2)
Coherus Biosciences, Inc.	6,643	60,053	(67.0)
Cohu, Inc.	385	10,226	(11.4)
CommScope Holding Co., Inc.	13,158	79,343	(88.5)
ConnectOne Bancorp, Inc.	3,538	98,569	(109.9)
Construction Partners, Inc., Class A	2,862	73,868	(82.4)
Corcept Therapeutics, Inc.	1,344	28,909	(32.2)
CorVel Corp.	683	105,920	(118.1)
Cowen, Inc., Class A	7,947	181,589	(202.5)
Cross Country Healthcare, Inc.	1,232	23,088	(25.7)
CrossFirst Bankshares, Inc.	6,111	78,282	(87.3)
CSW Industrials, Inc.	157	16,565	(18.5)
Cutera, Inc.	6,284	341,284	(380.5)
Dave & Buster’s Entertainment, Inc.	827	37,628	(42.0)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Deciphera Pharmaceuticals, Inc.	10,340	$104,641	(116.7)%
Delek US Holdings, Inc.	417	10,091	(11.3)
Deluxe Corp.	3,142	85,085	(94.9)
Denali Therapeutics, Inc.	692	16,470	(18.4)
Denbury, Inc.	215	13,756	(15.3)
Dime Community Bancshares, Inc.	2,790	87,718	(97.8)
Diodes, Inc.	137	10,005	(11.2)
Dorian LPG Ltd.	5,497	80,916	(90.2)
Douglas Dynamics, Inc.	373	11,548	(12.9)
Ducommun, Inc.	926	47,291	(52.7)
Duolingo, Inc.	71	6,139	(6.8)
Dyne Therapeutics, Inc.	11,943	95,305	(106.3)
Eagle Pharmaceuticals, Inc.	146	6,443	(7.2)
Easterly Government Properties, Inc.	13,339	254,108	(283.3)
EchoStar Corp., Class A	9,890	230,931	(257.5)
Ecovyst, Inc.	29,614	297,917	(332.2)
elf Beauty, Inc.	6,438	156,637	(174.7)
Emergent BioSolutions, Inc.	6,916	223,940	(249.7)
Enanta Pharmaceuticals, Inc.	927	59,699	(66.6)
Energizer Holdings, Inc.	3,927	118,949	(132.6)
Energy Recovery, Inc.	806	14,927	(16.6)
EnPro Industries, Inc.	1,490	138,883	(154.9)
Enterprise Financial Services Corp.	167	7,376	(8.2)
ePlus, Inc.	657	37,107	(41.4)
Equitrans Midstream Corp.	4,346	34,160	(38.1)
ESCO Technologies, Inc.	2,022	126,274	(140.8)
Essential Properties Realty Trust, Inc.	12,630	303,120	(338.0)
Ethan Allen Interiors, Inc.	5,374	127,579	(142.3)
Everi Holdings, Inc.	347	6,024	(6.7)
Evolent Health, Inc., Class A	7,390	203,373	(226.8)
EW Scripps Co., Class A	15,221	250,538	(279.4)
eXp World Holdings, Inc.	8,104	108,513	(121.0)
F45 Training Holdings, Inc.	601	5,283	(5.9)
FB Financial Corp.	1,850	71,280	(79.5)
Federal Agricultural Mortgage Corp., Class C	317	32,470	(36.2)
FibroGen, Inc.	11,151	103,704	(115.6)
Figs, Inc., Class A	3,655	57,237	(63.8)
Financial Institutions, Inc.	2	56	(0.1)
First Advantage Corp.	780	13,541	(15.1)
First Bancshares, Inc.	10,927	351,740	(392.2)
First Busey Corp.	871	19,571	(21.8)
First Financial Corp.	5,729	244,170	(272.3)
First Foundation, Inc.	15,589	346,388	(386.2)
First Merchants Corp.	3,727	146,061	(162.9)
First of Long Island Corp.	2,501	41,967	(46.8)
Flushing Financial Corp.	11,972	257,398	(287.0)
Focus Financial Partners, Inc., Class A	3,649	143,953	(160.5)
Foot Locker, Inc.	2,004	58,737	(65.5)
FormFactor, Inc.	443	16,883	(18.8)
Forrester Research, Inc.	2,161	120,346	(134.2)
Fox Factory Holding Corp.	444	36,355	(40.5)
Franchise Group, Inc.	3,169	118,172	(131.8)
Frontier Group Holdings, Inc.	12,236	129,824	(144.8)
fuboTV, Inc.	3,986	15,107	(16.8)
Fulton Financial Corp.	17,753	269,313	(300.3)
Funko, Inc., Class A	4,482	73,012	(81.4)
Genco Shipping & Trading Ltd.	2,192	48,290	(53.8)
Getty Realty Corp.	2,527	68,002	(75.8)
Gibraltar Industries, Inc.	5,756	217,807	(242.9)
G-III Apparel Group Ltd.	5,369	142,171	(158.5)
Gogo, Inc.	908	16,716	(18.6)
Golden Entertainment, Inc.	724	34,723	(38.7)

Security	Shares	Value	% of Basket Value

United States (continued)
Goosehead Insurance, Inc., Class A	713	$40,990	(45.7)%
GoPro, Inc., Class A	15,433	137,662	(153.5)
Granite Construction, Inc.	1,824	54,082	(60.3)
Gray Television, Inc.	4,629	85,729	(95.6)
Green Brick Partners, Inc.	7,415	146,075	(162.9)
Griffon Corp.	10,115	189,252	(211.0)
Group 1 Automotive, Inc.	949	165,259	(184.3)
Gulfport Energy Corp.	912	85,710	(95.6)
H&E Equipment Services, Inc.	6,755	239,667	(267.2)
Hackett Group, Inc.	542	12,732	(14.2)
Harmonic, Inc.	3,441	28,560	(31.8)
Harmony Biosciences Holdings, Inc.	3,702	166,738	(185.9)
Harsco Corp.	9,864	100,810	(112.4)
Haverty Furniture Cos., Inc.	13,801	342,679	(382.1)
Hawkins, Inc.	341	12,712	(14.2)
Hayward Holdings, Inc.	4,932	78,419	(87.4)
Heartland Express, Inc.	4,694	64,777	(72.2)
Heartland Financial USA, Inc.	3,526	154,333	(172.1)
Hecla Mining Co.	20,003	104,216	(116.2)
Hemisphere Media Group, Inc.	8,395	32,657	(36.4)
Heritage Commerce Corp.	3,605	40,484	(45.1)
Heritage-Crystal Clean, Inc.	262	7,153	(8.0)
Heska Corp.	1,873	205,730	(229.4)
Hess Midstream LP, Class A	1,805	53,085	(59.2)
Hilltop Holdings, Inc.	5,900	150,391	(167.7)
Holley, Inc.	10,388	109,490	(122.1)
Horizon Bancorp, Inc.	8,706	152,181	(169.7)
Hub Group, Inc., Class A	4,031	270,722	(301.9)
Ideaya Biosciences, Inc.	3,814	36,576	(40.8)
ImmunoGen, Inc.	32,133	155,202	(173.1)
Impinj, Inc.	410	20,197	(22.5)
Independent Bank Corp.	14,971	295,528	(329.5)
Independent Bank Group, Inc.	2,256	152,957	(170.6)
Infinera Corp.	2,760	21,224	(23.7)
Ingevity Corp.	4,388	262,841	(293.1)
Innospec, Inc.	991	94,452	(105.3)
Innoviva, Inc.	6,999	119,403	(133.1)
Installed Building Products, Inc.	873	70,250	(78.3)
Integer Holdings Corp.	568	42,697	(47.6)
Intercept Pharmaceuticals, Inc.	13,235	207,922	(231.8)
International Money Express, Inc.	5,140	102,132	(113.9)
International Seaways, Inc.	14,877	314,351	(350.5)
Invitae Corp.	22,804	121,089	(135.0)
iRobot Corp.	3,013	152,608	(170.2)
Ironwood Pharmaceuticals, Inc.	6,951	83,412	(93.0)
iStar, Inc.	4,601	77,481	(86.4)
Itron, Inc.	11,017	526,392	(586.9)
J&J Snack Foods Corp.	2,153	322,304	(359.4)
Janus International Group, Inc.	826	7,814	(8.7)
John B Sanfilippo & Son, Inc.	535	41,537	(46.3)
Joint Corp.	5,417	165,327	(184.3)
Kadant, Inc.	832	153,920	(171.6)
Karuna Therapeutics, Inc.	153	17,053	(19.0)
Karyopharm Therapeutics, Inc.	1,373	8,375	(9.3)
KB Home	4,406	142,887	(159.3)
Kforce, Inc.	451	31,593	(35.2)
Kontoor Brands, Inc.	3,091	122,805	(136.9)
Kratos Defense & Security Solutions, Inc.	7,397	112,212	(125.1)
Krispy Kreme, Inc.	7,390	98,139	(109.4)
Kymera Therapeutics, Inc.	537	16,835	(18.8)
Lakeland Bancorp, Inc.	1,453	21,839	(24.4)
Laredo Petroleum, Inc.	1,016	72,349	(80.7)

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
LeMaitre Vascular, Inc.	2,134	$92,210	(102.8)%
LendingClub Corp.	6,798	103,669	(115.6)
LGI Homes, Inc.	731	68,502	(76.4)
Liberty Latin America Ltd., Class A	641	5,923	(6.6)
Liberty Media Corp. - Liberty Braves, Class A	1,269	33,337	(37.2)
Ligand Pharmaceuticals, Inc.	306	28,415	(31.7)
Limelight Networks, Inc.	9,135	32,612	(36.4)
Lions Gate Entertainment Corp., Class A	21,650	292,058	(325.7)
Lions Gate Entertainment Corp., Class B	1,649	20,728	(23.1)
Live Oak Bancshares, Inc.	773	32,721	(36.5)
LivePerson, Inc.	10,612	240,043	(267.7)
LiveRamp Holdings, Inc.	1,840	57,629	(64.3)
Luther Burbank Corp.	9,243	122,655	(136.8)
Malibu Boats, Inc., Class A	9,448	475,140	(529.8)
Marcus Corp.	18,531	291,493	(325.0)
MarineMax, Inc.	6,150	251,658	(280.6)
Marten Transport Ltd.	6,784	117,906	(131.5)
McGrath RentCorp	208	17,360	(19.4)
MDC Holdings, Inc.	647	23,881	(26.6)
Media Gen, Inc.	3,231	—	0.0
Mercantile Bank Corp.	502	15,763	(17.6)
Merchants Bancorp	5,018	118,023	(131.6)
Merit Medical Systems, Inc.	572	35,470	(39.6)
MFA Financial, Inc.	8,364	119,187	(132.9)
MGP Ingredients, Inc.	3,182	290,612	(324.0)
Midland States Bancorp, Inc.	12,983	342,232	(381.6)
MidWestOne Financial Group, Inc.	6,715	200,644	(223.7)
Model N, Inc.	5,675	146,642	(163.5)
Modine Manufacturing Co.	15,888	125,515	(140.0)
ModivCare, Inc.	1,160	120,605	(134.5)
Moelis & Co., Class A	8,670	383,734	(427.9)
Momentive Global, Inc.	1,784	28,223	(31.5)
Montrose Environmental Group, Inc.	3,407	154,576	(172.4)
MRC Global, Inc.	11,479	137,633	(153.5)
Nabors Industries Ltd.	681	105,296	(117.4)
Napco Security Technologies, Inc.	1,127	19,722	(22.0)
National Beverage Corp.	149	6,568	(7.3)
National Instruments Corp.	3,587	129,634	(144.5)
NeoGenomics, Inc.	13,640	128,898	(143.7)
Nevro Corp.	2,208	136,212	(151.9)
NexPoint Residential Trust, Inc.	2,118	188,841	(210.6)
NextEra Energy Partners LP	428	28,530	(31.8)
NGM Biopharmaceuticals, Inc.	13,430	167,606	(186.9)
Nicolet Bankshares, Inc.	272	22,135	(24.7)
NMI Holdings, Inc., Class A	9,823	180,547	(201.3)
Noble Corp.	1,219	38,923	(43.4)
Northern Oil and Gas, Inc.	400	9,992	(11.1)
Northfield Bancorp, Inc.	535	7,003	(7.8)
Northwest Natural Holding Co.	3,505	167,644	(186.9)
NorthWestern Corp.	3,670	208,052	(232.0)
Nurix Therapeutics, Inc.	2,135	23,634	(26.4)
NuVasive, Inc.	1,058	54,424	(60.7)
NV5 Global, Inc.	2,287	273,983	(305.5)
Oasis Petroleum, Inc.	403	53,462	(59.6)
Oceaneering International, Inc.	1,214	13,755	(15.3)
OceanFirst Financial Corp.	24,210	453,453	(505.6)
Office Properties Income Trust	344	7,437	(8.3)
Olema Pharmaceuticals, Inc.	9,732	24,817	(27.7)
Ollie’s Bargain Outlet Holdings, Inc.	916	44,014	(49.1)
Olo, Inc., Class A	14,096	150,686	(168.0)
Oportun Financial Corp.	6,941	80,446	(89.7)
Organogenesis Holdings, Inc.	1,323	8,520	(9.5)

Security	Shares	Value	% of Basket Value

United States (continued)
Origin Bancorp, Inc.	2,393	$90,168	(100.5)%
Origin Materials, Inc.	1,983	12,870	(14.4)
Orthofix Medical, Inc.	2,569	79,639	(88.8)
OSI Systems, Inc.	80	6,328	(7.1)
Outfront Media, Inc.	1,481	37,914	(42.3)
Overstock.com, Inc.	3,210	107,728	(120.1)
Pacific Biosciences of California, Inc.	4,615	29,259	(32.6)
PagerDuty, Inc.	3,949	112,823	(125.8)
Palomar Holdings, Inc.	460	25,047	(27.9)
Par Pacific Holdings, Inc.	14,473	212,319	(236.7)
PAR Technology Corp.	4,829	159,550	(177.9)
Paramount Group, Inc.	2,823	26,847	(29.9)
Party City Holdco, Inc.	3,996	12,348	(13.8)
Passage Bio, Inc.	18,970	36,991	(41.2)
Patrick Industries, Inc.	1,457	90,698	(101.1)
Peapack Gladstone Financial Corp.	761	23,583	(26.3)
Perella Weinberg Partners	2,403	18,527	(20.7)
Perficient, Inc.	1,240	123,268	(137.4)
Personalis, Inc.	7,972	44,643	(49.8)
PetIQ, Inc.	7,141	142,106	(158.5)
PGT Innovations, Inc.	421	7,481	(8.3)
Phibro Animal Health Corp., Class A	5,199	93,530	(104.3)
Piedmont Lithium, Inc.	2,307	150,901	(168.3)
Piper Sandler Cos	266	30,585	(34.1)
PJT Partners, Inc., Class A	3,824	252,346	(281.4)
Plains GP Holdings LP, Class A	23,959	267,622	(298.4)
Playa Hotels & Resorts NV	6,583	62,144	(69.3)
Plymouth Industrial REIT, Inc.	5,588	134,783	(150.3)
Poshmark, Inc., Class A	12,312	135,924	(151.6)
PRA Group, Inc.	2,031	85,363	(95.2)
Premier Financial Corp.	19,761	524,457	(584.8)
Prestige Consumer Healthcare, Inc.	5,983	327,031	(364.6)
Primoris Services Corp.	1,555	36,045	(40.2)
Privia Health Group, Inc.	3,155	69,378	(77.4)
PROG Holdings, Inc.	4,247	112,418	(125.4)
ProPetro Holding Corp.	5,703	80,640	(89.9)
Proto Labs, Inc.	831	35,409	(39.5)
PTC Therapeutics, Inc.	437	15,439	(17.2)
PubMatic, Inc., Class A	292	6,590	(7.3)
QCR Holdings, Inc.	1,129	61,293	(68.3)
Quaker Chemical Corp.	629	102,345	(114.1)
Quanex Building Products Corp.	519	9,975	(11.1)
Qurate Retail, Inc., Series A	23,152	97,470	(108.7)
Ranpak Holdings Corp.	8,785	132,478	(147.7)
Ready Capital Corp.	1,087	15,838	(17.7)
Redwood Trust, Inc.	33,311	323,117	(360.3)
Replimune Group, Inc.	1,982	33,238	(37.1)
Revolution Medicines, Inc.	1,362	27,199	(30.3)
RLI Corp.	467	53,602	(59.8)
RLJ Lodging Trust	4,801	67,310	(75.1)
RMR Group, Inc., Class A	261	7,120	(7.9)
Rocket Pharmaceuticals, Inc.	9,363	96,252	(107.3)
RPT Realty	6,393	84,963	(94.7)
Rush Enterprises, Inc., Class A	6,205	315,710	(352.0)
Rush Enterprises, Inc., Class B	4,765	230,864	(257.4)
Ryan Specialty Group Holdings, Inc., Class A	4,660	172,373	(192.2)
Ryerson Holding Corp.	1,627	59,890	(66.8)
Sabra Health Care REIT, Inc.	2,830	33,054	(36.9)
Sabre Corp.	1,212	12,690	(14.2)
Safehold, Inc.	2,320	99,876	(111.4)
Sana Biotechnology, Inc.	25,864	195,273	(217.7)
Sangamo Therapeutics, Inc.	7,489	31,079	(34.7)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Select Medical Holdings Corp.	583	$13,182	(14.7)%
Sensient Technologies Corp.	2,453	207,524	(231.4)
Shake Shack, Inc., Class A	4,565	263,994	(294.4)
Shutterstock, Inc.	1,200	90,864	(101.3)
Simply Good Foods Co.	1,273	53,020	(59.1)
Simpson Manufacturing Co., Inc.	456	47,274	(52.7)
Simulations Plus, Inc.	2,010	93,787	(104.6)
SMART Global Holdings, Inc.	3,659	82,913	(92.5)
Sonic Automotive, Inc., Class A	930	39,571	(44.1)
Sorrento Therapeutics, Inc.	14,488	21,877	(24.4)
SPS Commerce, Inc.	138	16,509	(18.4)
SPX Corp.	2,781	116,524	(129.9)
Stagwell, Inc.	1,137	7,709	(8.6)
Standard Motor Products, Inc.	1,092	46,607	(52.0)
Stepan Co.	199	20,320	(22.7)
Stitch Fix, Inc., Class A	4,978	47,291	(52.7)
StoneX Group, Inc.	915	62,019	(69.2)
Summit Hotel Properties, Inc.	4,544	44,849	(50.0)
Summit Materials, Inc., Class A	7,249	201,522	(224.7)
SunCoke Energy, Inc.	3,058	25,443	(28.4)
Sunnova Energy International, Inc.	9,635	166,396	(185.5)
SunPower Corp.	9,447	155,970	(173.9)
Super Micro Computer, Inc.	2,493	104,955	(117.0)
Sutro Biopharma, Inc.	356	2,140	(2.4)
Sylvamo Corp.	6,687	298,575	(332.9)
Syndax Pharmaceuticals, Inc.	1,238	20,761	(23.2)
Tactile Systems Technology, Inc.	4,512	76,163	(84.9)
Talos Energy, Inc.	622	11,302	(12.6)
Tanger Factory Outlet Centers, Inc.	645	10,404	(11.6)
Targa Resources Corp.	1,407	103,288	(115.2)
Taylor Morrison Home Corp.	6,846	179,297	(199.9)
Texas Capital Bancshares, Inc.	7,286	374,209	(417.3)
TowneBank	12,374	341,151	(380.4)
TPG RE Finance Trust, Inc.	567	5,982	(6.7)
Transocean Ltd.	19,015	71,496	(79.7)
Tri Pointe Homes, Inc.	5,268	108,890	(121.4)
Trico Bancshares	2,191	82,272	(91.7)
Trinity Industries, Inc.	5,190	143,971	(160.5)
Triumph Group, Inc.	618	13,930	(15.5)
TTEC Holdings, Inc.	693	51,150	(57.0)
Turning Point Brands, Inc.	14,673	460,585	(513.6)
Tutor Perini Corp.	14,896	138,086	(154.0)
U.S. Physical Therapy, Inc.	748	77,620	(86.5)
UFP Industries, Inc.	100	7,737	(8.6)
UMB Financial Corp.	4,518	407,433	(454.3)
UMH Properties, Inc.	15,111	355,411	(396.3)
United Fire Group, Inc.	3,432	100,523	(112.1)
Unitil Corp.	3,181	162,231	(180.9)
Univest Financial Corp.	5,646	142,279	(158.6)
Upland Software, Inc.	9,327	139,159	(155.2)
Urban Edge Properties	557	10,410	(11.6)
Urban Outfitters, Inc.	17,061	406,052	(452.8)
Valaris Ltd.	1,244	63,133	(70.4)
Varex Imaging Corp.	1,049	20,823	(23.2)
Vector Group Ltd.	7,540	95,909	(106.9)
Vectrus, Inc.	1,983	71,586	(79.8)
Veeco Instruments, Inc.	5,926	135,824	(151.4)
Veracyte, Inc.	3,058	62,597	(69.8)
Vericel Corp.	267	7,609	(8.5)
Veris Residential, Inc.	4,927	78,881	(88.0)
Veritex Holdings, Inc.	9,942	326,595	(364.2)

Security	Shares	Value	% of Basket Value

United States (continued)
Veritiv Corp.	458	$64,367	(71.8)%
Vertex Inc., Class A	8,250	117,397	(130.9)
Victory Capital Holdings Inc., Class A	27,596	744,816	(830.5)
Vishay Intertechnology, Inc.	20,848	388,398	(433.1)
Vista Outdoor, Inc.	300	10,569	(11.8)
Vital Farms, Inc.	373	4,289	(4.8)
Walker & Dunlop, Inc.	1,976	236,646	(263.9)
Warrior Met Coal, Inc.	5,738	195,494	(218.0)
Washington Federal, Inc.	6,683	203,364	(226.8)
Watts Water Technologies, Inc., Class A	779	99,291	(110.7)
WD-40 Co.	625	114,987	(128.2)
Werner Enterprises, Inc.	10,033	397,608	(443.3)
WesBanco, Inc.	1,140	36,754	(41.0)
Willdan Group, Inc.	484	13,010	(14.5)
Yext, Inc.	13,321	77,129	(86.0)
Y-mAbs Therapeutics, Inc.	8,888	74,659	(83.2)
ZimVie, Inc.	295	6,637	(7.4)
ZipRecruiter, Inc., Class A	3,796	85,448	(95.3)

		50,468,146

Preferred Stocks

Germany
Schaeffler AG, Preference Shares	7,794	41,856	(46.6)

Total Reference Entity — Long		105,426,455

Reference Entity — Short

Common Stocks

Australia
Bega Cheese Ltd.	(11,422)	(40,310)	44.9
Breville Group Ltd.	(630)	(10,441)	11.6
BWX Ltd.	(17,360)	(22,837)	25.5
Cromwell Property Group	(90,818)	(54,506)	60.8
GUD Holdings Ltd.	(1,835)	(16,647)	18.6
Integral Diagnostics Ltd.	(2,241)	(6,239)	7.0
IRESS Ltd.	(3,789)	(29,147)	32.5
OceanaGold Corp.	(10,532)	(26,235)	29.3
Sigma Healthcare Ltd.	(19,357)	(6,838)	7.6
SolGold PLC	(476,503)	(171,964)	191.7
Super Retail Group Ltd.	(4,511)	(33,377)	37.2
Tyro Payments Ltd.	(5,328)	(4,554)	5.1

		(423,095)

Austria
CA Immobilien Anlagen AG	(40,631)	(1,147,527)	1,279.5
FACC AG	(1,883)	(15,536)	17.3
Semperit AG Holding	(17,877)	(432,355)	482.1

		(1,595,418)

Belgium
Aedifica SA	(3,927)	(465,479)	519.0
Befimmo SA	(28,212)	(1,408,268)	1,570.3
bpost SA	(3,904)	(23,654)	26.4
Cofinimmo SA	(1,548)	(207,873)	231.8
Gimv NV	(5,153)	(295,695)	329.7
KBC Ancora	(2,137)	(86,460)	96.4
Ontex Group NV	(31,557)	(218,639)	243.8
Orange Belgium SA	(1,790)	(34,694)	38.7
X-Fab Silicon Foundries SE	(991)	(7,016)	7.8
Xior Student Housing NV	(1,597)	(85,306)	95.1

		(2,833,084)

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Bermuda
Enstar Group Ltd.	(105)	$(24,754)	27.6%

Canada
Absolute Software Corp.	(5,237)	(40,154)	44.8
AG Growth International, Inc.	(2,964)	(89,729)	100.1
Altus Group Ltd.	(1,261)	(47,224)	52.7
Artis Real Estate Investment Trust	(849)	(8,664)	9.7
ATS Automation Tooling Systems, Inc.	(2,963)	(86,469)	96.4
Birchcliff Energy Ltd.	(11,222)	(82,113)	91.6
Boyd Group Services, Inc.	(1,234)	(152,731)	170.3
Canaccord Genuity Group, Inc.	(857)	(7,538)	8.4
Canacol Energy Ltd.	(3,066)	(6,802)	7.6
Canfor Corp.	(21,670)	(412,939)	460.4
Cascades, Inc.	(11,557)	(113,622)	126.7
Choice Properties Real Estate Investment Trust	(2,246)	(26,540)	29.6
City Office REIT, Inc.	(738)	(10,952)	12.2
Cogeco Communications Inc.	(1,226)	(100,683)	112.3
Cogeco, Inc.	(3,701)	(220,392)	245.7
Converge Technology Solutions Corp.	(11,688)	(78,517)	87.6
Dream Office Real Estate Investment Trust	(715)	(14,471)	16.1
Dye & Durham Ltd.	(9,339)	(154,190)	171.9
ECN Capital Corp.	(8,263)	(37,435)	41.7
Enthusiast Gaming Holdings, Inc.	(48,808)	(94,223)	105.1
Exchange Income Corp.	(7,877)	(254,156)	283.4
Extendicare, Inc.	(125,854)	(712,224)	794.1
Fiera Capital Corp.	(2,608)	(19,916)	22.2
GDI Integrated Facility Services, Inc.	(1,835)	(61,907)	69.0
HLS Therapeutics, Inc.	(30,956)	(330,127)	368.1
Hut 8 Mining Corp.	(46,669)	(166,383)	185.5
Interfor Corp.	(7,756)	(221,091)	246.5
Largo, Inc.	(5,958)	(49,810)	55.5
Lassonde Industries, Inc., Class A	(1,828)	(195,600)	218.1
LifeWorks, Inc.	(7,092)	(104,339)	116.3
Linamar Corp.	(309)	(12,238)	13.6
Maple Leaf Foods, Inc.	(1,879)	(41,379)	46.1
Martinrea International, Inc.	(17,595)	(105,051)	117.1
MDA Ltd.	(6,745)	(46,414)	51.8
Meta Materials, Inc.	(14,468)	(17,362)	19.4
MTY Food Group, Inc.	(8,037)	(324,883)	362.3
Mullen Group Ltd.	(5,144)	(49,212)	54.9
Neighbourly Pharmacy, Inc.	(1,047)	(19,764)	22.0
North West Co., Inc.	(22,340)	(623,082)	694.8
Orla Mining Ltd.	(6,855)	(29,082)	32.4
Peyto Exploration & Development Corp.	(3,557)	(36,244)	40.4
Sleep Country Canada Holdings, Inc.	(11,931)	(231,812)	258.5
Stella-Jones, Inc.	(2,022)	(55,876)	62.3
Superior Plus Corp.	(15,964)	(140,795)	157.0
Timbercreek Financial Corp.	(32,822)	(232,755)	259.5
TransAlta Renewables, Inc.	(10,779)	(149,521)	166.7
Winpak Ltd.	(7,123)	(235,594)	262.7
Xenon Pharmaceuticals, Inc.	(1,992)	(56,314)	62.8

		(6,308,319)

Cayman Islands
Theravance Biopharma, Inc.	(3,045)	(29,384)	32.8

Costa Rica
Establishment Labs Holdings, Inc.	(157)	(11,109)	12.4

Denmark
Chemometec A/S	(540)	(61,043)	68.1
Dfds A/S	(3,779)	(146,348)	163.2

Security	Shares	Value	% of Basket Value

Denmark (continued)
Matas A/S	(3,406)	$(47,410)	52.9%
Netcompany Group A/S	(3,506)	(194,976)	217.4
Ringkjoebing Landbobank A/S	(7,504)	(920,202)	1,026.0
Scandinavian Tobacco Group A/S	(4,851)	(101,123)	112.7
Sydbank A/S	(3,955)	(135,945)	151.6
Topdanmark A/S	(1,243)	(69,949)	78.0
Zealand Pharma A/S	(7,679)	(86,581)	96.5

		(1,763,577)

Finland
Aktia Bank OYJ	(12,553)	(127,284)	141.9
Kamux Corp.	(2,359)	(23,873)	26.6
Kemira OYJ	(4,864)	(63,802)	71.1
Metsa Board OYJ, Class B	(37,344)	(402,449)	448.8
Remedy Entertainment OYJ	(477)	(15,702)	17.5
Sanoma OYJ	(31,584)	(398,970)	444.9

		(1,032,080)

France
ABC arbitrage	(792)	(6,099)	6.8
Altarea SCA	(370)	(56,631)	63.1
Aramis Group SAS	(15,529)	(90,427)	100.8
Cellectis SA	(3,488)	(12,379)	13.8
Derichebourg SA	(19,111)	(172,464)	192.3
Eutelsat Communications SA	(1,365)	(15,170)	16.9
Maisons du Monde SA	(12,818)	(218,608)	243.8
McPhy Energy SA	(341)	(6,229)	6.9
Mercialys SA	(9,630)	(92,996)	103.7
Metropole Television SA	(4,164)	(77,272)	86.2
Sopra Steria Group SACA	(144)	(25,521)	28.5
SPIE SA	(509)	(11,980)	13.4
Trigano SA	(1,256)	(161,825)	180.4
Verallia SA	(1,465)	(40,272)	44.9
Voltalia SA	(10,930)	(230,855)	257.4

		(1,218,728)

Germany
Aareal Bank AG	(1,894)	(64,536)	72.0
AURELIUS Equity Opportunities SE & Co. KGaA	(296)	(7,886)	8.8
BayWa AG	(2,772)	(132,191)	147.4
CECONOMY AG	(29,902)	(102,449)	114.2
Hamborner REIT AG	(20,991)	(195,915)	218.4
Heidelberger Druckmaschinen AG	(2,439)	(5,389)	6.0
Home24 SE	(14,811)	(86,765)	96.7
Hornbach Holding AG & Co. KGaA	(1,924)	(230,310)	256.8
Indus Holding AG	(3,985)	(113,365)	126.4
Instone Real Estate Group AG	(6,667)	(102,352)	114.1
New Work SE	(55)	(9,399)	10.5
PATRIZIA AG	(1,750)	(30,018)	33.5
PNE AG	(311)	(3,950)	4.4
Secunet Security Networks AG	(102)	(43,185)	48.2
SGL Carbon SE	(21,101)	(115,858)	129.2
Takkt AG	(6,795)	(109,783)	122.4
Westwing Group AG	(10,351)	(117,715)	131.3
Zeal Network SE	(1,283)	(49,944)	55.7

		(1,521,010)

Hong Kong
Hongkong & Shanghai Hotels Ltd.	(40,500)	(40,206)	44.8

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Prosperity REIT	(223,000)	$(76,446)	85.3%
SUNeVision Holdings Ltd.	(1,000)	(831)	0.9

		(117,483)

Ireland
C&C Group PLC	(34,085)	(88,978)	99.2
Cairn Homes PLC	(119,996)	(144,697)	161.4
COSMO Pharmaceuticals NV	(1,263)	(72,231)	80.5
Glenveagh Properties PLC	(19,812)	(23,908)	26.7
Hibernia REIT PLC	(59,909)	(102,512)	114.3

		(432,326)

Israel
Cellcom Israel Ltd.	(26,889)	(155,983)	173.9
Doral Group Renewable Energy Resources Ltd.	(104,434)	(400,830)	446.9
Gilat Satellite Networks Ltd.	(8,726)	(63,801)	71.2
JFrog Ltd.	(519)	(10,832)	12.1
Nano Dimension Ltd., ADR	(109,265)	(310,313)	346.0
Naphtha Israel Petroleum Corp. Ltd.	(29,630)	(235,440)	262.5
NEOGAMES SA	(8,088)	(105,710)	117.9
Perion Network Ltd.	(8,037)	(171,840)	191.6
Plus500 Ltd.	(18,389)	(358,087)	399.3
Riskified Ltd., Class A	(28,380)	(148,427)	165.5

		(1,961,263)

Italy
Anima Holding SpA	(2,145)	(10,452)	11.7
Banca Popolare di Sondrio SCPA	(91,887)	(364,924)	406.9
Credito Emiliano SpA	(73,839)	(451,093)	503.0
Digital Bros SpA	(2,585)	(65,663)	73.2
doValue SpA	(49,661)	(422,256)	470.8
Enav SpA	(34,127)	(157,546)	175.7
Fila SpA	(2,179)	(21,673)	24.2
Freni Brembo SpA	(7,800)	(78,068)	87.0
Gruppo MutuiOnline SpA	(3,732)	(114,283)	127.4
GVS SpA	(39,565)	(329,544)	367.4
Illimity Bank SpA	(602)	(7,881)	8.8
RAI Way SpA	(34,301)	(201,670)	224.9
Zignago Vetro SpA	(171)	(2,097)	2.3

		(2,227,150)

Japan
ADEKA Corp.	(47,200)	(905,210)	1,009.3
Aeon Hokkaido Corp.	(31,700)	(254,157)	283.4
Aichi Corp.	(14,300)	(99,506)	111.0
Aiful Corp.	(79,100)	(225,460)	251.4
Airtrip Corp.	(25,200)	(614,151)	684.8
Alpen Co. Ltd.	(17,300)	(262,234)	292.4
Alpha Systems, Inc.	(1,200)	(35,475)	39.6
Arcland Sakamoto Co. Ltd.	(1,800)	(21,546)	24.0
Atom Corp.	(23,900)	(136,191)	151.9
Autobacs Seven Co. Ltd.	(5,200)	(54,751)	61.0
Awa Bank Ltd.	(11,600)	(191,462)	213.5
Axial Retailing, Inc.	(500)	(13,094)	14.6
BML, Inc.	(38,700)	(995,967)	1,110.5
Bunka Shutter Co. Ltd.	(2,400)	(18,037)	20.1
Bushiroad, Inc.	(15,400)	(181,436)	202.3
CellSource Co. Ltd.	(7,500)	(217,007)	242.0
Central Glass Co. Ltd.	(3,100)	(57,083)	63.6
Chiyoda Corp.	(45,600)	(150,770)	168.1
Citizen Watch Co. Ltd.	(2,000)	(7,548)	8.4
Comforia Residential REIT, Inc.	(4)	(9,967)	11.1

Security	Shares	Value	% of Basket Value

Japan (continued)
Daiichi Jitsugyo Co. Ltd.	(11,300)	$(328,114)	365.9%
Daishi Hokuetsu Financial Group, Inc.	(21,600)	(417,795)	465.9
Daiwabo Holdings Co. Ltd.	(13,400)	(173,393)	193.3
Demae-Can Co. Ltd.	(29,600)	(121,823)	135.8
Digital Garage, Inc.	(600)	(19,857)	22.1
DTS Corp.	(1,700)	(37,300)	41.6
Duskin Co. Ltd.	(11,000)	(234,648)	261.6
EM Systems Co. Ltd.	(37,100)	(263,763)	294.1
eRex Co. Ltd.	(7,700)	(116,552)	130.0
ESPEC Corp.	(2,000)	(26,553)	29.6
Exedy Corp.	(10,100)	(120,272)	134.1
Financial Products Group Co. Ltd.	(2,700)	(16,523)	18.4
Fuji Soft, Inc.	(1,200)	(63,957)	71.3
Fujikura Ltd.	(45,400)	(214,764)	239.5
Fukushima Galilei Co. Ltd.	(6,100)	(176,675)	197.0
Geo Holdings Corp.	(700)	(6,788)	7.6
GLOBERIDE, Inc.	(17,500)	(353,115)	393.7
GMO Financial Gate, Inc.	(1,400)	(137,322)	153.1
GNI Group Ltd.	(3,500)	(30,706)	34.2
G-Tekt Corp.	(1,600)	(15,400)	17.2
H2O Retailing Corp.	(1,900)	(12,428)	13.9
Hankyu Hanshin REIT, Inc.	(244)	(277,285)	309.2
HEALIOS KK	(7,100)	(40,380)	45.0
Hennge KK	(1,100)	(8,631)	9.6
Hiday Hidaka Corp.	(4,100)	(58,667)	65.4
Hirata Corp.	(1,800)	(66,140)	73.7
Hitachi Zosen Corp.	(2,900)	(15,649)	17.5
Hogy Medical Co. Ltd.	(1,200)	(29,968)	33.4
Hokkaido Electric Power Co., Inc.	(3,800)	(14,106)	15.7
Hokkoku Financial Holdings, Inc.	(1,700)	(49,041)	54.7
Hokuetsu Corp.	(115,700)	(592,734)	660.9
Hokuhoku Financial Group, Inc.	(14,500)	(98,120)	109.4
Hokuriku Electric Power Co.	(34,600)	(137,257)	153.0
Hokuto Corp.	(4,400)	(69,110)	77.1
Hosiden Corp.	(1,600)	(15,258)	17.0
Hosokawa Micron Corp.	(2,900)	(54,978)	61.3
Hyakugo Bank Ltd.	(146,200)	(386,925)	431.4
Ichibanya Co. Ltd.	(3,800)	(141,195)	157.4
Ichigo, Inc.	(128,800)	(288,837)	322.1
Idec Corp.	(6,300)	(111,202)	124.0
Inaba Denki Sangyo Co. Ltd.	(3,300)	(64,721)	72.2
Inabata & Co. Ltd.	(3,800)	(62,182)	69.3
Invincible Investment Corp.	(332)	(108,257)	120.7
Itochu-Shokuhin Co. Ltd.	(2,800)	(106,910)	119.2
Jaccs Co. Ltd.	(21,400)	(541,160)	603.4
Japan Material Co. Ltd.	(2,000)	(30,216)	33.7
Japan Petroleum Exploration Co. Ltd.	(600)	(11,960)	13.3
JM Holdings Co. Ltd.	(1,100)	(13,765)	15.3
Joyful Honda Co. Ltd.	(2,000)	(23,986)	26.7
Kameda Seika Co. Ltd.	(13,400)	(436,149)	486.3
Kanematsu Electronics Ltd.	(5,400)	(161,356)	179.9
Kanto Denka Kogyo Co. Ltd.	(27,700)	(208,974)	233.0
Kappa Create Co. Ltd.	(21,100)	(217,651)	242.7
Katakura Industries Co. Ltd.	(9,100)	(176,675)	197.0
Keiyo Bank Ltd.	(28,800)	(109,753)	122.4
Keiyo Co. Ltd.	(96,100)	(678,250)	756.3
KFC Holdings Japan Ltd.	(19,300)	(422,904)	471.5
Kintetsu World Express, Inc.	(7,100)	(169,140)	188.6
Kisoji Co. Ltd.	(11,900)	(189,342)	211.1
Kissei Pharmaceutical Co. Ltd.	(500)	(9,894)	11.0
Ki-Star Real Estate Co. Ltd.	(3,900)	(160,869)	179.4

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Kitanotatsujin Corp.	(43,200)	$(56,848)	63.4%
Kiyo Bank Ltd.	(30,300)	(332,354)	370.6
Koa Corp.	(8,800)	(102,567)	114.4
Kohnan Shoji Co. Ltd.	(2,600)	(75,297)	84.0
Koshidaka Holdings Co. Ltd.	(1,200)	(7,161)	8.0
Kureha Corp.	(5,400)	(405,705)	452.4
KYB Corp.	(12,600)	(285,201)	318.0
KYORIN Holdings, Inc.	(39,100)	(568,607)	634.0
Leopalace21 Corp.	(276,000)	(415,159)	462.9
Maruha Nichiro Corp.	(10,600)	(195,083)	217.5
Maruwa Co. Ltd/Aichi	(200)	(23,319)	26.0
Matsuya Co. Ltd.	(77,500)	(425,122)	474.0
Matsuyafoods Holdings Co. Ltd.	(10,000)	(291,941)	325.5
MCJ Co. Ltd.	(3,100)	(20,276)	22.6
Medley, Inc.	(24,200)	(446,970)	498.4
MedPeer, Inc.	(6,000)	(137,342)	153.1
Meidensha Corp.	(400)	(7,244)	8.1
Meiko Electronics Co. Ltd.	(1,400)	(37,024)	41.3
Meitec Corp.	(3,100)	(164,548)	183.5
Mie Kotsu Group Holdings, Inc.	(47,000)	(166,210)	185.3
Mitani Sekisan Co. Ltd.	(2,400)	(95,651)	106.7
Mitsubishi Shokuhin Co. Ltd.	(300)	(7,436)	8.3
Mitsuuroko Group Holdings Co. Ltd.	(2,100)	(16,242)	18.1
Mochida Pharmaceutical Co. Ltd.	(2,400)	(68,362)	76.2
Modec, Inc.	(14,800)	(138,767)	154.7
MOS Food Services, Inc.	(3,400)	(77,908)	86.9
Musashi Seimitsu Industry Co. Ltd.	(21,600)	(219,511)	244.8
Musashino Bank Ltd.	(9,300)	(127,208)	141.8
Nanto Bank Ltd.	(7,600)	(118,906)	132.6
Nichiden Corp.	(8,300)	(138,294)	154.2
Nihon Chouzai Co. Ltd.	(3,100)	(30,159)	33.6
Nippon Carbon Co. Ltd.	(8,800)	(282,714)	315.2
Nippon Kanzai Co. Ltd.	(2,500)	(53,720)	59.9
Nippon Light Metal Holdings Co. Ltd.	(1,000)	(12,812)	14.3
Nippon Road Co. Ltd.	(1,500)	(83,619)	93.2
Nippon Sheet Glass Co. Ltd.	(61,900)	(187,203)	208.7
Nippon Steel Trading Corp.	(200)	(8,139)	9.1
Nishimatsuya Chain Co. Ltd.	(6,500)	(79,776)	89.0
Nissei ASB Machine Co. Ltd.	(600)	(13,682)	15.3
Nisshinbo Holdings, Inc.	(14,100)	(105,497)	117.6
Nissin Electric Co. Ltd.	(16,700)	(178,067)	198.6
Noritake Co. Ltd/Nagoya Japan	(200)	(6,351)	7.1
Noritz Corp.	(1,400)	(16,213)	18.1
North Pacific Bank Ltd.	(13,700)	(25,977)	29.0
NTT UD REIT Investment Corp.	(27)	(31,187)	34.8
Ogaki Kyoritsu Bank Ltd.	(21,300)	(312,178)	348.1
Ohsho Food Service Corp.	(1,900)	(89,216)	99.5
Oisix ra daichi, Inc.	(3,500)	(71,925)	80.2
Open Door, Inc.	(500)	(7,224)	8.1
Organo Corp.	(100)	(6,862)	7.7
PAL GROUP Holdings Co. Ltd.	(1,400)	(15,624)	17.4
Pasona Group, Inc.	(4,300)	(68,180)	76.0
Pilot Corp.	(13,700)	(556,616)	620.6
Piolax, Inc.	(9,300)	(108,498)	121.0
Plaid, Inc.	(27,500)	(246,321)	274.7
Plenus Co. Ltd.	(10,900)	(160,109)	178.5
Pressance Corp.	(24,800)	(297,718)	332.0
Qol Holdings Co. Ltd.	(29,200)	(245,782)	274.1
Raito Kogyo Co. Ltd.	(400)	(5,972)	6.7
Riken Keiki Co. Ltd.	(7,300)	(229,777)	256.2
Riken Vitamin Co. Ltd.	(1,000)	(13,145)	14.7

Security	Shares	Value	% of Basket Value

Japan (continued)
Ringer Hut Co. Ltd.	(4,000)	$(69,191)	77.2%
Riso Kagaku Corp.	(7,400)	(138,949)	154.9
Roland Corp.	(2,400)	(82,824)	92.4
RS Technologies Co. Ltd.	(5,000)	(230,235)	256.7
Saibu Gas Co. Ltd.	(17,700)	(290,509)	323.9
Sakata Seed Corp.	(1,100)	(37,039)	41.3
SanBio Co. Ltd.	(13,700)	(116,533)	129.9
San-In Godo Bank Ltd.	(2,400)	(11,915)	13.3
Sanki Engineering Co. Ltd.	(2,100)	(23,788)	26.5
Septeni Holdings Co. Ltd.	(36,800)	(186,283)	207.7
Shiga Bank Ltd.	(12,900)	(242,578)	270.5
Shima Seiki Manufacturing Ltd.	(9,600)	(136,968)	152.7
Shinmaywa Industries Ltd.	(900)	(6,313)	7.0
Showa Sangyo Co. Ltd.	(800)	(16,183)	18.0
Sinko Industries Ltd.	(6,600)	(82,954)	92.5
SRE Holdings Corp.	(5,000)	(103,146)	115.0
Starts Proceed Investment Corp.	(76)	(136,154)	151.8
Tadano Ltd.	(43,400)	(308,304)	343.8
Taiyo Holdings Co. Ltd.	(4,700)	(112,129)	125.0
Takasago International Corp.	(6,900)	(139,150)	155.2
Taki Chemical Co. Ltd.	(2,300)	(90,783)	101.2
Tama Home Co. Ltd.	(27,200)	(530,767)	591.8
TechMatrix Corp.	(5,800)	(89,492)	99.8
Tenma Corp.	(1,500)	(25,532)	28.5
TKC Corp.	(600)	(15,760)	17.6
TOC Co. Ltd.	(9,100)	(46,871)	52.3
Tocalo Co. Ltd.	(7,800)	(77,881)	86.8
Toei Co. Ltd.	(3,700)	(490,745)	547.2
Toho Holdings Co. Ltd.	(2,500)	(40,582)	45.3
Toho Titanium Co. Ltd.	(2,800)	(31,999)	35.7
TOKAI Holdings Corp.	(16,400)	(110,234)	122.9
Tokyo Seimitsu Co. Ltd.	(3,600)	(123,843)	138.1
Tokyu Construction Co. Ltd.	(2,400)	(11,130)	12.4
TOMONY Holdings, Inc.	(106,100)	(268,353)	299.2
Tomy Co. Ltd.	(44,000)	(417,453)	465.5
Toyo Tanso Co. Ltd.	(7,400)	(160,799)	179.3
Transcosmos, Inc.	(3,400)	(80,160)	89.4
TRE Holdings Corp.	(2,900)	(46,397)	51.7
Tsugami Corp.	(20,400)	(189,974)	211.8
Uchida Yoko Co. Ltd.	(1,700)	(64,157)	71.5
Universal Entertainment Corp.	(1,600)	(28,628)	31.9
Uzabase Inc.	(6,800)	(39,576)	44.1
Visional, Inc.	(2,100)	(115,567)	128.9
VT Holdings Co. Ltd.	(16,800)	(59,473)	66.3
WealthNavi, Inc.	(5,000)	(65,032)	72.5
West Holdings Corp.	(600)	(23,667)	26.4
World Holdings Co. Ltd.	(4,500)	(84,732)	94.5
Xebio Holdings Co. Ltd.	(4,700)	(33,196)	37.0
Yodogawa Steel Works Ltd.	(2,900)	(54,893)	61.2
Yokowo Co. Ltd.	(29,600)	(580,864)	647.7
Yoshinoya Holdings Co. Ltd.	(6,000)	(109,161)	121.7

		(28,999,769)

Jersey
Breedon Group PLC	(19,083)	(19,005)	21.2
JTC PLC	(1,636)	(15,886)	17.7

		(34,891)

Luxembourg
Global Fashion Group SA	(3,405)	(6,484)	7.2

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Malta
Kindred Group PLC	(50,011)	$(438,466)	488.9%

Netherlands
Boskalis Westminster	(10,169)	(353,173)	393.8
CM.com NV	(437)	(7,263)	8.1
Corbion NV	(194)	(6,726)	7.5
Core Laboratories NV	(2,035)	(52,910)	59.0
Eurocommercial Properties NV	(2,255)	(54,562)	60.8
NSI NV	(2,579)	(101,211)	112.9
SIF Holding NV	(672)	(7,649)	8.5
Van Lanschot Kempen NV	(754)	(19,635)	21.9
Vastned Retail NV	(61)	(1,557)	1.7

		(604,686)

New Zealand
Synlait Milk Ltd.	(84,534)	(192,650)	214.8

Norway
Aker Carbon Capture ASA	(26,323)	(53,179)	59.3
Aker Solutions ASA	(57,347)	(198,154)	220.9
Bonheur ASA	(5,331)	(198,243)	221.0
Fjordkraft Holding ASA	(2,368)	(5,344)	6.0
FREYR Battery SA	(15,321)	(137,583)	153.4
Hexagon Composites ASA	(4,958)	(19,598)	21.9
Hexagon Purus Holding	(54,964)	(208,021)	232.0
Pexip Holding ASA	(16,292)	(35,730)	39.8
Quantafuel ASA	(50,048)	(82,684)	92.2
SpareBank 1 SR-Bank ASA	(24,359)	(310,181)	345.9
TGS NOPEC Geophysical Co. ASA	(1,178)	(18,173)	20.3
Wallenius Wilhelmsen ASA	(8,951)	(56,183)	62.6

		(1,323,073)

Peru
Hochschild Mining PLC	(71,800)	(105,472)	117.6

Portugal
NOS SGPS SA	(15,247)	(64,477)	71.9
REN - Redes Energeticas Nacionais SGPS SA	(111,361)	(339,518)	378.6

		(403,995)

Puerto Rico
EVERTEC, Inc.	(4,641)	(182,855)	203.9
First BanCorp, Puerto Rico	(12,177)	(165,729)	184.8

		(348,584)

Singapore
BW Energy Ltd.	(32,707)	(95,202)	106.1
Kulicke & Soffa Industries, Inc.	(5,954)	(276,325)	308.1
OUE Ltd.	(10,500)	(10,326)	11.5
Razer, Inc.	(319,000)	(115,336)	128.6
Yanlord Land Group Ltd.	(1,600)	(1,402)	1.6

		(498,591)

South Africa
Mediclinic International PLC	(71,744)	(332,601)	370.9

South Sandwich Islands
Burford Capital Ltd.	(82,995)	(709,661)	791.3

Spain
Applus Services SA	(8,343)	(65,307)	72.8
Cia de Distribucion Integral Logista Holdings SA	(487)	(8,973)	10.0
CIE Automotive SA	(4,265)	(92,985)	103.7
Construcciones y Auxiliar de Ferrocarriles SA	(7,883)	(241,694)	269.5
Corp. Financiera Alba SA	(1,231)	(72,745)	81.1

Security	Shares	Value	% of Basket Value

Spain (continued)
Ebro Foods SA	(1,646)	$(29,594)	33.0%
Global Dominion Access SA	(16,299)	(67,393)	75.1
Grupo Catalana Occidente SA	(2)	(58)	0.1
Metrovacesa SA	(338)	(2,710)	3.0
Soltec Power Holdings SA	(48,956)	(209,186)	233.3

		(790,645)

Sweden
BHG Group AB	(50,538)	(347,970)	388.0
BICO Group AB	(6,095)	(61,123)	68.2
Boozt AB	(41,127)	(431,852)	481.5
Bure Equity AB	(696)	(16,413)	18.3
Cint Group AB	(17,842)	(145,922)	162.7
Desenio Group AB	(57,696)	(32,112)	35.8
Duni AB	(7,137)	(65,341)	72.9
Electrolux Professional AB, Class B	(5,817)	(32,605)	36.4
Granges AB	(34,063)	(279,755)	311.9
Hexpol AB	(5,123)	(43,987)	49.1
Intrum AB	(3,890)	(94,033)	104.9
Karo Pharma AB	(10,530)	(60,588)	67.6
MIPS AB	(190)	(13,494)	15.0
Munters Group AB	(12,403)	(74,096)	82.6
NCC AB, B Shares	(1,724)	(21,361)	23.8
New Wave Group AB, B Shares	(461)	(8,103)	9.0
Nordic Entertainment Group AB, Class B	(314)	(10,311)	11.5
Pandox AB	(587)	(8,178)	9.1
Paradox Interactive AB	(5,263)	(87,794)	97.9
Ratos AB, B Shares	(1,396)	(7,211)	8.0
Samhallsbyggnadsbolaget i Norden AB	(16,722)	(43,867)	48.9
SSAB AB, B Shares	(2,450)	(14,408)	16.1
Tobii Dynavox AB	(14,139)	(36,610)	40.8
Vimian Group AB	(827)	(5,133)	5.7
Wallenstam AB, B Shares	(2,752)	(30,428)	33.9
Wihlborgs Fastigheter AB	(6,367)	(110,389)	123.1
Xvivo Perfusion AB	(393)	(8,472)	9.4

		(2,091,556)

Switzerland
Bobst Group SA	(330)	(27,835)	31.0
Burckhardt Compression Holding AG	(26)	(13,264)	14.8
Cembra Money Bank AG	(3,303)	(238,328)	265.7
dormakaba Holding AG	(16)	(7,426)	8.3
EFG International AG	(866)	(6,528)	7.3
Forbo Holding AG	(217)	(317,662)	354.2
Galenica AG	(8,302)	(611,338)	681.7
Interroll Holding AG	(6)	(18,188)	20.3
Komax Holding AG	(23)	(6,042)	6.7
Leonteq AG	(158)	(10,749)	12.0
Medmix AG	(194)	(6,515)	7.3
Meyer Burger Technology AG	(1,175,921)	(557,195)	621.3
Mobilezone Holding AG	(5,475)	(88,652)	98.8
Mobimo Holding AG	(294)	(84,082)	93.7
Montana Aerospace AG	(1,630)	(24,850)	27.7
OC Oerlikon Corp. AG	(1,202)	(8,571)	9.6
Peach Property Group AG	(109)	(5,611)	6.2
PolyPeptide Group AG	(470)	(41,130)	45.9
Rieter Holding AG	(50)	(6,797)	7.6
SFS Group AG	(678)	(84,908)	94.7
Siegfried Holding AG	(11)	(7,974)	8.9
St Galler Kantonalbank AG	(519)	(250,289)	279.1

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Zehnder Group AG	(1,324)	$(103,531)	115.4%
Zur Rose Group AG	(299)	(36,697)	40.9

		(2,564,162)

United Kingdom
Abcam PLC	(8,045)	(124,836)	139.2
AO World PLC	(160,948)	(150,971)	168.3
Assura PLC	(252,541)	(209,271)	233.3
Auction Technology Group PLC	(11,548)	(127,079)	141.7
Biffa PLC	(33,435)	(145,016)	161.7
Bridgepoint Group PLC	(99,237)	(382,094)	426.0
Central Asia Metals PLC	(1,933)	(6,477)	7.2
Ceres Power Holdings PLC	(843)	(7,692)	8.6
Clipper Logistics PLC	(3,612)	(39,060)	43.6
Close Brothers Group PLC	(1,252)	(17,360)	19.4
CMC Markets PLC	(37,448)	(136,558)	152.3
ContourGlobal PLC	(35,360)	(84,987)	94.8
Countryside Properties PLC	(43,127)	(134,655)	150.1
Crest Nicholson Holdings PLC	(5,702)	(17,941)	20.0
Elementis PLC	(83,065)	(126,175)	140.7
Empiric Student Property PLC	(66,480)	(76,072)	84.8
Essentra PLC	(52,475)	(205,647)	229.3
Eurasia Mining PLC	(1,855,752)	(189,015)	210.8
Frasers Group PLC	(31,508)	(267,609)	298.4
Frontier Developments PLC	(542)	(8,751)	9.8
Funding Circle Holdings PLC	(7,094)	(6,512)	7.3
Greatland Gold PLC	(2,934,693)	(489,897)	546.2
Halfords Group PLC	(107,358)	(305,634)	340.8
Hays PLC	(66,339)	(101,886)	113.6
Ibstock PLC	(13,189)	(31,135)	34.7
Ideagen PLC	(8,791)	(25,977)	29.0
IG Design Group PLC	(63,207)	(53,887)	60.1
Inchcape PLC	(14,929)	(133,580)	148.9
Indivior PLC	(5,264)	(20,731)	23.1
IP Group PLC	(118,320)	(122,006)	136.0
IQE PLC	(67,618)	(25,550)	28.5
Jupiter Fund Management PLC	(23,762)	(53,038)	59.1
Just Group PLC	(126,320)	(133,444)	148.8
Kape Technologies PLC	(21,565)	(92,725)	103.4
Keller Group PLC	(15,208)	(160,262)	178.7
Kier Group PLC	(4,191)	(4,179)	4.7
Liontrust Asset Management PLC	(4,882)	(70,855)	79.0
Mitie Group PLC	(361,656)	(243,808)	271.8
Moneysupermarket.com Group PLC	(52,470)	(114,944)	128.2
Morgan Sindall Group PLC	(1,000)	(26,962)	30.1
Naked Wines PLC	(7,756)	(35,102)	39.1
NCC Group PLC	(19,427)	(44,704)	49.8
OSB Group PLC	(14,072)	(98,229)	109.5
Oxford Biomedica PLC	(45,128)	(323,453)	360.7
Petrofac Ltd.	(43,410)	(73,178)	81.6
Polar Capital Holdings PLC	(4,791)	(33,393)	37.2
Primary Health Properties PLC	(50,602)	(91,767)	102.3
Provident Financial PLC	(11,202)	(35,854)	40.0
QinetiQ Group PLC	(6,744)	(28,612)	31.9
Rank Group PLC	(73,882)	(100,335)	111.9
Rathbone Brothers PLC	(366)	(9,665)	10.8
Reach PLC	(46,045)	(94,144)	105.0
Redde Northgate PLC	(28,947)	(143,197)	159.7
Renewi PLC	(41,666)	(361,511)	403.1
Rotork PLC	(26,146)	(95,394)	106.4
Sabre Insurance Group PLC	(16,154)	(42,657)	47.6
Savills PLC	(7,822)	(105,226)	117.3

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Serco Group PLC	(20,155)	$(38,115)	42.5%
Shaftesbury PLC	(53,773)	(402,681)	449.0
Target Healthcare REIT PLC	(12,295)	(17,160)	19.1
Telecom Plus PLC	(548)	(11,305)	12.6
TI Fluid Systems PLC	(75,444)	(153,317)	170.9
TP ICAP Group PLC	(37,586)	(62,292)	69.5
Trainline PLC	(28,341)	(101,068)	112.7
Trustpilot Group PLC	(27,177)	(35,200)	39.2
Tullow Oil PLC	(98,015)	(68,250)	76.1
Tyman PLC	(36,905)	(126,761)	141.3
Victoria PLC	(18,039)	(144,652)	161.3
Victorian Plumbing Group PLC	(78,103)	(58,926)	65.7
Vistry Group PLC	(3,765)	(39,281)	43.8
Volex PLC	(2,684)	(8,696)	9.7
Volution Group PLC	(12,060)	(61,429)	68.5
Yellow Cake PLC	(10,861)	(53,306)	59.4

		(7,773,138)

United States
4D Molecular Therapeutics, Inc.	(1,349)	(16,067)	17.9
AAON, Inc.	(854)	(41,624)	46.4
Abercrombie & Fitch Co., Class A	(1,095)	(37,865)	42.2
Aclaris Therapeutics, Inc.	(1,649)	(20,316)	22.7
Acushnet Holdings Corp.	(231)	(9,411)	10.5
Adtalem Global Education, Inc.	(379)	(11,108)	12.4
AdvanSix, Inc.	(158)	(7,037)	7.8
Aeva Technologies, Inc.	(57,379)	(188,203)	209.9
Agenus, Inc.	(11,685)	(21,617)	24.1
Agiliti, Inc.	(3,182)	(62,813)	70.0
Agilysys, Inc.	(1,020)	(37,546)	41.9
Agios Pharmaceuticals, Inc.	(456)	(10,018)	11.2
Alaunos Therapeutics, Inc.	(3,584)	(1,905)	2.1
Albany International Corp., Class A	(412)	(32,227)	35.9
Albireo Pharma, Inc.	(1,608)	(51,167)	57.1
Alexander’s, Inc.	(1,006)	(249,659)	278.4
Alkami Technology, Inc.	(6,045)	(79,190)	88.3
Allegheny Technologies, Inc.	(776)	(21,092)	23.5
Allscripts Healthcare Solutions, Inc.	(13,391)	(276,658)	308.5
Alpha & Omega Semiconductor Ltd.	(212)	(9,095)	10.1
ALX Oncology Holdings, Inc.	(649)	(8,294)	9.2
Ambac Financial Group, Inc.	(34,858)	(269,452)	300.4
Amerant Bancorp, Inc.	(358)	(9,519)	10.6
AMMO, Inc.	(93,363)	(378,120)	421.6
Andersons, Inc.	(229)	(11,503)	12.8
API Group Corp.	(5,962)	(110,655)	123.4
Apollo Commercial Real Estate Finance, Inc.	(3,586)	(43,175)	48.1
Apollo Medical Holdings, Inc.	(498)	(18,167)	20.3
Apple Hospitality REIT, Inc.	(7,779)	(137,611)	153.4
ArcBest Corp.	(181)	(13,061)	14.6
Arcturus Therapeutics Holdings, Inc.	(291)	(5,640)	6.3
Arcus Biosciences, Inc.	(6,109)	(147,899)	164.9
Arcutis Biotherapeutics, Inc.	(310)	(6,259)	7.0
Array Technologies, Inc.	(1,377)	(8,992)	10.0
Atea Pharmaceuticals, Inc.	(2,091)	(12,274)	13.7
Atlantic Sapphire ASA	(6,501)	(18,097)	20.2
Atlantic Union Bankshares Corp.	(689)	(23,274)	26.0
Avid Technology, Inc.	(369)	(11,701)	13.0
Avista Corp.	(4,202)	(170,475)	190.1
B. Riley Financial, Inc.	(1,824)	(82,372)	91.8
Balchem Corp.	(297)	(36,590)	40.8
BancFirst Corp.	(3,964)	(324,057)	361.3
BankUnited, Inc.	(544)	(20,422)	22.8

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Banner Corp.	(9,243)	$(496,349)	553.4%
BARK, Inc.	(14,017)	(43,313)	48.3
Barnes Group, Inc.	(2,096)	(70,384)	78.5
Beachbody Co., Inc.	(3,783)	(6,204)	6.9
Beacon Roofing Supply, Inc.	(3,456)	(206,081)	229.8
Bed Bath & Beyond, Inc.	(8,011)	(109,030)	121.6
Belden, Inc.	(2,154)	(111,211)	124.0
BellRing Brands, Inc.	(3,372)	(72,262)	80.6
Berkshire Grey, Inc.	(9,856)	(23,950)	26.7
Berkshire Hills Bancorp, Inc.	(808)	(19,990)	22.3
BigCommerce Holdings, Inc.	(5,726)	(102,324)	114.1
BioCryst Pharmaceuticals, Inc.	(2,041)	(18,961)	21.1
Bionano Genomics, Inc.	(87,866)	(143,222)	159.7
Bioxcel Therapeutics, Inc.	(3,076)	(40,326)	45.0
Bluebird Bio, Inc.	(8,296)	(30,114)	33.6
Boise Cascade Co.	(986)	(74,522)	83.1
BOK Financial Corp.	(187)	(15,508)	17.3
Brady Corp., Class A	(2,430)	(108,743)	121.3
Brandywine Realty Trust	(519)	(6,057)	6.8
Brightcove, Inc.	(12,292)	(86,659)	96.6
Brinker International, Inc.	(2,837)	(103,068)	114.9
Brink’s Co.	(364)	(21,458)	23.9
Broadmark Realty Capital, Inc.	(30,473)	(237,994)	265.4
Broadstone Net Lease, Inc.	(21,599)	(446,883)	498.3
BRP Group, Inc., Class A	(1,657)	(38,310)	42.7
Buckle, Inc.	(2,127)	(66,065)	73.7
Butterfly Network, Inc.	(2,119)	(7,056)	7.9
Cabot Corp.	(2,220)	(146,187)	163.0
Cactus, Inc., Class A	(1,142)	(57,020)	63.6
Caleres, Inc.	(463)	(10,617)	11.8
Canoo, Inc.	(27,214)	(130,627)	145.7
Cara Therapeutics, Inc.	(594)	(5,180)	5.8
Caribou Biosciences, Inc.	(1,040)	(7,696)	8.6
CarLotz, Inc.	(124,229)	(110,303)	123.0
Carpenter Technology Corp.	(5,518)	(210,677)	234.9
Casa Systems, Inc.	(1,376)	(6,742)	7.5
Catchmark Timber Trust, Inc., Class A	(849)	(6,970)	7.8
Celldex Therapeutics, Inc.	(1,320)	(40,326)	45.0
Centrus Energy Corp., Class A	(440)	(12,214)	13.6
Cerevel Therapeutics Holdings, Inc.	(2,182)	(63,889)	71.2
Certara, Inc.	(9,978)	(183,096)	204.2
Children’s Place, Inc.	(482)	(22,331)	24.9
Chimerix, Inc.	(10,343)	(45,509)	50.7
CIRCOR International, Inc.	(4,012)	(78,836)	87.9
Citi Trends, Inc.	(1,177)	(32,921)	36.7
Clearfield, Inc.	(1,389)	(80,881)	90.2
Coca-Cola Consolidated, Inc.	(20)	(8,830)	9.8
Columbia Financial, Inc.	(463)	(8,774)	9.8
Comfort Systems USA, Inc.	(515)	(43,476)	48.5
Community Bank System, Inc.	(1,104)	(71,098)	79.3
Community Healthcare Trust, Inc.	(2,714)	(99,929)	111.4
Computer Programs & Systems, Inc.	(253)	(8,076)	9.0
Comstock Resources, Inc.	(5,364)	(91,349)	101.9
CONMED Corp.	(1,334)	(177,369)	197.8
Consensus Cloud Solutions, Inc.	(138)	(7,275)	8.1
Consolidated Communications Holdings, Inc.	(1,365)	(8,122)	9.1
Core & Main, Inc., Class A	(267)	(6,344)	7.1
Corporate Office Properties Trust	(1,841)	(49,136)	54.8
Couchbase, Inc.	(661)	(11,237)	12.5
Coursera, Inc.	(4,090)	(76,933)	85.8
Cracker Barrel Old Country Store, Inc.	(5,555)	(616,549)	687.5
Crinetics Pharmaceuticals, Inc.	(655)	(13,310)	14.8

Security	Shares	Value	% of Basket Value

United States (continued)
CSG Systems International, Inc.	(2,292)	$(140,889)	157.1%
CTS Corp.	(3,921)	(138,686)	154.6
CVB Financial Corp.	(23,416)	(539,036)	601.0
Denny’s Corp.	(13,200)	(169,224)	188.7
Designer Brands, Inc., Class A	(480)	(6,634)	7.4
Desktop Metal, Inc., Class A	(56,277)	(197,532)	220.3
DiamondRock Hospitality Co.	(13,677)	(145,250)	162.0
Diebold Nixdorf, Inc.	(9,191)	(37,683)	42.0
DigitalBridge Group, Inc.	(2,485)	(17,296)	19.3
Dine Brands Global, Inc.	(1,116)	(80,006)	89.2
DMC Global, Inc.	(1,577)	(31,524)	35.1
Doma Holdings, Inc.	(44,329)	(82,452)	91.9
Donnelley Financial Solutions, Inc.	(211)	(6,176)	6.9
Dorman Products, Inc.	(584)	(57,652)	64.3
Douglas Elliman, Inc.	(15,499)	(93,924)	104.7
Driven Brands Holdings, Inc.	(2,288)	(63,812)	71.2
Duckhorn Portfolio, Inc.	(2,108)	(40,937)	45.6
Dycom Industries, Inc.	(934)	(79,306)	88.4
Dynavax Technologies Corp.	(7,883)	(69,607)	77.6
Eastern Bankshares, Inc.	(3,453)	(66,159)	73.8
Eastman Kodak Co.	(15,465)	(79,954)	89.2
Ebix, Inc.	(1,497)	(44,611)	49.7
Edgewell Personal Care Co.	(1,094)	(41,725)	46.5
Electric Last Mile Solutions, Inc.	(149)	(137)	0.2
Empire State Realty Trust, Inc., Class A	(12,937)	(111,776)	124.6
Employers Holdings, Inc.	(2,904)	(114,243)	127.4
Encore Capital Group, Inc.	(309)	(17,863)	19.9
Encore Wire Corp.	(2,600)	(293,306)	327.0
Energy Fuels, Inc.	(1,201)	(9,050)	10.1
Enerpac Tool Group Corp.	(13,539)	(271,863)	303.1
Enovix Corp.	(5,950)	(53,788)	60.0
EPR Properties	(6,269)	(329,248)	367.1
Equity Commonwealth	(301)	(7,883)	8.8
EverQuote, Inc., Class A	(895)	(12,423)	13.9
Evo Payments, Inc., Class A	(3,389)	(76,354)	85.1
Expro Group Holdings NV	(619)	(9,458)	10.5
Extreme Networks, Inc.	(5,375)	(51,600)	57.5
Fastly, Inc., Class A	(7,872)	(125,165)	139.6
Federal Signal Corp.	(1,542)	(52,474)	58.5
Federated Hermes, Inc., Class B	(8,696)	(247,662)	276.1
First Financial Bankshares, Inc.	(2,450)	(97,951)	109.2
First Hawaiian, Inc.	(5,673)	(133,940)	149.3
Fluor Corp.	(2,106)	(52,124)	58.1
Forward Air Corp.	(117)	(11,345)	12.6
Fresh Del Monte Produce, Inc.	(2,686)	(69,970)	78.0
Fulcrum Therapeutics, Inc.	(2,248)	(21,626)	24.1
Fulgent Genetics, Inc.	(4,293)	(235,600)	262.7
Gannett Co., Inc.	(34,861)	(139,793)	155.9
Gatos Silver, Inc.	(2,912)	(9,843)	11.0
GATX Corp.	(375)	(38,771)	43.2
Generation Bio Co.	(955)	(6,045)	6.7
Genesco, Inc.	(1,752)	(108,677)	121.2
Gentherm, Inc.	(93)	(6,270)	7.0
Geron Corp.	(15,256)	(21,511)	24.0
Glaukos Corp.	(1,623)	(76,752)	85.6
Global Medical REIT, Inc.	(4,421)	(65,254)	72.8
Global Net Lease, Inc.	(3,011)	(42,244)	47.1
Globalstar, Inc.	(290,842)	(337,377)	376.2
GoHealth, Inc., Class A	(25,553)	(19,093)	21.3
Gossamer Bio, Inc.	(1,167)	(8,064)	9.0
Grand Canyon Education, Inc.	(1,919)	(184,166)	205.3
Greenbrier Cos., Inc.	(17)	(726)	0.8

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Greif, Inc., Class A	(3,529)	$(214,140)	238.8%
Greif, Inc., Class B	(107)	(6,245)	7.0
Grid Dynamics Holdings, Inc.	(426)	(5,930)	6.6
GrowGeneration Corp.	(1,322)	(7,813)	8.7
Guess?, Inc.	(601)	(13,504)	15.1
Haemonetics Corp.	(1,691)	(85,683)	95.5
Hamilton Lane, Inc., Class A	(246)	(16,871)	18.8
Hancock Whitney Corp.	(2,148)	(100,462)	112.0
Hanger, Inc.	(336)	(5,524)	6.2
Hawaiian Electric Industries, Inc.	(6,373)	(261,994)	292.1
HB Fuller Co.	(3,946)	(263,198)	293.5
Healthcare Services Group, Inc.	(1,790)	(30,591)	34.1
Heidrick & Struggles International, Inc.	(405)	(12,944)	14.4
Helios Technologies, Inc.	(112)	(7,524)	8.4
Hibbett, Inc.	(4,029)	(173,972)	194.0
Hillenbrand, Inc.	(4,466)	(182,302)	203.3
Hillman Solutions Corp.	(20,452)	(237,857)	265.2
Hippo Holdings, Inc.	(77,714)	(146,102)	162.9
HNI Corp.	(6,093)	(217,155)	242.1
Honest Co., Inc.	(12,757)	(50,518)	56.3
Hostess Brands, Inc.	(10,049)	(228,012)	254.2
Hovnanian Enterprises, Inc., Class A	(1,853)	(85,275)	95.1
Howard Hughes Corp.	(467)	(46,835)	52.2
Humanigen, Inc.	(2,119)	(3,984)	4.4
Huron Consulting Group, Inc.	(168)	(8,699)	9.7
Hyliion Holdings Corp.	(36,537)	(117,284)	130.8
Hyzon Motors, Inc.	(20,456)	(81,210)	90.6
Ichor Holdings Ltd.	(485)	(14,118)	15.7
Ideanomics, Inc.	(116,059)	(83,470)	93.1
IES Holdings, Inc.	(184)	(5,391)	6.0
IGM Biosciences, Inc.	(369)	(6,177)	6.9
Imago Biosciences, Inc.	(2,361)	(38,602)	43.0
Independent Bank Corp.	(519)	(40,046)	44.7
Industrial Logistics Properties Trust	(1,959)	(31,657)	35.3
Ingles Markets, Inc., Class A	(2,798)	(260,550)	290.5
Inogen, Inc.	(236)	(5,966)	6.7
Inovio Pharmaceuticals, Inc.	(18,287)	(49,924)	55.7
Insight Enterprises, Inc.	(79)	(7,850)	8.8
Insmed, Inc.	(1,253)	(27,528)	30.7
Insperity, Inc.	(257)	(27,255)	30.4
Insteel Industries, Inc.	(227)	(9,629)	10.7
Interface, Inc.	(466)	(5,914)	6.6
International Bancshares Corp.	(158)	(6,287)	7.0
Iovance Biotherapeutics, Inc.	(6,602)	(100,020)	111.5
JBG SMITH Properties	(2,244)	(59,152)	66.0
JELD-WEN Holding, Inc.	(1,462)	(30,395)	33.9
John Bean Technologies Corp.	(794)	(93,605)	104.4
John Wiley & Sons, Inc., Class A	(18,495)	(941,211)	1,049.5
Kaman Corp.	(167)	(6,515)	7.3
KAR Auction Services, Inc.	(8,707)	(127,645)	142.3
Kennedy-Wilson Holdings, Inc.	(3,602)	(81,225)	90.6
Kimball International, Inc., Class B	(730)	(5,606)	6.3
Kiniksa Pharmaceuticals Ltd., Class A	(1,471)	(13,724)	15.3
KKR Real Estate Finance Trust, Inc.	(9,134)	(173,546)	193.5
KnowBe4, Inc., Class A	(1,524)	(36,271)	40.4
Korn Ferry	(100)	(6,144)	6.9
Krystal Biotech, Inc.	(103)	(6,243)	7.0
Kyndryl Holdings, Inc.	(26,993)	(320,947)	357.9
Ladder Capital Corp.	(911)	(10,376)	11.6
Lancaster Colony Corp.	(412)	(63,934)	71.3
Latch, Inc.	(7,304)	(24,030)	26.8
Latham Group, Inc.	(307)	(3,684)	4.1

Security	Shares	Value	% of Basket Value

United States (continued)
LCI Industries	(907)	$(88,269)	98.4%
Lindsay Corp.	(1,573)	(212,591)	237.0
Lordstown Motors Corp., Class A	(77,163)	(168,215)	187.6
Lovesac Co.	(454)	(19,903)	22.2
Loyalty Ventures, Inc.	(9,473)	(121,160)	135.1
Lumber Liquidators Holdings, Inc.	(1,044)	(14,418)	16.1
Macerich Co.	(5,432)	(68,172)	76.0
Madrigal Pharmaceuticals, Inc.	(878)	(61,460)	68.5
Magnite, Inc.	(2,428)	(23,430)	26.1
ManTech International Corp., Class A	(876)	(70,378)	78.5
Markforged Holding Corp.	(47,375)	(161,549)	180.1
Matthews International Corp., Class A	(3,343)	(99,655)	111.1
MBIA, Inc.	(2,065)	(24,863)	27.7
MEDNAX, Inc.	(342)	(6,334)	7.1
Meridian Bioscience, Inc.	(738)	(18,885)	21.1
Methode Electronics, Inc.	(8,634)	(385,163)	429.5
Minerals Technologies, Inc.	(1,341)	(85,301)	95.1
Mission Produce, Inc.	(2,437)	(30,999)	34.6
Monarch Casino & Resort, Inc.	(317)	(22,238)	24.8
Moog, Inc., Class A	(114)	(9,105)	10.2
Movado Group, Inc.	(975)	(35,071)	39.1
Mr Cooper Group, Inc.	(5,491)	(246,930)	275.3
Mueller Industries, Inc.	(863)	(46,731)	52.1
Mueller Water Products, Inc., Class A	(17,093)	(205,629)	229.3
NanoString Technologies, Inc.	(2,351)	(44,152)	49.2
National Health Investors, Inc.	(3,041)	(156,703)	174.7
National HealthCare Corp.	(155)	(10,549)	11.8
National Presto Industries, Inc.	(480)	(34,142)	38.1
Navient Corp.	(7,466)	(118,635)	132.3
Nelnet, Inc., Class A	(1,964)	(161,185)	179.7
NetScout Systems, Inc.	(5,849)	(180,149)	200.9
NETSTREIT Corp.	(4,007)	(86,631)	96.6
New Jersey Resources Corp.	(4,335)	(187,099)	208.6
Newmark Group, Inc., Class A	(15,009)	(182,359)	203.3
NewMarket Corp.	(932)	(302,537)	337.3
NextGen Healthcare, Inc.	(387)	(7,295)	8.1
NexTier Oilfield Solutions, Inc.	(2,765)	(30,498)	34.0
Northwest Bancshares, Inc.	(1,058)	(13,415)	15.0
Nu Skin Enterprises, Inc., Class A	(249)	(10,617)	11.8
Ocugen, Inc.	(30,357)	(66,482)	74.1
Ocular Therapeutix, Inc.	(16,133)	(57,595)	64.2
ODP Corp.	(9,103)	(391,702)	436.8
O-I Glass, Inc.	(3,877)	(52,262)	58.3
ON24, Inc.	(13,351)	(169,157)	188.6
ONE Gas, Inc.	(226)	(19,068)	21.3
OneSpan, Inc.	(3,276)	(46,290)	51.6
Open Lending Corp., Class A	(10,594)	(144,502)	161.1
OPKO Health, Inc.	(95,091)	(256,746)	286.3
Option Care Health, Inc.	(1,792)	(53,545)	59.7
Orion Office REIT, Inc.	(4,429)	(59,437)	66.3
Outset Medical, Inc.	(376)	(13,115)	14.6
Pacira BioSciences, Inc.	(737)	(54,958)	61.3
Parsons Corp.	(5,248)	(193,809)	216.1
Patterson Cos., Inc.	(13,072)	(402,225)	448.5
Patterson-UTI Energy, Inc.	(5,126)	(84,271)	94.0
PBF Energy, Inc., Class A	(1,886)	(54,807)	61.1
PDF Solutions, Inc.	(892)	(20,739)	23.1
PennyMac Financial Services, Inc.	(578)	(28,068)	31.3
Perdoceo Education Corp.	(1,681)	(18,794)	21.0
Pilgrim’s Pride Corp.	(2,861)	(81,109)	90.4
Ping Identity Holding Corp.	(640)	(16,723)	18.6
Pitney Bowes, Inc.	(6,199)	(32,669)	36.4

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
PLBY Group, Inc.	(24,595)	$(217,420)	242.4%
PotlatchDeltic Corp.	(2,302)	(127,508)	142.2
PowerSchool Holdings, Inc., Class A	(1,204)	(18,229)	20.3
Primerica, Inc.	(1,147)	(148,605)	165.7
ProAssurance Corp.	(407)	(10,000)	11.1
Progress Software Corp.	(2,600)	(124,748)	139.1
Proterra, Inc.	(1,230)	(7,638)	8.5
Provention Bio, Inc.	(295)	(1,325)	1.5
Pulmonx Corp.	(7,191)	(173,303)	193.2
Rackspace Technology, Inc.	(2,214)	(21,896)	24.4
RBC Bearings, Inc.	(38)	(6,397)	7.1
Realogy Holdings Corp.	(40,767)	(446,806)	498.2
Reata Pharmaceuticals, Inc., Class A	(1,633)	(41,446)	46.2
REGENXBIO, Inc.	(1,807)	(50,162)	55.9
Rekor Systems, Inc.	(54,165)	(160,870)	179.4
Relay Therapeutics, Inc.	(2,168)	(51,663)	57.6
Relmada Therapeutics, Inc.	(2,251)	(56,523)	63.0
Renalytix PLC	(1,346)	(3,597)	4.0
Rent-A-Center, Inc.	(3,258)	(78,583)	87.6
Resources Connection, Inc.	(624)	(10,727)	12.0
Retail Opportunity Investments Corp.	(7,874)	(146,693)	163.6
REV Group, Inc., Series A	(16,919)	(201,674)	224.9
Revance Therapeutics, Inc.	(1,663)	(27,240)	30.4
Reynolds Consumer Products Inc.	(12,088)	(357,684)	398.8
Rhythm Pharmaceuticals, Inc.	(1,671)	(10,460)	11.7
Rimini Street, Inc.	(6,144)	(35,389)	39.5
Romeo Power, Inc.	(85,272)	(93,799)	104.6
RPC, Inc.	(7,319)	(75,678)	84.4
Rush Street Interactive, Inc.	(6,481)	(41,154)	45.9
Ruth’s Hospitality Group, Inc.	(9,473)	(198,649)	221.5
Safety Insurance Group, Inc.	(1,827)	(157,195)	175.3
Sally Beauty Holdings, Inc.	(15,396)	(232,788)	259.6
Sandy Spring Bancorp, Inc.	(433)	(17,004)	19.0
Schneider National, Inc., Class B	(2,354)	(55,625)	62.0
Schnitzer Steel Industries, Inc., Class A	(2,883)	(131,551)	146.7
Scholastic Corp.	(1,045)	(38,508)	42.9
Schrodinger, Inc.	(1,760)	(43,507)	48.5
Seer, Inc.	(415)	(3,021)	3.4
Selective Insurance Group, Inc.	(1,739)	(143,224)	159.7
Selectquote, Inc.	(11,327)	(23,334)	26.0
Sema4 Holdings Corp.	(4,688)	(10,079)	11.2
Shenandoah Telecommunications Co.	(1,160)	(23,432)	26.1
Shoe Carnival, Inc.	(1,422)	(42,930)	47.9
SI-BONE, Inc.	(321)	(6,414)	7.2
SIGA Technologies, Inc.	(23,755)	(163,197)	182.0
Sight Sciences, Inc.	(866)	(6,045)	6.7
Signify Health, Inc., Class A	(2,126)	(29,339)	32.7
Silgan Holdings, Inc.	(6,664)	(295,682)	329.7
Silk Road Medical, Inc.	(961)	(33,683)	37.6
Sinclair Broadcast Group, Inc., Class A	(20,170)	(448,581)	500.2
Skyline Champion Corp.	(546)	(27,868)	31.1
SkyWater Technology, Inc.	(7,434)	(45,496)	50.7
Sleep Number Corp.	(1,543)	(62,584)	69.8
Sotera Health Co.	(12,421)	(253,140)	282.3
Spectrum Brands Holdings, Inc.	(4,281)	(364,185)	406.1
Spire, Inc.	(5,226)	(380,191)	423.9
Sprouts Farmers Market, Inc.	(550)	(16,390)	18.3
St. Joe Co.	(2,568)	(136,643)	152.4
Steelcase, Inc., Class A	(548)	(6,428)	7.2
Stem, Inc.	(14,083)	(100,975)	112.6
StepStone Group, Inc., Class A	(530)	(13,579)	15.1

Security	Shares	Value	% of Basket Value

United States (continued)
Stericycle, Inc.	(1,604)	$(80,505)	89.8%
Steven Madden Ltd.	(1,141)	(46,849)	52.2
Surgery Partners, Inc.	(302)	(15,450)	17.2
Tejon Ranch Co.	(3,496)	(64,012)	71.4
Telephone & Data Systems, Inc.	(7,777)	(142,475)	158.9
Telos Corp.	(7,374)	(57,443)	64.0
Tennant Co.	(595)	(38,425)	42.8
TFS Financial Corp.	(14,918)	(223,621)	249.3
ThredUp, Inc., Class A	(1,010)	(6,656)	7.4
Thryv Holdings, Inc.	(1,163)	(30,040)	33.5
Tootsie Roll Industries, Inc.	(710)	(24,871)	27.7
TPI Composites, Inc.	(6,713)	(76,797)	85.6
TransMedics Group, Inc.	(689)	(14,441)	16.1
Tredegar Corp.	(2,874)	(32,907)	36.7
TreeHouse Foods, Inc.	(15,410)	(485,415)	541.2
TriNet Group, Inc.	(1,105)	(98,014)	109.3
Trinseo PLC	(143)	(6,785)	7.6
TTM Technologies, Inc.	(671)	(9,360)	10.4
TuSimple Holdings, Inc., Class A	(10,277)	(106,572)	118.8
Twist Bioscience Corp.	(162)	(4,672)	5.2
Two Harbors Investment Corp.	(5,450)	(26,215)	29.2
U.S. Silica Holdings, Inc.	(12,987)	(241,298)	269.1
Under Armour, Inc., Class C	(3,971)	(56,348)	62.8
UniFirst Corp.	(1,915)	(329,955)	367.9
United Bankshares, Inc.	(10,725)	(356,713)	397.7
Universal Health Realty Income Trust	(886)	(44,468)	49.6
Upwork, Inc.	(289)	(6,060)	6.8
UroGen Pharma Ltd.	(733)	(5,175)	5.8
Utz Brands, Inc.	(5,939)	(83,859)	93.5
UWM Holdings Corp.	(15,608)	(57,906)	64.6
Vaxcyte, Inc.	(8,321)	(201,451)	224.6
Velodyne Lidar, Inc.	(16,195)	(30,447)	33.9
Verint Systems, Inc.	(1,409)	(76,875)	85.7
Verra Mobility Corp.	(3,408)	(47,814)	53.3
ViaSat, Inc.	(1,151)	(42,368)	47.2
Vicor Corp.	(1,853)	(112,144)	125.0
Vir Biotechnology, Inc.	(7,742)	(157,550)	175.7
Visteon Corp.	(1,008)	(105,548)	117.7
Volta, Inc.	(33,890)	(70,830)	79.0
Waterstone Financial, Inc.	(351)	(5,637)	6.3
Weis Markets, Inc.	(801)	(63,984)	71.3
Westamerica BanCorp	(1,348)	(79,424)	88.6
White Mountains Insurance Group Ltd.	(8)	(8,384)	9.3
Whiting Petroleum Corp.	(3,215)	(234,856)	261.9
WideOpenWest, Inc.	(2,546)	(51,047)	56.9
Winnebago Industries, Inc.	(3,819)	(203,094)	226.5
Wolverine World Wide, Inc.	(397)	(7,869)	8.8
Worthington Industries, Inc.	(3,984)	(189,519)	211.3
WSFS Financial Corp.	(3,253)	(130,348)	145.3
WW International, Inc.	(1,867)	(18,278)	20.4
XBiotech, Inc.	(528)	(4,097)	4.6
Xenia Hotels & Resorts, Inc.	(7,097)	(136,901)	152.6
XL Fleet Corp.	(116,477)	(163,068)	181.8
Xperi Holding Corp.	(7,089)	(110,588)	123.3
Zomedica Corp.	(12,729)	(3,144)	3.5
Zumiez, Inc.	(603)	(22,088)	24.6

		(36,725,507)

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)

Preferred Stocks

Germany
Draegerwerk AG & Co. KGaA, Preference Shares	(1,463)	$(72,404)	80.7%

Rights

Switzerland
Mobimo Holding AG Right	(294)	(1,024)	1.1

Total Reference Entity — Short		(105,516,139)

Net Value of Reference Entity — Bank of America N.A.		$(89,684)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination dates December 12, 2022 and December 19, 2022:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Argentina
Globant SA	252	$54,430	(15.0)%
MercadoLibre, Inc.	197	191,805	(53.0)

		246,235

Australia
AGL Energy Ltd.	55,510	337,439	(93.1)
Altium Ltd.	2,987	67,289	(18.6)
Alumina Ltd.	624,148	785,800	(216.9)
AMP Ltd.	45,101	36,438	(10.0)
Aristocrat Leisure Ltd.	44,433	1,030,949	(284.6)
Atlas Arteria Ltd.	80,232	389,773	(107.6)
Aurizon Holdings Ltd.	89,047	251,479	(69.4)
BlueScope Steel Ltd.	7,229	102,765	(28.4)
Boral Ltd.	82,481	205,759	(56.8)
carsales.com Ltd.	7,837	115,698	(31.9)
Challenger Ltd.	4,472	22,626	(6.2)
Charter Hall Group	27,189	292,211	(80.7)
Commonwealth Bank of Australia	5,760	418,657	(115.6)
CSR Ltd.	112,891	483,465	(133.4)
Deterra Royalties Ltd.	64,344	217,977	(60.2)
Domain Holdings Australia Ltd.	69,064	168,194	(46.4)
Domino’s Pizza Enterprises Ltd.	1,458	76,430	(21.1)
Flight Centre Travel Group Ltd.	76,727	1,198,231	(330.8)
Goodman Group	3,423	56,972	(15.7)
Harvey Norman Holdings Ltd.	81,719	291,088	(80.3)
IGO Ltd.	30,869	280,672	(77.5)
Iluka Resources Ltd.	26,792	209,859	(57.9)
Insignia Financial Ltd.	121,170	291,273	(80.4)
JB Hi-Fi Ltd.	19,843	734,912	(202.9)
Macquarie Group Ltd.	1,081	155,624	(43.0)
Magellan Financial Group Ltd.	3,716	42,039	(11.6)
Medibank Pvt Ltd.	147,124	330,609	(91.3)
Metcash Ltd.	182,033	611,080	(168.7)
Mirvac Group	54,208	91,616	(25.3)
Origin Energy Ltd.	14,889	71,216	(19.6)
Orora Ltd.	34,284	96,075	(26.5)
OZ Minerals Ltd.	5,823	101,075	(27.9)

Security	Shares	Value	% of Basket Value

Australia (continued)
Perpetual Ltd.	21,135	$485,888	(134.1)%
Pilbara Minerals Ltd.	35,630	69,111	(19.1)
Platinum Asset Management Ltd.	201,252	263,343	(72.7)
Pro Medicus Ltd.	5,202	170,125	(47.0)
QBE Insurance Group Ltd.	34,548	298,055	(82.3)
Qube Holdings Ltd.	37,022	76,504	(21.1)
REA Group Ltd.	1,450	129,902	(35.8)
Scentre Group	34,043	70,929	(19.6)
SEEK Ltd.	10,350	202,812	(56.0)
Sonic Healthcare Ltd.	5,328	137,602	(38.0)
South32 Ltd.	102,936	342,812	(94.6)
Star Entertainment Grp Ltd.	101,977	225,235	(62.2)
Stockland	37,022	107,158	(29.6)
Telstra Corp. Ltd.	48,964	138,992	(38.4)
Wesfarmers Ltd.	7,022	242,983	(67.1)
Westpac Banking Corp.	2,963	49,601	(13.7)
WiseTech Global Ltd.	3,980	123,391	(34.1)
Woodside Petroleum Ltd.	8,856	192,672	(53.2)

		12,892,405

Austria
ams-OSRAM AG	8,019	98,098	(27.1)
ANDRITZ AG	6,734	286,269	(79.0)
Erste Group Bank AG	4,072	126,785	(35.0)
Raiffeisen Bank International AG	6,644	75,631	(20.9)

		586,783

Belgium
Elia Group SA	909	144,693	(39.9)
KBC Group NV	1,087	73,951	(20.4)
Umicore SA	1,221	46,939	(13.0)
Warehouses De Pauw CVA	8,612	331,305	(91.5)

		596,888

Bermuda
Helen of Troy Ltd.	189	40,542	(11.2)
Hiscox Ltd.	31,752	377,032	(104.0)
RenaissanceRe Holdings Ltd.	242	34,732	(9.6)

		452,306

Canada
Air Canada	2,858	50,056	(13.8)
Alamos Gold Inc., Class A	69,169	537,350	(148.3)
AltaGas Ltd.	6,382	145,957	(40.3)
ARC Resources Ltd.	7,793	108,040	(29.8)
Aritzia Inc.	5,961	212,288	(58.6)
Atco Ltd., Class I	7,592	270,491	(74.7)
B2Gold Corp.	38,319	162,565	(44.9)
Baytex Energy Corp.	29,520	150,972	(41.7)
BCE, Inc.	17,679	939,926	(259.5)
Boralex, Inc., Class A	4,740	142,091	(39.2)
Brookfield Infrastructure Corp., Class A	2,896	205,480	(56.7)
CAE, Inc.	11,555	274,787	(75.9)
Canada Goose Holdings, Inc.	11,732	255,406	(70.5)
Canadian Utilities Ltd., Class A	28,922	869,472	(240.0)
Cargojet, Inc.	2,429	283,788	(78.3)
Cenovus Energy Inc.	3,358	62,081	(17.1)
CGI, Inc.	11,339	904,190	(249.6)
CI Financial Corp.	20,944	273,080	(75.4)
Colliers International Group, Inc.	2,105	232,432	(64.2)
Crescent Point Energy Corp.	65,032	450,539	(124.4)
Descartes Systems Group Inc.	7,438	461,976	(127.5)
Emera, Inc.	20,362	983,190	(271.4)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
Enbridge, Inc.	6,684	$291,679	(80.5)%
Enerplus Corp.	37,644	461,228	(127.3)
Equinox Gold Corp.	4,826	34,411	(9.5)
First Capital Real Estate Investment Trust	3,465	46,177	(12.7)
First Majestic Silver Corp.	1,597	16,496	(4.6)
FirstService Corp.	1,063	132,543	(36.6)
Franco-Nevada Corp.	4,551	688,256	(190.0)
George Weston Ltd.	1,537	191,214	(52.8)
GFL Environmental, Inc.	505	15,213	(4.2)
Hydro One Ltd.	10,718	289,757	(80.0)
IGM Financial, Inc.	12,221	387,278	(106.9)
Imperial Oil Ltd.	5,330	268,357	(74.1)
Innergex Renewable Energy Inc.	15,671	209,817	(57.9)
Ivanhoe Mines Ltd., Class A	8,478	67,975	(18.8)
Keyera Corp.	18,127	449,700	(124.1)
Kinaxis, Inc.	3,152	348,802	(96.3)
Lululemon Athletica, Inc.	3,651	1,294,754	(357.4)
Lundin Mining Corp.	15,682	143,191	(39.5)
NexGen Energy Ltd.	72,885	359,134	(99.1)
Northland Power, Inc.	409	12,343	(3.4)
Nutrien Ltd.	282	27,712	(7.7)
Osisko Gold Royalties Ltd.	42,662	525,035	(144.9)
Pan American Silver Corp.	7,975	197,722	(54.6)
Parex Resources, Inc.	7,109	138,566	(38.3)
Pembina Pipeline Corp.	490	18,541	(5.1)
Ritchie Bros Auctioneers, Inc.	3,076	169,430	(46.8)
Shopify, Inc., Class A	1,517	648,922	(179.1)
SSR Mining, Inc.	4,334	95,340	(26.3)
Stantec, Inc.	3,492	160,295	(44.3)
Summit Industrial Income REIT	22,217	351,764	(97.1)
TC Energy Corp.	29,286	1,549,047	(427.6)
Teck Resources Ltd., Class B	3,757	148,215	(40.9)
TELUS Corp.	19,443	486,434	(134.3)
TFI International, Inc.	1,826	146,887	(40.5)
TMX Group Ltd.	2,810	286,086	(79.0)
Turquoise Hill Resources Ltd.	4,758	129,816	(35.8)
Vermilion Energy Inc.	13,909	271,002	(74.8)
Wheaton Precious Metals Corp.	18,503	829,333	(228.9)
Whitecap Resources, Inc.	12,190	99,919	(27.6)
Yamana Gold, Inc.	95,361	526,299	(145.3)

		20,490,847

China
Budweiser Brewing Co. APAC Ltd.	6,800	16,920	(4.7)
Chow Tai Fook Jewellery Group Ltd.	15,200	25,486	(7.0)

		42,406

Denmark
Coloplast A/S, Class B	1,374	185,117	(51.1)
Demant A/S	1,881	82,658	(22.8)
Genmab A/S	57	20,043	(5.5)
GN Store Nord A/S	5,162	193,727	(53.5)
H Lundbeck A/S	12,453	285,400	(78.8)
ISS A/S	11,701	192,061	(53.0)
Jyske Bank A/S	4,723	261,154	(72.1)
Novo Nordisk A/S, Class B	3,763	429,833	(118.7)
SimCorp A/S	2,393	167,526	(46.2)
Tryg A/S	2,128	50,598	(14.0)

		1,868,117

Finland
Kesko OYJ, B Shares	5,687	143,178	(39.5)

Security	Shares	Value	% of Basket Value

Finland (continued)
Metso Outotec OYJ	23,195	$197,504	(54.5)%
Nokia OYJ	66,941	339,396	(93.7)
Nokian Renkaat OYJ	5,607	75,294	(20.8)
Nordea Bank Abp	3,345	33,350	(9.2)
Outokumpu OYJ	58,518	287,280	(79.3)
Valmet OYJ	7,738	207,230	(57.2)
Wartsila OYJ Abp	33,067	265,523	(73.3)

		1,548,755

Germany
1&1 AG	3,691	77,781	(21.5)
Bayerische Motoren Werke AG	7,940	648,426	(179.0)
Beiersdorf AG	3,995	401,260	(110.8)
Commerzbank AG	53,501	349,272	(96.4)
Covestro AG	7,977	343,454	(94.8)
CTS Eventim AG & Co. KGaA	5,605	384,705	(106.2)
Deutsche Bank AG	21,794	217,925	(60.2)
E.ON SE	76,075	791,709	(218.5)
Fraport AG Frankfurt Airport Services Worldwide	19,718	1,053,716	(290.9)
Freenet AG	8,377	231,777	(64.0)
GEA Group AG	96	3,737	(1.0)
Hannover Rueck SE	3,446	535,614	(147.9)
HeidelbergCement AG	1,953	112,507	(31.1)
Hochtief AG	9,315	563,729	(155.6)
HUGO BOSS AG	1,421	79,694	(22.0)
Infineon Technologies AG	8,414	238,816	(65.9)
KION Group AG	2,070	115,146	(31.8)
LANXESS AG	2,352	90,919	(25.1)
LEG Immobilien SE	3,018	309,437	(85.4)
Merck KGaA	3,709	688,121	(189.9)
MTU Aero Engines AG	357	71,995	(19.9)
Nemetschek SE	2,401	190,530	(52.6)
Nordex SE	3,309	47,756	(13.2)
ProSiebenSat.1 Media SE	5,928	68,206	(18.8)
Rational AG	228	139,090	(38.4)
Rheinmetall AG	263	59,287	(16.4)
Rwe AG	1,854	76,977	(21.2)
Salzgitter AG	3,093	128,389	(35.4)
Scout24 AG	5,725	362,096	(100.0)
Siemens AG	9,988	1,228,074	(339.0)
Solarworld AG	10	4	(0.0)
Symrise AG	2,519	299,746	(82.7)
TAG Immobilien AG	5,656	113,038	(31.2)
Talanx AG	2,332	96,964	(26.8)
TeamViewer AG	13,280	159,347	(44.0)
thyssenkrupp AG	49,851	382,309	(105.5)
Traton SE	6,693	111,542	(30.8)
TUI AG	19,544	55,720	(15.4)

		10,828,815

Hong Kong
AIA Group Ltd.	89,600	880,209	(243.0)
ASM Pacific Technology Ltd.	1,600	16,124	(4.5)
Bank of East Asia Ltd.	21,200	31,370	(8.7)
Cafe de Coral Holdings Ltd.	10,000	15,700	(4.3)
Dah Sing Banking Group Ltd.	125,600	105,552	(29.1)
Dah Sing Financial Holdings Ltd.	86,800	252,582	(69.7)
Dairy Farm International Holdings Ltd.	44,900	121,268	(33.5)
First Pacific Co. Ltd/Hong Kong	146,000	58,868	(16.3)
Haitong International Securities Group Ltd.	103,000	16,305	(4.5)
Hang Lung Group Ltd.	40,000	78,100	(21.6)

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Hang Lung Properties Ltd.	93,000	$177,869	(49.1)%
HK Electric Investments & HK Electric Investments Ltd., Class SS	95,500	94,320	(26.0)
Hutchison Port Holdings Trust, Class U	139,800	33,322	(9.2)
Hutchison Telecommunications Hong Kong Holdings Ltd.	64,000	10,684	(2.9)
Hysan Development Co. Ltd.	79,000	233,064	(64.3)
Johnson Electric Holdings Ltd.	8,000	9,084	(2.5)
Melco Resorts & Entertainment Ltd., ADR	13,729	78,530	(21.7)
New World Development Co. Ltd.	61,000	233,312	(64.4)
Pacific Basin Shipping Ltd.	690,000	316,579	(87.4)
Shangri-La Asia Ltd.	38,000	28,771	(7.9)
Shun Tak Holdings Ltd.	458,000	92,781	(25.6)
SITC International Holdings Co. Ltd.	9,000	29,920	(8.3)
SJM Holdings Ltd.	115,000	48,307	(13.3)
Sun Hung Kai Properties Ltd.	11,500	132,447	(36.6)
Swire Pacific Ltd., Class A	97,500	555,351	(153.3)
Swire Properties Ltd.	284,400	681,581	(188.1)
Techtronic Industries Co. Ltd.	55,000	734,145	(202.7)
United Energy Group Ltd.	1,746,000	205,334	(56.7)
WH Group Ltd.	423,500	292,469	(80.7)
Wharf Real Estate Investment Co. Ltd.	11,000	51,838	(14.3)
Xinyi Glass Holdings Ltd.	10,000	22,128	(6.1)
Yue Yuen Industrial Holdings Ltd.	391,500	575,852	(159.0)

		6,213,766

Ireland
Adient PLC	5,586	190,706	(52.7)
Alkermes PLC	10,011	288,817	(79.7)
Aptiv PLC	4,585	487,844	(134.7)
Experian PLC	5,978	206,446	(57.0)
Glanbia PLC	15,459	185,591	(51.2)
Icon PLC	961	217,388	(60.0)
James Hardie Industries PLC	12,878	371,250	(102.5)
Jazz Pharmaceuticals PLC	1,907	305,540	(84.4)
Kerry Group PLC, Class A	485	53,723	(14.8)
Kingspan Group PLC	2,903	270,232	(74.6)
Medtronic PLC	6,026	628,873	(173.6)
Trane Technologies PLC	3,572	499,687	(137.9)

		3,706,097

Israel
Airport City Ltd.	10,183	226,701	(62.6)
Alony Hetz Properties & Investments Ltd.	1,385	22,667	(6.3)
Amot Investments Ltd.	13,253	100,601	(27.8)
Bank Hapoalim BM	37,177	344,676	(95.1)
Bayside Land Corp.	10,950	120,519	(33.3)
Bezeq The Israeli Telecommunication Corp. Ltd.	173,513	275,068	(75.9)
Big Shopping Centers Ltd.	672	101,552	(28.0)
Check Point Software Technologies Ltd.	7,356	928,989	(256.4)
CyberArk Software Ltd.	695	109,212	(30.2)
Elbit Systems Ltd.	566	122,860	(33.9)
Enlight Renewable Energy Ltd.	10,296	22,090	(6.1)
Fattal Holdings 1998 Ltd.	325	46,876	(12.9)
Harel Insurance Investments & Financial Services Ltd.	4,563	55,928	(15.4)
Israel Corp. Ltd.	255	143,276	(39.6)
Israel Discount Bank Ltd., Class A	87,993	519,725	(143.5)
Melisron Ltd.	818	66,354	(18.3)
Mizrahi Tefahot Bank Ltd.	3,332	123,250	(34.0)
Monday.com Ltd.	1,711	221,403	(61.1)

Security	Shares	Value	% of Basket Value

Israel (continued)
Nova Measuring Instruments Ltd.	1,819	$179,372	(49.5)%
OPC Energy Ltd.	17,656	194,206	(53.6)
Paz Oil Co. Ltd.	836	129,567	(35.8)
Phoenix Holdings Ltd.	8,577	107,902	(29.8)
SolarEdge Technologies, Inc.	82	20,534	(5.7)
Teva Pharmaceutical Industries Ltd., ADR	55,206	480,844	(132.7)

		4,664,172

Italy
A2A SpA	120,271	205,490	(56.7)
Amplifon SpA	2,797	111,586	(30.8)
Assicurazioni Generali SpA	17,813	337,255	(93.1)
Atlantia SpA	17,423	415,635	(114.7)
Azimut Holding SpA	5,099	108,231	(29.9)
Banca Generali SpA	398	13,158	(3.6)
Banca Mediolanum SpA	64,459	467,930	(129.2)
BPER Banca	233,734	390,475	(107.8)
Buzzi Unicem SpA	578	10,704	(3.0)
Davide Campari-Milano NV	7,995	90,209	(24.9)
De’ Longhi SpA	4,162	100,928	(27.9)
Enel SpA	150,144	976,370	(269.5)
Hera SpA	6,721	25,067	(6.9)
Interpump Group SpA	1,171	47,343	(13.1)
Italgas SpA	8,870	57,430	(15.9)
Leonardo SpA	16,155	166,257	(45.9)
Mediobanca Banca di Credito Finanziario SpA	20,847	208,946	(57.7)
Moncler SpA	8,401	437,639	(120.8)
Reply SpA	2,284	336,244	(92.8)
UniCredit SpA	4,678	43,295	(11.9)
UnipolSai Assicurazioni SpA	77,927	219,196	(60.5)

		4,769,388

Japan
ABC-Mart, Inc.	8,500	352,495	(97.3)
Acom Co. Ltd.	113,600	292,148	(80.6)
Activia Properties, Inc.	93	297,183	(82.0)
Advantest Corp.	400	27,299	(7.5)
AEON Financial Service Co. Ltd.	36,000	330,962	(91.4)
Aica Kogyo Co. Ltd.	13,100	303,241	(83.7)
Ajinomoto Co., Inc.	23,200	602,772	(166.4)
Alfresa Holdings Corp.	9,100	123,748	(34.2)
Alps Alpine Co. Ltd.	25,300	223,971	(61.8)
Amada Co. Ltd.	19,500	151,417	(41.8)
Amano Corp.	5,600	107,807	(29.8)
Anritsu Corp.	25,700	323,165	(89.2)
Aozora Bank Ltd.	13,200	264,271	(73.0)
As One Corp.	1,300	69,021	(19.1)
Asahi Group Holdings Ltd.	2,200	82,924	(22.9)
Asahi Kasei Corp.	60,300	494,743	(136.6)
Azbil Corp.	4,200	127,521	(35.2)
Bandai Namco Holdings, Inc.	1,600	108,325	(29.9)
Benesse Holdings, Inc.	32,700	572,148	(157.9)
Calbee, Inc.	24,700	442,436	(122.1)
Capcom Co. Ltd.	200	5,277	(1.5)
Casio Computer Co. Ltd.	45,100	467,680	(129.1)
Chubu Electric Power Co., Inc.	31,900	322,033	(88.9)
Chugai Pharmaceutical Co. Ltd.	26,500	794,076	(219.2)
Chugoku Bank Ltd.	24,300	178,691	(49.3)
Chugoku Electric Power Co., Inc.	14,100	92,870	(25.6)
Coca-Cola Bottlers Japan Holdings, Inc.	14,800	165,915	(45.8)
COMSYS Holdings Corp.	16,700	346,729	(95.7)
Cosmo Energy Holdings Co. Ltd.	1,800	44,720	(12.3)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Cosmos Pharmaceutical Corp.	2,400	$221,250	(61.1)%
Daifuku Co. Ltd.	1,800	110,679	(30.6)
Daiichi Sankyo Co. Ltd.	14,400	362,576	(100.1)
Daikin Industries Ltd.	2,300	351,480	(97.0)
Daito Trust Construction Co. Ltd.	2,500	240,780	(66.5)
Daiwa House Industry Co. Ltd.	19,900	478,400	(132.1)
Dentsu Group, Inc.	7,800	281,125	(77.6)
DMG Mori Co. Ltd.	48,800	612,458	(169.1)
Ebara Corp.	5,900	270,971	(74.8)
Eisai Co. Ltd.	6,500	283,081	(78.1)
Electric Power Development Co. Ltd.	19,700	269,945	(74.5)
FP Corp.	3,200	72,375	(20.0)
Freee KK	2,800	80,789	(22.3)
FUJIFILM Holdings Corp.	1,300	71,463	(19.7)
Fujitsu Ltd.	300	45,345	(12.5)
Furukawa Electric Co. Ltd.	3,600	58,461	(16.1)
H.U. Group Holdings, Inc.	3,200	71,304	(19.7)
Hamamatsu Photonics KK	3,500	156,601	(43.2)
Hirose Electric Co. Ltd.	1,000	126,874	(35.0)
Hisamitsu Pharmaceutical Co., Inc.	37,400	1,024,637	(282.8)
Hitachi Construction Machinery Co. Ltd.	4,400	99,622	(27.5)
Hoya Corp.	2,300	228,257	(63.0)
Hulic Co. Ltd.	9,900	83,590	(23.1)
IHI Corp.	1,400	31,745	(8.8)
Information Services International-Dentsu Ltd.	1,700	48,821	(13.5)
Internet Initiative Japan, Inc.	18,600	580,530	(160.3)
ITOCHU Corp.	1,900	57,344	(15.8)
Itochu Techno-Solutions Corp.	10,800	252,891	(69.8)
Izumi Co. Ltd.	700	15,214	(4.2)
J Front Retailing Co. Ltd.	60,200	451,116	(124.5)
Japan Exchange Group, Inc.	15,700	233,779	(64.5)
Japan Post Bank Co. Ltd.	81,400	614,105	(169.5)
Japan Post Holdings Co. Ltd.	93,800	657,712	(181.6)
Japan Prime Realty Investment Corp.	47	142,587	(39.4)
Japan Tobacco, Inc.	93,300	1,587,199	(438.1)
JGC Holdings Corp.	19,300	218,402	(60.3)
Kakaku.com, Inc.	22,400	469,097	(129.5)
Kamigumi Co. Ltd.	17,300	293,735	(81.1)
Kandenko Co. Ltd.	21,300	135,076	(37.3)
Kansai Paint Co. Ltd.	17,300	238,254	(65.8)
Kao Corp.	7,600	304,596	(84.1)
Keisei Electric Railway Co. Ltd.	9,100	223,127	(61.6)
Kewpie Corp.	8,500	143,155	(39.5)
Keyence Corp.	500	201,002	(55.5)
Kintetsu Group Holdings Co. Ltd.	4,800	137,622	(38.0)
Kobe Bussan Co. Ltd.	34,200	833,772	(230.2)
Koito Manufacturing Co. Ltd.	10,100	370,615	(102.3)
Kokuyo Co. Ltd.	15,000	195,363	(53.9)
Konami Holdings Corp.	7,000	430,454	(118.8)
Konica Minolta, Inc.	245,700	855,114	(236.1)
Kuraray Co. Ltd.	28,700	229,535	(63.4)
Kusuri no Aoki Holdings Co. Ltd.	400	17,722	(4.9)
Kyocera Corp.	2,000	105,014	(29.0)
Kyowa Exeo Corp.	9,900	164,813	(45.5)
Kyowa Kirin Co. Ltd.	9,600	202,337	(55.9)
Kyudenko Corp.	11,200	253,992	(70.1)
Lawson, Inc.	6,800	250,105	(69.0)
Lion Corp.	25,100	258,616	(71.4)
Lixil Corp.	3,300	58,041	(16.0)
Mani Inc.	17,800	203,276	(56.1)
Maruwa Unyu Kikan Co. Ltd.	19,700	229,998	(63.5)
Mercari, Inc.	1,000	16,387	(4.5)

Security	Shares	Value	% of Basket Value

Japan (continued)
MISUMI Group, Inc.	4,500	$112,834	(31.1)%
Mitsubishi Chemical Holdings Corp.	8,200	50,001	(13.8)
Mitsubishi Corp.	13,400	449,912	(124.2)
Mitsubishi HC Capital, Inc.	86,600	389,654	(107.6)
Mitsubishi Logistics Corp.	13,300	306,532	(84.6)
Mitsubishi Materials Corp.	7,200	112,631	(31.1)
Mitsubishi Motors Corp.	242,200	605,744	(167.2)
Mitsui & Co. Ltd.	6,800	164,667	(45.5)
Mitsui Fudosan Co. Ltd.	31,800	673,961	(186.0)
Mitsui Mining & Smelting Co. Ltd.	6,100	154,242	(42.6)
MS&AD Insurance Group Holdings, Inc.	600	17,860	(4.9)
Murata Manufacturing Co. Ltd.	1,100	65,568	(18.1)
Nagoya Railroad Co. Ltd.	400	6,424	(1.8)
Nankai Electric Railway Co. Ltd.	4,200	74,982	(20.7)
NEC Corp.	3,700	143,545	(39.6)
NET One Systems Co. Ltd.	24,700	589,411	(162.7)
Nichirei Corp.	11,300	207,473	(57.3)
Nihon Kohden Corp.	12,300	295,275	(81.5)
Nippon Express Holdings, Inc.	2,300	134,851	(37.2)
Nippon Steel Corp.	15,600	247,706	(68.4)
Nippon Telegraph & Telephone Corp.	1,500	44,204	(12.2)
Nippon Television Holdings, Inc.	24,000	230,357	(63.6)
Nippon Yusen KK	1,300	93,787	(25.9)
Nipro Corp.	22,300	175,716	(48.5)
Nissan Chemical Corp.	2,100	110,927	(30.6)
Nissin Foods Holdings Co. Ltd.	3,900	271,294	(74.9)
Nitori Holdings Co. Ltd.	4,800	493,821	(136.3)
Nitto Denko Corp.	3,800	255,059	(70.4)
NOK Corp.	14,100	119,967	(33.1)
Nomura Real Estate Holdings, Inc.	9,400	229,038	(63.2)
Nomura Research Institute Ltd.	10,500	296,902	(82.0)
NSK Ltd.	10,500	58,104	(16.0)
NTT Data Corp.	17,700	326,351	(90.1)
Obayashi Corp.	48,800	335,604	(92.6)
OBIC Business Consultants Co. Ltd.	5,400	194,086	(53.6)
Obic Co. Ltd.	1,200	177,287	(48.9)
Olympus Corp.	900	15,841	(4.4)
Omron Corp.	400	23,582	(6.5)
Otsuka Corp.	8,400	275,286	(76.0)
Otsuka Holdings Co. Ltd.	16,600	557,800	(154.0)
PALTAC Corp.	400	14,579	(4.0)
Panasonic Corp.	1,800	16,044	(4.4)
Park24 Co. Ltd.	5,200	74,051	(20.4)
Penta-Ocean Construction Co. Ltd.	24,400	119,389	(33.0)
PeptiDream, Inc.	7,100	114,515	(31.6)
Pigeon Corp.	12,600	214,893	(59.3)
Pola Orbis Holdings, Inc.	36,900	425,425	(117.4)
Rakuten Group, Inc.	1,800	12,654	(3.5)
Recruit Holdings Co. Ltd.	6,900	250,343	(69.1)
Relo Group, Inc.	2,700	38,568	(10.6)
Renesas Electronics Corp.	17,800	190,068	(52.5)
Resorttrust, Inc.	2,000	33,647	(9.3)
Ricoh Co. Ltd.	46,500	339,539	(93.7)
Rinnai Corp.	1,900	121,447	(33.5)
Ryohin Keikaku Co. Ltd.	6,600	59,315	(16.4)
Sankyu Inc.	400	12,196	(3.4)
Santen Pharmaceutical Co. Ltd.	25,100	204,180	(56.4)
Sapporo Holdings Ltd.	27,800	578,632	(159.7)
Sawai Group Holdings Co. Ltd.	6,300	211,331	(58.3)
SBI Holdings, Inc.	9,900	221,434	(61.1)
SCSK Corp.	16,800	267,092	(73.7)
Seino Holdings Co Ltd.	28,200	230,365	(63.6)

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Sekisui House Ltd.	5,900	$102,471	(28.3)%
Sekisui House REIT, Inc.	288	168,524	(46.5)
SG Holdings Co. Ltd.	3,600	63,442	(17.5)
Shimadzu Corp.	29,500	964,418	(266.2)
Shimizu Corp.	25,400	133,188	(36.8)
Shin-Etsu Chemical Co. Ltd.	1,500	206,152	(56.9)
Shionogi & Co. Ltd.	1,200	66,751	(18.4)
Skylark Co. Ltd.	7,600	90,179	(24.9)
SMS Co. Ltd.	3,500	82,140	(22.7)
Softbank Corp.	21,300	247,886	(68.4)
SoftBank Group Corp.	400	16,452	(4.5)
Sompo Holdings, Inc.	900	36,639	(10.1)
Sony Group Corp.	2,300	198,492	(54.8)
Sotetsu Holdings Inc.	6,500	111,430	(30.8)
Square Enix Holdings Co. Ltd.	3,100	123,770	(34.2)
Sumitomo Chemical Co. Ltd.	121,700	517,493	(142.9)
Sumitomo Corp.	9,200	145,577	(40.2)
Sumitomo Dainippon Pharma Co. Ltd.	2,300	20,488	(5.7)
Sumitomo Forestry Co. Ltd.	10,400	159,108	(43.9)
Sumitomo Heavy Industries Ltd.	4,100	86,762	(23.9)
Sumitomo Mitsui Financial Group, Inc.	4,900	148,048	(40.9)
Sumitomo Mitsui Trust Holdings, Inc.	9,400	291,753	(80.5)
Sumitomo Rubber Industries Ltd.	4,700	40,739	(11.2)
Sundrug Co. Ltd.	8,100	188,585	(52.1)
Suntory Beverage & Food Ltd.	6,300	248,226	(68.5)
Suzuki Motor Corp.	3,000	90,435	(25.0)
Sysmex Corp.	4,600	301,749	(83.3)
Taiheiyo Cement Corp.	15,900	257,255	(71.0)
Taisei Corp.	3,400	92,099	(25.4)
Teijin Ltd.	42,500	454,167	(125.4)
Terumo Corp.	7,100	211,332	(58.3)
TIS, Inc.	2,800	62,886	(17.4)
Tohoku Electric Power Co., Inc.	62,900	349,884	(96.6)
Tokio Marine Holdings, Inc.	12,600	681,265	(188.1)
Tokyo Gas Co. Ltd.	18,300	350,526	(96.8)
Tokyo Ohka Kogyo Co. Ltd.	6,100	331,451	(91.5)
Toray Industries, Inc.	41,500	196,680	(54.3)
Tosoh Corp.	600	8,285	(2.3)
TOTO Ltd.	3,200	107,836	(29.8)
Toyo Seikan Group Holdings Ltd.	3,300	35,694	(9.9)
Toyo Suisan Kaisha Ltd.	7,700	237,748	(65.6)
Toyota Tsusho Corp.	1,200	43,113	(11.9)
Trend Micro, Inc.	8,500	473,934	(130.8)
Tsumura & Co.	3,900	95,959	(26.5)
Tsuruha Holdings, Inc.	6,600	337,313	(93.1)
Unicharm Corp.	12,500	434,900	(120.1)
Ushio, Inc.	5,000	64,828	(17.9)
Welcia Holdings Co. Ltd.	23,400	479,678	(132.4)
Yamada Holdings Co. Ltd.	214,700	641,111	(177.0)
Yamaguchi Financial Group, Inc.	22,200	121,726	(33.6)
Yamaha Corp.	9,500	362,966	(100.2)
Yamaha Motor Co. Ltd.	4,500	92,906	(25.6)
Yaoko Co. Ltd.	2,900	153,418	(42.4)
Yaskawa Electric Corp.	5,100	173,173	(47.8)
Yokohama Rubber Co. Ltd.	19,000	254,383	(70.2)
Z Holdings Corp.	52,900	207,677	(57.3)
Zensho Holdings Co. Ltd.	900	21,224	(5.9)
ZOZO, Inc.	7,900	165,406	(45.7)

		50,219,627

Security	Shares	Value	% of Basket Value

Luxembourg
Aroundtown SA	17,538	$88,190	(24.3)%
L’Occitane International SA	23,000	72,095	(19.9)
RTL Group SA	4,734	246,156	(68.0)

		406,441

Macau
MGM China Holdings Ltd.	104,800	59,986	(16.6)
Wynn Macau Ltd.	131,200	80,586	(22.2)

		140,572

Mexico
Fresnillo PLC	22,039	213,254	(58.9)

Netherlands
ABN AMRO Bank NV	24,924	309,834	(85.5)
ASR Nederland NV	8,103	368,271	(101.7)
CTP NV	702	9,940	(2.7)
Heineken Holding NV	5,688	444,018	(122.6)
Heineken NV	301	29,381	(8.1)
IMCD NV	3,517	559,985	(154.6)
ING Groep NV	6,397	60,606	(16.7)
Koninklijke Vopak NV	6,761	181,802	(50.2)
OCI NV	4,212	159,603	(44.1)
PostNL NV	95,438	312,728	(86.3)
QIAGEN NV	1,913	88,222	(24.4)
Randstad NV	3,639	192,427	(53.1)

		2,716,817

New Zealand
a2 Milk Co. Ltd.	44,102	136,987	(37.8)
Air New Zealand Ltd.	92,334	52,403	(14.5)
Contact Energy Ltd.	58,064	305,046	(84.2)
Fisher & Paykel Healthcare Corp. Ltd.	6,806	93,529	(25.8)
Infratil Ltd.	90,102	487,599	(134.6)
Xero Ltd.	6,748	444,977	(122.8)

		1,520,541

Norway
Aker BP ASA	2,711	97,132	(26.8)
Equinor ASA	33,231	1,123,193	(310.1)
Nordic Semiconductor ASA	9,429	187,460	(51.7)
Schibsted ASA, Class A	6,638	138,329	(38.2)
Schibsted ASA, Class B	723	13,991	(3.9)

		1,560,105

Portugal
EDP - Energias de Portugal SA	102,021	475,485	(131.3)
Jeronimo Martins SGPS SA	7,212	150,130	(41.4)

		625,615

Puerto Rico
Popular, Inc.	4,379	341,518	(94.3)

Singapore
ComfortDelGro Corp. Ltd.	260,700	275,389	(76.0)
Jardine Cycle & Carriage Ltd.	900	18,758	(5.2)
Mapletree Commercial Trust	76,700	103,156	(28.5)
NetLink NBN Trust	777,900	562,493	(155.3)
SATS Ltd.	32,900	107,421	(29.6)
Sea Ltd., ADR	2,736	226,431	(62.5)
Sembcorp Marine Ltd.	165,700	12,993	(3.6)
SIA Engineering Co. Ltd.	36,600	70,290	(19.4)
Singapore Post Ltd.	1,187,100	609,606	(168.3)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Singapore (continued)
StarHub Ltd.	158,800	$144,037	(39.8)%
United Overseas Bank Ltd.	27,300	584,390	(161.3)

		2,714,964

Spain
Acciona SA	1,094	214,148	(59.1)
Banco Bilbao Vizcaya Argentaria SA	124,016	650,743	(179.6)
Bankinter SA	88,768	522,389	(144.2)
Endesa SA	6,453	135,238	(37.3)
Grifols SA	15,247	255,368	(70.5)
Inmobiliaria Colonial Socimi SA	46,205	384,212	(106.1)
Merlin Properties Socimi SA	26,796	291,103	(80.4)
Naturgy Energy Group SA	1,949	58,630	(16.2)
Solaria Energia y Medio Ambiente SA	650	14,619	(4.0)

		2,526,450

Sweden
Alfa Laval AB	12,109	337,069	(93.0)
Autoliv, Inc.	851	62,702	(17.3)
Castellum AB	5,303	105,017	(29.0)
Electrolux AB, Class B	16,549	252,379	(69.7)
Elekta AB, B Shares	53,231	358,525	(99.0)
Epiroc AB, Class A	8,046	163,117	(45.0)
Epiroc AB, Class B	15,027	262,159	(72.4)
EQT AB	3,692	104,490	(28.8)
Essity AB, Class B	18,332	483,433	(133.5)
Hexagon AB, B Shares	10,430	134,577	(37.2)
Holmen AB, B Shares	14,829	857,098	(236.6)
Indutrade AB	11,338	267,439	(73.8)
Investment AB Latour, B Shares	9,336	247,334	(68.3)
Lifco AB, B Shares	467	9,796	(2.7)
Lundin Energy AB	5,103	210,988	(58.2)
Nibe Industrier AB, B Shares	22,142	217,089	(59.9)
Saab AB, Class B	1,007	42,595	(11.8)
Sagax AB, Class B	6,799	173,677	(47.9)
Skanska AB, B Shares	1,786	34,116	(9.4)
Spotify Technology SA	5,730	582,454	(160.8)
SSAB AB, A Shares	12,141	77,109	(21.3)
Svenska Handelsbanken AB, A Shares	1,444	14,565	(4.0)
Swedish Match AB	47,664	379,633	(104.8)
Tele2 AB, B Shares	9,024	119,607	(33.0)

		5,496,968

Switzerland
Adecco Group AG	1,068	41,214	(11.4)
Baloise Holding AG	605	105,234	(29.0)
Barry Callebaut AG	180	414,280	(114.4)
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	6	711,797	(196.5)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	56	628,039	(173.4)
Cie Financiere Richemont SA, Class A	3,363	390,749	(107.9)
Flughafen Zurich AG	4,534	766,693	(211.6)
Idorsia Ltd.	15,312	261,351	(72.1)
Julius Baer Group Ltd.	1,678	80,188	(22.1)
Logitech International SA	2,010	130,808	(36.1)
Lonza Group AG	174	102,596	(28.3)
SIG Combibloc Group AG	8,511	178,182	(49.2)
Sika AG	5,656	1,727,670	(476.9)
Straumann Holding AG	2,240	264,077	(72.9)
Swatch Group AG	3,623	929,817	(256.7)

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Swiss Prime Site AG	5,778	$564,768	(155.9)%
Temenos AG	1,714	173,021	(47.8)
UBS Group AG	19,127	324,712	(89.6)

		7,795,196

United Kingdom
Abrdn PLC	34,049	79,951	(22.1)
Ashtead Group PLC	1,994	103,104	(28.5)
ASOS PLC	7,214	125,614	(34.7)
Atlantica Sustainable Infrastructure PLC	16,287	503,268	(138.9)
BAE Systems PLC	48,516	448,126	(123.7)
Barclays PLC	226,967	417,197	(115.2)
Barratt Developments PLC	72,986	446,531	(123.3)
Beazley PLC	127,930	694,296	(191.7)
Bellway PLC	5,002	151,922	(41.9)
British American Tobacco PLC	6,896	289,028	(79.8)
British Land Co. PLC	18,063	116,351	(32.1)
Capri Holdings Ltd.	1,684	80,327	(22.2)
Centrica PLC	194,797	193,003	(53.3)
Croda International PLC	4,847	470,772	(130.0)
Dechra Pharmaceuticals PLC	9,442	427,867	(118.1)
Derwent London PLC	2,212	83,928	(23.2)
Direct Line Insurance Group PLC	100,717	319,663	(88.2)
Drax Group PLC	59,429	600,572	(165.8)
easyJet PLC	31,342	217,184	(60.0)
Endeavour Mining PLC	3,240	79,294	(21.9)
Halma PLC	5,171	158,727	(43.8)
Hammerson PLC	40	14	(0.0)
Hargreaves Lansdown PLC	37,827	433,057	(119.5)
Imperial Brands PLC	30,327	631,273	(174.3)
InterContinental Hotels Group PLC	9,947	635,014	(175.3)
International Consolidated Airlines Group SA	211,222	374,341	(103.3)
Intertek Group PLC	5,635	351,145	(96.9)
ITV PLC	62,226	57,463	(15.9)
Janus Henderson Group PLC	10,235	311,963	(86.1)
Legal & General Group PLC	41,897	130,597	(36.0)
Liberty Global PLC, Class A	41,569	946,110	(261.2)
Liberty Global PLC, Class C	24,846	588,850	(162.5)
Linde PLC	4,691	1,463,404	(404.0)
Melrose Industries PLC	104,701	152,141	(42.0)
Natwest Group PLC	87,481	234,693	(64.8)
Nomad Foods Ltd.	22,123	408,391	(112.7)
Phoenix Group Holdings PLC	12,188	92,317	(25.5)
Quilter PLC	49,365	81,318	(22.4)
Schroders PLC	9,920	350,178	(96.7)
Segro PLC	11,036	184,766	(51.0)
Smiths Group PLC	14,794	270,720	(74.7)
Spectris PLC	33,040	1,208,402	(333.6)
Spirax-Sarco Engineering PLC	4,726	713,132	(196.9)
SSE PLC	2,503	58,134	(16.0)
SSP Group PLC	33,056	97,569	(26.9)
Tate & Lyle PLC	109,850	1,067,698	(294.7)
Taylor Wimpey PLC	102,091	160,564	(44.3)
THG PLC	14,747	19,799	(5.5)
Travis Perkins PLC	21,526	328,324	(90.6)
Tritax Big Box REIT PLC	37,297	113,855	(31.4)
Weir Group PLC	3,674	70,631	(19.5)
Whitbread PLC	45,140	1,575,695	(435.0)

		19,118,283

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States
A O Smith Corp.	2,365	$138,187	(38.1)%
AbbVie, Inc.	2,566	376,894	(104.0)
ABIOMED, Inc.	706	202,325	(55.9)
Acadia Healthcare Co., Inc.	3,277	222,443	(61.4)
Advanced Micro Devices, Inc.	121	10,348	(2.9)
Aflac, Inc.	939	53,786	(14.8)
Agilent Technologies, Inc.	13,048	1,556,235	(429.6)
Airbnb, Inc., Class A	595	91,160	(25.2)
Alaska Air Group, Inc.	1,709	92,953	(25.7)
Alcoa Corp.	357	24,205	(6.7)
Alexandria Real Estate Equities, Inc.	3,993	727,365	(200.8)
Align Technology, Inc.	1,148	332,817	(91.9)
Ally Financial, Inc.	13,454	537,622	(148.4)
Alphabet, Inc., Class A	21	47,926	(13.2)
Alphabet, Inc., Class C	31	71,279	(19.7)
Altice USA, Inc., Class A	63,568	589,911	(162.8)
Altria Group, Inc.	58,690	3,261,403	(900.3)
Ambarella, Inc.	2,464	202,245	(55.8)
AMC Entertainment Holdings, Inc., Class A	7,917	121,130	(33.4)
American Airlines Group, Inc.	25,561	479,780	(132.4)
American Express Co.	60	10,483	(2.9)
American International Group, Inc.	7,021	410,799	(113.4)
American Tower Corp.	3,942	950,101	(262.3)
American Water Works Co., Inc.	431	66,408	(18.3)
Ameriprise Financial, Inc.	432	114,692	(31.7)
AMETEK, Inc.	6,684	843,922	(233.0)
AMN Healthcare Services, Inc.	1,859	181,717	(50.2)
Amphenol Corp., Class A	5,260	376,090	(103.8)
Antero Midstream Corp.	36,779	377,720	(104.3)
Aon PLC, Class A	850	244,792	(67.6)
Applied Materials, Inc.	1,669	184,174	(50.8)
AptarGroup, Inc.	2,604	299,017	(82.5)
Arch Capital Group Ltd.	9,027	412,263	(113.8)
Arista Networks, Inc.	978	113,027	(31.2)
Asbury Automotive Group, Inc.	1,456	267,482	(73.8)
ASGN, Inc.	4,501	510,638	(141.0)
Atmos Energy Corp.	7,381	837,005	(231.1)
Autodesk, Inc.	111	21,010	(5.8)
AutoZone, Inc.	52	101,684	(28.1)
AvalonBay Communities, Inc.	6,102	1,388,083	(383.2)
Avantor, Inc.	18,604	593,096	(163.7)
Avnet, Inc.	8,610	375,913	(103.8)
Axalta Coating Systems Ltd.	18,809	477,184	(131.7)
Axon Enterprise, Inc.	7,507	842,285	(232.5)
Baker Hughes Co.	20	620	(0.2)
Ball Corp.	9,779	793,664	(219.1)
Bank of America Corp.	16,017	571,487	(157.8)
Bank of New York Mellon Corp.	18,760	789,046	(217.8)
Baxter International, Inc.	3,037	215,809	(59.6)
Biogen, Inc.	447	92,726	(25.6)
BioMarin Pharmaceutical, Inc.	3,973	323,204	(89.2)
Black Hills Corp.	403	29,516	(8.1)
Blackline, Inc.	8,880	595,404	(164.4)
Block, Inc.	3,339	332,364	(91.7)
Blueprint Medicines Corp.	3,728	217,529	(60.0)
Boeing Co.	20,672	3,076,820	(849.4)
Booking Holdings, Inc.	408	901,806	(248.9)
Booz Allen Hamilton Holding Corp.	15,086	1,231,470	(339.9)
BorgWarner, Inc.	16,113	593,442	(163.8)
Boston Properties, Inc.	2,935	345,156	(95.3)
Brighthouse Financial, Inc.	8,310	426,802	(117.8)
Bristol-Myers Squibb Co.	1,191	89,647	(24.7)

Security	Shares	Value	% of Basket Value

United States (continued)
Brixmor Property Group, Inc.	24,563	$623,409	(172.1)%
Brown & Brown, Inc.	3,041	188,481	(52.0)
Bruker Corp.	16,048	922,600	(254.7)
Builders FirstSource, Inc.	5,357	329,830	(91.0)
CACI International, Inc., Class A	939	249,117	(68.8)
Camden Property Trust	6,651	1,043,475	(288.1)
Capital One Financial Corp.	1,794	223,568	(61.7)
Carnival Corp.	78,788	1,363,032	(376.3)
Carnival PLC	21,674	339,810	(93.8)
Carrier Global Corp.	1,217	46,575	(12.9)
Catalent, Inc.	3,244	293,777	(81.1)
Cboe Global Markets, Inc.	4,122	465,704	(128.6)
ChampionX Corp.	18,445	389,190	(107.4)
Charles River Laboratories International, Inc.	2,331	562,960	(155.4)
Charles Schwab Corp.	6,345	420,864	(116.2)
Chart Industries, Inc.	463	78,164	(21.6)
Charter Communications, Inc., Class A	2,544	1,090,079	(300.9)
Chegg, Inc.	2,048	50,668	(14.0)
Chemed Corp.	335	164,616	(45.4)
Cheniere Energy, Inc.	1,167	158,490	(43.8)
Chesapeake Energy Corp.	18,109	1,485,300	(410.0)
Chevron Corp.	1,049	164,347	(45.4)
Choice Hotels International, Inc.	2,909	408,598	(112.8)
Ciena Corp.	3,350	184,820	(51.0)
Cincinnati Financial Corp.	2,098	257,341	(71.0)
Cirrus Logic, Inc.	3,162	239,680	(66.2)
Cisco Systems, Inc.	7,818	382,926	(105.7)
Citigroup, Inc.	19,268	928,910	(256.4)
Clean Harbors, Inc.	1,591	166,944	(46.1)
Clorox Co.	5,266	755,513	(208.6)
CMS Energy Corp.	8,792	603,922	(166.7)
Coca-Cola Co.	7,840	506,542	(139.8)
Colgate-Palmolive Co.	19,065	1,468,958	(405.5)
ConocoPhillips	4,350	415,512	(114.7)
Continental Resources, Inc.	18,433	1,024,322	(282.8)
CoStar Group, Inc.	6,528	415,311	(114.6)
Costco Wholesale Corp.	4,399	2,339,036	(645.7)
Coupa Software, Inc.	5,493	474,046	(130.9)
Credit Acceptance Corp.	324	166,050	(45.8)
Crocs, Inc.	4,391	291,694	(80.5)
Crown Castle International Corp.	9,122	1,689,486	(466.4)
CubeSmart	7,037	334,328	(92.3)
Cummins, Inc.	1,914	362,110	(100.0)
Danaher Corp.	2,476	621,798	(171.6)
DaVita, Inc.	1,050	113,789	(31.4)
DexCom, Inc.	233	95,199	(26.3)
Dick’s Sporting Goods, Inc.	2,935	282,993	(78.1)
Digital Turbine, Inc.	1,065	33,707	(9.3)
Dominion Energy, Inc.	282	23,022	(6.4)
Domino’s Pizza, Inc.	139	46,982	(13.0)
Donaldson Co., Inc.	6,374	312,581	(86.3)
DraftKings, Inc., Class A	3,939	53,886	(14.9)
Duke Realty Corp.	9,166	501,839	(138.5)
East West Bancorp, Inc.	9,762	696,031	(192.1)
Eaton Corp. PLC	1,316	190,846	(52.7)
eBay, Inc.	6,420	333,326	(92.0)
Ecolab, Inc.	4,610	780,657	(215.5)
Edison International	1,158	79,659	(22.0)
Elanco Animal Health, Inc.	842	21,311	(5.9)
Eli Lilly & Co.	2,793	815,919	(225.2)
EOG Resources, Inc.	11,314	1,321,023	(364.7)
EPAM Systems, Inc.	504	133,555	(36.9)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
EQT Corp.	748	$29,733	(8.2)%
Equifax, Inc.	1,660	337,843	(93.3)
Equinix, Inc.	1,305	938,399	(259.0)
Equity LifeStyle Properties, Inc.	4,175	322,644	(89.1)
Equity Residential	962	78,403	(21.6)
Erie Indemnity Co., Class A	1,616	259,012	(71.5)
Etsy, Inc.	4,899	456,538	(126.0)
Evercore, Inc., Class A	1,574	166,451	(45.9)
Evoqua Water Technologies Corp.	10,275	428,365	(118.3)
Exelixis, Inc.	7,215	161,183	(44.5)
Expedia Group, Inc.	563	98,384	(27.2)
Expeditors International of Washington, Inc.	7,425	735,595	(203.1)
Exxon Mobil Corp.	8,103	690,781	(190.7)
F5, Inc.	427	71,484	(19.7)
FactSet Research Systems, Inc.	31	12,508	(3.5)
Fair Isaac Corp.	1,033	385,836	(106.5)
Fate Therapeutics, Inc.	5,316	151,825	(41.9)
Federal Realty Investment Trust	5,151	602,976	(166.5)
First Industrial Realty Trust, Inc.	5,236	303,688	(83.8)
First Solar, Inc.	978	71,423	(19.7)
Floor & Decor Holdings, Inc., Class A	5,453	434,713	(120.0)
Fortinet, Inc.	975	281,785	(77.8)
Fox Corp., Class A	27,746	994,417	(274.5)
Fox Corp., Class B	15,112	502,323	(138.7)
FTI Consulting, Inc.	878	138,469	(38.2)
Gap, Inc.	24,813	308,177	(85.1)
Garmin Ltd.	8,489	931,583	(257.2)
General Dynamics Corp.	16,418	3,883,350	(1,072.0)
General Electric Co.	15,270	1,138,378	(314.2)
Global Payments, Inc.	3,634	497,785	(137.4)
Globe Life, Inc.	690	67,675	(18.7)
Globus Medical, Inc., Class A	5,343	353,813	(97.7)
Goodyear Tire & Rubber Co.	31,640	421,445	(116.3)
Guidewire Software, Inc.	9,271	806,021	(222.5)
H&R Block, Inc.	1,579	41,165	(11.4)
Halliburton Co.	904	32,200	(8.9)
Halozyme Therapeutics, Inc.	2,774	110,683	(30.6)
Hanesbrands, Inc.	6,346	84,148	(23.2)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,307	172,237	(47.5)
Harley-Davidson, Inc.	11,311	412,286	(113.8)
Hartford Financial Services Group, Inc.	9,505	664,685	(183.5)
Healthcare Realty Trust, Inc.	2,269	61,445	(17.0)
HealthEquity, Inc.	3,307	206,092	(56.9)
Healthpeak Properties, Inc.	1,403	46,032	(12.7)
HEICO Corp.	4,064	573,959	(158.4)
HEICO Corp., Class A	4,982	581,100	(160.4)
Helmerich & Payne, Inc.	4,289	197,423	(54.5)
Henry Schein, Inc.	3,091	250,680	(69.2)
Herbalife Nutrition Ltd.	10,751	285,762	(78.9)
Hewlett Packard Enterprise Co.	466	7,181	(2.0)
Hexcel Corp.	12,329	670,204	(185.0)
Highwoods Properties, Inc.	21,756	888,515	(245.3)
Hologic, Inc.	6,072	437,123	(120.7)
Home Depot, Inc.	1,002	301,001	(83.1)
Honeywell International, Inc.	2,747	531,572	(146.7)
Horizon Therapeutics PLC	2,000	197,120	(54.4)
Houlihan Lokey, Inc.	443	36,897	(10.2)
HubSpot, Inc.	647	245,491	(67.8)
Huntington Bancshares, Inc.	20,938	275,335	(76.0)
Huntington Ingalls Industries, Inc.	12,934	2,751,579	(759.6)
Huntsman Corp.	6,182	209,384	(57.8)

Security	Shares	Value	% of Basket Value

United States (continued)
Hyatt Hotels Corp., Class A	339	$32,191	(8.9)%
IDACORP, Inc.	666	70,050	(19.3)
IDEXX Laboratories, Inc.	1,100	473,528	(130.7)
II-VI, Inc.	2,769	169,490	(46.8)
Illinois Tool Works, Inc.	2,342	461,632	(127.4)
Illumina, Inc.	890	264,019	(72.9)
Incyte Corp.	370	27,735	(7.7)
Integra LifeSciences Holdings Corp.	6,211	379,865	(104.9)
Intellia Therapeutics, Inc.	1,095	53,688	(14.8)
Interactive Brokers Group, Inc., Class A	58	3,454	(1.0)
Intercontinental Exchange, Inc.	2,561	296,589	(81.9)
International Game Technology PLC	30,086	656,777	(181.3)
Interpublic Group of Cos., Inc.	8,840	288,361	(79.6)
Intuit, Inc.	854	357,613	(98.7)
Iridium Communications, Inc.	9,873	352,565	(97.3)
ITT, Inc.	1,541	108,209	(29.9)
Jacobs Engineering Group, Inc.	1,578	218,632	(60.4)
JB Hunt Transport Services, Inc.	1,900	324,615	(89.6)
JetBlue Airways Corp.	14,122	155,483	(42.9)
Johnson Controls International PLC	8,663	518,654	(143.2)
Jones Lang LaSalle, Inc.	1,219	266,632	(73.6)
JPMorgan Chase & Co.	2,540	303,174	(83.7)
Kellogg Co.	4,434	303,729	(83.8)
Keurig Dr Pepper, Inc.	15,730	588,302	(162.4)
KeyCorp	8,833	170,565	(47.1)
Keysight Technologies, Inc.	4,060	569,496	(157.2)
Kinder Morgan, Inc.	9,046	164,185	(45.3)
Kirby Corp.	4,431	288,901	(79.8)
KLA Corp.	2,252	718,974	(198.5)
Lamar Advertising Co., Class A	5,077	560,552	(154.7)
Landstar System, Inc.	483	74,817	(20.7)
Las Vegas Sands Corp.	1,350	47,831	(13.2)
Lear Corp.	5,054	646,609	(178.5)
Leggett & Platt, Inc.	9,630	343,117	(94.7)
Leidos Holdings, Inc.	1,877	194,288	(53.6)
Lennox International, Inc.	1,180	251,564	(69.4)
Leslie’s, Inc.	10,002	196,039	(54.1)
Levi Strauss & Co., Class A	24,484	443,405	(122.4)
Liberty Media Corp. - Liberty SiriusXM, Class C	690	28,897	(8.0)
Life Storage, Inc.	660	87,443	(24.1)
Lincoln Electric Holdings, Inc.	3,711	499,983	(138.0)
Lincoln National Corp.	19,521	1,174,188	(324.1)
Lithia Motors, Inc.	1,586	449,044	(124.0)
Live Nation Entertainment, Inc.	1,824	191,301	(52.8)
Livent Corp.	18,715	399,752	(110.4)
Lockheed Martin Corp.	6,530	2,821,744	(778.9)
Lowe’s Cos., Inc.	1,297	256,456	(70.8)
LPL Financial Holdings, Inc.	2,283	428,907	(118.4)
Lumen Technologies, Inc.	24,367	245,132	(67.7)
Lumentum Holdings, Inc.	3,690	299,665	(82.7)
MACOM Technology Solutions Holdings, Inc., Class H	8,153	415,395	(114.7)
Manhattan Associates, Inc.	4,090	533,950	(147.4)
ManpowerGroup, Inc.	558	50,332	(13.9)
Marathon Oil Corp.	22,574	562,544	(155.3)
MarketAxess Holdings, Inc.	1,583	417,295	(115.2)
Martin Marietta Materials, Inc.	1,469	520,349	(143.6)
Marvell Technology, Inc.	2,066	119,993	(33.1)
Masimo Corp.	15,587	1,760,863	(486.1)
Matson, Inc.	544	46,795	(12.9)
MaxLinear, Inc.	4,132	197,799	(54.6)
Medical Properties Trust, Inc.	15,419	283,555	(78.3)

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Merck & Co., Inc.	4,534	$402,120	(111.0)%
Meritage Homes Corp.	1,146	94,602	(26.1)
MetLife, Inc.	18,433	1,210,679	(334.2)
MGIC Investment Corp.	18,154	237,091	(65.4)
Microchip Technology, Inc.	3,126	203,815	(56.3)
Microsoft Corp.	494	137,095	(37.8)
MicroStrategy, Inc., Class A	26	9,208	(2.5)
Mid-America Apartment Communities, Inc.	8,908	1,752,025	(483.6)
Molson Coors Beverage Co., Class B	14,235	770,683	(212.7)
MongoDB, Inc.	471	167,172	(46.1)
Monolithic Power Systems, Inc.	1,264	495,791	(136.9)
Moody’s Corp.	843	266,793	(73.6)
Morningstar, Inc.	3,736	946,067	(261.2)
Murphy USA, Inc.	1,709	399,222	(110.2)
National Vision Holdings, Inc.	6,841	257,564	(71.1)
NetApp, Inc.	9,452	692,359	(191.1)
Netflix, Inc.	4,631	881,557	(243.4)
New Relic, Inc.	2,299	145,458	(40.2)
New York Community Bancorp, Inc.	52,466	484,786	(133.8)
New York Times Co., Class A	977	37,439	(10.3)
Newell Brands, Inc.	15,454	357,760	(98.8)
Nexstar Media Group, Inc., Class A	412	65,269	(18.0)
Nordson Corp.	772	166,513	(46.0)
Nordstrom, Inc.	32,315	830,495	(229.3)
Norfolk Southern Corp.	959	247,307	(68.3)
Northrop Grumman Corp.	2,076	912,194	(251.8)
NortonLifeLock, Inc.	746	18,680	(5.2)
Norwegian Cruise Line Holdings Ltd.	16,820	336,905	(93.0)
NOV, Inc.	7,209	130,699	(36.1)
Novocure Ltd.	1,647	126,127	(34.8)
NRG Energy, Inc.	10,843	389,264	(107.5)
Nutanix, Inc., Class A	20,552	514,417	(142.0)
NVIDIA Corp.	600	111,282	(30.7)
Occidental Petroleum Corp.	4,200	231,378	(63.9)
Okta, Inc.	1,369	163,335	(45.1)
Old Dominion Freight Line, Inc.	405	113,449	(31.3)
Old National Bancorp	7,408	112,305	(31.0)
Omnicell, Inc.	4,535	495,086	(136.7)
ONEOK, Inc.	4,898	310,190	(85.6)
Oracle Corp.	961	70,537	(19.5)
Ormat Technologies, Inc.	7,496	582,439	(160.8)
Oshkosh Corp.	1,015	93,827	(25.9)
Ovintiv Inc.	6,788	347,418	(95.9)
PACCAR, Inc.	1,670	138,694	(38.3)
PacWest Bancorp	4,874	160,306	(44.3)
Palo Alto Networks, Inc.	337	189,151	(52.2)
Papa John’s International, Inc.	781	71,110	(19.6)
Park Hotels & Resorts, Inc.	15,711	309,664	(85.5)
Paycom Software, Inc.	3,729	1,049,602	(289.7)
Paylocity Holding Corp.	2,829	536,463	(148.1)
PayPal Holdings, Inc.	4,911	431,824	(119.2)
Penn National Gaming, Inc.	1,807	66,082	(18.2)
Penske Automotive Group, Inc.	6,263	656,488	(181.2)
Pentair PLC	6,407	325,155	(89.8)
Penumbra, Inc.	793	136,840	(37.8)
Perrigo Co. PLC	5,270	180,761	(49.9)
Pfizer, Inc.	7,431	364,639	(100.7)
PG&E Corp.	24,061	304,372	(84.0)
Phillips 66	7,818	678,290	(187.2)
Pinnacle Financial Partners, Inc.	4,720	366,036	(101.0)
Planet Fitness, Inc., Class A	10,202	816,466	(225.4)
Plug Power, Inc.	7,222	151,806	(41.9)

Security	Shares	Value	% of Basket Value

United States (continued)
PNC Financial Services Group, Inc.	3,579	$594,472	(164.1)%
Portland General Electric Co.	3,989	188,799	(52.1)
Power Integrations, Inc.	9,187	734,960	(202.9)
PPG Industries, Inc.	1,345	172,147	(47.5)
Principal Financial Group, Inc.	7,283	496,264	(137.0)
PTC, Inc.	3,531	403,276	(111.3)
Public Service Enterprise Group, Inc.	2,529	176,170	(48.6)
Public Storage	766	284,569	(78.6)
PulteGroup, Inc.	12,935	540,166	(149.1)
PVH Corp.	7,371	536,461	(148.1)
Qorvo, Inc.	1,467	166,915	(46.1)
Qualys, Inc.	4,570	622,800	(171.9)
Quidel Corp.	1,664	167,432	(46.2)
Radian Group, Inc.	15,193	324,978	(89.7)
Ralph Lauren Corp.	10,372	1,082,214	(298.7)
Rapid7, Inc.	7,264	693,857	(191.5)
Raytheon Technologies Corp.	18,853	1,789,338	(493.9)
Regency Centers Corp.	1,577	108,545	(30.0)
Reinsurance Group of America, Inc.	235	25,220	(7.0)
Reliance Steel & Aluminum Co.	2,124	421,083	(116.2)
Repligen Corp.	527	82,865	(22.9)
ResMed, Inc.	787	157,376	(43.4)
Rexford Industrial Realty, Inc.	1,847	144,140	(39.8)
RingCentral, Inc., Class A	8,275	702,134	(193.8)
Robert Half International, Inc.	114	11,207	(3.1)
Roku, Inc.	6,143	570,685	(157.5)
Roper Technologies, Inc.	632	296,989	(82.0)
Royal Caribbean Cruises Ltd.	14,841	1,153,591	(318.4)
Ryder System, Inc.	7,834	547,597	(151.2)
salesforce.com, Inc.	345	60,699	(16.8)
Schlumberger NV	21,742	848,155	(234.1)
Science Applications International Corp.	2,345	195,174	(53.9)
Seagen, Inc.	633	82,929	(22.9)
SEI Investments Co.	196	10,921	(3.0)
Semtech Corp.	226	13,470	(3.7)
Sensata Technologies Holding PLC	9,951	451,875	(124.7)
Service Corp. International	7,028	461,107	(127.3)
ServiceNow, Inc.	168	80,321	(22.2)
Silicon Laboratories, Inc.	1,560	210,460	(58.1)
Simon Property Group, Inc.	3,140	370,520	(102.3)
Sirius XM Holdings, Inc.	231,494	1,388,964	(383.4)
SiteOne Landscape Supply, Inc.	3,689	520,260	(143.6)
SL Green Realty Corp.	5,419	375,103	(103.5)
Snap, Inc., Class A	15,885	452,087	(124.8)
Spirit AeroSystems Holdings, Inc., Class A	2,155	90,596	(25.0)
STAAR Surgical Co.	3,008	171,727	(47.4)
Stifel Financial Corp.	9,085	561,907	(155.1)
STORE Capital Corp.	12,072	343,207	(94.7)
Stryker Corp.	152	36,672	(10.1)
Switch, Inc., Class A	2,000	59,720	(16.5)
Synchrony Financial	26,360	970,312	(267.9)
Syneos Health, Inc.	10,415	761,232	(210.1)
Sysco Corp.	5	427	(0.1)
Tandem Diabetes Care, Inc.	3,422	330,155	(91.1)
Teledyne Technologies, Inc.	529	228,290	(63.0)
Teleflex, Inc.	1,038	296,474	(81.8)
Tenable Holdings, Inc.	4,963	274,106	(75.7)
Teradata Corp.	974	40,275	(11.1)
Teradyne, Inc.	1,646	173,587	(47.9)
Tesla, Inc.	78	67,919	(18.7)
Tetra Tech, Inc.	3,864	538,178	(148.6)
Texas Instruments, Inc.	675	114,919	(31.7)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Textron, Inc.	51,674	$3,578,424	(987.8)%
Thermo Fisher Scientific, Inc.	260	143,759	(39.7)
Timken Co.	5,976	344,457	(95.1)
TJX Cos., Inc.	17,274	1,058,551	(292.2)
TransDigm Group, Inc.	564	335,473	(92.6)
Travel + Leisure Co.	32,145	1,783,405	(492.3)
Travelers Cos., Inc.	1,453	248,550	(68.6)
Trex Co., Inc.	191	11,114	(3.1)
TripAdvisor, Inc.	6,261	160,720	(44.4)
Truist Financial Corp.	9,910	479,149	(132.3)
Twilio, Inc., Class A	3,334	372,808	(102.9)
U.S. Bancorp	551	26,757	(7.4)
UDR, Inc.	15,001	798,203	(220.3)
Ulta Beauty, Inc.	741	294,029	(81.2)
Ultragenyx Pharmaceutical, Inc.	1,377	97,340	(26.9)
Union Pacific Corp.	1,953	457,568	(126.3)
United Airlines Holdings, Inc.	7,260	366,630	(101.2)
United Parcel Service, Inc., Class B	3,127	562,797	(155.4)
United Rentals, Inc.	2,025	640,953	(176.9)
United States Steel Corp.	6,904	210,503	(58.1)
United Therapeutics Corp.	371	65,875	(18.2)
UnitedHealth Group, Inc.	373	189,689	(52.4)
Unum Group	1,044	31,863	(8.8)
Valero Energy Corp.	7,524	838,776	(231.5)
Valvoline, Inc.	3,187	96,343	(26.6)
Varonis Systems, Inc.	3,471	149,947	(41.4)
Veeva Systems, Inc., Class A	4,290	780,565	(215.5)
Verisk Analytics, Inc.	1,187	242,207	(66.9)
VF Corp.	1,933	100,516	(27.7)
ViacomCBS, Inc., Class B	13,133	382,433	(105.6)
Viatris, Inc.	9,627	99,447	(27.5)
Visa, Inc., Class A	5,021	1,070,126	(295.4)
Vistra Corp.	36,558	914,681	(252.5)
Voya Financial, Inc.	8,861	559,484	(154.4)
Walt Disney Co.	5,514	615,528	(169.9)
Waters Corp.	1,943	588,768	(162.5)
Watsco, Inc.	44	11,738	(3.2)
Wells Fargo & Co.	6,957	303,534	(83.8)
Western Alliance Bancorp	4,063	309,235	(85.4)
Western Union Co.	64,236	1,076,595	(297.2)
Westrock Co.	219	10,847	(3.0)
WEX, Inc.	1,205	200,319	(55.3)
Whirlpool Corp.	2,907	527,679	(145.7)
Willis Towers Watson PLC	484	103,992	(28.7)
Wintrust Financial Corp.	4,528	395,385	(109.1)
Workday, Inc., Class A	3,740	773,058	(213.4)
World Wrestling Entertainment, Inc., Class A	7,910	461,865	(127.5)
Wynn Resorts Ltd.	221	15,576	(4.3)
XPO Logistics, Inc.	4,816	259,053	(71.5)
Ziff Davis, Inc.	3,318	293,178	(80.9)
Zions Bancorp NA	4,879	275,712	(76.1)
Zoetis, Inc.	1,100	194,975	(53.8)
Zoom Video Communications, Inc., Class A	674	67,110	(18.5)
Zscaler, Inc.	1,882	381,557	(105.3)

		182,154,350

Security	Shares	Value	% of Basket Value

United States (continued)

Preferred Stocks

Germany
Fuchs Petrolub SE, Preference Shares	15,295	$482,423	(133.2)%
Sartorius AG, Preference Shares	21	7,874	(2.2)

		490,297

Warrants

Australia
Magellan Financial Group Ltd.	465	514	(0.1)

Total Reference Entity — Long		346,948,492

Reference Entity — Short

Common Stocks

Australia
Appen Ltd.	(51,925)	(237,190)	65.5
Beach Energy Ltd.	(450,251)	(513,339)	141.7
Bendigo & Adelaide Bank Ltd.	(8,891)	(66,903)	18.5
BHP Group Ltd.	(8,319)	(278,790)	76.9
Mineral Resources Ltd.	(9,855)	(400,440)	110.5
Newcrest Mining Ltd.	(12,030)	(225,916)	62.4
Newcrest Mining Ltd. NPV	(13,589)	(256,833)	70.9
Orica Ltd.	(11,813)	(135,741)	37.5
Reece Ltd.	(55,625)	(675,822)	186.5
Seven Group Holdings Ltd.	(24,241)	(338,208)	93.3
TPG Telecom Ltd.	(147,198)	(603,406)	166.6
Vicinity Centres	(1,079,633)	(1,408,720)	388.9

		(5,141,308)

Austria
BAWAG Group AG	(6,288)	(298,579)	82.4
OMV AG	(15,054)	(769,525)	212.4
Telekom Austria AG	(6,015)	(42,885)	11.9

		(1,110,989)

Belgium
Anheuser-Busch InBev SA/NV	(2,644)	(152,135)	42.0
Etablissements Franz Colruyt NV	(665)	(24,419)	6.7
Galapagos NV	(388)	(22,781)	6.3
Solvay SA	(2,935)	(275,999)	76.2

		(475,334)

Bermuda
Everest Re Group Ltd.	(1,336)	(367,013)	101.3
Signet Jewelers Ltd.	(4,232)	(297,086)	82.0
Triton International Ltd.	(550)	(33,599)	9.3

		(697,698)

Canada
AbCellera Biologics, Inc.	(30,582)	(234,564)	64.8
Alimentation Couche-Tard, Inc.	(18,254)	(812,631)	224.3
Allied Properties Real Estate Investment Trust	(25,638)	(832,813)	229.9
Brookfield Asset Management, Inc., Class A	(1,816)	(90,584)	25.0
Canadian Apartment Properties REIT	(17,460)	(683,912)	188.8
Canadian Solar, Inc.	(8,841)	(243,304)	67.2
Canadian Tire Corp. Ltd., Class A	(3,130)	(431,132)	119.0
Capital Power Corp.	(16,945)	(556,897)	153.7
CCL Industries, Inc., Class B	(12,704)	(553,887)	152.9
Constellation Software, Inc.	(341)	(536,689)	148.2
Dollarama, Inc.	(179)	(9,952)	2.7
Dream Industrial Real Estate Investment Trust	(35,178)	(409,655)	113.1
Element Fleet Management Corp.	(22,936)	(204,784)	56.5

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
Empire Co. Ltd.	(13,129)	$(433,631)	119.7%
Fairfax Financial Holdings Ltd.	(1,693)	(930,244)	256.8
Finning International, Inc.	(2,989)	(84,087)	23.2
H&R Real Estate Investment Trust	(47,851)	(476,033)	131.4
iA Financial Corp., Inc.	(8,203)	(428,907)	118.4
Loblaw Cos. Ltd.	(11,925)	(1,090,808)	301.1
MEG Energy Corp.	(24,507)	(368,182)	101.6
Metro, Inc.	(24,581)	(1,351,080)	373.0
National Bank of Canada	(826)	(57,688)	15.9
Nuvei Corp.	(4,844)	(270,885)	74.8
Onex Corp.	(4,691)	(281,865)	77.8
Parkland Corp.	(9,919)	(281,745)	77.8
Power Corp. of Canada	(41,940)	(1,234,058)	340.7
Quebecor, Inc., Class B	(6,178)	(145,379)	40.1
Saputo, Inc.	(6,054)	(129,407)	35.7
SmartCentres Real Estate Investment Trust	(17,598)	(428,632)	118.3
SNC-Lavalin Group Inc.	(1,416)	(31,491)	8.7
Stelco Holdings, Inc.	(3,565)	(130,123)	35.9
Sun Life Financial, Inc.	(4,482)	(222,975)	61.6
Topicus.com, Inc.	(1,042)	(64,808)	17.9
Toromont Industries Ltd.	(119)	(10,476)	2.9
Tourmaline Oil Corp.	(418)	(21,527)	5.9

		(14,074,835)

China
Futu Holdings Ltd., ADR	(11,647)	(372,587)	102.9
Yangzijiang Shipbuilding Holdings Ltd.	(469,200)	(306,117)	84.5

		(678,704)

Denmark
Ambu A/S, Class B	(6,674)	(87,846)	24.2
AP Moller - Maersk A/S, Class A	(50)	(141,532)	39.1
AP Moller - Maersk A/S, Class B	(128)	(370,461)	102.2
Carlsberg A/S, Class B	(887)	(112,679)	31.1
Chr Hansen Holding A/S	(2,961)	(230,691)	63.7
Danske Bank A/S	(14,330)	(219,806)	60.7
Orsted A/S	(3,961)	(438,207)	121.0
Rockwool International A/S, B Shares	(421)	(117,745)	32.5
Royal Unibrew A/S	(2,993)	(257,970)	71.2
Vestas Wind Systems A/S	(7,851)	(200,208)	55.3

		(2,177,145)

Finland
Elisa OYJ	(3,190)	(187,002)	51.6
Huhtamaki OYJ	(3,127)	(118,201)	32.6
Kojamo OYJ	(6,265)	(124,631)	34.4
Kone OYJ, Class B	(1,761)	(84,665)	23.4
Orion OYJ, Class B	(2,038)	(79,936)	22.1
UPM-Kymmene OYJ	(51,688)	(1,788,006)	493.6

		(2,382,441)

France
Constellium SE	(9,376)	(156,485)	43.2

Germany
Adidas AG	(6,771)	(1,365,434)	376.9
AIXTRON SE	(3,065)	(78,577)	21.7
Aurubis AG	(1,507)	(171,255)	47.3
Auto1 Group SE	(16,833)	(176,244)	48.7
Bayer AG	(1,666)	(109,741)	30.3
Bayerische Motoren Werke AG	(2,370)	(174,594)	48.2
Bechtle AG	(3,278)	(151,475)	41.8
Brenntag SE	(7,462)	(575,794)	159.0

Security	Shares	Value	% of Basket Value

Germany (continued)
Carl Zeiss Meditec AG	(278)	$(34,918)	9.6%
Continental AG	(2,307)	(158,124)	43.7
Daimler Truck Holding AG	(23,947)	(644,048)	177.8
Delivery Hero SE	(1,907)	(67,037)	18.5
Deutsche Lufthansa AG	(18,663)	(138,845)	38.3
Deutsche Telekom AG	(57,850)	(1,065,663)	294.2
Deutsche Wohnen SE	(3,438)	(98,464)	27.2
DWS Group GmbH & Co. KGaA	(3,967)	(130,548)	36.0
Evotec SE	(5,233)	(127,415)	35.2
Fielmann AG	(6,702)	(338,799)	93.5
Fresenius Medical Care AG & Co. KGaA	(9,307)	(578,773)	159.8
Fresenius SE & Co. KGaA	(10,948)	(386,989)	106.8
Puma SE	(1,856)	(136,562)	37.7
Siemens Healthineers AG	(9,979)	(533,577)	147.3
Siltronic AG	(7,030)	(660,181)	182.2
SUSE SA	(14,821)	(480,298)	132.6
Telefonica Deutschland Holding AG	(36,415)	(109,519)	30.2
Uniper SE	(7,805)	(200,625)	55.4
Volkswagen AG	(779)	(168,935)	46.6
Vonovia SE	(19,641)	(782,516)	216.0
Wacker Chemie AG	(932)	(147,879)	40.8

		(9,792,829)

Hong Kong
Hongkong Land Holdings Ltd.	(38,000)	(177,269)	48.9
Jardine Matheson Holdings Ltd.	(400)	(21,252)	5.9
Vitasoy International Holdings Ltd.	(188,000)	(340,858)	94.1

		(539,379)

Ireland
AerCap Holdings NV	(5,043)	(235,559)	65.0
Allegion PLC	(1,648)	(188,267)	52.0
Bank of Ireland Group PLC	(16,746)	(101,493)	28.0
DCC PLC	(12,815)	(970,979)	268.0
Smurfit Kappa Group PLC	(9,901)	(418,374)	115.5

		(1,914,672)

Isle of Man
GVC Holdings PLC	(27,164)	(510,420)	140.9

Israel
Ashtrom Group Ltd.	(40,084)	(1,117,789)	308.6
Fiverr International Ltd.	(860)	(45,795)	12.6
Global-e Online Ltd.	(9,465)	(213,341)	58.9
Inmode Ltd.	(8,296)	(208,313)	57.5
ironSource Ltd., Class A	(15,792)	(60,483)	16.7
Kornit Digital Ltd.	(334)	(22,211)	6.1
Shapir Engineering and Industry Ltd.	(35,642)	(333,474)	92.1
Shikun & Binui Ltd.	(5,539)	(32,655)	9.0
Wix.com Ltd.	(3,814)	(287,804)	79.4
ZIM Integrated Shipping Services Ltd.	(4,373)	(243,270)	67.2

		(2,565,135)

Italy
DiaSorin SpA	(2,098)	(274,821)	75.9
FinecoBank Banca Fineco SpA	(20,061)	(278,875)	77.0
Infrastrutture Wireless Italiane SpA	(62,558)	(667,514)	184.3
Intesa Sanpaolo SpA	(35,205)	(71,738)	19.8
Nexi SpA	(15,329)	(150,346)	41.5
Poste Italiane SpA	(9,197)	(90,123)	24.9
Prysmian SpA	(2,634)	(85,671)	23.6
Recordati Industria Chimica e Farmaceutica SpA	(7,256)	(349,655)	96.5

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Italy (continued)
Snam SpA	(109,656)	$(601,419)	166.0%
Unipol Gruppo SpA	(66,123)	(360,543)	99.5

		(2,930,705)

Japan
Advance Residence Investment Corp.	(18)	(49,447)	13.6
AEON REIT Investment Corp.	(100)	(114,811)	31.7
AGC, Inc.	(1,900)	(71,230)	19.7
Ain Holdings, Inc.	(7,900)	(354,352)	97.8
Air Water, Inc.	(5,600)	(74,328)	20.5
Aisin Corp.	(5,700)	(165,588)	45.7
Ariake Japan Co. Ltd.	(1,300)	(52,158)	14.4
Asahi Intecc Co. Ltd.	(2,300)	(44,445)	12.3
Asics Corp.	(2,800)	(44,175)	12.2
ASKUL Corp.	(15,300)	(187,357)	51.7
Bank of Kyoto Ltd.	(500)	(21,784)	6.0
Benefit One, Inc.	(10,400)	(157,689)	43.5
Bridgestone Corp.	(10,800)	(395,860)	109.3
Brother Industries Ltd.	(12,000)	(208,555)	57.6
Canon Marketing Japan, Inc.	(2,700)	(58,752)	16.2
Central Japan Railway Co.	(2,500)	(314,713)	86.9
Chiba Bank Ltd.	(12,200)	(70,312)	19.4
Concordia Financial Group Ltd.	(89,400)	(325,336)	89.8
Credit Saison Co. Ltd.	(7,000)	(78,844)	21.8
CyberAgent, Inc.	(2,800)	(29,582)	8.2
Dai Nippon Printing Co. Ltd.	(7,500)	(156,735)	43.3
Daicel Corp.	(16,700)	(102,087)	28.2
Daido Steel Co. Ltd.	(1,600)	(45,640)	12.6
Dai-ichi Life Holdings, Inc.	(3,200)	(64,077)	17.7
Daiichikosho Co. Ltd.	(1,200)	(32,730)	9.0
Daio Paper Corp.	(800)	(9,539)	2.6
Daiwa House REIT Investment Corp.	(87)	(211,758)	58.5
Daiwa Securities Group, Inc.	(69,800)	(342,099)	94.4
DeNA Co. Ltd.	(7,200)	(104,357)	28.8
Denka Co. Ltd.	(3,400)	(91,147)	25.2
Descente Ltd.	(1,000)	(19,204)	5.3
DIC Corp.	(6,900)	(131,574)	36.3
East Japan Railway Co.	(18,500)	(964,715)	266.3
ENEOS Holdings, Inc.	(117,900)	(414,844)	114.5
Ezaki Glico Co. Ltd.	(5,100)	(146,210)	40.4
Fancl Corp.	(21,300)	(407,746)	112.6
Fast Retailing Co. Ltd.	(400)	(184,162)	50.8
Fuji Electric Co. Ltd.	(7,000)	(306,955)	84.7
Fuji Kyuko Co. Ltd.	(18,100)	(572,763)	158.1
Fuji Media Holdings, Inc.	(17,900)	(154,599)	42.7
Fuji Oil Holdings, Inc.	(6,700)	(95,085)	26.2
Fujitsu General Ltd.	(20,500)	(364,369)	100.6
Fukuoka Financial Group, Inc.	(11,300)	(206,466)	57.0
Fukuyama Transporting Co. Ltd.	(800)	(22,392)	6.2
Fuyo General Lease Co. Ltd.	(700)	(37,873)	10.5
GMO internet, Inc.	(7,000)	(139,896)	38.6
Goldwin, Inc.	(5,700)	(285,898)	78.9
GS Yuasa Corp.	(3,500)	(60,691)	16.8
Hachijuni Bank Ltd.	(127,800)	(421,451)	116.3
Hakuhodo DY Holdings, Inc.	(11,900)	(140,439)	38.8
Haseko Corp.	(19,000)	(208,184)	57.5
Heiwa Corp.	(7,700)	(115,774)	32.0
Hikari Tsushin, Inc.	(1,400)	(163,931)	45.2
Hitachi Ltd.	(6,300)	(298,787)	82.5
Hitachi Metals Ltd.	(30,400)	(474,382)	130.9
Horiba Ltd.	(4,800)	(233,536)	64.5

Security	Shares	Value	% of Basket Value

Japan (continued)
House Foods Group, Inc.	(8,700)	$(203,618)	56.2%
Ibiden Co. Ltd.	(3,200)	(119,590)	33.0
Idemitsu Kosan Co. Ltd.	(6,200)	(163,401)	45.1
Iida Group Holdings Co. Ltd.	(7,600)	(120,875)	33.4
Industrial & Infrastructure Fund Investment Corp.	(48)	(68,874)	19.0
Isetan Mitsukoshi Holdings Ltd.	(1,700)	(12,617)	3.5
Isuzu Motors Ltd.	(4,800)	(55,996)	15.5
Ito En Ltd.	(900)	(36,986)	10.2
Iwatani Corp.	(13,000)	(517,228)	142.8
Iyo Bank Ltd.	(20,000)	(96,978)	26.8
Japan Airlines Co. Ltd.	(23,800)	(392,925)	108.5
Japan Airport Terminal Co. Ltd.	(10,200)	(422,652)	116.7
Japan Aviation Electronics Industry Ltd.	(36,600)	(511,782)	141.3
Japan Hotel REIT Investment Corp.	(554)	(281,369)	77.7
Japan Logistics Fund, Inc.	(36)	(87,858)	24.3
Japan Metropolitan Fund Invest	(225)	(178,836)	49.4
Japan Post Insurance Co. Ltd.	(9,000)	(145,528)	40.2
Japan Real Estate Investment Corp.	(25)	(120,996)	33.4
JCR Pharmaceuticals Co. Ltd.	(5,500)	(102,217)	28.2
JTEKT Corp.	(3,900)	(27,190)	7.5
Justsystems Corp.	(21,100)	(917,077)	253.2
Kagome Co. Ltd.	(5,200)	(130,135)	35.9
Kajima Corp.	(17,800)	(198,372)	54.8
Kaken Pharmaceutical Co. Ltd.	(4,500)	(136,360)	37.6
Kaneka Corp.	(2,900)	(77,597)	21.4
Kawasaki Heavy Industries Ltd.	(1,500)	(26,674)	7.4
Keihan Holdings Co. Ltd.	(1,300)	(27,729)	7.7
Keikyu Corp.	(5,100)	(51,370)	14.2
Kenedix Office Investment Corp.	(12)	(62,720)	17.3
Kinden Corp.	(6,100)	(72,282)	20.0
Kobayashi Pharmaceutical Co. Ltd.	(1,100)	(75,014)	20.7
Kobe Steel Ltd.	(27,200)	(117,921)	32.5
Kotobuki Spirits Co. Ltd.	(4,900)	(257,922)	71.2
K’s Holdings Corp.	(13,700)	(135,673)	37.4
Kubota Corp.	(4,400)	(74,750)	20.6
Kurita Water Industries Ltd.	(3,900)	(133,054)	36.7
Kyushu Electric Power Co., Inc.	(9,800)	(61,509)	17.0
Kyushu Financial Group, Inc.	(3,900)	(11,969)	3.3
Lintec Corp.	(6,000)	(111,766)	30.8
Mabuchi Motor Co. Ltd.	(2,300)	(61,430)	17.0
Marui Group Co. Ltd.	(4,500)	(77,479)	21.4
Maruichi Steel Tube Ltd.	(5,300)	(113,114)	31.2
Matsui Securities Co. Ltd.	(25,000)	(154,621)	42.7
Matsumotokiyoshi Holdings Co. Ltd.	(1,300)	(42,972)	11.9
McDonald’s Holdings Co. Japan Ltd.	(27,000)	(1,071,167)	295.7
Mebuki Financial Group, Inc.	(144,200)	(290,346)	80.1
Medipal Holdings Corp.	(21,700)	(357,364)	98.6
MEIJI Holdings Co. Ltd.	(7,900)	(393,790)	108.7
Menicon Co. Ltd.	(1,600)	(34,175)	9.4
MINEBEA MITSUMI, Inc.	(11,300)	(216,804)	59.8
Mitsubishi Electric Corp.	(33,200)	(347,746)	96.0
Mitsubishi Estate Co. Ltd.	(20,500)	(298,615)	82.4
Mitsubishi Gas Chemical Co., Inc.	(4,600)	(67,174)	18.5
Mitsubishi UFJ Financial Group, Inc.	(194,300)	(1,129,538)	311.8
Mitsui Fudosan Logistics Park, Inc.	(77)	(330,132)	91.1
Miura Co. Ltd.	(3,700)	(77,284)	21.3
MonotaRO Co. Ltd.	(1,200)	(20,614)	5.7
Mori Hills REIT Investment Corp.	(59)	(66,914)	18.5
Morinaga & Co. Ltd.	(4,000)	(124,035)	34.2
Morinaga Milk Industry Co. Ltd.	(8,400)	(338,283)	93.4

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Nabtesco Corp.	(800)	$(18,246)	5.0%
Nagase & Co. Ltd.	(6,200)	(88,846)	24.5
NEC Networks & System Integration Corp.	(2,400)	(34,078)	9.4
NGK Insulators Ltd.	(14,800)	(199,084)	55.0
NGK Spark Plug Co. Ltd.	(7,100)	(108,951)	30.1
NH Foods Ltd.	(6,400)	(202,115)	55.8
NHK Spring Co. Ltd.	(21,200)	(136,929)	37.8
Nidec Corp.	(1,200)	(77,579)	21.4
Nifco, Inc.	(1,000)	(21,114)	5.8
Nihon Unisys Ltd.	(11,300)	(285,494)	78.8
Nintendo Co. Ltd.	(1,200)	(547,669)	151.2
Nippon Accommodations Fund, Inc.	(7)	(34,467)	9.5
Nippon Building Fund, Inc.	(71)	(368,583)	101.7
Nippon Kayaku Co. Ltd.	(102,000)	(888,963)	245.4
Nippon Shinyaku Co. Ltd.	(2,400)	(162,321)	44.8
Nippon Shokubai Co. Ltd.	(600)	(24,139)	6.7
Nishi-Nippon Railroad Co. Ltd.	(7,300)	(146,035)	40.3
Nisshin Seifun Group, Inc.	(9,400)	(125,310)	34.6
Noevir Holdings Co. Ltd.	(700)	(27,446)	7.6
NOF Corp.	(1,100)	(41,288)	11.4
Nomura Holdings, Inc.	(171,500)	(660,353)	182.3
Nomura Real Estate Master Fund, Inc.	(65)	(81,610)	22.5
NS Solutions Corp.	(1,600)	(47,733)	13.2
Odakyu Electric Railway Co. Ltd.	(11,100)	(168,088)	46.4
Oji Holdings Corp.	(65,600)	(310,747)	85.8
OKUMA Corp.	(5,200)	(185,855)	51.3
Open House Co. Ltd.	(8,900)	(344,382)	95.1
Oracle Corp. Japan	(1,600)	(102,818)	28.4
Orient Corp.	(41,200)	(39,547)	10.9
Oriental Land Co. Ltd.	(800)	(121,016)	33.4
ORIX Corp.	(2,900)	(52,893)	14.6
Orix JREIT, Inc.	(39)	(52,717)	14.5
OSG Corp.	(4,000)	(50,250)	13.9
Pan Pacific International Holdings Corp.	(5,300)	(81,161)	22.4
Persol Holdings Co. Ltd.	(1,600)	(31,743)	8.8
Rengo Co. Ltd.	(42,900)	(253,992)	70.1
RENOVA, Inc.	(5,300)	(65,301)	18.0
Rohto Pharmaceutical Co. Ltd.	(5,900)	(157,557)	43.5
Sankyo Co. Ltd.	(15,100)	(434,502)	119.9
Sansan, Inc.	(4,300)	(41,025)	11.3
Sanwa Holdings Corp.	(12,500)	(113,878)	31.4
Secom Co. Ltd.	(3,800)	(267,347)	73.8
Seibu Holdings, Inc.	(7,400)	(73,519)	20.3
Sekisui Chemical Co. Ltd.	(2,700)	(36,561)	10.1
Seven Bank Ltd.	(16,900)	(31,591)	8.7
SHIFT, Inc.	(200)	(37,900)	10.5
Shikoku Electric Power Co., Inc.	(14,900)	(85,668)	23.6
Shimamura Co. Ltd.	(600)	(53,213)	14.7
Shimano, Inc.	(700)	(124,029)	34.2
Shinko Electric Industries Co. Ltd.	(18,000)	(775,892)	214.2
Shinsei Bank Ltd.	(2,300)	(40,333)	11.1
Ship Healthcare Holdings, Inc.	(1,500)	(25,056)	6.9
Shiseido Co. Ltd.	(14,100)	(666,527)	184.0
Shizuoka Bank Ltd.	(47,000)	(304,093)	83.9
SHO-BOND Holdings Co. Ltd.	(900)	(37,827)	10.4
Shochiku Co. Ltd.	(1,500)	(153,091)	42.3
Sohgo Security Services Co. Ltd.	(9,100)	(252,787)	69.8
Stanley Electric Co. Ltd.	(6,700)	(115,529)	31.9
Sugi Holdings Co. Ltd.	(4,100)	(175,728)	48.5
Sumitomo Bakelite Co. Ltd.	(4,400)	(144,369)	39.8
Sumitomo Electric Industries Ltd.	(69,800)	(750,408)	207.1

Security	Shares	Value	% of Basket Value

Japan (continued)
Sushiro Global Holdings Ltd.	(1,200)	$(28,477)	7.9%
Suzuken Co Ltd/Aichi Japan	(1,800)	(53,131)	14.7
Taisho Pharmaceutical Holdings Co. Ltd.	(1,100)	(43,327)	12.0
Taiyo Nippon Sanso Corp.	(10,800)	(194,351)	53.6
Taiyo Yuden Co. Ltd.	(500)	(19,644)	5.4
Takara Holdings, Inc.	(10,300)	(86,756)	23.9
TDK Corp.	(11,300)	(349,076)	96.4
TechnoPro Holdings Inc.	(1,400)	(35,655)	9.8
THK Co. Ltd.	(21,400)	(424,072)	117.1
Tobu Railway Co. Ltd.	(5,300)	(119,134)	32.9
Toda Corp.	(28,500)	(163,747)	45.2
Toho Gas Co. Ltd.	(1,400)	(32,843)	9.1
Tokyo Electric Power Co. Holdings, Inc.	(280,500)	(968,218)	267.3
Tokyo Tatemono Co. Ltd.	(8,700)	(122,661)	33.9
Tokyu Corp.	(24,800)	(303,275)	83.7
Tokyu Fudosan Holdings Corp.	(76,400)	(397,560)	109.7
Toppan Inc.	(2,800)	(46,283)	12.8
Toshiba Corp.	(7,500)	(311,462)	86.0
Toshiba TEC Corp.	(1,200)	(40,677)	11.2
Toyo Tire Corp.	(18,800)	(215,635)	59.5
Toyoda Gosei Co. Ltd.	(9,300)	(135,427)	37.4
Toyota Boshoku Corp.	(13,900)	(221,530)	61.2
Toyota Industries Corp.	(4,600)	(275,893)	76.2
Toyota Motor Corp.	(86,700)	(1,485,492)	410.1
TS Tech Co. Ltd.	(7,200)	(75,136)	20.7
Ube Industries Ltd.	(9,600)	(148,846)	41.1
Ulvac, Inc.	(2,400)	(94,044)	26.0
United Urban Investment Corp.	(212)	(231,957)	64.0
USS Co. Ltd.	(6,700)	(111,542)	30.8
West Japan Railway Co.	(4,300)	(159,612)	44.1
Yamato Holdings Co. Ltd.	(50,100)	(937,471)	258.8
Yamato Kogyo Co. Ltd.	(13,500)	(435,688)	120.3
Yamazaki Baking Co. Ltd.	(16,500)	(203,975)	56.3
Yokogawa Electric Corp.	(7,200)	(114,786)	31.7
Zenkoku Hosho Co. Ltd.	(1,200)	(42,115)	11.6
Zeon Corp.	(7,900)	(84,125)	23.2

		(42,313,336)

Luxembourg
APERAM SA	(4,116)	(158,867)	43.9
Tenaris SA	(56,346)	(861,090)	237.7

		(1,019,957)

Netherlands
Adyen NV	(7)	(11,741)	3.3
Aegon NV	(82,401)	(427,223)	117.9
Alfen Beheer BV	(5,042)	(453,444)	125.2
ASM International NV	(873)	(262,330)	72.4
BE Semiconductor Industries NV	(3,285)	(200,249)	55.3
EXOR NV	(889)	(61,692)	17.0
Iveco Group NV	(24,157)	(142,125)	39.2
Just Eat Takeaway.com NV	(1,520)	(41,287)	11.4
Koninklijke DSM NV	(3,582)	(602,169)	166.2
Koninklijke Philips NV	(11,186)	(292,303)	80.7
NN Group NV	(8,016)	(392,636)	108.4
Prosus NV	(9,629)	(464,394)	128.2
SBM Offshore NV	(18,053)	(261,608)	72.2
Universal Music Group NV	(22,349)	(518,640)	143.2

		(4,131,841)

New Zealand
Auckland International Airport Ltd.	(179,340)	(900,825)	248.7
Fletcher Building Ltd.	(240,794)	(959,208)	264.8

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

New Zealand (continued)
Kiwi Property Group Ltd.	(73,548)	$(50,164)	13.9%
Mainfreight Ltd.	(383)	(20,047)	5.5
Mercury NZ Ltd.	(53,390)	(206,996)	57.1
Meridian Energy Ltd.	(49,550)	(150,387)	41.5
Spark New Zealand Ltd.	(210,179)	(664,731)	183.5

		(2,952,358)

Norway
Aker ASA, A Shares	(648)	(52,819)	14.6
Gjensidige Forsikring ASA	(17,583)	(375,914)	103.8
Leroy Seafood Group ASA	(12,590)	(118,161)	32.6
Mowi ASA	(14,914)	(421,276)	116.3
Orkla ASA	(84,922)	(689,112)	190.2
Salmar Asa	(3,449)	(282,231)	77.9
Scatec ASA	(7,404)	(89,489)	24.7
Storebrand ASA	(34,874)	(302,922)	83.6
Var Energi	(74,604)	(318,918)	88.1
Yara International ASA	(7,162)	(364,175)	100.5

		(3,015,017)

Poland
InPost SA	(21,448)	(131,495)	36.3

Portugal
Banco Comercial Portugues SA	(69,416)	(10,731)	3.0
Galp Energia SGPS SA	(93,316)	(1,135,809)	313.5

		(1,146,540)

Singapore
Ascendas Real Estate Investment Trust	(346,900)	(713,739)	197.0
CapitaLand Integrated Commercial Trust	(564,469)	(945,819)	261.1
Frasers Logistics & Commercial Trust	(501,600)	(522,346)	144.2
Genting Singapore Ltd.	(817,300)	(474,517)	131.0
Grab Holdings Ltd., Class A	(64,782)	(191,107)	52.8
Keppel DC REIT	(461,800)	(688,446)	190.0
Mapletree Industrial Trust	(235,100)	(441,772)	122.0
Mapletree Logistics Trust	(395,300)	(507,692)	140.2
Sembcorp Industries Ltd.	(459,000)	(972,073)	268.3
Singapore Airlines Ltd.	(122,700)	(483,642)	133.5
Singapore Exchange Ltd.	(80,500)	(566,425)	156.4
Venture Corp. Ltd.	(31,500)	(386,692)	106.7
Yangzijiang Financial Holdings	(469,200)	(184,905)	51.0

		(7,079,175)

Spain
Acerinox SA	(21,949)	(231,106)	63.8
ACS Actividades de Construccion y Servicios SA	(31,214)	(799,243)	220.6
Aena SME SA	(3,331)	(472,701)	130.5
Banco de Sabadell SA	(13,553)	(10,518)	2.9
EDP Renovaveis SA	(3,735)	(88,397)	24.4
Fluidra SA	(8,181)	(221,412)	61.1
Mapfre SA	(82,319)	(150,220)	41.5
Red Electrica Corp. SA	(13,394)	(269,678)	74.4
Siemens Gamesa Renewable Energy SA	(4,069)	(64,813)	17.9
Telefonica SA	(88,219)	(429,154)	118.5

		(2,737,242)

Sweden
Assa Abloy AB, Class B	(4,112)	(103,919)	28.7
Atlas Copco AB, Class A	(61,373)	(2,782,459)	768.1
Atlas Copco AB, Class B	(7,332)	(290,184)	80.1
Avanza Bank Holding AB	(2,138)	(54,138)	14.9

Security	Shares	Value	% of Basket Value

Sweden (continued)
Beijer Ref AB	(4,898)	$(79,759)	22.0%
Embracer Group AB	(4,125)	(27,572)	7.6
Fastighets AB Balder, Class B	(3,216)	(159,408)	44.0
H & M Hennes & Mauritz AB, B Shares	(16,116)	(202,885)	56.0
Husqvarna AB, B Shares	(13,687)	(130,835)	36.1
Industrivarden AB, A Shares	(16,882)	(432,560)	119.4
Investor AB, Class A	(30,874)	(644,850)	178.0
Investor AB, Class B	(35,143)	(676,253)	186.7
Sandvik AB	(24,569)	(465,050)	128.4
Securitas AB, B Shares	(41,568)	(490,785)	135.5
Sinch AB	(68,578)	(303,073)	83.7
Skandinaviska Enskilda Banken AB, Class A	(67,156)	(753,094)	207.9
SKF AB, B Shares	(35,746)	(583,828)	161.2
Svenska Cellulosa AB SCA, Class B	(14,585)	(282,261)	77.9
Sweco AB, B Shares	(13,073)	(184,501)	50.9
Telia Co. AB	(203,874)	(846,202)	233.6
Thule Group AB	(15,692)	(544,310)	150.3
Trelleborg AB, B Shares	(2,958)	(64,879)	17.9
Volvo AB, A Shares	(7,940)	(130,539)	36.0
Volvo AB, B Shares	(22,420)	(357,676)	98.7

		(10,591,020)

Switzerland
ABB Ltd.	(70,821)	(2,124,767)	586.5
Bachem Holding AG, Class B	(176)	(76,797)	21.2
Banque Cantonale Vaudoise	(2,723)	(230,128)	63.5
Chubb Ltd.	(415)	(85,677)	23.7
Coca-Cola HBC AG	(10,565)	(214,194)	59.1
CRISPR Therapeutics AG	(1,719)	(85,297)	23.5
DKSH Holding AG	(152)	(13,052)	3.6
EMS-Chemie Holding AG	(136)	(121,329)	33.5
Fischer (Georg) Reg	(18,740)	(1,017,022)	280.7
Geberit AG	(1,181)	(673,493)	185.9
Givaudan SA	(16)	(63,592)	17.6
Helvetia Holding AG	(3,010)	(386,805)	106.8
Holcim Ltd.	(6,562)	(320,852)	88.6
Nestle SA	(11,773)	(1,519,825)	419.5
Novartis AG	(3,265)	(288,526)	79.6
On Holding AG, Class A	(23,589)	(589,017)	162.6
Partners Group Holding AG	(323)	(342,218)	94.5
PSP Swiss Property AG, Registered Shares	(2,643)	(333,102)	92.0
Roche Holding AG	(715)	(287,248)	79.3
Roche Holding AG Genusschein	(2,318)	(859,546)	237.3
Schindler Holding AG, Participation Certificates	(3,349)	(643,428)	177.6
Schindler Holding AG, Registered Shares	(1,298)	(249,183)	68.8
SGS SA	(115)	(295,495)	81.6
Swiss Re AG	(1,042)	(85,451)	23.6
Swisscom AG	(2,990)	(1,767,989)	488.0
Swissquote Group Holding SA	(1,196)	(194,384)	53.7

		(12,868,417)

United Kingdom
3i Group PLC	(50,216)	(821,797)	226.9
Admiral Group PLC	(2,673)	(84,139)	23.2
Airtel Africa PLC	(23,906)	(43,742)	12.1
Amcor PLC	(14,378)	(170,523)	47.1
Avast PLC	(125,062)	(886,942)	244.8
Aviva PLC	(61,628)	(330,642)	91.3
B&M European Value Retail SA	(163,198)	(999,928)	276.0
Berkeley Group Holdings PLC	(8,404)	(426,221)	117.7
BP PLC	(202,271)	(976,523)	269.6
BT Group PLC	(40,848)	(90,584)	25.0

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Bunzl PLC	(6,868)	$(264,972)	73.1%
Burberry Group PLC	(8,195)	(161,732)	44.6
Clarivate PLC	(25,534)	(400,373)	110.5
ConvaTec Group PLC	(13,289)	(35,153)	9.7
Deliveroo PLC	(493,602)	(682,189)	188.3
Diageo PLC	(8,148)	(406,494)	112.2
Dr. Martens PLC	(28,506)	(74,532)	20.6
DS Smith PLC	(30,790)	(126,524)	34.9
Future PLC	(565)	(15,474)	4.3
Games Workshop Group PLC	(4,658)	(430,482)	118.8
GlaxoSmithKline PLC	(59,989)	(1,352,307)	373.3
Greggs PLC	(11,482)	(334,998)	92.5
Harbour Energy PLC	(46,607)	(292,273)	80.7
Howden Joinery Group PLC	(76,466)	(723,943)	199.8
HSBC Holdings PLC	(186,476)	(1,165,313)	321.7
Informa PLC	(6,382)	(45,273)	12.5
Intermediate Capital Group PLC	(14,258)	(272,848)	75.3
Land Securities Group PLC	(89,389)	(838,341)	231.4
London Stock Exchange Group PLC	(6,066)	(598,058)	165.1
LondonMetric Property PLC	(909)	(3,072)	0.8
Man Group PLC	(7,200)	(21,276)	5.9
Mondi PLC	(21,995)	(413,197)	114.1
National Grid PLC	(81,253)	(1,207,174)	333.2
Next PLC	(4,842)	(362,669)	100.1
nVent Electric PLC	(10,558)	(356,649)	98.5
Pennon Group PLC	(12,630)	(175,510)	48.5
Prudential PLC	(43,594)	(542,678)	149.8
RELX PLC	(6,362)	(189,527)	52.3
Renishaw PLC	(3,461)	(182,904)	50.5
Rightmove PLC	(5,579)	(42,886)	11.8
Royal Mail PLC	(9,137)	(39,164)	10.8
Severn Trent PLC	(6,479)	(254,635)	70.3
Shell PLC	(34,390)	(923,230)	254.9
Smith & Nephew PLC	(3,415)	(55,352)	15.3
Standard Chartered PLC	(88,426)	(604,509)	166.9
Unilever PLC	(6,468)	(300,206)	82.9
Unilever PLC	(19,307)	(897,585)	247.8
Vodafone Group PLC	(61,823)	(93,597)	25.8
WH Smith PLC	(7,551)	(135,852)	37.5
Wise PLC, Class A	(2,178)	(10,673)	2.9
WPP PLC	(18,753)	(233,754)	64.5

		(20,098,419)

United States
10X Genomics, Inc., Class A	(3,932)	(187,792)	51.8
Abbott Laboratories	(6,015)	(682,703)	188.5
Acuity Brands, Inc.	(6,343)	(1,094,041)	302.0
Advance Auto Parts, Inc.	(5,006)	(999,348)	275.9
Advanced Drainage Systems, Inc.	(4,943)	(506,460)	139.8
AECOM	(3,841)	(271,021)	74.8
Affiliated Managers Group, Inc.	(131)	(16,450)	4.5
Affirm Holdings, Inc.	(4,015)	(115,231)	31.8
AGCO Corp.	(7,801)	(993,847)	274.3
Agilon Health, Inc.	(1,677)	(29,800)	8.2
AGNC Investment Corp.	(81,589)	(895,847)	247.3
Air Lease Corp.	(5,309)	(213,847)	59.0
Air Products & Chemicals, Inc.	(508)	(118,908)	32.8
Akamai Technologies, Inc.	(1,637)	(183,802)	50.7
Albemarle Corp.	(688)	(132,667)	36.6
Albertsons Cos., Inc., Class A	(9,387)	(293,625)	81.1
Alight, Inc., Class A	(52,551)	(451,413)	124.6

Security	Shares	Value	% of Basket Value

United States (continued)
Alnylam Pharmaceuticals, Inc.	(4,307)	$(574,683)	158.6%
Amazon.com, Inc.	(36)	(89,483)	24.7
Amedisys, Inc.	(150)	(19,148)	5.3
AMERCO	(1,514)	(810,717)	223.8
American Electric Power Co., Inc.	(9,602)	(951,654)	262.7
American Financial Group, Inc.	(1,447)	(200,381)	55.3
Americold Realty Trust	(15,214)	(401,345)	110.8
AmerisourceBergen Corp.	(231)	(34,948)	9.6
Amkor Technology, Inc.	(13,080)	(246,035)	67.9
Annaly Capital Management, Inc.	(111,109)	(713,320)	196.9
Antero Resources Corp.	(11,374)	(400,365)	110.5
Anthem, Inc.	(368)	(184,710)	51.0
Apellis Pharmaceuticals, Inc.	(3,476)	(151,310)	41.8
Apollo Global Management, Inc.	(7,411)	(368,771)	101.8
Appian Corp.	(3,123)	(149,279)	41.2
AppLovin Corp., Class A	(9,735)	(371,390)	102.5
Archer-Daniels-Midland Co.	(14,661)	(1,313,039)	362.5
Armstrong World Industries, Inc.	(6,324)	(535,390)	147.8
Arrow Electronics, Inc.	(2,977)	(350,869)	96.9
Arrowhead Pharmaceuticals, Inc.	(8,865)	(364,440)	100.6
Arthur J. Gallagher & Co.	(1,032)	(173,882)	48.0
Asana, Inc., Class A	(3,116)	(83,509)	23.1
Ashland Global Holdings, Inc.	(5,574)	(585,103)	161.5
Assurant, Inc.	(7,668)	(1,394,656)	385.0
Atkore, Inc.	(813)	(78,129)	21.6
Automatic Data Processing, Inc.	(325)	(70,909)	19.6
AutoNation, Inc.	(1,545)	(179,081)	49.4
Avalara, Inc.	(1,014)	(77,135)	21.3
Avery Dennison Corp.	(2,272)	(410,323)	113.3
Avis Budget Group, Inc.	(3,783)	(1,012,596)	279.5
AZEK Co., Inc.	(7,996)	(169,835)	46.9
Bank OZK	(8,160)	(313,507)	86.5
Bath & Body Works, Inc.	(16,824)	(889,821)	245.6
Beam Therapeutics, Inc.	(1,499)	(56,257)	15.5
Bentley Systems, Inc., Class B	(4,628)	(196,181)	54.2
Berkshire Hathaway, Inc., Class B	(1,136)	(366,735)	101.2
Berry Global Group, Inc.	(8,008)	(451,251)	124.6
Bill.Com Holdings, Inc.	(927)	(158,248)	43.7
Biohaven Pharmaceutical Holding Co. Ltd.	(1,359)	(121,182)	33.5
Bio-Rad Laboratories, Inc., Class A	(482)	(246,813)	68.1
Bio-Techne Corp.	(1,533)	(582,065)	160.7
Black Knight, Inc.	(5,248)	(345,266)	95.3
Blue Owl Capital, Inc.	(64,911)	(774,388)	213.8
Boston Beer Co., Inc., Class A	(807)	(302,625)	83.5
Boyd Gaming Corp.	(5,146)	(311,745)	86.1
Bright Horizons Family Solutions, Inc.	(3,144)	(359,171)	99.1
Broadcom, Inc.	(2,268)	(1,257,357)	347.1
Broadridge Financial Solutions, Inc.	(2,659)	(383,242)	105.8
Brown-Forman Corp., Class B	(2,882)	(194,362)	53.7
Brunswick Corp.	(16,471)	(1,245,372)	343.8
Bumble, Inc., Class A	(8,787)	(210,800)	58.2
Bunge Ltd.	(8,899)	(1,006,655)	277.9
Burlington Stores, Inc.	(4,621)	(940,651)	259.7
Cable One, Inc.	(57)	(66,473)	18.3
Cadence Bank	(15,987)	(400,315)	110.5
Cadence Design Systems, Inc.	(2,197)	(331,417)	91.5
Caesars Entertainment, Inc.	(8,256)	(547,208)	151.1
Callaway Golf Co.	(8,636)	(189,474)	52.3
Campbell Soup Co.	(19,227)	(907,899)	250.6
Cargurus, Inc.	(8,753)	(286,048)	79.0
Carlisle Cos., Inc.	(832)	(215,788)	59.6

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Carter’s, Inc.	(1,842)	$(155,170)	42.8%
Casey’s General Stores, Inc.	(863)	(173,722)	48.0
Caterpillar, Inc.	(1,283)	(270,123)	74.6
Celanese Corp.	(603)	(88,605)	24.5
Celsius Holdings, Inc.	(5,443)	(283,036)	78.1
Centene Corp.	(5,444)	(438,514)	121.0
CenterPoint Energy, Inc.	(8,867)	(271,419)	74.9
Ceridian HCM Holding, Inc.	(7,773)	(436,299)	120.4
CF Industries Holdings, Inc.	(900)	(87,147)	24.1
ChargePoint Holdings, Inc.	(38,893)	(503,275)	138.9
Chemours Co.	(4,742)	(156,818)	43.3
Chewy, Inc., Class A	(3,198)	(92,934)	25.7
Church & Dwight Co., Inc.	(8,046)	(784,968)	216.7
Churchill Downs, Inc.	(4,521)	(917,492)	253.3
Cintas Corp.	(4,313)	(1,713,382)	473.0
Civitas Resources, Inc.	(35)	(2,052)	0.6
Cleveland-Cliffs, Inc.	(4,032)	(102,776)	28.4
Coherent, Inc.	(4,619)	(1,237,430)	341.6
Coinbase Global, Inc., Class A	(1,846)	(208,063)	57.4
Columbia Sportswear Co.	(8,551)	(702,550)	193.9
Comcast Corp., Class A	(2,086)	(82,939)	22.9
Commerce Bancshares, Inc.	(165)	(11,281)	3.1
Commercial Metals Co.	(9,483)	(388,803)	107.3
Conagra Brands, Inc.	(25,883)	(904,093)	249.6
Concentrix Corp.	(484)	(76,220)	21.0
Consolidated Edison, Inc.	(5,229)	(484,937)	133.9
Constellation Brands, Inc., Class A	(702)	(172,755)	47.7
Constellation Energy Corp.	(15,860)	(939,071)	259.2
Copart, Inc.	(1,059)	(120,355)	33.2
Corning, Inc.	(15,135)	(532,601)	147.0
Coterra Energy, Inc.	(18,010)	(518,508)	143.1
Coty, Inc., Class A	(44,920)	(364,301)	100.6
Cousins Properties, Inc.	(14,938)	(536,274)	148.0
Crane Co.	(5,104)	(491,158)	135.6
Crown Holdings, Inc.	(5,221)	(574,519)	158.6
Cullen/Frost Bankers, Inc.	(717)	(94,852)	26.2
Curtiss-Wright Corp.	(2,379)	(339,983)	93.9
CVS Health Corp.	(11,895)	(1,143,466)	315.7
D.R. Horton, Inc.	(10,248)	(713,158)	196.9
Darden Restaurants, Inc.	(4,642)	(611,491)	168.8
Darling Ingredients, Inc.	(466)	(34,200)	9.4
Datadog, Inc., Class A	(3,726)	(450,026)	124.2
Deere & Co.	(1,097)	(414,172)	114.3
Dell Technologies, Inc., Class C	(2,830)	(133,038)	36.7
Delta Air Lines, Inc.	(473)	(20,353)	5.6
Devon Energy Corp.	(2,108)	(122,622)	33.8
Diamondback Energy, Inc.	(1,172)	(147,942)	40.8
DigitalOcean Holdings, Inc.	(15,064)	(593,974)	164.0
Dillard’s, Inc., Class A	(1,326)	(402,852)	111.2
Discover Financial Services	(364)	(40,935)	11.3
DISH Network Corp., Class A	(31,699)	(903,739)	249.5
Dollar General Corp.	(8,975)	(2,131,832)	588.5
Dollar Tree, Inc.	(2,718)	(441,539)	121.9
Douglas Emmett, Inc.	(4,277)	(126,000)	34.8
Dover Corp.	(2,252)	(300,192)	82.9
Dow, Inc.	(22,930)	(1,524,845)	420.9
Doximity, Inc., Class A	(7,344)	(292,805)	80.8
Dropbox, Inc., Class A	(28,249)	(614,416)	169.6
DTE Energy Co.	(834)	(109,287)	30.2
Duke Energy Corp.	(10,165)	(1,119,776)	309.1
Dun & Bradstreet Holdings, Inc.	(101,527)	(1,603,111)	442.5
DuPont de Nemours, Inc.	(3,410)	(224,821)	62.1

Security	Shares	Value	% of Basket Value

United States (continued)
Dynatrace, Inc.	(4,876)	$(187,043)	51.6%
Eagle Materials, Inc.	(4,455)	(549,391)	151.7
Eastman Chemical Co.	(4,103)	(421,255)	116.3
Edwards Lifesciences Corp.	(334)	(35,331)	9.8
Element Solutions, Inc.	(6,102)	(125,823)	34.7
EMCOR Group, Inc.	(536)	(57,073)	15.8
Encompass Health Corp.	(16)	(1,101)	0.3
Enovis Corp.	(6,706)	(435,018)	120.1
Entegris, Inc.	(3,062)	(341,076)	94.2
Envista Holdings Corp.	(11,670)	(462,365)	127.6
Essent Group Ltd.	(5,354)	(216,998)	59.9
Essex Property Trust, Inc.	(1,336)	(439,905)	121.4
Estee Lauder Cos., Inc., Class A	(1,004)	(265,116)	73.2
Eversource Energy	(30,490)	(2,664,826)	735.6
Exact Sciences Corp.	(5,602)	(308,390)	85.1
Exelon Corp.	(38)	(1,778)	0.5
Fastenal Co.	(2,715)	(150,167)	41.5
FedEx Corp.	(551)	(109,506)	30.2
Fidelity National Financial, Inc.	(3,412)	(135,866)	37.5
Fidelity National Information Services, Inc.	(2,018)	(200,085)	55.2
Fifth Third Bancorp	(5,532)	(207,616)	57.3
First Citizens BancShares, Inc., Class A	(493)	(315,214)	87.0
First Interstate Bancsystem, Inc., Class A	(780)	(25,366)	7.0
First Republic Bank	(4,389)	(654,927)	180.8
FirstEnergy Corp.	(14,869)	(643,976)	177.8
Fiserv, Inc.	(7,435)	(728,035)	201.0
Five9, Inc.	(1,074)	(118,247)	32.6
FleetCor Technologies, Inc.	(2,531)	(631,535)	174.3
Flex Ltd.	(4,009)	(66,108)	18.2
Flowserve Corp.	(19,044)	(622,929)	172.0
FMC Corp.	(180)	(23,857)	6.6
FNB Corp.	(28,898)	(332,905)	91.9
Fortune Brands Home & Security, Inc.	(3,029)	(215,816)	59.6
Freeport-McMoRan, Inc.	(7,322)	(296,907)	82.0
Freshpet, Inc.	(5,157)	(481,406)	132.9
Freshworks, Inc., Class A	(5,903)	(107,258)	29.6
Frontier Communications Parent, Inc.	(5,490)	(144,881)	40.0
Gaming and Leisure Properties, Inc.	(24,139)	(1,071,289)	295.7
Generac Holdings, Inc.	(700)	(153,566)	42.4
General Mills, Inc.	(22,052)	(1,559,738)	430.6
General Motors Co.	(1,948)	(73,849)	20.4
Gentex Corp.	(6,918)	(203,043)	56.0
Genuine Parts Co.	(3,880)	(504,594)	139.3
Gilead Sciences, Inc.	(1,946)	(115,476)	31.9
Ginkgo Bioworks Holdings, Inc.	(51,997)	(150,791)	41.6
Gitlab, Inc., Class A	(1,178)	(56,462)	15.6
GoDaddy, Inc., Class A	(5,292)	(427,647)	118.0
Goldman Sachs Group, Inc.	(1,394)	(425,853)	117.6
GoodRx Holdings, Inc., Class A	(2,664)	(36,097)	10.0
Graco, Inc.	(1,592)	(98,736)	27.3
GXO Logistics, Inc.	(8,106)	(479,794)	132.4
Hasbro, Inc.	(11,807)	(1,039,724)	287.0
HashiCorp, Inc., Class A	(5,820)	(274,006)	75.6
HCA Healthcare, Inc.	(2,346)	(503,334)	138.9
Herc Holdings, Inc.	(134)	(17,128)	4.7
Hershey Co.	(4,387)	(990,453)	273.4
Hess Corp.	(1,333)	(137,392)	37.9
HF Sinclair Corp.	(3,518)	(133,754)	36.9
Hilton Grand Vacations, Inc.	(8,055)	(377,216)	104.1
Hormel Foods Corp.	(15,716)	(823,361)	227.3
Host Hotels & Resorts, Inc.	(9,207)	(187,362)	51.7
Howmet Aerospace, Inc.	(60,923)	(2,078,693)	573.8

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
HP, Inc.	(5,704)	$(208,938)	57.7%
Hudson Pacific Properties, Inc.	(21,297)	(495,794)	136.9
IAA, Inc.	(11,625)	(426,056)	117.6
IAC/InterActiveCorp.	(7,911)	(655,664)	181.0
ICU Medical, Inc.	(282)	(60,345)	16.7
IDEX Corp.	(1,195)	(226,835)	62.6
Inari Medical, Inc.	(5,686)	(458,860)	126.7
Independence Realty Trust, Inc.	(12,238)	(333,608)	92.1
Ingersoll Rand, Inc.	(4,190)	(184,192)	50.8
Ingredion, Inc.	(6,487)	(552,109)	152.4
Innovative Industrial Properties, Inc.	(5,040)	(728,734)	201.2
Inspire Medical Systems, Inc.	(609)	(125,308)	34.6
Intel Corp.	(5,957)	(259,666)	71.7
International Business Machines Corp.	(10,303)	(1,362,160)	376.0
International Flavors & Fragrances, Inc.	(408)	(49,490)	13.7
International Paper Co.	(6,054)	(280,179)	77.3
Intra-Cellular Therapies, Inc.	(671)	(33,959)	9.4
Intuitive Surgical, Inc.	(1,921)	(459,695)	126.9
Invesco Ltd.	(4,841)	(88,978)	24.6
J.M. Smucker Co.	(8,241)	(1,128,440)	311.5
Jabil, Inc.	(1,689)	(97,506)	26.9
Jack Henry & Associates, Inc.	(2,589)	(490,823)	135.5
Johnson & Johnson	(2,149)	(387,809)	107.1
Juniper Networks, Inc.	(22,974)	(724,141)	199.9
KBR, Inc.	(3,574)	(175,948)	48.6
Kilroy Realty Corp.	(6,016)	(421,120)	116.2
Kimberly-Clark Corp.	(3,381)	(469,384)	129.6
Knight-Swift Transportation Holdings, Inc.	(5,145)	(246,394)	68.0
Kraft Heinz Co.	(499)	(21,272)	5.9
Lamb Weston Holdings, Inc.	(6,923)	(457,610)	126.3
Lennar Corp., Class A	(2,652)	(202,852)	56.0
Liberty Broadband Corp., Class A	(7,209)	(776,121)	214.2
Liberty Broadband Corp., Class C	(1,906)	(213,129)	58.8
LKQ Corp.	(22,539)	(1,118,611)	308.8
Louisiana-Pacific Corp.	(9,339)	(602,552)	166.3
Lucid Group, Inc.	(27,822)	(503,022)	138.9
Luminar Technologies, Inc.	(32,586)	(403,089)	111.3
Lyft, Inc., Class A	(13,040)	(425,104)	117.3
LyondellBasell Industries NV, Class A	(8,896)	(943,243)	260.4
M&T Bank Corp.	(358)	(59,657)	16.5
Macy’s, Inc.	(15,226)	(368,012)	101.6
Madison Square Garden Sports Corp.	(5,068)	(821,574)	226.8
Magnolia Oil & Gas Corp., Class A	(12,613)	(293,126)	80.9
Marathon Petroleum Corp.	(16,102)	(1,405,061)	387.9
Maravai LifeSciences Holdings, Inc., Class A	(6,780)	(208,349)	57.5
Markel Corp.	(222)	(300,428)	82.9
Marqeta, Inc., Class A	(48,118)	(447,497)	123.5
Marriott International, Inc., Class A	(1,773)	(314,743)	86.9
Masco Corp.	(3,322)	(175,036)	48.3
MasTec, Inc.	(146)	(10,513)	2.9
Match Group, Inc.	(3,245)	(256,842)	70.9
Mattel, Inc.	(3,943)	(95,854)	26.5
Maximus, Inc.	(9,722)	(708,539)	195.6
McCormick & Co., Inc.	(1,043)	(104,895)	29.0
McDonald’s Corp.	(1,324)	(329,888)	91.1
MDU Resources Group, Inc.	(39,286)	(1,012,007)	279.4
Medpace Holdings, Inc.	(2,317)	(309,482)	85.4
MGM Resorts International	(9,631)	(395,256)	109.1
Middleby Corp.	(2,637)	(405,808)	112.0
Mirati Therapeutics, Inc.	(414)	(25,581)	7.1
MKS Instruments, Inc.	(714)	(81,382)	22.5
Moderna, Inc.	(714)	(95,969)	26.5

Security	Shares	Value	% of Basket Value

United States (continued)
Mohawk Industries, Inc.	(9,596)	$(1,353,612)	373.7%
Molina Healthcare, Inc.	(423)	(132,589)	36.6
Mondelez International, Inc., Class A	(44,037)	(2,839,506)	783.8
Monster Beverage Corp.	(7,168)	(614,154)	169.5
Morgan Stanley	(16,866)	(1,359,231)	375.2
Motorola Solutions, Inc.	(2,419)	(516,916)	142.7
MSC Industrial Direct Co., Inc., Class A	(10,645)	(882,045)	243.5
Murphy Oil Corp.	(320)	(12,186)	3.4
Nasdaq, Inc.	(549)	(86,396)	23.8
Natera, Inc.	(2,596)	(91,172)	25.2
National Fuel Gas Co.	(11,048)	(774,796)	213.9
National Retail Properties, Inc.	(5,244)	(229,897)	63.5
NCR Corp.	(977)	(34,224)	9.4
New Residential Investment Corp.	(97,136)	(1,010,214)	278.9
News Corp., Class A	(17,596)	(349,457)	96.5
NextEra Energy, Inc.	(6,196)	(440,040)	121.5
Northern Trust Corp.	(122)	(12,572)	3.5
Novavax, Inc.	(914)	(41,194)	11.4
Nucor Corp.	(6,789)	(1,050,801)	290.1
Olaplex Holdings, Inc.	(28,984)	(426,065)	117.6
Old Republic International Corp.	(29,877)	(657,593)	181.5
Olin Corp.	(12,383)	(710,784)	196.2
Omega Healthcare Investors, Inc.	(13,657)	(347,980)	96.1
ON Semiconductor Corp.	(5,348)	(278,684)	76.9
OneMain Holdings, Inc.	(227)	(10,426)	2.9
Onto Innovation, Inc.	(1,266)	(90,063)	24.9
Opendoor Technologies Inc.	(52,369)	(366,059)	101.0
Organon & Co.	(13,165)	(425,624)	117.5
Otis Worldwide Corp.	(280)	(20,395)	5.6
Packaging Corp. of America	(7,494)	(1,207,808)	333.4
Palantir Technologies, Inc., Class A	(70,596)	(734,198)	202.7
Parker-Hannifin Corp.	(3,037)	(822,480)	227.0
Paychex, Inc.	(262)	(33,203)	9.2
PDC Energy, Inc.	(6,401)	(446,406)	123.2
Peloton Interactive, Inc., Class A	(3,002)	(52,715)	14.6
PepsiCo, Inc.	(10,928)	(1,876,447)	518.0
PerkinElmer, Inc.	(3,952)	(579,403)	159.9
Petco Health & Wellness Co., Inc.	(995)	(19,164)	5.3
Phillips Edison & Co., Inc.	(3,432)	(116,208)	32.1
Pinnacle West Capital Corp.	(8,740)	(622,288)	171.8
Pinterest, Inc., Class A	(5,772)	(118,441)	32.7
Pioneer Natural Resources Co.	(4,931)	(1,146,310)	316.4
Polaris, Inc.	(443)	(42,058)	11.6
Post Holdings, Inc.	(7,039)	(523,631)	144.5
Procore Technologies, Inc.	(10,052)	(557,584)	153.9
Procter & Gamble Co.	(11,333)	(1,819,513)	502.3
Progressive Corp.	(108)	(11,595)	3.2
Progyny, Inc.	(3,480)	(133,806)	36.9
Prologis, Inc.	(2,187)	(350,554)	96.8
Prosperity Bancshares, Inc.	(7,663)	(501,007)	138.3
Prudential Financial, Inc.	(1,081)	(117,299)	32.4
Pure Storage, Inc., Class A	(3,725)	(109,143)	30.1
Q2 Holdings, Inc.	(3,959)	(204,799)	56.5
Qualtrics International, Inc., Class A	(17,840)	(330,754)	91.3
QuantumScape Corp.	(17,235)	(257,491)	71.1
Quest Diagnostics, Inc.	(5,501)	(736,254)	203.2
R1 RCM, Inc.	(21,369)	(481,230)	132.8
Range Resources Corp.	(2,375)	(71,108)	19.6
Raymond James Financial, Inc.	(4,595)	(447,829)	123.6
Rayonier, Inc.	(4,145)	(179,064)	49.4
Red Rock Resorts, Inc., Class A	(2,202)	(96,800)	26.7
Regal Rexnord Corp.	(123)	(15,651)	4.3

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Regions Financial Corp.	(567)	$(11,748)	3.2%
Revolve Group, Inc.	(797)	(33,681)	9.3
RH	(1,378)	(463,173)	127.9
Robinhood Markets, Inc., Class A	(101,623)	(996,414)	275.1
ROBLOX Corp., Class A	(5,829)	(178,659)	49.3
Rocket Lab USA, Inc.	(81,432)	(600,968)	165.9
Rockwell Automation, Inc.	(2,790)	(704,949)	194.6
Rollins, Inc.	(19,185)	(643,465)	177.6
Ross Stores, Inc.	(14,013)	(1,398,077)	385.9
RPM International, Inc.	(7,700)	(638,330)	176.2
Ryman Hospitality Properties, Inc.	(502)	(46,927)	13.0
Saia, Inc.	(816)	(168,063)	46.4
Sarepta Therapeutics, Inc.	(593)	(42,886)	11.8
Scientific Games Corp., Class A	(4,033)	(226,090)	62.4
Seagate Technology Holdings PLC	(9,335)	(765,843)	211.4
SeaWorld Entertainment, Inc.	(1,195)	(80,591)	22.2
Sempra Energy	(1,485)	(239,620)	66.1
SentinelOne, Inc., Class A	(9,004)	(299,563)	82.7
Sherwin-Williams Co.	(1,053)	(289,533)	79.9
Shift4 Payments, Inc., Class A	(14,013)	(735,122)	202.9
Shockwave Medical, Inc.	(1,200)	(181,356)	50.1
Signature Bank	(3,095)	(749,764)	207.0
Silvergate Capital Corp., Class A	(1,724)	(201,639)	55.7
SiTime Corp.	(2,334)	(393,442)	108.6
Six Flags Entertainment Corp.	(17,071)	(653,307)	180.3
Skechers USA, Inc., Class A	(9,082)	(347,841)	96.0
Skyworks Solutions, Inc.	(2,212)	(250,620)	69.2
SLM Corp.	(13,375)	(223,764)	61.8
Smartsheet, Inc., Class A	(3,287)	(158,861)	43.9
Snowflake, Inc., Class A	(92)	(15,772)	4.4
SoFi Technologies, Inc.	(49,223)	(301,245)	83.2
Sonoco Products Co.	(13,688)	(847,424)	233.9
Sonos, Inc.	(6,642)	(151,570)	41.8
South State Corp.	(1,835)	(142,102)	39.2
Southwest Airlines Co.	(5,106)	(238,552)	65.9
Southwestern Energy Co.	(92,476)	(693,570)	191.5
Spirit Realty Capital, Inc.	(15,074)	(654,965)	180.8
Splunk, Inc.	(2,164)	(264,051)	72.9
Sprout Social, Inc., Class A	(7,632)	(467,689)	129.1
SS&C Technologies Holdings, Inc.	(497)	(32,136)	8.9
STAG Industrial, Inc.	(168)	(6,270)	1.7
Stanley Black & Decker, Inc.	(2,154)	(258,803)	71.4
Starbucks Corp.	(6,955)	(519,121)	143.3
Starwood Property Trust, Inc.	(39,998)	(915,154)	252.6
Steel Dynamics, Inc.	(10,765)	(923,099)	254.8
SVB Financial Group	(730)	(355,977)	98.3
Synaptics, Inc.	(2,094)	(310,833)	85.8
SYNNEX Corp.	(4,160)	(416,374)	114.9
Synopsys, Inc.	(1,818)	(521,384)	143.9
Synovus Financial Corp.	(5,005)	(207,908)	57.4
T. Rowe Price Group, Inc.	(607)	(74,685)	20.6
Tapestry, Inc.	(2,168)	(71,371)	19.7
Target Corp.	(4,829)	(1,104,151)	304.8
Tempur Sealy International, Inc.	(17,379)	(471,145)	130.1
Tenet Healthcare Corp.	(468)	(33,935)	9.4
Terreno Realty Corp.	(6,664)	(484,806)	133.8
Texas Roadhouse, Inc.	(2,446)	(201,379)	55.6
Thor Industries, Inc.	(5,776)	(442,153)	122.1
T-Mobile US, Inc.	(7,210)	(887,839)	245.1
Toast, Inc., Class A	(29,786)	(554,913)	153.2
TopBuild Corp.	(897)	(162,483)	44.9
Toro Co.	(8,556)	(685,592)	189.3

Security	Shares	Value	% of Basket Value

United States (continued)
Tractor Supply Co.	(3,163)	$(637,186)	175.9%
Trade Desk, Inc., Class A	(760)	(44,779)	12.4
Tradeweb Markets, Inc., Class A	(957)	(68,129)	18.8
TransUnion	(3,923)	(343,341)	94.8
Trimble, Inc.	(12,087)	(806,203)	222.5
Trupanion, Inc.	(3,171)	(201,739)	55.7
Tyler Technologies, Inc.	(65)	(25,656)	7.1
Tyson Foods, Inc., Class A	(20,905)	(1,947,510)	537.6
Uber Technologies, Inc.	(23,335)	(734,586)	202.8
UGI Corp.	(2,660)	(91,238)	25.2
UiPath, Inc., Class A	(6,840)	(121,957)	33.7
Umpqua Holdings Corp.	(39,711)	(656,820)	181.3
Under Armour, Inc., Class A	(8,359)	(128,394)	35.4
Unity Software, Inc.	(9,236)	(613,363)	169.3
Univar Solutions, Inc.	(32,873)	(957,262)	264.2
US Foods Holding Corp.	(3,278)	(123,318)	34.0
Vail Resorts, Inc.	(293)	(74,469)	20.6
Valley National Bancorp	(45,517)	(545,294)	150.5
Valmont Industries, Inc.	(1,814)	(451,341)	124.6
Ventas, Inc.	(10,577)	(587,552)	162.2
Verizon Communications, Inc.	(10,056)	(465,593)	128.5
Vertex Pharmaceuticals, Inc.	(1,311)	(358,191)	98.9
Vertiv Holdings Co.	(17,960)	(225,039)	62.1
VICI Properties, Inc.	(27,309)	(814,081)	224.7
Victoria’s Secret & Co.	(7,630)	(359,526)	99.2
Virtu Financial, Inc., Class A	(12,332)	(356,148)	98.3
Vobile Group Ltd.	(440,000)	(222,503)	61.4
Vontier Corp.	(8,619)	(220,819)	61.0
Vornado Realty Trust	(11,435)	(442,649)	122.2
Vulcan Materials Co.	(1,658)	(285,657)	78.9
W.R. Berkley Corp.	(3,926)	(261,040)	72.1
Walgreens Boots Alliance, Inc.	(13,504)	(572,570)	158.1
Walmart, Inc.	(2,630)	(402,364)	111.1
Warby Parker, Inc., Class A	(29,953)	(697,605)	192.6
Warner Bros Discovery, Inc.	(30,689)	(557,005)	153.8
Warner Music Group Corp., Class A	(16,319)	(485,817)	134.1
Waste Connections, Inc.	(8,516)	(1,174,953)	324.3
Waste Management, Inc.	(6,697)	(1,101,255)	304.0
Wayfair, Inc., Class A	(594)	(45,702)	12.6
Webster Financial Corp.	(14,506)	(725,155)	200.2
Welltower, Inc.	(8,978)	(815,292)	225.1
Wendy’s Co.	(26,991)	(533,342)	147.2
WESCO International, Inc.	(4,639)	(571,803)	157.8
Western Digital Corp.	(7,134)	(378,601)	104.5
Westinghouse Air Brake Technologies Corp.	(3,400)	(305,694)	84.4
WeWork, Inc., Class A	(18,428)	(129,180)	35.7
Weyerhaeuser Co.	(7,687)	(316,858)	87.5
Williams Cos., Inc.	(5,646)	(193,601)	53.4
Williams-Sonoma, Inc.	(1,599)	(208,638)	57.6
WillScot Mobile Mini Holdings Corp.	(817)	(28,677)	7.9
Wingstop, Inc.	(2,043)	(187,466)	51.7
Wolfspeed, Inc.	(2,465)	(226,065)	62.4
Woodward, Inc.	(2,931)	(323,817)	89.4
Workiva, Inc.	(2,263)	(218,402)	60.3
WP Carey, Inc.	(3,221)	(260,160)	71.8
Wyndham Hotels & Resorts, Inc.	(6,930)	(609,563)	168.3
YETI Holdings, Inc.	(3,175)	(155,162)	42.8
Yum! Brands, Inc.	(7,513)	(879,096)	242.7
Zebra Technologies Corp., Class A	(488)	(180,394)	49.8
Zillow Group, Inc., Class A	(10,782)	(416,724)	115.0
Zillow Group, Inc., Class C	(12,802)	(509,776)	140.7
Zimmer Biomet Holdings, Inc.	(1,098)	(132,584)	36.6

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
ZoomInfo Technologies, Inc., Class A	(338)	$(16,021)	4.4%
Zurn Water Solutions Corp.	(583)	(18,201)	5.0

		(194,077,852)

Total Reference Entity — Short		(347,310,748)

Net Value of Reference Entity — BNP Paribas SA		$(362,256)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of period end, termination dates February 27, 2023 and February 28, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Argentina
Globant SA	486	$104,971	(5.3)%
MercadoLibre, Inc.	203	197,647	(9.9)

		302,618

Australia
AGL Energy Ltd.	104,577	635,712	(31.8)
AMP Ltd.	195,832	158,218	(7.9)
Aristocrat Leisure Ltd.	15,974	370,634	(18.6)
Aurizon Holdings Ltd.	107,448	303,446	(15.2)
BHP Group Ltd.	5,794	194,171	(9.7)
Boral Ltd.	148,176	369,644	(18.5)
carsales.com Ltd.	8,770	129,472	(6.5)
Challenger Ltd.	25,773	130,400	(6.5)
Charter Hall Group	33,063	355,341	(17.8)
CSR Ltd.	35,462	151,869	(7.6)
Deterra Royalties Ltd.	36,802	124,674	(6.2)
Domain Holdings Australia Ltd.	12,250	29,833	(1.5)
Domino’s Pizza Enterprises Ltd.	2,693	141,170	(7.1)
Flight Centre Travel Group Ltd.	7,503	117,173	(5.9)
Glencore PLC	28,847	177,745	(8.9)
Goodman Group	18,877	314,187	(15.7)
Harvey Norman Holdings Ltd.	30,878	109,989	(5.5)
IDP Education Ltd.	11,269	209,056	(10.5)
IGO Ltd.	23,939	217,662	(10.9)
Iluka Resources Ltd.	3,295	25,809	(1.3)
Insignia Financial Ltd.	234,028	562,566	(28.2)
JB Hi-Fi Ltd.	2,497	92,480	(4.6)
Macquarie Group Ltd.	1,713	246,609	(12.4)
Magellan Financial Group Ltd.	12,642	143,019	(7.2)
Metcash Ltd.	131,926	442,872	(22.2)
Mirvac Group	110,740	187,161	(9.4)
Nufarm Ltd.	24,040	108,149	(5.4)
Origin Energy Ltd.	30,009	143,537	(7.2)
Orora Ltd.	73,054	204,722	(10.3)
OZ Minerals Ltd.	5,547	96,284	(4.8)
Perpetual Ltd.	7,359	169,181	(8.5)
Pilbara Minerals Ltd.	37,290	72,331	(3.6)
Platinum Asset Management Ltd.	125,662	164,431	(8.2)
Pro Medicus Ltd.	3,571	116,785	(5.8)
QBE Insurance Group Ltd.	59,481	513,159	(25.7)
Qube Holdings Ltd.	47,969	99,126	(5.0)
REA Group Ltd.	1,634	146,387	(7.3)
Scentre Group	22,326	46,516	(2.3)

Security	Shares	Value	% of Basket Value

Australia (continued)
SEEK Ltd.	9,306	$182,355	(9.1)%
Sonic Healthcare Ltd.	13,701	353,845	(17.7)
South32 Ltd.	101,599	338,359	(17.0)
Star Entertainment Grp Ltd.	102,670	226,765	(11.4)
Stockland	230,716	667,791	(33.5)
Telstra Corp. Ltd.	28,495	80,887	(4.1)
Wesfarmers Ltd.	9,323	322,604	(16.2)
Westpac Banking Corp.	19,868	332,590	(16.7)
WiseTech Global Ltd.	255	7,906	(0.4)
Woodside Petroleum Ltd.	904	19,667	(1.0)

		10,354,289

Austria
ANDRITZ AG	1,500	63,766	(3.2)
Erste Group Bank AG	2,480	77,217	(3.9)
Raiffeisen Bank International AG	14,589	166,071	(8.3)
voestalpine AG	599	15,836	(0.8)

		322,890

Belgium
Ackermans & van Haaren NV	2,909	518,605	(26.0)
Azelis Group NV	6,787	167,153	(8.4)
D’ieteren Group	555	89,085	(4.5)
Elia Group SA	1,485	236,380	(11.8)
Groupe Bruxelles Lambert SA	974	91,907	(4.6)
KBC Group NV	4,228	287,639	(14.4)
Telenet Group Holding NV	6,108	182,033	(9.1)
Umicore SA	7,920	304,472	(15.2)
Warehouses De Pauw CVA	7,096	272,984	(13.7)

		2,150,258

Bermuda
Hiscox Ltd.	7,744	91,954	(4.6)
RenaissanceRe Holdings Ltd.	3,901	559,872	(28.1)

		651,826

Canada
Air Canada	7,823	137,016	(6.9)
Alamos Gold Inc., Class A	6,851	53,223	(2.7)
AltaGas Ltd.	19,064	435,995	(21.8)
ARC Resources Ltd.	20,999	291,124	(14.6)
Aritzia Inc.	7,733	275,394	(13.8)
Atco Ltd., Class I	4,007	142,763	(7.2)
B2Gold Corp.	36,234	153,719	(7.7)
BCE, Inc.	2,455	130,523	(6.5)
Brookfield Infrastructure Corp., Class A	3,810	270,332	(13.5)
CAE, Inc.	9,397	223,468	(11.2)
Canada Goose Holdings, Inc.	12,312	268,032	(13.4)
Canadian Pacific Railway Ltd.	4,875	356,598	(17.9)
Canadian Utilities Ltd., Class A	2,096	63,011	(3.2)
Cargojet, Inc.	868	101,411	(5.1)
Cenovus Energy Inc.	43,204	798,735	(40.0)
CGI, Inc.	7,524	599,976	(30.1)
CI Financial Corp.	2,813	36,678	(1.8)
Crescent Point Energy Corp.	91,317	632,640	(31.7)
Descartes Systems Group Inc.	4,104	254,901	(12.8)
Enbridge, Inc.	34,024	1,484,751	(74.4)
Enerplus Corp.	13,070	160,138	(8.0)
Equinox Gold Corp.	1,983	14,139	(0.7)
First Capital Real Estate Investment Trust	19,736	263,014	(13.2)
FirstService Corp.	3,335	415,833	(20.8)
Franco-Nevada Corp.	4,368	660,581	(33.1)
George Weston Ltd.	822	102,263	(5.1)

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
GFL Environmental, Inc.	6,855	$206,506	(10.3)%
Hydro One Ltd.	7,936	214,547	(10.8)
IGM Financial, Inc.	6,499	205,950	(10.3)
Imperial Oil Ltd.	2,831	142,536	(7.1)
Innergex Renewable Energy Inc.	38,365	513,664	(25.7)
Ivanhoe Mines Ltd., Class A	27,580	221,129	(11.1)
Keyera Corp.	16,661	413,331	(20.7)
Kinaxis, Inc.	3,686	407,895	(20.4)
Lululemon Athletica, Inc.	1,567	555,705	(27.8)
Lundin Mining Corp.	3,069	28,023	(1.4)
NexGen Energy Ltd.	47,856	235,806	(11.8)
Osisko Gold Royalties Ltd.	3,577	44,022	(2.2)
Pan American Silver Corp.	260	6,446	(0.3)
Parex Resources, Inc.	7,633	148,780	(7.5)
Pembina Pipeline Corp.	13,149	497,546	(24.9)
Ritchie Bros Auctioneers, Inc.	740	40,760	(2.0)
Shopify, Inc., Class A	31	13,261	(0.7)
SSR Mining, Inc.	12,579	276,715	(13.9)
Stantec, Inc.	780	35,805	(1.8)
Summit Industrial Income REIT	6,910	109,407	(5.5)
TC Energy Corp.	1,604	84,842	(4.3)
Teck Resources Ltd., Class B	17,635	695,708	(34.9)
TELUS Corp.	22,259	556,887	(27.9)
TFI International, Inc.	4,097	329,571	(16.5)
TMX Group Ltd.	851	86,640	(4.3)
Turquoise Hill Resources Ltd.	191	5,211	(0.3)
Vermilion Energy Inc.	6,708	130,698	(6.6)
Wheaton Precious Metals Corp.	36,012	1,614,114	(80.9)
Whitecap Resources, Inc.	2,625	21,517	(1.1)
WSP Global, Inc.	4,234	493,783	(24.7)
Yamana Gold, Inc.	61,126	337,355	(16.9)

		17,000,418

China
Budweiser Brewing Co. APAC Ltd.	229,900	572,036	(28.6)
Chow Tai Fook Jewellery Group Ltd.	46,000	77,129	(3.9)

		649,165

Denmark
Demant A/S	6,122	269,022	(13.5)
Genmab A/S	219	77,010	(3.9)
GN Store Nord A/S	389	14,599	(0.7)
H Lundbeck A/S	3,009	68,961	(3.4)
ISS A/S	8,885	145,839	(7.3)
Jyske Bank A/S	8,977	496,375	(24.9)
Novo Nordisk A/S, Class B	5,262	601,059	(30.1)
SimCorp A/S	2,027	141,903	(7.1)
Tryg A/S	6,302	149,843	(7.5)

		1,964,611

Finland
Kesko OYJ, B Shares	18,609	468,508	(23.5)
Metso Outotec OYJ	19,668	167,472	(8.4)
Nokia OYJ	125,426	635,919	(31.9)
Nokian Renkaat OYJ	18,639	250,295	(12.5)
Outokumpu OYJ	60,579	297,398	(14.9)
Valmet OYJ	592	15,854	(0.8)
Wartsila OYJ Abp	23,388	187,802	(9.4)

		2,023,248

France
Accor SA	9,462	310,861	(15.6)

Security	Shares	Value	% of Basket Value

France (continued)
Aeroports de Paris	1,047	$148,098	(7.4)%
Air France-KLM	66,319	273,185	(13.7)
Air Liquide SA	228	39,446	(2.0)
ALD SA	85,338	1,160,425	(58.1)
Amundi SA	9,177	551,813	(27.6)
Arkema SA	2,882	328,387	(16.5)
Atos SE	20,291	494,320	(24.8)
AXA SA	22,287	589,603	(29.5)
Capgemini SE	982	199,915	(10.0)
Carrefour SA	4,787	101,521	(5.1)
Cie Plastic Omnium SA	8,127	131,558	(6.6)
Covivio	938	66,802	(3.3)
Dassault Systemes SE	1,157	51,168	(2.6)
Edenred	2,610	131,080	(6.6)
Eiffage SA	447	44,534	(2.2)
Engie SA	89,326	1,054,089	(52.8)
Eurazeo SE	6,772	520,354	(26.1)
Gecina SA	3,078	346,731	(17.4)
Hermes International	956	1,178,802	(59.1)
ICADE	6,890	411,373	(20.6)
Kering SA	1,698	903,459	(45.3)
Klepierre SA	7,115	170,302	(8.5)
La Francaise des Jeux SAEM	1,475	55,411	(2.8)
Legrand SA	7,126	631,464	(31.6)
LVMH Moet Hennessy Louis Vuitton SE	1,303	843,217	(42.2)
Orange SA	28,690	341,566	(17.1)
Publicis Groupe SA	2,240	134,482	(6.7)
Remy Cointreau SA	5,433	1,077,004	(54.0)
Rubis SCA	26,937	716,457	(35.9)
Safran SA	271	29,498	(1.5)
Societe Generale SA	12,760	306,674	(15.4)
Teleperformance	1,894	679,778	(34.1)
Thales SA	13,099	1,676,998	(84.0)
TotalEnergies SE	14,846	728,983	(36.5)
Ubisoft Entertainment SA	1,774	80,208	(4.0)
Valeo	21,094	383,512	(19.2)
Vinci SA	18,317	1,777,369	(89.1)
Wendel SE	5,165	514,611	(25.8)

		19,185,058

Germany
1&1 AG	5,007	105,514	(5.3)
Bayerische Motoren Werke AG	7,094	579,337	(29.0)
Beiersdorf AG	2,596	260,743	(13.1)
Commerzbank AG	22,644	147,827	(7.4)
Covestro AG	5,886	253,425	(12.7)
CTS Eventim AG & Co. KGaA	2,834	194,515	(9.7)
Daimler AG	7,005	488,957	(24.5)
E.ON SE	19,956	207,681	(10.4)
Fraport AG Frankfurt Airport Services Worldwide	1,797	96,030	(4.8)
Freenet AG	17,636	487,957	(24.5)
GEA Group AG	6,371	248,000	(12.4)
Hannover Rueck SE	2,160	335,730	(16.8)
HeidelbergCement AG	5,317	306,299	(15.4)
Hochtief AG	11,055	669,031	(33.5)
HUGO BOSS AG	1,158	64,944	(3.3)
Infineon Technologies AG	5,669	160,904	(8.1)
LANXESS AG	1,747	67,532	(3.4)
LEG Immobilien SE	646	66,235	(3.3)
Merck KGaA	447	82,931	(4.2)

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,349	$321,252	(16.1)%
Nemetschek SE	3,363	266,869	(13.4)
Nordex SE	10,271	148,232	(7.4)
ProSiebenSat.1 Media SE	1,565	18,006	(0.9)
Rational AG	384	234,257	(11.7)
Rwe AG	14,443	599,665	(30.1)
Scout24 AG	4,324	273,486	(13.7)
Siemens AG	1,379	169,555	(8.5)
TAG Immobilien AG	10,574	211,326	(10.6)
Talanx AG	7,556	314,176	(15.7)
thyssenkrupp AG	13,415	104,443	(5.2)
Traton SE	2,734	45,563	(2.3)
TUI AG	29,671	84,592	(4.2)

		7,615,014

Hong Kong
AIA Group Ltd.	103,600	1,017,741	(51.0)
ASM Pacific Technology Ltd.	17,500	176,361	(8.8)
Bank of East Asia Ltd.	147,600	218,406	(10.9)
Cafe de Coral Holdings Ltd.	60,000	94,199	(4.7)
Cathay Pacific Airways Ltd.	285,000	284,751	(14.3)
Dah Sing Banking Group Ltd.	216,000	181,523	(9.1)
Dairy Farm International Holdings Ltd.	50,100	135,312	(6.8)
First Pacific Co. Ltd/Hong Kong	310,000	124,994	(6.3)
Haitong International Securities Group Ltd.	49,000	7,757	(0.4)
Hang Lung Group Ltd.	7,000	13,667	(0.7)
Hang Lung Properties Ltd.	58,000	110,929	(5.6)
HK Electric Investments & HK Electric Investments Ltd., Class SS	196,000	193,577	(9.7)
Hutchison Telecommunications Hong Kong Holdings Ltd.	128,000	21,369	(1.1)
Hysan Development Co. Ltd.	6,000	17,701	(0.9)
Link REIT	61,800	533,815	(26.7)
Melco Resorts & Entertainment Ltd., ADR	43,411	248,311	(12.4)
Pacific Basin Shipping Ltd.	98,000	44,963	(2.3)
Shangri-La Asia Ltd.	18,000	13,629	(0.7)
Shun Tak Holdings Ltd.	286,000	57,938	(2.9)
SITC International Holdings Co. Ltd.	72,000	239,362	(12.0)
SJM Holdings Ltd.	288,000	120,978	(6.1)
Swire Pacific Ltd., Class A	56,500	321,819	(16.1)
Swire Properties Ltd.	112,800	270,332	(13.5)
United Energy Group Ltd.	2,804,000	329,757	(16.5)
WH Group Ltd.	75,000	51,795	(2.6)
Wharf Real Estate Investment Co. Ltd.	37,000	174,365	(8.7)
Xinyi Glass Holdings Ltd.	95,000	210,217	(10.5)
Yue Yuen Industrial Holdings Ltd.	176,500	259,611	(13.0)

		5,475,179

Ireland
Accenture PLC, Class A	166	49,860	(2.5)
Adient PLC	17,732	605,370	(30.3)
Alkermes PLC	12,103	349,171	(17.5)
Aptiv PLC	4,485	477,204	(23.9)
Experian PLC	20,381	703,845	(35.3)
Glanbia PLC	13,997	168,039	(8.4)
Icon PLC	1,177	266,249	(13.3)
James Hardie Industries PLC	1,446	41,686	(2.1)
Jazz Pharmaceuticals PLC	1,712	274,297	(13.7)
Kerry Group PLC, Class A	9,648	1,068,707	(53.6)

Security	Shares	Value	% of Basket Value

Ireland (continued)
Kingspan Group PLC	3,680	$342,560	(17.2)%
Medtronic PLC	4,634	483,604	(24.2)
Trane Technologies PLC	4,238	592,854	(29.7)

		5,423,446

Israel
Airport City Ltd.	2,114	47,063	(2.4)
Alony Hetz Properties & Investments Ltd.	3,396	55,580	(2.8)
Amot Investments Ltd.	26,459	200,845	(10.1)
Bank Hapoalim BM	29,182	270,552	(13.6)
Bank Leumi Le-Israel BM	40,146	421,322	(21.1)
Bayside Land Corp.	7,600	83,648	(4.2)
Bezeq The Israeli Telecommunication Corp. Ltd.	559,577	887,090	(44.4)
Big Shopping Centers Ltd.	462	69,817	(3.5)
Check Point Software Technologies Ltd.	3,123	394,404	(19.8)
CyberArk Software Ltd.	386	60,656	(3.0)
Elbit Systems Ltd.	333	72,284	(3.6)
Enlight Renewable Energy Ltd.	53,456	114,687	(5.7)
Fattal Holdings 1998 Ltd.	211	30,433	(1.5)
Harel Insurance Investments & Financial Services Ltd.	5,946	72,880	(3.7)
Israel Corp. Ltd.	225	126,420	(6.3)
Israel Discount Bank Ltd., Class A	181,753	1,073,513	(53.8)
Melisron Ltd.	1,532	124,271	(6.2)
Mizrahi Tefahot Bank Ltd.	8,280	306,274	(15.3)
Nova Measuring Instruments Ltd.	3,165	312,101	(15.6)
OPC Energy Ltd.	9,861	108,465	(5.4)
Phoenix Holdings Ltd.	16,939	213,100	(10.7)
SolarEdge Technologies, Inc.	452	113,185	(5.7)
Teva Pharmaceutical Industries Ltd., ADR	70,238	611,773	(30.7)

		5,770,363

Italy
A2A SpA	92,941	158,795	(8.0)
Amplifon SpA	1,258	50,188	(2.5)
Assicurazioni Generali SpA	20,983	397,273	(19.9)
Atlantia SpA	22,707	541,688	(27.1)
Azimut Holding SpA	6,053	128,480	(6.4)
Banca Generali SpA	3,729	123,285	(6.2)
Banca Mediolanum SpA	30,582	222,005	(11.1)
BPER Banca	504,084	842,121	(42.2)
Buzzi Unicem SpA	6,119	113,316	(5.7)
Davide Campari-Milano NV	71,219	803,577	(40.3)
De’ Longhi SpA	1,059	25,680	(1.3)
Enel SpA	221,521	1,440,527	(72.2)
Hera SpA	66,151	246,716	(12.4)
Interpump Group SpA	2,918	117,974	(5.9)
Italgas SpA	19,781	128,075	(6.4)
Leonardo SpA	2,025	20,840	(1.0)
Mediobanca Banca di Credito Finanziario SpA	28,776	288,417	(14.5)
Moncler SpA	3,251	169,357	(8.5)
PRADA SpA	181,700	1,130,562	(56.6)
Reply SpA	4,107	604,621	(30.3)
UnipolSai Assicurazioni SpA	48,937	137,652	(6.9)

		7,691,149

Japan
ABC-Mart, Inc.	2,000	82,940	(4.2)
Acom Co. Ltd.	65,500	168,448	(8.4)
Activia Properties, Inc.	56	178,949	(9.0)
Advantest Corp.	9,300	634,707	(31.8)

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
AEON Financial Service Co. Ltd.	15,200	$139,740	(7.0)%
Aica Kogyo Co. Ltd.	1,700	39,352	(2.0)
Ajinomoto Co., Inc.	4,300	111,721	(5.6)
Alfresa Holdings Corp.	18,900	257,015	(12.9)
Amada Co. Ltd.	70,900	550,536	(27.6)
Amano Corp.	3,800	73,154	(3.7)
Anritsu Corp.	25,800	324,422	(16.3)
Aozora Bank Ltd.	9,000	180,185	(9.0)
As One Corp.	1,000	53,093	(2.7)
Asahi Group Holdings Ltd.	28,800	1,085,553	(54.4)
Astellas Pharma, Inc.	14,400	219,250	(11.0)
Azbil Corp.	4,100	124,485	(6.2)
Bandai Namco Holdings, Inc.	1,100	74,473	(3.7)
Benesse Holdings, Inc.	21,900	383,182	(19.2)
Calbee, Inc.	35,200	630,516	(31.6)
Capcom Co. Ltd.	6,300	166,239	(8.3)
Casio Computer Co. Ltd.	12,100	125,475	(6.3)
Chubu Electric Power Co., Inc.	8,700	87,827	(4.4)
Chugai Pharmaceutical Co. Ltd.	5,200	155,819	(7.8)
Chugoku Bank Ltd.	10,000	73,536	(3.7)
Chugoku Electric Power Co., Inc.	32,400	213,403	(10.7)
Coca-Cola Bottlers Japan Holdings, Inc.	34,600	387,882	(19.4)
COMSYS Holdings Corp.	37,400	776,506	(38.9)
Cosmo Energy Holdings Co. Ltd.	5,500	136,644	(6.8)
Cosmos Pharmaceutical Corp.	2,500	230,469	(11.5)
Daifuku Co. Ltd.	5,600	344,336	(17.2)
Daiichi Sankyo Co. Ltd.	12,700	319,772	(16.0)
Daikin Industries Ltd.	1,300	198,663	(9.9)
Daito Trust Construction Co. Ltd.	600	57,787	(2.9)
Daiwa House Industry Co. Ltd.	8,900	213,958	(10.7)
Dentsu Group, Inc.	16,100	580,271	(29.1)
DMG Mori Co. Ltd.	53,700	673,955	(33.8)
Ebara Corp.	7,600	349,048	(17.5)
Eisai Co. Ltd.	5,000	217,755	(10.9)
Electric Power Development Co. Ltd.	2,300	31,516	(1.6)
FP Corp.	11,000	248,790	(12.5)
FUJIFILM Holdings Corp.	8,100	445,267	(22.3)
Fujitsu Ltd.	500	75,575	(3.8)
Furukawa Electric Co. Ltd.	12,700	206,236	(10.3)
GMO Payment Gateway, Inc.	2,800	234,920	(11.8)
H.U. Group Holdings, Inc.	14,600	325,324	(16.3)
Hamamatsu Photonics KK	1,700	76,063	(3.8)
Hirose Electric Co. Ltd.	1,000	126,874	(6.4)
Hisamitsu Pharmaceutical Co., Inc.	13,400	367,116	(18.4)
Hitachi Construction Machinery Co. Ltd.	15,300	346,413	(17.4)
Honda Motor Co. Ltd.	10,600	278,818	(14.0)
Hoshizaki Corp.	2,000	126,685	(6.3)
Hulic Co. Ltd.	26,000	219,528	(11.0)
IHI Corp.	4,700	106,571	(5.3)
Information Services International-Dentsu Ltd.	3,700	106,257	(5.3)
Internet Initiative Japan, Inc.	3,200	99,876	(5.0)
ITOCHU Corp.	800	24,145	(1.2)
Itochu Techno-Solutions Corp.	7,800	182,643	(9.1)
Izumi Co. Ltd.	2,700	58,681	(2.9)
J Front Retailing Co. Ltd.	10,800	80,931	(4.1)
Japan Post Bank Co. Ltd.	46,700	352,318	(17.6)
Japan Prime Realty Investment Corp.	81	245,734	(12.3)
Japan Tobacco, Inc.	107,000	1,820,261	(91.2)
JGC Holdings Corp.	16,900	191,244	(9.6)
Kakaku.com, Inc.	5,200	108,897	(5.5)
Kamigumi Co. Ltd.	23,600	400,702	(20.1)
Kandenko Co. Ltd.	18,500	117,320	(5.9)

Security	Shares	Value	% of Basket Value

Japan (continued)
Kansai Paint Co. Ltd.	20,500	$282,324	(14.1)%
Kao Corp.	10,300	412,808	(20.7)
Kawasaki Kisen Kaisha Ltd.	3,500	182,987	(9.2)
Keisei Electric Railway Co. Ltd.	5,300	129,953	(6.5)
Kewpie Corp.	12,000	202,101	(10.1)
Keyence Corp.	1,100	442,205	(22.2)
Kikkoman Corp.	1,200	67,441	(3.4)
Kintetsu Group Holdings Co. Ltd.	11,000	315,384	(15.8)
Kobe Bussan Co. Ltd.	3,000	73,138	(3.7)
Koito Manufacturing Co. Ltd.	7,300	267,870	(13.4)
Kokuyo Co. Ltd.	23,400	304,766	(15.3)
Konami Holdings Corp.	800	49,195	(2.5)
Konica Minolta, Inc.	20,100	69,954	(3.5)
Kuraray Co. Ltd.	131,300	1,050,103	(52.6)
Kusuri no Aoki Holdings Co. Ltd.	4,300	190,508	(9.5)
Kyocera Corp.	7,800	409,554	(20.5)
Kyowa Exeo Corp.	8,200	136,512	(6.8)
Kyowa Kirin Co. Ltd.	10,700	225,521	(11.3)
Kyudenko Corp.	10,700	242,653	(12.2)
Lawson, Inc.	38,300	1,408,681	(70.6)
Lion Corp.	14,700	151,460	(7.6)
Lixil Corp.	14,600	256,789	(12.9)
Mani Inc.	21,600	246,672	(12.4)
Marubeni Corp.	6,400	69,860	(3.5)
Maruwa Unyu Kikan Co. Ltd.	10,900	127,258	(6.4)
MISUMI Group, Inc.	300	7,522	(0.4)
Mitsubishi Chemical Holdings Corp.	94,800	578,056	(29.0)
Mitsubishi Corp.	3,900	130,945	(6.6)
Mitsubishi HC Capital, Inc.	60,900	274,018	(13.7)
Mitsubishi Logistics Corp.	12,500	288,094	(14.4)
Mitsubishi Materials Corp.	1,200	18,772	(0.9)
Mitsui & Co. Ltd.	1,900	46,010	(2.3)
Mitsui Chemicals, Inc.	5,900	134,803	(6.8)
Mitsui Fudosan Co. Ltd.	1,900	40,268	(2.0)
Mitsui Mining & Smelting Co. Ltd.	2,700	68,271	(3.4)
Mizuho Financial Group, Inc.	900	10,928	(0.5)
MS&AD Insurance Group Holdings, Inc.	38,300	1,140,086	(57.1)
Murata Manufacturing Co. Ltd.	6,400	381,488	(19.1)
Nagoya Railroad Co. Ltd.	8,800	141,338	(7.1)
Nankai Electric Railway Co. Ltd.	15,000	267,792	(13.4)
NEC Corp.	15,500	601,336	(30.1)
NET One Systems Co. Ltd.	6,700	159,881	(8.0)
Nichirei Corp.	12,200	223,998	(11.2)
Nihon Kohden Corp.	17,800	427,309	(21.4)
Nihon M&A Center Holdings, Inc.	7,400	91,122	(4.6)
Nikon Corp.	36,700	412,391	(20.7)
Nippon Express Holdings, Inc.	3,300	193,481	(9.7)
Nippon Telegraph & Telephone Corp.	7,800	229,861	(11.5)
Nippon Television Holdings, Inc.	121,200	1,163,303	(58.3)
Nippon Yusen KK	1,400	101,002	(5.1)
Nipro Corp.	16,800	132,378	(6.6)
Nissan Chemical Corp.	3,100	163,750	(8.2)
Nissan Motor Co. Ltd.	82,900	331,894	(16.6)
Nissin Foods Holdings Co. Ltd.	6,400	445,200	(22.3)
Nitori Holdings Co. Ltd.	900	92,591	(4.6)
Nitto Denko Corp.	5,400	362,453	(18.2)
NOK Corp.	22,900	194,839	(9.8)
Nomura Real Estate Holdings, Inc.	11,600	282,643	(14.2)
Nomura Research Institute Ltd.	4,400	124,416	(6.2)
NSK Ltd.	41,000	226,883	(11.4)
NTT Data Corp.	6,600	121,690	(6.1)
Obayashi Corp.	106,700	733,791	(36.8)

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
OBIC Business Consultants Co. Ltd.	2,500	$89,855	(4.5)%
Obic Co. Ltd.	1,100	162,513	(8.1)
Omron Corp.	21,600	1,273,408	(63.8)
Otsuka Corp.	2,600	85,207	(4.3)
Otsuka Holdings Co. Ltd.	4,600	154,571	(7.7)
PALTAC Corp.	2,200	80,186	(4.0)
Panasonic Corp.	4,700	41,892	(2.1)
Penta-Ocean Construction Co. Ltd.	27,300	133,578	(6.7)
PeptiDream, Inc.	8,000	129,031	(6.5)
Pigeon Corp.	4,700	80,159	(4.0)
Pola Orbis Holdings, Inc.	7,200	83,010	(4.2)
Relo Group, Inc.	5,300	75,708	(3.8)
Resorttrust, Inc.	12,100	203,565	(10.2)
Ricoh Co. Ltd.	37,000	270,171	(13.5)
Rinnai Corp.	4,600	294,029	(14.7)
Ryohin Keikaku Co. Ltd.	7,200	64,707	(3.2)
Sankyu Inc.	12,400	378,064	(18.9)
Santen Pharmaceutical Co. Ltd.	37,200	302,610	(15.2)
Sapporo Holdings Ltd.	28,100	584,876	(29.3)
Sawai Group Holdings Co. Ltd.	3,600	120,761	(6.0)
SBI Holdings, Inc.	35,900	802,979	(40.2)
SCSK Corp.	9,200	146,264	(7.3)
Sega Sammy Holdings, Inc.	1,100	19,492	(1.0)
Seiko Epson Corp.	48,500	683,245	(34.2)
Seino Holdings Co Ltd.	20,500	167,464	(8.4)
Sekisui House Ltd.	20,700	359,516	(18.0)
Sekisui House REIT, Inc.	272	159,161	(8.0)
SG Holdings Co. Ltd.	25,000	440,567	(22.1)
Shimadzu Corp.	6,200	202,691	(10.2)
Shimizu Corp.	71,400	374,396	(18.8)
Shin-Etsu Chemical Co. Ltd.	4,100	563,481	(28.2)
Shionogi & Co. Ltd.	4,000	222,504	(11.1)
Skylark Co. Ltd.	41,100	487,680	(24.4)
SMS Co. Ltd.	1,000	23,469	(1.2)
Softbank Corp.	7,500	87,284	(4.4)
SoftBank Group Corp.	4,100	168,634	(8.4)
Sony Group Corp.	6,500	560,957	(28.1)
Sotetsu Holdings Inc.	7,900	135,430	(6.8)
Square Enix Holdings Co. Ltd.	2,300	91,829	(4.6)
Subaru Corp.	15,200	230,655	(11.6)
Sumitomo Chemical Co. Ltd.	293,900	1,249,723	(62.6)
Sumitomo Corp.	4,500	71,206	(3.6)
Sumitomo Dainippon Pharma Co. Ltd.	4,500	40,084	(2.0)
Sumitomo Forestry Co. Ltd.	5,600	85,673	(4.3)
Sumitomo Heavy Industries Ltd.	3,100	65,600	(3.3)
Sumitomo Mitsui Financial Group, Inc.	13,800	416,952	(20.9)
Sumitomo Mitsui Trust Holdings, Inc.	1,700	52,764	(2.6)
Sumitomo Rubber Industries Ltd.	10,900	94,479	(4.7)
Sundrug Co. Ltd.	13,100	304,995	(15.3)
Suntory Beverage & Food Ltd.	37,700	1,485,418	(74.4)
Suzuki Motor Corp.	11,300	340,640	(17.1)
Taiheiyo Cement Corp.	20,300	328,445	(16.5)
Taisei Corp.	38,400	1,040,179	(52.1)
Takara Bio Inc.	8,500	136,713	(6.8)
Takashimaya Co. Ltd.	11,500	104,894	(5.3)
Takeda Pharmaceutical Co. Ltd.	9,200	266,952	(13.4)
TBS Holdings, Inc.	1,200	15,747	(0.8)
Teijin Ltd.	11,700	125,029	(6.3)
Terumo Corp.	12,000	357,182	(17.9)
TIS, Inc.	7,900	177,429	(8.9)

Security	Shares	Value	% of Basket Value

Japan (continued)
Tohoku Electric Power Co., Inc.	13,700	$76,207	(3.8)%
Tokyo Electron Ltd.	1,100	464,141	(23.3)
Tokyo Gas Co. Ltd.	22,900	438,637	(22.0)
Tokyo Ohka Kogyo Co. Ltd.	3,400	184,743	(9.3)
Toray Industries, Inc.	35,000	165,875	(8.3)
Tosoh Corp.	15,500	214,032	(10.7)
TOTO Ltd.	900	30,329	(1.5)
Toyo Seikan Group Holdings Ltd.	17,100	184,960	(9.3)
Toyo Suisan Kaisha Ltd.	10,100	311,851	(15.6)
Toyota Tsusho Corp.	6,100	219,156	(11.0)
Trend Micro, Inc.	21,300	1,187,622	(59.5)
Tsumura & Co.	3,300	81,196	(4.1)
Tsuruha Holdings, Inc.	6,100	311,759	(15.6)
Unicharm Corp.	19,700	685,402	(34.3)
Ushio, Inc.	2,600	33,711	(1.7)
Welcia Holdings Co. Ltd.	1,900	38,948	(1.9)
Yakult Honsha Co. Ltd.	2,200	113,917	(5.7)
Yamada Holdings Co. Ltd.	139,400	416,260	(20.9)
Yamaguchi Financial Group, Inc.	19,400	106,373	(5.3)
Yamaha Corp.	16,500	630,415	(31.6)
Yamaha Motor Co. Ltd.	1,700	35,098	(1.8)
Yaoko Co. Ltd.	6,900	365,028	(18.3)
Yaskawa Electric Corp.	1,600	54,329	(2.7)
Yokohama Rubber Co. Ltd.	19,400	259,739	(13.0)
Z Holdings Corp.	58,000	227,699	(11.4)
Zensho Holdings Co. Ltd.	4,400	103,762	(5.2)
ZOZO, Inc.	4,300	90,031	(4.5)

		59,612,994

Jordan
Hikma Pharmaceuticals PLC	30,649	719,958	(36.1)

Luxembourg
Aroundtown SA	29,714	149,418	(7.5)
Majorel Group Luxembourg SA	24,918	787,303	(39.4)
RTL Group SA	6,143	319,420	(16.0)

		1,256,141

Macau
Wynn Macau Ltd.	59,600	36,608	(1.8)

Mexico
Fresnillo PLC	755	7,305	(0.4)

Netherlands
ABN AMRO Bank NV	29,333	364,643	(18.3)
ASR Nederland NV	3,586	162,979	(8.2)
CTP NV	1,615	22,866	(1.1)
Heineken Holding NV	76	5,933	(0.3)
Heineken NV	4,952	483,369	(24.2)
IMCD NV	3,294	524,479	(26.3)
ING Groep NV	29,472	279,224	(14.0)
Koninklijke Ahold Delhaize NV	4,137	122,025	(6.1)
Koninklijke Vopak NV	14,145	380,355	(19.1)
OCI NV	7,497	284,080	(14.2)
PostNL NV	81,752	267,882	(13.4)
Randstad NV	15,614	825,655	(41.4)
Wolters Kluwer NV	15,728	1,588,257	(79.6)

		5,311,747

New Zealand
a2 Milk Co. Ltd.	35,861	111,389	(5.6)
Air New Zealand Ltd.	85,618	48,591	(2.4)

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

New Zealand (continued)
Fisher & Paykel Healthcare Corp. Ltd.	8,596	$118,127	(5.9)%
Infratil Ltd.	62,942	340,620	(17.1)
Xero Ltd.	1,704	112,365	(5.6)

		731,092

Norway
Adevinta ASA	2,819	21,778	(1.1)
Aker BP ASA	12,883	461,583	(23.1)
DNB Bank ASA	8,452	163,777	(8.2)
Equinor ASA	12,043	407,048	(20.4)
Nordic Semiconductor ASA	8,042	159,885	(8.0)
Schibsted ASA, Class A	13,626	283,951	(14.2)
Telenor ASA	81,129	1,144,200	(57.4)

		2,642,222

Portugal
EDP - Energias de Portugal SA	83,892	390,992	(19.6)
Jeronimo Martins SGPS SA	6,175	128,543	(6.4)

		519,535

Singapore
ComfortDelGro Corp. Ltd.	139,000	146,832	(7.3)
Jardine Cycle & Carriage Ltd.	8,600	179,245	(9.0)
NetLink NBN Trust	297,600	215,192	(10.8)
Olam Group Ltd.	14,500	17,719	(0.9)
SATS Ltd.	60,900	198,843	(10.0)
SIA Engineering Co. Ltd.	66,800	128,290	(6.4)
Singapore Post Ltd.	815,400	418,729	(21.0)
StarHub Ltd.	83,100	75,374	(3.8)
United Overseas Bank Ltd.	8,400	179,812	(9.0)
Wing Tai Holdings Ltd.	8,000	10,041	(0.5)

		1,570,077

Spain
Acciona SA	2,819	551,812	(27.7)
Banco Santander SA	35,387	103,413	(5.2)
Cellnex Telecom SA	3,112	145,051	(7.3)
Grifols SA	382	6,398	(0.3)
Iberdrola SA	4,058	46,630	(2.3)
Industria de Diseno Textil SA	19,464	408,107	(20.4)
Inmobiliaria Colonial Socimi SA	31,308	260,338	(13.0)
Merlin Properties Socimi SA	26,424	287,061	(14.4)
Naturgy Energy Group SA	2,234	67,204	(3.4)
Solaria Energia y Medio Ambiente SA	4,840	107,403	(5.4)

		1,983,417

Sweden
Alfa Laval AB	8,978	249,914	(12.5)
Autoliv, Inc.	1,706	125,698	(6.3)
Boliden AB	6,239	270,530	(13.6)
Castellum AB	662	13,110	(0.7)
Elekta AB, B Shares	31,607	212,882	(10.7)
Epiroc AB, Class A	9,259	187,708	(9.4)
Epiroc AB, Class B	8,856	154,500	(7.7)
EQT AB	3,832	108,453	(5.4)
Essity AB, Class B	10,443	275,392	(13.8)
Evolution AB	1,894	194,321	(9.7)
Hexagon AB, B Shares	7,280	93,933	(4.7)
Holmen AB, B Shares	4,034	233,160	(11.7)
Industrivarden AB, C Shares	3,433	86,441	(4.3)
Indutrade AB	27,363	645,434	(32.3)
Investment AB Latour, B Shares	7,717	204,443	(10.3)
Lifco AB, B Shares	5,165	108,339	(5.4)

Security	Shares	Value	% of Basket Value

Sweden (continued)
Lundin Energy AB	11,476	$474,485	(23.8)%
Nibe Industrier AB, B Shares	2,689	26,364	(1.3)
Saab AB, Class B	24,796	1,048,844	(52.6)
Sagax AB, Class B	4,207	107,465	(5.4)
Spotify Technology SA	3,532	359,028	(18.0)
SSAB AB, A Shares	29,339	186,335	(9.3)
Svenska Handelsbanken AB, A Shares	119,473	1,205,043	(60.4)
Swedish Match AB	64,710	515,401	(25.8)
Tele2 AB, B Shares	23,655	313,530	(15.7)

		7,400,753

Switzerland
Adecco Group AG	5,047	194,763	(9.8)
Barry Callebaut AG	28	64,443	(3.2)
Belimo Holding AG	85	42,009	(2.1)
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	3	355,898	(17.8)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	63	706,544	(35.4)
Cie Financiere Richemont SA, Class A	5,240	608,839	(30.5)
Credit Suisse Group AG	17,213	116,830	(5.9)
Dufry AG	2,932	116,700	(5.9)
Flughafen Zurich AG	1,109	187,530	(9.4)
Idorsia Ltd.	16,849	287,585	(14.4)
Julius Baer Group Ltd.	6,344	303,166	(15.2)
Logitech International SA	1,618	105,297	(5.3)
Lonza Group AG	72	42,454	(2.1)
SIG Combibloc Group AG	12,211	255,643	(12.8)
Sika AG	973	297,211	(14.9)
Sonova Holding AG	111	40,532	(2.0)
Straumann Holding AG	1,870	220,457	(11.1)
Swatch Group AG	776	199,155	(10.0)
Swiss Life Holding AG	124	72,505	(3.6)
Swiss Prime Site AG	1,479	144,564	(7.2)
Temenos AG	1,402	141,526	(7.1)
UBS Group AG	8,577	145,609	(7.3)
VAT Group AG	420	129,911	(6.5)

		4,779,171

United Kingdom
Associated British Foods PLC	29,526	590,837	(29.6)
Atlantica Sustainable Infrastructure PLC	17,218	532,036	(26.7)
Barclays PLC	164,705	302,751	(15.2)
Barratt Developments PLC	19,403	118,708	(5.9)
Bellway PLC	10,453	317,481	(15.9)
British American Tobacco PLC	1,339	56,121	(2.8)
Capri Holdings Ltd.	3,354	159,986	(8.0)
Centrica PLC	739,585	732,773	(36.7)
Croda International PLC	12,628	1,226,514	(61.5)
Dechra Pharmaceuticals PLC	5,018	227,392	(11.4)
Direct Line Insurance Group PLC	23,455	74,443	(3.7)
Drax Group PLC	34,243	346,050	(17.3)
easyJet PLC	15,035	104,185	(5.2)
Endeavour Mining PLC	13,020	318,646	(16.0)
Farfetch Ltd., Class A	3,873	43,378	(2.2)
Halma PLC	1,490	45,736	(2.3)
Hammerson PLC	45	16	(0.0)
Hargreaves Lansdown PLC	17,465	199,945	(10.0)
HomeServe PLC	68,904	851,704	(42.7)
Imperial Brands PLC	64,458	1,341,728	(67.2)
Intertek Group PLC	365	22,745	(1.1)
ITV PLC	273,738	252,784	(12.7)

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
J Sainsbury PLC	28,074	$81,913	(4.1)%
Janus Henderson Group PLC	11,013	335,676	(16.8)
Legal & General Group PLC	44,761	139,524	(7.0)
Liberty Global PLC, Class A	8,354	190,137	(9.5)
Liberty Global PLC, Class C	5,084	120,491	(6.0)
Linde PLC	1,959	611,130	(30.6)
Melrose Industries PLC	303,607	441,171	(22.1)
Moneysupermarket.com Group PLC	3	7	(0.0)
Natwest Group PLC	120,142	322,315	(16.2)
Nomad Foods Ltd.	9,550	176,293	(8.8)
Phoenix Group Holdings PLC	17,757	134,499	(6.7)
Quilter PLC	108,673	179,015	(9.0)
Schroders PLC	2,136	75,401	(3.8)
Smiths Group PLC	17,611	322,269	(16.1)
Spirax-Sarco Engineering PLC	5,420	817,854	(41.0)
SSE PLC	9,960	231,329	(11.6)
SSP Group PLC	66,699	196,870	(9.9)
St James’s Place PLC	9,239	148,467	(7.4)
Tate & Lyle PLC	81,339	790,583	(39.6)
Taylor Wimpey PLC	226,529	356,275	(17.9)
THG PLC	65,701	88,210	(4.4)
Travis Perkins PLC	3,693	56,327	(2.8)
Tritax Big Box REIT PLC	147,460	450,147	(22.6)
United Utilities Group PLC	918	13,192	(0.7)
Weir Group PLC	14,398	276,794	(13.9)
Whitbread PLC	21,256	741,980	(37.2)

		15,163,828

United States
AbbVie, Inc.	247	36,279	(1.8)
ABIOMED, Inc.	707	202,612	(10.2)
Acadia Healthcare Co., Inc.	2,246	152,458	(7.6)
Adobe, Inc.	2,637	1,044,120	(52.3)
Advanced Micro Devices, Inc.	10,191	871,534	(43.7)
AES Corp.	22,739	464,330	(23.3)
Aflac, Inc.	924	52,927	(2.7)
Agilent Technologies, Inc.	13,243	1,579,493	(79.1)
Alcoa Corp.	5,435	368,493	(18.5)
Alexandria Real Estate Equities, Inc.	5,276	961,076	(48.2)
Align Technology, Inc.	945	273,965	(13.7)
Allstate Corp.	812	102,750	(5.1)
Ally Financial, Inc.	2,338	93,426	(4.7)
Alphabet, Inc., Class A	71	162,035	(8.1)
Ambarella, Inc.	1,596	131,000	(6.6)
AMC Entertainment Holdings, Inc., Class A	12,451	190,500	(9.5)
American Express Co.	815	142,389	(7.1)
American Homes 4 Rent, Class A	18,533	734,092	(36.8)
American International Group, Inc.	8,424	492,888	(24.7)
American Tower Corp.	2,300	554,346	(27.8)
AMETEK, Inc.	976	123,230	(6.2)
AMN Healthcare Services, Inc.	6,596	644,759	(32.3)
Amphenol Corp., Class A	22,659	1,620,118	(81.2)
Antero Midstream Corp.	27,545	282,887	(14.2)
Aon PLC, Class A	1,045	300,950	(15.1)
Apple, Inc.	812	132,876	(6.7)
Arch Capital Group Ltd.	13,197	602,707	(30.2)
Arista Networks, Inc.	4,546	525,381	(26.3)
Asbury Automotive Group, Inc.	2,726	500,793	(25.1)
ASGN, Inc.	8,257	936,757	(46.9)
Aspen Technology, Inc.	154	24,415	(1.2)
AT&T, Inc.	29,665	559,482	(28.0)

Security	Shares	Value	% of Basket Value

United States (continued)
Atlassian Corp. PLC, Class A	1,212	$272,494	(13.7)%
Atmos Energy Corp.	4,242	481,043	(24.1)
Autodesk, Inc.	4,009	758,824	(38.0)
AvalonBay Communities, Inc.	3,955	899,683	(45.1)
Avangrid, Inc.	4,459	197,757	(9.9)
Avantor, Inc.	3,997	127,424	(6.4)
Axalta Coating Systems Ltd.	2,077	52,693	(2.6)
Axon Enterprise, Inc.	3,072	344,678	(17.3)
Baker Hughes Co.	4,792	148,648	(7.4)
Ball Corp.	2,031	164,836	(8.3)
Bank of America Corp.	26,101	931,284	(46.7)
Bank of New York Mellon Corp.	25,446	1,070,259	(53.6)
Baxter International, Inc.	371	26,363	(1.3)
Biogen, Inc.	2,035	422,140	(21.2)
BioMarin Pharmaceutical, Inc.	2,772	225,502	(11.3)
Black Hills Corp.	956	70,017	(3.5)
Blackline, Inc.	151	10,125	(0.5)
Block, Inc.	809	80,528	(4.0)
Blueprint Medicines Corp.	6,338	369,822	(18.5)
Boeing Co.	12,289	1,829,095	(91.6)
Booking Holdings, Inc.	74	163,563	(8.2)
Booz Allen Hamilton Holding Corp.	10,841	884,951	(44.3)
BorgWarner, Inc.	8,086	297,807	(14.9)
Boston Properties, Inc.	4,188	492,509	(24.7)
Boston Scientific Corp.	15,910	669,970	(33.6)
Brighthouse Financial, Inc.	25,685	1,319,182	(66.1)
Brixmor Property Group, Inc.	17,171	435,800	(21.8)
Brown & Brown, Inc.	637	39,481	(2.0)
Builders FirstSource, Inc.	3,099	190,805	(9.6)
BWX Technologies, Inc.	572	29,698	(1.5)
C.H. Robinson Worldwide, Inc.	4,215	447,422	(22.4)
CACI International, Inc., Class A	3,064	812,879	(40.7)
Camden Property Trust	11,423	1,792,154	(89.8)
Capital One Financial Corp.	4,060	505,957	(25.4)
Cardinal Health, Inc.	6,285	364,844	(18.3)
Carnival Corp.	10,048	173,830	(8.7)
Carnival PLC	22,135	347,038	(17.4)
Carrier Global Corp.	2,256	86,337	(4.3)
Catalent, Inc.	5,630	509,853	(25.5)
Cboe Global Markets, Inc.	2,826	319,281	(16.0)
CDW Corp.	1,160	189,289	(9.5)
ChampionX Corp.	7,279	153,587	(7.7)
Charles River Laboratories International, Inc.	2,424	585,420	(29.3)
Charles Schwab Corp.	9,559	634,048	(31.8)
Chart Industries, Inc.	1,427	240,906	(12.1)
Charter Communications, Inc., Class A	120	51,419	(2.6)
Chegg, Inc.	1,269	31,395	(1.6)
Chemed Corp.	568	279,110	(14.0)
Cheniere Energy, Inc.	2,739	371,984	(18.6)
Chevron Corp.	540	84,602	(4.2)
Choice Hotels International, Inc.	1,832	257,323	(12.9)
Cigna Corp.	2,427	598,935	(30.0)
Cincinnati Financial Corp.	2,550	312,783	(15.7)
Cirrus Logic, Inc.	5,244	397,495	(19.9)
Cisco Systems, Inc.	22,721	1,112,875	(55.8)
Citigroup, Inc.	26,437	1,274,528	(63.9)
Clean Harbors, Inc.	3,844	403,351	(20.2)
Clorox Co.	306	43,902	(2.2)
CMS Energy Corp.	7,317	502,605	(25.2)
Coca-Cola Co.	3,537	228,526	(11.4)
Cognex Corp.	2,921	197,547	(9.9)

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Cognizant Technology Solutions Corp., Class A	2,786	$225,387	(11.3)%
Colgate-Palmolive Co.	13,667	1,053,042	(52.8)
Comerica, Inc.	1,222	100,082	(5.0)
Continental Resources, Inc.	25,599	1,422,536	(71.3)
Cooper Cos., Inc.	392	141,528	(7.1)
Corteva, Inc.	42,002	2,423,095	(121.4)
CoStar Group, Inc.	4,623	294,115	(14.7)
Costco Wholesale Corp.	4,752	2,526,733	(126.6)
Coupa Software, Inc.	38	3,279	(0.2)
Credit Acceptance Corp.	814	417,175	(20.9)
Crimson Wine Group Ltd.	1	8	(0.0)
Crocs, Inc.	2,550	169,397	(8.5)
Crown Castle International Corp.	811	150,205	(7.5)
CSX Corp.	20,277	696,312	(34.9)
CubeSmart	5,002	237,645	(11.9)
Danaher Corp.	2,760	693,119	(34.7)
DaVita, Inc.	1,771	191,923	(9.6)
DexCom, Inc.	147	60,061	(3.0)
Dick’s Sporting Goods, Inc.	9,829	947,712	(47.5)
Digital Realty Trust, Inc.	1,458	213,043	(10.7)
Digital Turbine, Inc.	370	11,711	(0.6)
Dominion Energy, Inc.	1,373	112,092	(5.6)
Domino’s Pizza, Inc.	68	22,984	(1.2)
Donaldson Co., Inc.	6,922	339,455	(17.0)
DraftKings, Inc., Class A	18,206	249,058	(12.5)
DTE Midstream LLC	1,547	83,151	(4.2)
Duke Realty Corp.	3,966	217,139	(10.9)
East West Bancorp, Inc.	3,074	219,176	(11.0)
Eaton Corp. PLC	1,731	251,030	(12.6)
eBay, Inc.	2,634	136,757	(6.9)
Edison International	3,832	263,603	(13.2)
Elanco Animal Health, Inc.	20,855	527,840	(26.4)
Eli Lilly & Co.	494	144,312	(7.2)
Emerson Electric Co.	251	22,635	(1.1)
Entergy Corp.	6,555	779,062	(39.0)
EOG Resources, Inc.	6,296	735,121	(36.8)
EPAM Systems, Inc.	2,131	564,694	(28.3)
Equifax, Inc.	2,987	607,914	(30.5)
Equinix, Inc.	298	214,286	(10.7)
Equity LifeStyle Properties, Inc.	3,735	288,641	(14.5)
Equity Residential	15,970	1,301,555	(65.2)
Erie Indemnity Co., Class A	4,528	725,748	(36.4)
Etsy, Inc.	7,009	653,169	(32.7)
Euronet Worldwide, Inc.	135	16,423	(0.8)
Evercore, Inc., Class A	1,553	164,230	(8.2)
Evoqua Water Technologies Corp.	7,078	295,082	(14.8)
Exelixis, Inc.	1,723	38,492	(1.9)
Expedia Group, Inc.	5,917	1,033,996	(51.8)
Expeditors International of Washington, Inc.	2,421	239,848	(12.0)
Exxon Mobil Corp.	12,433	1,059,913	(53.1)
F5, Inc.	175	29,297	(1.5)
FactSet Research Systems, Inc.	731	294,951	(14.8)
Fair Isaac Corp.	736	274,903	(13.8)
Fate Therapeutics, Inc.	2,579	73,656	(3.7)
Federal Realty Investment Trust	5,507	644,649	(32.3)
First American Financial Corp.	216	12,595	(0.6)
First Industrial Realty Trust, Inc.	15,074	874,292	(43.8)
First Solar, Inc.	1,542	112,612	(5.6)
Floor & Decor Holdings, Inc., Class A	452	36,033	(1.8)
Ford Motor Co.	7,180	101,669	(5.1)
Fortinet, Inc.	1,497	432,648	(21.7)
Fox Corp., Class A	54,422	1,950,484	(97.7)

Security	Shares	Value	% of Basket Value

United States (continued)
Fox Corp., Class B	5,577	$185,379	(9.3)%
Franklin Resources, Inc.	9,899	243,416	(12.2)
FTI Consulting, Inc.	3,246	511,927	(25.6)
Gap, Inc.	21,567	267,862	(13.4)
Garmin Ltd.	16,182	1,775,813	(89.0)
Gartner, Inc.	1,283	372,776	(18.7)
General Dynamics Corp.	29,062	6,874,035	(344.4)
General Electric Co.	765	57,031	(2.9)
Globe Life, Inc.	1,857	182,135	(9.1)
Globus Medical, Inc., Class A	6,783	449,170	(22.5)
Goodyear Tire & Rubber Co.	4,154	55,331	(2.8)
Guidewire Software, Inc.	5,940	516,424	(25.9)
Halliburton Co.	4,093	145,793	(7.3)
Halozyme Therapeutics, Inc.	6,527	260,427	(13.0)
Hanesbrands, Inc.	39,100	518,466	(26.0)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,955	318,120	(15.9)
Harley-Davidson, Inc.	11,003	401,059	(20.1)
Hartford Financial Services Group, Inc.	2,974	207,972	(10.4)
Healthcare Realty Trust, Inc.	2,738	74,145	(3.7)
HealthEquity, Inc.	6,186	385,512	(19.3)
Healthpeak Properties, Inc.	5,355	175,698	(8.8)
HEICO Corp.	8,593	1,213,589	(60.8)
HEICO Corp., Class A	15,835	1,846,994	(92.5)
Helmerich & Payne, Inc.	448	20,621	(1.0)
Henry Schein, Inc.	936	75,910	(3.8)
Herbalife Nutrition Ltd.	2,593	68,922	(3.5)
Hewlett Packard Enterprise Co.	3,101	47,786	(2.4)
Hexcel Corp.	12,154	660,691	(33.1)
Hologic, Inc.	1,034	74,438	(3.7)
Home Depot, Inc.	1,667	500,767	(25.1)
Honeywell International, Inc.	5,759	1,114,424	(55.8)
Horizon Therapeutics PLC	1,708	168,340	(8.4)
HubSpot, Inc.	1,518	575,975	(28.9)
Humana, Inc.	1,107	492,128	(24.7)
Huntington Bancshares, Inc.	43,468	571,604	(28.6)
Huntington Ingalls Industries, Inc.	8,167	1,737,448	(87.1)
Huntsman Corp.	2,111	71,500	(3.6)
IDACORP, Inc.	3,541	372,442	(18.7)
IDEXX Laboratories, Inc.	620	266,898	(13.4)
II-VI, Inc.	726	44,438	(2.2)
Illinois Tool Works, Inc.	2,539	500,462	(25.1)
Illumina, Inc.	1,752	519,731	(26.0)
Incyte Corp.	2,708	202,992	(10.2)
Integra LifeSciences Holdings Corp.	9,540	583,466	(29.2)
Intellia Therapeutics, Inc.	934	45,794	(2.3)
Interactive Brokers Group, Inc., Class A	5,962	355,097	(17.8)
Intercontinental Exchange, Inc.	9,698	1,123,125	(56.3)
International Game Technology PLC	4,412	96,314	(4.8)
Interpublic Group of Cos., Inc.	7,715	251,663	(12.6)
Intuit, Inc.	1,038	434,663	(21.8)
Invitation Homes, Inc.	6,302	250,946	(12.6)
Iridium Communications, Inc.	19,170	684,561	(34.3)
Iron Mountain, Inc.	10,319	554,440	(27.8)
ITT, Inc.	620	43,536	(2.2)
Jacobs Engineering Group, Inc.	3,997	553,784	(27.7)
JB Hunt Transport Services, Inc.	2,186	373,478	(18.7)
JetBlue Airways Corp.	20,936	230,505	(11.5)
Johnson Controls International PLC	3,812	228,224	(11.4)
Jones Lang LaSalle, Inc.	1,413	309,065	(15.5)
JPMorgan Chase & Co.	2,893	345,308	(17.3)
Kellogg Co.	4,295	294,208	(14.7)

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Keurig Dr Pepper, Inc.	9,327	$348,830	(17.5)%
KeyCorp	520	10,041	(0.5)
Keysight Technologies, Inc.	6,871	963,795	(48.3)
Kinder Morgan, Inc.	18,852	342,164	(17.1)
KLA Corp.	2,076	662,784	(33.2)
Lamar Advertising Co., Class A	3,051	336,861	(16.9)
Landstar System, Inc.	4,763	737,789	(37.0)
Las Vegas Sands Corp.	6,116	216,690	(10.9)
Lattice Semiconductor Corp.	1,274	61,203	(3.1)
Lear Corp.	3,384	432,949	(21.7)
Leggett & Platt, Inc.	7,704	274,494	(13.8)
Leidos Holdings, Inc.	16,975	1,757,082	(88.0)
Leslie’s, Inc.	635	12,446	(0.6)
Levi Strauss & Co., Class A	6,609	119,689	(6.0)
Liberty Latin America Ltd., Class A	2	18	(0.0)
Liberty Media Corp. - Liberty SiriusXM, Class C	4,127	172,839	(8.7)
Life Storage, Inc.	2,833	375,344	(18.8)
Lincoln Electric Holdings, Inc.	1,871	252,080	(12.6)
Lincoln National Corp.	8,583	516,267	(25.9)
Lithia Motors, Inc.	568	160,818	(8.1)
Live Nation Entertainment, Inc.	452	47,406	(2.4)
Livent Corp.	13,951	297,993	(14.9)
Lockheed Martin Corp.	5,759	2,488,579	(124.7)
LPL Financial Holdings, Inc.	1,231	231,268	(11.6)
Lumen Technologies, Inc.	56,313	566,509	(28.4)
Lumentum Holdings, Inc.	7,052	572,693	(28.7)
LXP Industrial Trust	28,525	357,989	(17.9)
MACOM Technology Solutions Holdings, Inc., Class H	14,404	733,884	(36.8)
Manhattan Associates, Inc.	4,231	552,357	(27.7)
ManpowerGroup, Inc.	6,178	557,256	(27.9)
Marathon Oil Corp.	18,578	462,964	(23.2)
MarketAxess Holdings, Inc.	2,847	750,498	(37.6)
Marriott Vacations Worldwide Corp.	74	11,050	(0.6)
Marsh & McLennan Cos., Inc.	4,719	763,062	(38.2)
Martin Marietta Materials, Inc.	2,391	846,940	(42.4)
Marvell Technology, Inc.	16,721	971,156	(48.7)
Masimo Corp.	9,604	1,084,964	(54.4)
Mastercard, Inc., Class A	448	162,794	(8.2)
MaxLinear, Inc.	4,098	196,171	(9.8)
McKesson Corp.	1,557	482,063	(24.2)
Medical Properties Trust, Inc.	15,633	287,491	(14.4)
Merck & Co., Inc.	10,295	913,064	(45.7)
Meta Platforms, Inc., Class A	2,151	431,211	(21.6)
MetLife, Inc.	16,214	1,064,936	(53.4)
Mettler-Toledo International, Inc.	613	783,126	(39.2)
MGIC Investment Corp.	32,719	427,310	(21.4)
Microsoft Corp.	4,569	1,267,989	(63.5)
MicroStrategy, Inc., Class A	36	12,750	(0.6)
Mid-America Apartment Communities, Inc.	6,373	1,253,442	(62.8)
Molson Coors Beverage Co., Class B	225	12,182	(0.6)
Monolithic Power Systems, Inc.	1,608	630,722	(31.6)
Moody’s Corp.	669	211,725	(10.6)
Morningstar, Inc.	1,008	255,256	(12.8)
Murphy USA, Inc.	653	152,541	(7.6)
National Vision Holdings, Inc.	4,450	167,543	(8.4)
NetApp, Inc.	12,014	880,025	(44.1)
Netflix, Inc.	387	73,669	(3.7)
New Relic, Inc.	312	19,740	(1.0)
New York Community Bancorp, Inc.	72,399	668,967	(33.5)
New York Times Co., Class A	817	31,307	(1.6)
Newmont Corp.	9,838	716,698	(35.9)

Security	Shares	Value	% of Basket Value

United States (continued)
Nexstar Media Group, Inc., Class A	400	$63,368	(3.2)%
Nordson Corp.	472	101,806	(5.1)
Nordstrom, Inc.	6,546	168,232	(8.4)
Norfolk Southern Corp.	912	235,187	(11.8)
Northrop Grumman Corp.	3,083	1,354,670	(67.9)
NortonLifeLock, Inc.	3,213	80,454	(4.0)
Norwegian Cruise Line Holdings Ltd.	23,026	461,211	(23.1)
NOV, Inc.	9,284	168,319	(8.4)
NRG Energy, Inc.	3,348	120,193	(6.0)
NVIDIA Corp.	7,624	1,414,023	(70.8)
Okta, Inc.	2,717	324,165	(16.2)
Old Dominion Freight Line, Inc.	752	210,650	(10.6)
Old National Bancorp	31,798	482,058	(24.2)
Omnicell, Inc.	97	10,589	(0.5)
ONEOK, Inc.	2,948	186,697	(9.4)
Oracle Corp.	197	14,460	(0.7)
Ormat Technologies, Inc.	5,326	413,830	(20.7)
Ovintiv Inc.	28,487	1,458,000	(73.1)
PacWest Bancorp	5,926	194,906	(9.8)
Palo Alto Networks, Inc.	1,593	894,119	(44.8)
Papa John’s International, Inc.	851	77,484	(3.9)
Park Hotels & Resorts, Inc.	27,558	543,168	(27.2)
Paycom Software, Inc.	1,264	355,778	(17.8)
Paylocity Holding Corp.	2,296	435,390	(21.8)
PayPal Holdings, Inc.	18,750	1,648,687	(82.6)
Pegasystems, Inc.	8,064	617,622	(30.9)
Penn National Gaming, Inc.	854	31,231	(1.6)
Penske Automotive Group, Inc.	4,247	445,171	(22.3)
Pentair PLC	4,834	245,326	(12.3)
Penumbra, Inc.	2,571	443,652	(22.2)
Perrigo Co. PLC	789	27,063	(1.4)
PG&E Corp.	14,837	187,688	(9.4)
Philip Morris International, Inc.	45,567	4,556,700	(228.3)
Phillips 66	4,461	387,036	(19.4)
Pinnacle Financial Partners, Inc.	2,887	223,887	(11.2)
Planet Fitness, Inc., Class A	17,762	1,421,493	(71.2)
Plug Power, Inc.	4,926	103,545	(5.2)
PNC Financial Services Group, Inc.	1,622	269,414	(13.5)
Portland General Electric Co.	1,735	82,118	(4.1)
Power Integrations, Inc.	4,905	392,400	(19.7)
PPG Industries, Inc.	1,230	157,428	(7.9)
Principal Financial Group, Inc.	10,832	738,092	(37.0)
Public Service Enterprise Group, Inc.	6,060	422,140	(21.2)
PulteGroup, Inc.	2,102	87,780	(4.4)
PVH Corp.	5,615	408,660	(20.5)
Qorvo, Inc.	3,906	444,425	(22.3)
Qualys, Inc.	4,486	611,352	(30.6)
Radian Group, Inc.	11,612	248,381	(12.4)
Ralph Lauren Corp.	2,153	224,644	(11.3)
Rapid7, Inc.	4,721	450,950	(22.6)
Raytheon Technologies Corp.	12,503	1,186,660	(59.5)
Regency Centers Corp.	10,103	695,389	(34.8)
Regeneron Pharmaceuticals, Inc.	18	11,864	(0.6)
Reinsurance Group of America, Inc.	14,181	1,521,905	(76.3)
Reliance Steel & Aluminum Co.	4,851	961,711	(48.2)
Repligen Corp.	3,102	487,758	(24.4)
Republic Services, Inc.	725	97,346	(4.9)
ResMed, Inc.	1,944	388,742	(19.5)
Rexford Industrial Realty, Inc.	1,975	154,129	(7.7)
RingCentral, Inc., Class A	143	12,134	(0.6)
Roku, Inc.	5,968	554,427	(27.8)
Roper Technologies, Inc.	1,291	606,667	(30.4)

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Royal Caribbean Cruises Ltd.	8,695	$675,862	(33.9)%
Ryder System, Inc.	18,299	1,279,100	(64.1)
salesforce.com, Inc.	3,557	625,819	(31.4)
SBA Communications Corp.	1,700	590,087	(29.6)
Schlumberger NV	9,515	371,180	(18.6)
Science Applications International Corp.	6,766	563,134	(28.2)
Seagen, Inc.	1,953	255,863	(12.8)
SEI Investments Co.	476	26,523	(1.3)
Semtech Corp.	23,556	1,403,938	(70.3)
Sensata Technologies Holding PLC	16,711	758,847	(38.0)
Service Corp. International	99	6,495	(0.3)
ServiceNow, Inc.	1,511	722,409	(36.2)
Silicon Laboratories, Inc.	8,530	1,150,782	(57.7)
Simon Property Group, Inc.	351	41,418	(2.1)
Sirius XM Holdings, Inc.	40,278	241,668	(12.1)
SiteOne Landscape Supply, Inc.	5,094	718,407	(36.0)
SL Green Realty Corp.	12,382	857,082	(42.9)
Snap, Inc., Class A	16,765	477,132	(23.9)
Snap-on, Inc.	4,361	926,669	(46.4)
Southern Co.	929	68,179	(3.4)
Southwest Gas Holdings, Inc.	3,333	293,671	(14.7)
Spirit AeroSystems Holdings, Inc., Class A	10,602	445,708	(22.3)
STAAR Surgical Co.	1,809	103,276	(5.2)
Stifel Financial Corp.	7,208	445,815	(22.3)
STORE Capital Corp.	3,636	103,371	(5.2)
Stryker Corp.	651	157,060	(7.9)
Sun Communities, Inc.	3,786	664,708	(33.3)
Switch, Inc., Class A	4,282	127,861	(6.4)
Sysco Corp.	3,225	275,673	(13.8)
Take-Two Interactive Software, Inc.	1,176	140,544	(7.0)
Tandem Diabetes Care, Inc.	1,795	173,182	(8.7)
TE Connectivity Ltd.	5,805	724,348	(36.3)
Teladoc Health, Inc.	1,845	62,287	(3.1)
Teleflex, Inc.	4,335	1,238,163	(62.0)
Tenable Holdings, Inc.	2,141	118,247	(5.9)
Teradata Corp.	1,496	61,860	(3.1)
Teradyne, Inc.	5,462	576,023	(28.9)
Tesla, Inc.	412	358,753	(18.0)
Tetra Tech, Inc.	1,804	251,261	(12.6)
Texas Instruments, Inc.	4,303	732,586	(36.7)
Textron, Inc.	36,178	2,505,326	(125.5)
Thermo Fisher Scientific, Inc.	52	28,752	(1.4)
Timken Co.	3,516	202,662	(10.2)
TJX Cos., Inc.	1,371	84,015	(4.2)
Toll Brothers, Inc.	4,665	216,316	(10.8)
TransDigm Group, Inc.	1,658	986,195	(49.4)
Travel + Leisure Co.	34,823	1,931,980	(96.8)
Travelers Cos., Inc.	1,625	277,973	(13.9)
Trex Co., Inc.	2,203	128,193	(6.4)
TripAdvisor, Inc.	702	18,020	(0.9)
Twilio, Inc., Class A	2,366	264,566	(13.3)
UDR, Inc.	17,857	950,171	(47.6)
Ulta Beauty, Inc.	629	249,587	(12.5)
Ultragenyx Pharmaceutical, Inc.	6,712	474,471	(23.8)
Union Pacific Corp.	3,461	810,878	(40.6)
United States Steel Corp.	2,529	77,109	(3.9)
United Therapeutics Corp.	1,202	213,427	(10.7)
UnitedHealth Group, Inc.	533	271,057	(13.6)
Unum Group	10,643	324,824	(16.3)
Valero Energy Corp.	7,531	839,556	(42.1)
Valvoline, Inc.	1,601	48,398	(2.4)

Security	Shares	Value	% of Basket Value

United States (continued)
Varonis Systems, Inc.	7,939	$342,965	(17.2)%
Veeva Systems, Inc., Class A	5,986	1,089,153	(54.6)
Verisk Analytics, Inc.	2,718	554,608	(27.8)
VF Corp.	1,716	89,232	(4.5)
ViacomCBS, Inc., Class B	10,856	316,127	(15.8)
Viatris, Inc.	55,524	573,563	(28.7)
Visa, Inc., Class A	5,024	1,070,765	(53.7)
Voya Financial, Inc.	17,872	1,128,438	(56.5)
W.W. Grainger, Inc.	589	294,518	(14.8)
Walt Disney Co.	1,390	155,166	(7.8)
Watsco, Inc.	1,276	340,411	(17.1)
Wells Fargo & Co.	2,777	121,161	(6.1)
West Pharmaceutical Services, Inc.	486	153,119	(7.7)
Western Alliance Bancorp	1,892	144,000	(7.2)
Westrock Co.	15,639	774,600	(38.8)
WEX, Inc.	2,093	347,940	(17.4)
Whirlpool Corp.	983	178,434	(8.9)
Willis Towers Watson PLC	775	166,517	(8.3)
Wintrust Financial Corp.	6,228	543,829	(27.2)
Workday, Inc., Class A	5,405	1,117,213	(56.0)
World Wrestling Entertainment, Inc., Class A	9,411	549,508	(27.5)
Wynn Resorts Ltd.	7,121	501,888	(25.1)
XPO Logistics, Inc.	1,503	80,846	(4.1)
Xylem, Inc.	1,603	129,042	(6.5)
Ziff Davis, Inc.	1,527	134,926	(6.8)
Zions Bancorp NA	9,734	550,068	(27.6)
Zoetis, Inc.	3,931	696,770	(34.9)

		204,532,466

Preferred Stocks

Germany
Fuchs Petrolub SE, Preference Shares	4,613	145,500	(7.3)
Sartorius AG, Preference Shares	1,088	407,923	(20.4)

		553,423

Warrants

Australia
Magellan Financial Group Ltd.	1,580	1,747	(0.1)

Total Reference Entity — Long		393,402,016

Reference Entity — Short

Common Stocks

Australia
Adbri Ltd.	(206,705)	(421,852)	21.1
Allkem Ltd.	(64,708)	(539,290)	27.0
ALS Ltd.	(135,846)	(1,230,098)	61.6
Ampol Ltd.	(56,877)	(1,337,247)	67.0
Ansell Ltd.	(4,281)	(81,995)	4.1
APA Group	(100,749)	(809,530)	40.6
Appen Ltd.	(6,505)	(29,714)	1.5
ASX Ltd.	(1,573)	(95,103)	4.8
Bendigo & Adelaide Bank Ltd.	(8,072)	(60,183)	3.0
Brambles Ltd.	(138,953)	(1,026,073)	51.4
Chalice Mining Ltd.	(134,396)	(645,197)	32.3
Champion Iron Ltd.	(9,024)	(45,745)	2.3
Cleanaway Waste Management Ltd.	(885,328)	(1,984,497)	99.4
Cochlear Ltd.	(5,883)	(947,559)	47.5
Coles Group Ltd.	(24,463)	(321,656)	16.1
Computershare Ltd.	(48,455)	(854,265)	42.8
Crown Resorts Ltd.	(68,370)	(619,032)	31.0
CSL Ltd.	(3,327)	(634,958)	31.8

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Australia (continued)
Downer EDI Ltd.	(4,499)	$(17,674)	0.9%
EBOS Group Ltd.	(697)	(19,011)	0.9
Endeavour Group Ltd.	(321,808)	(1,761,595)	88.3
Fortescue Metals Group Ltd.	(10,913)	(164,929)	8.3
GPT Group	(77,984)	(277,224)	13.9
Incitec Pivot Ltd.	(51,541)	(139,007)	7.0
Insurance Australia Group Ltd.	(355,374)	(1,134,812)	56.8
Lendlease Group	(93,105)	(797,571)	40.0
Mineral Resources Ltd.	(18,260)	(741,963)	37.2
National Australia Bank Ltd.	(4,973)	(113,527)	5.7
Newcrest Mining Ltd.	(26,380)	(495,399)	24.8
Newcrest Mining Ltd. NPV	(2,318)	(43,810)	2.2
NEXTDC Ltd.	(89,671)	(696,192)	34.9
Northern Star Resources Ltd.	(119,352)	(820,400)	41.1
Orica Ltd.	(69,078)	(793,763)	39.8
Qantas Airways Ltd.	(4,980)	(19,297)	1.0
Ramsay Health Care Ltd.	(28,074)	(1,593,122)	79.8
Reece Ltd.	(24,875)	(302,221)	15.1
Rio Tinto Ltd.	(2,169)	(171,576)	8.6
Santos Ltd.	(35,226)	(196,845)	9.9
Seven Group Holdings Ltd.	(21,718)	(303,008)	15.2
Shopping Centres Australasia Property Group	(142,313)	(304,585)	15.3
Suncorp Group Ltd.	(166,335)	(1,335,502)	66.9
Tabcorp Holdings Ltd.	(269,302)	(1,029,869)	51.6
Transurban Group	(121,228)	(1,217,324)	61.0
Vicinity Centres	(18,714)	(24,792)	1.2
Woolworths Group Ltd.	(44,112)	(1,193,365)	59.8
Worley Ltd.	(77,824)	(756,840)	37.9

		(28,149,217)

Austria
BAWAG Group AG	(2,984)	(141,692)	7.1
OMV AG	(8,977)	(458,883)	23.0
Telekom Austria AG	(1,641)	(11,700)	0.6

		(612,275)

Belgium
Etablissements Franz Colruyt NV	(949)	(34,848)	1.8
Galapagos NV	(885)	(51,961)	2.6
Sofina SA	(2,417)	(740,707)	37.1
UCB SA	(2,724)	(309,644)	15.5

		(1,137,160)

Bermuda
Everest Re Group Ltd.	(419)	(115,104)	5.8
Signet Jewelers Ltd.	(3,425)	(240,435)	12.1
Triton International Ltd.	(5,959)	(364,035)	18.2

		(719,574)

Canada
Agnico Eagle Mines Ltd.	(9,400)	(547,178)	27.4
Algonquin Power & Utilities Corp.	(83,590)	(1,210,271)	60.6
Bank of Montreal	(16,948)	(1,796,977)	90.0
Barrick Gold Corp.	(15,433)	(344,184)	17.2
BlackBerry Ltd.	(13,566)	(77,617)	3.9
Cameco Corp.	(14,759)	(381,081)	19.1
Canadian Apartment Properties REIT	(8,520)	(333,730)	16.7
Canadian Natural Resources Ltd.	(17,731)	(1,097,413)	55.0
Canadian Solar, Inc.	(11,542)	(317,636)	15.9
Canadian Tire Corp. Ltd., Class A	(3,861)	(531,821)	26.7
Centerra Gold, Inc.	(139,344)	(1,289,690)	64.6
Constellation Software, Inc.	(22)	(34,625)	1.7

Security	Shares	Value	% of Basket Value

Canada (continued)
Dollarama, Inc.	(520)	$(28,909)	1.5%
Dream Industrial Real Estate Investment Trust	(36,208)	(421,649)	21.1
Empire Co. Ltd.	(6,409)	(211,679)	10.6
Fairfax Financial Holdings Ltd.	(802)	(440,671)	22.1
Finning International, Inc.	(14,344)	(403,528)	20.2
Fortis, Inc.	(7,119)	(346,405)	17.4
Gibson Energy, Inc.	(13,660)	(260,089)	13.0
Gildan Activewear, Inc.	(5,267)	(178,471)	8.9
Great-West Lifeco, Inc.	(1,543)	(42,567)	2.1
H&R Real Estate Investment Trust	(64,591)	(642,566)	32.2
Hudbay Minerals, Inc.	(43,807)	(280,646)	14.1
iA Financial Corp., Inc.	(546)	(28,549)	1.4
Kinross Gold Corp.	(95,440)	(482,159)	24.2
Lightspeed Commerce, Inc.	(27,978)	(625,266)	31.3
Loblaw Cos. Ltd.	(7,100)	(649,454)	32.5
Magna International, Inc.	(20,193)	(1,216,940)	61.0
MEG Energy Corp.	(12,543)	(188,440)	9.4
Methanex Corp.	(1,563)	(78,342)	3.9
Metro, Inc.	(5,712)	(313,957)	15.7
Nuvei Corp.	(932)	(52,119)	2.6
Open Text Corp.	(53,091)	(2,126,285)	106.5
Parkland Corp.	(7,199)	(204,485)	10.3
Quebecor, Inc., Class B	(14,408)	(339,045)	17.0
Restaurant Brands International, Inc.	(20,352)	(1,162,677)	58.3
RioCan Real Estate Investment Trust	(19,163)	(358,006)	17.9
Rogers Communications, Inc., Class B	(16,347)	(890,486)	44.6
Royal Bank of Canada	(2,681)	(270,782)	13.6
Saputo, Inc.	(7,376)	(157,665)	7.9
Shaw Communications, Inc., Class B	(45,267)	(1,348,161)	67.6
Stelco Holdings, Inc.	(6,621)	(241,668)	12.1
Sun Life Financial, Inc.	(118,497)	(5,895,102)	295.4
Thomson Reuters Corp.	(1,348)	(134,774)	6.8
Topicus.com, Inc.	(828)	(51,498)	2.6
Tricon Residential, Inc.	(57,181)	(827,459)	41.5
West Fraser Timber Co. Ltd.	(1,556)	(136,759)	6.9

		(28,999,481)

Chile
Antofagasta PLC	(5,160)	(98,783)	5.0

China
Yangzijiang Shipbuilding Holdings Ltd.	(314,200)	(204,991)	10.3

Denmark
Bavarian Nordic A/S	(12,166)	(230,799)	11.6

Finland
Elisa OYJ	(6,033)	(353,663)	17.7
Fortum OYJ	(24,874)	(413,551)	20.7
Huhtamaki OYJ	(5,139)	(194,256)	9.7
Kojamo OYJ	(13,501)	(268,578)	13.5
Orion OYJ, Class B	(1,650)	(64,717)	3.3
QT Group OYJ	(276)	(24,047)	1.2
Sampo OYJ, A Shares	(4,455)	(216,323)	10.8
Stora Enso OYJ, B Shares	(20,253)	(398,569)	20.0

		(1,933,704)

France
Airbus SE	(6,751)	(739,045)	37.0
Alstom SA	(20,322)	(446,686)	22.4
BNP Paribas SA	(12,339)	(639,794)	32.1
Bollore SA	(12,515)	(58,400)	2.9
Bureau Veritas SA	(6,634)	(190,573)	9.6

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

France (continued)
Cie de Saint-Gobain	(3,241)	$(189,074)	9.5%
Cie Generale des Etablissements Michelin SCA	(16,823)	(2,083,695)	104.4
Constellium SE	(9,731)	(162,410)	8.1
Credit Agricole SA	(27,038)	(291,958)	14.6
Danone SA	(6,833)	(413,200)	20.7
Eramet SA	(433)	(57,711)	2.9
EssilorLuxottica SA	(3,621)	(616,467)	30.9
Getlink SE	(104,040)	(1,903,839)	95.4
JCDecaux SA	(471)	(9,874)	0.5
L’Oreal SA	(72)	(26,194)	1.3
Neoen SA	(7,486)	(299,109)	15.0
Renault SA	(7,900)	(193,026)	9.7
Rexel SA	(5,113)	(104,738)	5.3
Sartorius Stedim Biotech	(534)	(174,740)	8.8
Schneider Electric SE	(11,827)	(1,696,809)	85.0
SEB SA	(6,418)	(770,720)	38.6
SOITEC	(1,517)	(271,747)	13.6
Unibail-Rodamco-Westfield	(465)	(32,817)	1.6
Vallourec SA	(31,879)	(375,636)	18.8
Veolia Environnement SA	(7,404)	(216,023)	10.8
Worldline SA	(6,310)	(248,262)	12.4

		(12,212,547)

Germany
Adidas AG	(7,271)	(1,466,264)	73.5
AIXTRON SE	(2,862)	(73,372)	3.7
Aurubis AG	(418)	(47,501)	2.4
Auto1 Group SE	(17,440)	(182,600)	9.1
Bayerische Motoren Werke AG	(2,607)	(192,054)	9.6
Bechtle AG	(4,373)	(202,075)	10.1
Carl Zeiss Meditec AG	(474)	(59,537)	3.0
Daimler Truck Holding AG	(738)	(19,848)	1.0
Delivery Hero SE	(5,180)	(182,092)	9.1
Deutsche Lufthansa AG	(42,414)	(315,542)	15.8
Deutsche Post AG	(7,037)	(300,638)	15.1
DWS Group GmbH & Co. KGaA	(2,957)	(97,310)	4.9
flatexDEGIRO AG	(19,506)	(333,154)	16.7
Fresenius SE & Co. KGaA	(8,273)	(292,434)	14.6
Knorr-Bremse AG	(3,170)	(226,067)	11.3
Puma SE	(2,738)	(201,458)	10.1
Siemens Healthineers AG	(4,393)	(234,894)	11.8
Uniper SE	(9,549)	(245,454)	12.3
United Internet AG	(11,052)	(355,552)	17.8
Vantage Towers AG	(3,536)	(120,230)	6.0
VERBIO Vereinigte BioEnergie AG	(676)	(47,904)	2.4
Volkswagen AG	(668)	(144,863)	7.3
Vonovia SE	(5,962)	(237,532)	11.9

		(5,578,375)

Hong Kong
BOC Hong Kong Holdings Ltd.	(226,500)	(819,898)	41.1
Champion REIT	(306,000)	(134,146)	6.7
CK Asset Holdings Ltd.	(135,500)	(918,573)	46.0
CK Hutchison Holdings Ltd.	(242,500)	(1,701,847)	85.3
CK Infrastructure Holdings Ltd.	(110,000)	(739,575)	37.1
CLP Holdings Ltd.	(218,500)	(2,132,205)	106.8
Galaxy Entertainment Group Ltd.	(154,000)	(878,750)	44.0
Guotai Junan International Holdings Ltd.	(259,000)	(28,141)	1.4
Hang Seng Bank Ltd.	(18,800)	(332,863)	16.7
Henderson Land Development Co. Ltd.	(130,000)	(525,722)	26.3
HKT Trust & HKT Ltd.	(560,000)	(803,568)	40.3

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Hong Kong & China Gas Co. Ltd.	(460,000)	$(507,343)	25.4%
Hong Kong Exchanges & Clearing Ltd.	(13,300)	(564,172)	28.3
Hongkong Land Holdings Ltd.	(78,200)	(364,800)	18.3
Jardine Matheson Holdings Ltd.	(19,908)	(1,057,712)	53.0
JS Global Lifestyle Co. Ltd.	(260,000)	(308,441)	15.5
Kerry Logistics Network Ltd.	(80,500)	(185,121)	9.3
Man Wah Holdings Ltd.	(371,200)	(347,416)	17.4
Melco International Development Ltd.	(988,000)	(780,085)	39.1
NWS Holdings Ltd.	(497,000)	(449,924)	22.5
PCCW Ltd.	(1,783,000)	(1,010,181)	50.6
Power Assets Holdings Ltd.	(155,500)	(1,047,302)	52.5
Sino Land Co. Ltd.	(366,025)	(483,805)	24.2
VTech Holdings Ltd.	(48,600)	(343,792)	17.2

		(16,465,382)

Ireland
AerCap Holdings NV	(27,947)	(1,305,404)	65.4
Allegion PLC	(771)	(88,079)	4.4
Bank of Ireland Group PLC	(37,461)	(227,040)	11.4
CRH PLC	(2,159)	(85,334)	4.3
Flutter Entertainment PLC	(9,823)	(987,108)	49.5
Smurfit Kappa Group PLC	(4,273)	(180,559)	9.0

		(2,873,524)

Israel
Azrieli Group Ltd.	(7,028)	(603,693)	30.2
First International Bank Of Israel Ltd.	(35,876)	(1,506,523)	75.5
Fiverr International Ltd.	(4,489)	(239,039)	12.0
Gazit-Globe Ltd.	(16,327)	(153,061)	7.7
Global-e Online Ltd.	(4,320)	(97,373)	4.9
ICL Ltd.	(58,544)	(634,869)	31.8
Inmode Ltd.	(14,661)	(368,138)	18.4
ironSource Ltd., Class A	(37,967)	(145,413)	7.3
Kornit Digital Ltd.	(6,276)	(417,354)	20.9
Maytronics Ltd.	(20,406)	(362,325)	18.2
Sapiens International Corp. NV	(3,103)	(72,523)	3.6
Shapir Engineering and Industry Ltd.	(15,467)	(144,712)	7.3
Shufersal Ltd.	(129,383)	(1,088,577)	54.5
Strauss Group Ltd.	(24,347)	(650,822)	32.6
Wix.com Ltd.	(1,746)	(131,753)	6.6
ZIM Integrated Shipping Services Ltd.	(3,341)	(185,860)	9.3

		(6,802,035)

Italy
DiaSorin SpA	(3,122)	(408,956)	20.5
Eni SpA	(73,797)	(1,031,593)	51.7
FinecoBank Banca Fineco SpA	(15,054)	(209,271)	10.5
Nexi SpA	(11,352)	(111,339)	5.6
Poste Italiane SpA	(34,331)	(336,414)	16.8
Prysmian SpA	(9,885)	(321,509)	16.1
Recordati Industria Chimica e Farmaceutica SpA	(3,907)	(188,272)	9.4
Unipol Gruppo SpA	(9,480)	(51,691)	2.6

		(2,659,045)

Japan
Advance Residence Investment Corp.	(28)	(76,918)	3.9
Aeon Mall Co. Ltd.	(13,600)	(165,479)	8.3
AEON REIT Investment Corp.	(10)	(11,481)	0.6
Ain Holdings, Inc.	(4,900)	(219,788)	11.0
Air Water, Inc.	(9,900)	(131,402)	6.6
Aisin Corp.	(6,000)	(174,303)	8.7
Ariake Japan Co. Ltd.	(1,600)	(64,194)	3.2

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Asahi Intecc Co. Ltd.	(8,300)	$(160,389)	8.0%
Asics Corp.	(1,500)	(23,665)	1.2
ASKUL Corp.	(8,400)	(102,863)	5.2
Bank of Kyoto Ltd.	(13,100)	(570,736)	28.6
BayCurrent Consulting, Inc.	(500)	(163,934)	8.2
Benefit One, Inc.	(7,400)	(112,202)	5.6
Bic Camera, Inc.	(3,700)	(31,229)	1.6
Bridgestone Corp.	(1,100)	(40,319)	2.0
Brother Industries Ltd.	(6,600)	(114,705)	5.7
Canon Marketing Japan, Inc.	(6,400)	(139,263)	7.0
Canon, Inc.	(3,900)	(89,736)	4.5
Central Japan Railway Co.	(2,700)	(339,890)	17.0
Chiba Bank Ltd.	(11,300)	(65,125)	3.3
Credit Saison Co. Ltd.	(4,600)	(51,812)	2.6
CyberAgent, Inc.	(17,300)	(182,772)	9.2
Daido Steel Co. Ltd.	(2,000)	(57,050)	2.9
Dai-ichi Life Holdings, Inc.	(10,500)	(210,252)	10.5
Daio Paper Corp.	(2,000)	(23,849)	1.2
Daiwa House REIT Investment Corp.	(174)	(423,516)	21.2
Daiwa Office Investment Corp.	(13)	(73,596)	3.7
Daiwa Securities Group, Inc.	(31,300)	(153,405)	7.7
Denka Co. Ltd.	(2,200)	(58,978)	3.0
Ezaki Glico Co. Ltd.	(2,300)	(65,938)	3.3
Fuji Electric Co. Ltd.	(3,900)	(171,018)	8.6
Fuji Media Holdings, Inc.	(11,700)	(101,051)	5.1
Fuji Oil Holdings, Inc.	(9,700)	(137,661)	6.9
Fujitsu General Ltd.	(32,300)	(574,103)	28.8
Fukuoka Financial Group, Inc.	(3,700)	(67,604)	3.4
Fukuyama Transporting Co. Ltd.	(2,500)	(69,974)	3.5
Fuyo General Lease Co. Ltd.	(2,600)	(140,673)	7.0
GLP J-REIT	(21)	(28,337)	1.4
GMO internet, Inc.	(3,800)	(75,944)	3.8
Goldwin, Inc.	(8,500)	(426,339)	21.4
GS Yuasa Corp.	(3,300)	(57,223)	2.9
Hachijuni Bank Ltd.	(105,400)	(347,582)	17.4
Hakuhodo DY Holdings, Inc.	(5,600)	(66,089)	3.3
Haseko Corp.	(19,500)	(213,662)	10.7
Heiwa Corp.	(1,500)	(22,553)	1.1
Hikari Tsushin, Inc.	(600)	(70,256)	3.5
Hino Motors Ltd.	(22,500)	(116,145)	5.8
Hirogin Holdings, Inc.	(136,800)	(674,036)	33.8
Hitachi Ltd.	(6,500)	(308,272)	15.4
Hitachi Transport System Ltd.	(4,800)	(315,070)	15.8
Horiba Ltd.	(2,300)	(111,903)	5.6
House Foods Group, Inc.	(5,600)	(131,064)	6.6
Ibiden Co. Ltd.	(4,000)	(149,487)	7.5
Idemitsu Kosan Co. Ltd.	(8,200)	(216,111)	10.8
Iida Group Holdings Co. Ltd.	(5,900)	(93,837)	4.7
Industrial & Infrastructure Fund Investment Corp.	(43)	(61,700)	3.1
Isetan Mitsukoshi Holdings Ltd.	(5,900)	(43,787)	2.2
Isuzu Motors Ltd.	(2,300)	(26,831)	1.3
Ito En Ltd.	(2,000)	(82,191)	4.1
Itoham Yonekyu Holdings, Inc.	(14,900)	(74,992)	3.8
Iwatani Corp.	(11,000)	(437,655)	21.9
Iyo Bank Ltd.	(26,900)	(130,435)	6.5
Japan Airlines Co. Ltd.	(32,700)	(539,860)	27.1
Japan Aviation Electronics Industry Ltd.	(1,000)	(13,983)	0.7
Japan Hotel REIT Investment Corp.	(42)	(21,331)	1.1
Japan Logistics Fund, Inc.	(30)	(73,215)	3.7
Japan Post Insurance Co. Ltd.	(4,900)	(79,232)	4.0
Japan Real Estate Investment Corp.	(62)	(300,071)	15.0
Japan Steel Works Ltd.	(33,000)	(928,771)	46.5

Security	Shares	Value	% of Basket Value

Japan (continued)
JTEKT Corp.	(13,600)	$(94,818)	4.8%
Justsystems Corp.	(6,300)	(273,819)	13.7
Kajima Corp.	(20,800)	(231,805)	11.6
Kaken Pharmaceutical Co. Ltd.	(400)	(12,121)	0.6
Kaneka Corp.	(7,600)	(203,357)	10.2
Keihan Holdings Co. Ltd.	(15,600)	(332,744)	16.7
Keikyu Corp.	(5,300)	(53,384)	2.7
Keio Corp.	(7,100)	(272,303)	13.6
Kenedix Office Investment Corp.	(52)	(271,789)	13.6
Kinden Corp.	(5,300)	(62,802)	3.1
Kirin Holdings Co. Ltd.	(33,400)	(486,896)	24.4
Kobayashi Pharmaceutical Co. Ltd.	(2,200)	(150,028)	7.5
Kobe Steel Ltd.	(11,500)	(49,856)	2.5
Koei Tecmo Holdings Co. Ltd.	(13,100)	(401,712)	20.1
Kotobuki Spirits Co. Ltd.	(3,400)	(178,966)	9.0
K’s Holdings Corp.	(10,000)	(99,031)	5.0
Kubota Corp.	(8,500)	(144,404)	7.2
Kyushu Electric Power Co., Inc.	(26,400)	(165,697)	8.3
Kyushu Financial Group, Inc.	(38,500)	(118,151)	5.9
Kyushu Railway Co.	(7,400)	(145,046)	7.3
LaSalle Logiport REIT	(14)	(18,941)	0.9
Lintec Corp.	(4,300)	(80,099)	4.0
M3, Inc.	(10,800)	(344,887)	17.3
Mabuchi Motor Co. Ltd.	(5,600)	(149,568)	7.5
Marui Group Co. Ltd.	(900)	(15,496)	0.8
Maruichi Steel Tube Ltd.	(6,400)	(136,591)	6.8
Matsui Securities Co. Ltd.	(45,300)	(280,172)	14.0
Matsumotokiyoshi Holdings Co. Ltd.	(2,200)	(72,722)	3.6
Mebuki Financial Group, Inc.	(28,000)	(56,378)	2.8
MEIJI Holdings Co. Ltd.	(3,800)	(189,418)	9.5
Menicon Co. Ltd.	(400)	(8,544)	0.4
Mitsubishi Electric Corp.	(27,800)	(291,185)	14.6
Mitsubishi Estate Co. Ltd.	(21,900)	(319,008)	16.0
Mitsubishi Gas Chemical Co., Inc.	(6,600)	(96,380)	4.8
Mitsubishi Heavy Industries Ltd.	(17,500)	(598,327)	30.0
Mitsubishi UFJ Financial Group, Inc.	(27,600)	(160,449)	8.0
Mitsui Fudosan Logistics Park, Inc.	(165)	(707,425)	35.4
Mitsui High-Tec, Inc.	(3,400)	(293,711)	14.7
Miura Co. Ltd.	(3,800)	(79,373)	4.0
MonotaRO Co. Ltd.	(2,700)	(46,381)	2.3
Mori Hills REIT Investment Corp.	(99)	(112,280)	5.6
Morinaga & Co. Ltd.	(3,100)	(96,127)	4.8
Morinaga Milk Industry Co. Ltd.	(9,500)	(382,582)	19.2
Nabtesco Corp.	(2,100)	(47,896)	2.4
Nagase & Co. Ltd.	(3,200)	(45,856)	2.3
NEC Networks & System Integration Corp.	(1,200)	(17,039)	0.9
NGK Spark Plug Co. Ltd.	(12,100)	(185,677)	9.3
NH Foods Ltd.	(2,900)	(91,583)	4.6
NHK Spring Co. Ltd.	(19,700)	(127,241)	6.4
Nifco, Inc.	(5,000)	(105,569)	5.3
Nihon Unisys Ltd.	(9,400)	(237,491)	11.9
Nippon Accommodations Fund, Inc.	(13)	(64,011)	3.2
Nippon Building Fund, Inc.	(24)	(124,591)	6.2
Nippon Kayaku Co. Ltd.	(63,000)	(549,065)	27.5
Nippon Shinyaku Co. Ltd.	(1,100)	(74,397)	3.7
Nippon Shokubai Co. Ltd.	(1,900)	(76,440)	3.8
Nishi-Nippon Railroad Co. Ltd.	(5,300)	(106,025)	5.3
Nisshin Seifun Group, Inc.	(14,600)	(194,630)	9.8
Noevir Holdings Co. Ltd.	(1,900)	(74,497)	3.7
NOF Corp.	(2,600)	(97,590)	4.9
Nomura Holdings, Inc.	(47,400)	(182,511)	9.1
Nomura Real Estate Master Fund, Inc.	(25)	(31,388)	1.6

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
NS Solutions Corp.	(6,600)	$(196,901)	9.9%
Oji Holdings Corp.	(157,100)	(744,183)	37.3
OKUMA Corp.	(2,200)	(78,631)	3.9
Ono Pharmaceutical Co. Ltd.	(18,800)	(482,982)	24.2
Orient Corp.	(51,900)	(49,818)	2.5
ORIX Corp.	(19,600)	(357,484)	17.9
Orix JREIT, Inc.	(22)	(29,738)	1.5
OSG Corp.	(8,500)	(106,781)	5.4
Pan Pacific International Holdings Corp.	(4,900)	(75,035)	3.8
Persol Holdings Co. Ltd.	(22,500)	(446,392)	22.4
Rakus Co. Ltd.	(3,800)	(46,572)	2.3
Rengo Co. Ltd.	(41,800)	(247,479)	12.4
Resona Holdings Inc.	(18,300)	(79,576)	4.0
Rohto Pharmaceutical Co. Ltd.	(4,700)	(125,511)	6.3
Sankyo Co. Ltd.	(3,500)	(100,712)	5.0
Sansan, Inc.	(5,700)	(54,382)	2.7
Sanwa Holdings Corp.	(16,900)	(153,963)	7.7
Secom Co. Ltd.	(5,500)	(386,949)	19.4
Seibu Holdings, Inc.	(9,300)	(92,396)	4.6
Sekisui Chemical Co. Ltd.	(9,700)	(131,349)	6.6
Seven & i Holdings Co. Ltd.	(8,500)	(375,844)	18.8
Seven Bank Ltd.	(205,200)	(383,583)	19.2
Sharp Corp.	(20,100)	(170,072)	8.5
Shikoku Electric Power Co., Inc.	(11,500)	(66,119)	3.3
Shimamura Co. Ltd.	(1,700)	(150,770)	7.6
Shimano, Inc.	(600)	(106,311)	5.3
Shinsei Bank Ltd.	(3,800)	(66,637)	3.3
Shizuoka Bank Ltd.	(46,000)	(297,623)	14.9
SHO-BOND Holdings Co. Ltd.	(4,300)	(180,729)	9.1
Shochiku Co. Ltd.	(2,900)	(295,976)	14.8
Showa Denko KK	(16,700)	(324,955)	16.3
Sohgo Security Services Co. Ltd.	(10,600)	(294,455)	14.8
Stanley Electric Co. Ltd.	(5,200)	(89,664)	4.5
Sugi Holdings Co. Ltd.	(3,700)	(158,584)	7.9
Sumitomo Bakelite Co. Ltd.	(1,300)	(42,654)	2.1
Sumitomo Realty & Development Co. Ltd.	(14,500)	(384,663)	19.3
Sushiro Global Holdings Ltd.	(4,500)	(106,788)	5.4
Suzuken Co Ltd/Aichi Japan	(7,300)	(215,476)	10.8
Taisho Pharmaceutical Holdings Co. Ltd.	(1,100)	(43,327)	2.2
Taiyo Nippon Sanso Corp.	(2,900)	(52,187)	2.6
Taiyo Yuden Co. Ltd.	(7,500)	(294,656)	14.8
TechnoPro Holdings Inc.	(1,200)	(30,562)	1.5
Tobu Railway Co. Ltd.	(4,900)	(110,143)	5.5
Toda Corp.	(15,600)	(89,630)	4.5
Toho Co. Ltd.	(5,700)	(211,512)	10.6
Toho Gas Co. Ltd.	(3,700)	(86,799)	4.4
Tokai Carbon Co. Ltd.	(108,800)	(899,652)	45.1
Tokyo Tatemono Co. Ltd.	(58,100)	(819,148)	41.0
Tokyu Fudosan Holdings Corp.	(70,600)	(367,379)	18.4
Toppan Inc.	(25,800)	(426,465)	21.4
Toshiba TEC Corp.	(6,400)	(216,942)	10.9
Toyo Tire Corp.	(9,500)	(108,964)	5.5
Toyoda Gosei Co. Ltd.	(3,900)	(56,792)	2.8
Toyota Boshoku Corp.	(3,800)	(60,562)	3.0
Toyota Industries Corp.	(700)	(41,984)	2.1
TS Tech Co. Ltd.	(15,700)	(163,839)	8.2
Ube Industries Ltd.	(4,200)	(65,120)	3.3
Ulvac, Inc.	(3,300)	(129,310)	6.5
USS Co. Ltd.	(4,500)	(74,916)	3.8
Yamato Holdings Co. Ltd.	(8,500)	(159,052)	8.0
Yamato Kogyo Co. Ltd.	(4,800)	(154,911)	7.8

Security	Shares	Value	% of Basket Value

Japan (continued)
Yamazaki Baking Co. Ltd.	(15,200)	$(187,904)	9.4%
Yokogawa Electric Corp.	(19,000)	(302,907)	15.2
Zenkoku Hosho Co. Ltd.	(1,600)	(56,154)	2.8
Zeon Corp.	(11,500)	(122,461)	6.1

		(35,348,122)

Luxembourg
Eurofins Scientific SE	(7,433)	(690,806)	34.6

Macau
Sands China Ltd.	(312,000)	(687,703)	34.5

Netherlands
Adyen NV	(421)	(706,141)	35.4
Akzo Nobel NV	(3,446)	(298,928)	15.0
Argenx SE	(124)	(35,726)	1.8
ASM International NV	(216)	(64,906)	3.3
ASML Holding NV	(223)	(126,561)	6.3
BE Semiconductor Industries NV	(6,421)	(391,415)	19.6
Euronext NV	(2,873)	(230,191)	11.5
EXOR NV	(2,176)	(151,003)	7.6
Iveco Group NV	(27,987)	(164,658)	8.3
JDE Peet’s NV	(1,716)	(50,483)	2.5
Koninklijke KPN NV	(641,528)	(2,213,652)	110.9
Koninklijke Philips NV	(18,209)	(475,822)	23.8
NN Group NV	(6,491)	(317,939)	15.9
SBM Offshore NV	(12,255)	(177,589)	8.9
Shop Apotheke Europe NV	(6,017)	(496,215)	24.9
Stellantis NV	(50,012)	(671,444)	33.6

		(6,572,673)

New Zealand
Fletcher Building Ltd.	(2,438)	(9,712)	0.5

Poland
InPost SA	(73,607)	(451,275)	22.6

Portugal
Banco Comercial Portugues SA	(340,297)	(52,606)	2.6
Galp Energia SGPS SA	(2,713)	(33,022)	1.7

		(85,628)

Singapore
Ascendas Real Estate Investment Trust	(183,100)	(376,724)	18.9
Ascott Residence Trust	(95,700)	(79,506)	4.0
CapitaLand Integrated Commercial Trust	(88,800)	(148,793)	7.4
DBS Group Holdings Ltd.	(35,800)	(868,530)	43.5
Genting Singapore Ltd.	(701,300)	(407,168)	20.4
Keppel Corp. Ltd.	(23,000)	(113,431)	5.7
Keppel DC REIT	(258,400)	(385,220)	19.3
Mapletree Industrial Trust	(24,000)	(45,098)	2.2
Mapletree Logistics Trust	(201,900)	(259,304)	13.0
Singapore Exchange Ltd.	(55,300)	(389,110)	19.5
Singapore Technologies Engineering Ltd.	(153,100)	(450,897)	22.6
Singapore Telecommunications Ltd.	(17,900)	(35,725)	1.8
Suntec Real Estate Investment Trust	(26,700)	(35,272)	1.8
Venture Corp. Ltd.	(3,200)	(39,283)	2.0
Wilmar International Ltd.	(104,400)	(332,795)	16.7
Yangzijiang Financial Holdings	(314,200)	(123,822)	6.2

		(4,090,678)

South Africa
Investec PLC	(23,089)	(135,992)	6.8

Spain
ACS Actividades de Construccion y Servicios SA	(15,517)	(397,317)	19.9

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Spain (continued)
Aena SME SA	(3,393)	$(481,499)	24.1%
Amadeus IT Group SA	(13,083)	(819,819)	41.1
CaixaBank SA	(288,603)	(931,580)	46.7
Corp. ACCIONA Energias Renovables SA	(1,057)	(39,074)	2.0
Enagas SA	(21,367)	(462,012)	23.1
Ferrovial SA	(34,969)	(896,757)	44.9
Fluidra SA	(14,097)	(381,524)	19.1
Siemens Gamesa Renewable Energy SA	(12,027)	(191,573)	9.6

		(4,601,155)

Sweden
Volvo Car AB, B Shares	(6,470)	(47,465)	2.4

Switzerland
ABB Ltd.	(99,508)	(2,985,433)	149.6
Bachem Holding AG, Class B	(132)	(57,598)	2.9
Banque Cantonale Vaudoise	(219)	(18,508)	0.9
Chubb Ltd.	(4,317)	(891,245)	44.7
Coca-Cola HBC AG	(6,212)	(125,941)	6.3
CRISPR Therapeutics AG	(8,630)	(428,221)	21.5
DKSH Holding AG	(497)	(42,675)	2.1
EMS-Chemie Holding AG	(207)	(184,670)	9.3
Fischer (Georg) Reg	(260)	(14,110)	0.7
Geberit AG	(962)	(548,603)	27.5
Givaudan SA	(30)	(119,236)	6.0
Helvetia Holding AG	(1,784)	(229,256)	11.5
Holcim Ltd.	(214)	(10,593)	0.5
Novartis AG	(8,157)	(720,828)	36.1
PSP Swiss Property AG, Registered Shares	(5,721)	(721,029)	36.1
Roche Holding AG	(415)	(166,724)	8.4
Schindler Holding AG, Participation Certificates	(2,111)	(405,577)	20.3
Schindler Holding AG, Registered Shares	(3,872)	(743,324)	37.2
SGS SA	(70)	(179,866)	9.0
Siemens Energy AG	(11,335)	(218,338)	10.9
STMicroelectronics NV	(10,915)	(403,278)	20.2
Swiss Re AG	(897)	(73,560)	3.7
Tecan Group AG	(80)	(24,041)	1.2

		(9,312,654)

United Kingdom
Admiral Group PLC	(2,057)	(64,749)	3.2
Airtel Africa PLC	(36,540)	(66,859)	3.3
Amcor PLC	(65,589)	(777,886)	39.0
Anglo American PLC	(9,146)	(405,085)	20.3
AstraZeneca PLC	(1,143)	(152,523)	7.6
Atotech Ltd.	(29,891)	(636,678)	31.9
Avast PLC	(113,404)	(804,264)	40.3
B&M European Value Retail SA	(7,255)	(44,720)	2.2
Berkeley Group Holdings PLC	(13,972)	(708,611)	35.5
BP PLC	(40,339)	(194,748)	9.8
Bunzl PLC	(9,826)	(379,093)	19.0
Clarivate PLC	(22,715)	(356,171)	17.8
CNH Industrial NV	(6,478)	(91,769)	4.6
Deliveroo PLC	(40,607)	(56,121)	2.8
Diageo PLC	(22,439)	(1,119,456)	56.1
Dr. Martens PLC	(31,158)	(81,466)	4.1
DS Smith PLC	(45,299)	(186,146)	9.3
Future PLC	(4,557)	(124,808)	6.3
GlaxoSmithKline PLC	(33,517)	(755,560)	37.9
Greggs PLC	(3,318)	(96,806)	4.8
Harbour Energy PLC	(82,791)	(519,183)	26.0
Howden Joinery Group PLC	(34,481)	(326,449)	16.4

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
HSBC Holdings PLC	(99,900)	$(624,288)	31.3%
Intermediate Capital Group PLC	(2,826)	(54,080)	2.7
JD Sports Fashion PLC	(5,567)	(9,173)	0.5
JET2 PLC	(10,196)	(156,580)	7.8
Kingfisher PLC	(85,085)	(268,322)	13.4
London Stock Exchange Group PLC	(1,273)	(125,507)	6.3
LondonMetric Property PLC	(40,586)	(137,175)	6.9
Marks & Spencer Group PLC	(326,641)	(557,615)	27.9
Mondi PLC	(23,402)	(439,629)	22.0
Next PLC	(1,639)	(122,762)	6.2
nVent Electric PLC	(14,450)	(488,121)	24.5
Ocado Group PLC	(10,041)	(114,835)	5.8
Pearson PLC	(34,180)	(331,881)	16.6
Prudential PLC	(48,971)	(609,613)	30.5
Reckitt Benckiser Group PLC	(3,110)	(242,535)	12.2
RELX PLC	(2,672)	(79,600)	4.0
Rentokil Initial PLC	(100,112)	(687,596)	34.5
Rio Tinto PLC	(24,044)	(1,698,856)	85.1
Sage Group PLC	(13,802)	(126,655)	6.3
Severn Trent PLC	(19,056)	(748,930)	37.5
Shell PLC	(86,960)	(2,334,519)	117.0
Unilever PLC	(8,455)	(393,074)	19.7
Unilever PLC	(12,458)	(578,227)	29.0
UNITE Group PLC	(46,336)	(656,128)	32.9
Vodafone Group PLC	(298,393)	(451,755)	22.6
WH Smith PLC	(12,780)	(229,928)	11.5
Wise PLC, Class A	(50,345)	(246,714)	12.4

		(20,463,249)

United States
10X Genomics, Inc., Class A	(4,043)	(193,094)	9.7
Abbott Laboratories	(1,746)	(198,171)	9.9
Acuity Brands, Inc.	(2,722)	(469,491)	23.5
Advance Auto Parts, Inc.	(1,945)	(388,280)	19.5
Advanced Drainage Systems, Inc.	(4,348)	(445,496)	22.3
Affirm Holdings, Inc.	(21,995)	(631,256)	31.6
AGCO Corp.	(8,214)	(1,046,464)	52.4
Agilon Health, Inc.	(16,862)	(299,638)	15.0
AGNC Investment Corp.	(46,078)	(505,936)	25.4
Agree Realty Corp.	(10,000)	(679,200)	34.0
Air Lease Corp.	(10,757)	(433,292)	21.7
Air Products & Chemicals, Inc.	(1,128)	(264,031)	13.2
Akamai Technologies, Inc.	(2,583)	(290,019)	14.5
Albemarle Corp.	(882)	(170,076)	8.5
Alight, Inc., Class A	(46,838)	(402,338)	20.2
Alliant Energy Corp.	(11,223)	(660,025)	33.1
Alnylam Pharmaceuticals, Inc.	(350)	(46,701)	2.3
Alteryx, Inc., Class A	(1,579)	(101,372)	5.1
Amazon.com, Inc.	(134)	(333,074)	16.7
Amdocs Ltd.	(18,992)	(1,513,472)	75.8
Amedisys, Inc.	(1,116)	(142,457)	7.1
American Electric Power Co., Inc.	(12,105)	(1,199,727)	60.1
American Financial Group, Inc.	(4,693)	(649,887)	32.6
Americold Realty Trust	(32,712)	(862,943)	43.2
AmerisourceBergen Corp.	(1,128)	(170,655)	8.6
Amgen, Inc.	(921)	(214,768)	10.8
Amkor Technology, Inc.	(5,432)	(102,176)	5.1
Annaly Capital Management, Inc.	(20,850)	(133,857)	6.7
Antero Resources Corp.	(8,286)	(291,667)	14.6
Anthem, Inc.	(434)	(217,838)	10.9
Apartment Income REIT Corp.	(2,593)	(127,498)	6.4
Apellis Pharmaceuticals, Inc.	(512)	(22,287)	1.1

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Apollo Global Management, Inc.	(12,797)	$(636,779)	31.9%
Appian Corp.	(1,000)	(47,800)	2.4
AppLovin Corp., Class A	(11,718)	(447,042)	22.4
Aramark	(22,829)	(827,551)	41.5
Archer-Daniels-Midland Co.	(35,884)	(3,213,771)	161.0
Armstrong World Industries, Inc.	(3,206)	(271,420)	13.6
Arrow Electronics, Inc.	(5,915)	(697,142)	34.9
Arrowhead Pharmaceuticals, Inc.	(3,999)	(164,399)	8.2
Arthur J. Gallagher & Co.	(1,479)	(249,197)	12.5
Asana, Inc., Class A	(2,217)	(59,416)	3.0
Ashland Global Holdings, Inc.	(207)	(21,729)	1.1
Assurant, Inc.	(7,687)	(1,398,112)	70.1
Atkore, Inc.	(4,652)	(447,057)	22.4
AutoNation, Inc.	(1,629)	(188,817)	9.5
Avalara, Inc.	(2,225)	(169,256)	8.5
Avery Dennison Corp.	(4,079)	(736,667)	36.9
Avis Budget Group, Inc.	(701)	(187,637)	9.4
AZEK Co., Inc.	(22,885)	(486,077)	24.4
Azenta, Inc.	(14,947)	(1,120,427)	56.1
Bank OZK	(1,230)	(47,257)	2.4
Bath & Body Works, Inc.	(14,424)	(762,885)	38.2
Bausch Health Cos., Inc.	(12,948)	(246,029)	12.3
Beam Therapeutics, Inc.	(2,158)	(80,990)	4.1
Bentley Systems, Inc., Class B	(2,396)	(101,566)	5.1
Berkshire Hathaway, Inc., Class B	(5,554)	(1,792,998)	89.8
Berry Global Group, Inc.	(12,045)	(678,736)	34.0
Best Buy Co., Inc.	(1,873)	(168,439)	8.4
Bill.Com Holdings, Inc.	(2,295)	(391,779)	19.6
Biohaven Pharmaceutical Holding Co. Ltd.	(4,318)	(385,036)	19.3
Bio-Rad Laboratories, Inc., Class A	(539)	(276,000)	13.8
Bio-Techne Corp.	(572)	(217,183)	10.9
Black Knight, Inc.	(3,317)	(218,225)	10.9
Blackstone Mortgage Trust, Inc., Class A	(6,543)	(196,552)	9.8
Blue Owl Capital, Inc.	(25,068)	(299,061)	15.0
Boston Beer Co., Inc., Class A	(574)	(215,250)	10.8
Boyd Gaming Corp.	(2,308)	(139,819)	7.0
Bright Horizons Family Solutions, Inc.	(7,091)	(810,076)	40.6
Broadcom, Inc.	(343)	(190,156)	9.5
Broadridge Financial Solutions, Inc.	(5,045)	(727,136)	36.4
Brown-Forman Corp., Class B	(3,888)	(262,207)	13.1
Brunswick Corp.	(3,380)	(255,562)	12.8
Bumble, Inc., Class A	(12,780)	(306,592)	15.4
Bunge Ltd.	(3,079)	(348,296)	17.5
Burlington Stores, Inc.	(53)	(10,789)	0.5
Cable One, Inc.	(310)	(361,522)	18.1
Cadence Bank	(2,666)	(66,757)	3.3
Cadence Design Systems, Inc.	(1,917)	(289,179)	14.5
Caesars Entertainment, Inc.	(586)	(38,840)	1.9
Callaway Golf Co.	(32,381)	(710,439)	35.6
Campbell Soup Co.	(9,143)	(431,732)	21.6
Cargurus, Inc.	(8,083)	(264,152)	13.2
Caterpillar, Inc.	(3,460)	(728,468)	36.5
CBRE Group, Inc., Class A	(736)	(61,117)	3.1
Celanese Corp.	(2,235)	(328,411)	16.5
Celsius Holdings, Inc.	(2,494)	(129,688)	6.5
Centene Corp.	(3,475)	(279,911)	14.0
CenterPoint Energy, Inc.	(5,523)	(169,059)	8.5
ChargePoint Holdings, Inc.	(2,859)	(36,995)	1.9
Chemours Co.	(3,381)	(111,810)	5.6
Chewy, Inc., Class A	(7,382)	(214,521)	10.7
Church & Dwight Co., Inc.	(13,188)	(1,286,621)	64.5
Churchill Downs, Inc.	(3,307)	(671,123)	33.6

Security	Shares	Value	% of Basket Value

United States (continued)
Cintas Corp.	(1,786)	$(709,506)	35.6%
Citizens Financial Group, Inc.	(2,484)	(97,870)	4.9
Civitas Resources, Inc.	(16,405)	(961,661)	48.2
Cleveland-Cliffs, Inc.	(943)	(24,037)	1.2
Cloudflare, Inc., Class A	(2,045)	(176,156)	8.8
Coca-Cola Co.	(1,720)	(85,914)	4.3
Coherent, Inc.	(1,468)	(393,277)	19.7
Coinbase Global, Inc., Class A	(12,450)	(1,403,239)	70.3
Columbia Sportswear Co.	(11,376)	(934,652)	46.8
Conagra Brands, Inc.	(20,814)	(727,033)	36.4
Concentrix Corp.	(4,981)	(784,408)	39.3
Confluent, Inc., Class A	(8,845)	(276,318)	13.8
Consolidated Edison, Inc.	(7,430)	(689,058)	34.5
Constellation Brands, Inc., Class A	(186)	(45,773)	2.3
Constellation Energy Corp.	(21,057)	(1,246,785)	62.5
Copart, Inc.	(7,959)	(904,540)	45.3
Corning, Inc.	(32,486)	(1,143,182)	57.3
Coterra Energy, Inc.	(15,003)	(431,936)	21.6
Coty, Inc., Class A	(33,116)	(268,571)	13.5
Cousins Properties, Inc.	(1,128)	(40,495)	2.0
Crane Co.	(7,451)	(717,010)	35.9
Crown Holdings, Inc.	(7,300)	(803,292)	40.2
Curtiss-Wright Corp.	(3,466)	(495,326)	24.8
CVS Health Corp.	(11,633)	(1,118,280)	56.0
D.R. Horton, Inc.	(7,043)	(490,122)	24.6
Darden Restaurants, Inc.	(20,189)	(2,659,497)	133.3
Darling Ingredients, Inc.	(10,145)	(744,542)	37.3
Datadog, Inc., Class A	(1,038)	(125,370)	6.3
Deckers Outdoor Corp.	(3,162)	(840,301)	42.1
Dell Technologies, Inc., Class C	(3,579)	(168,249)	8.4
Delta Air Lines, Inc.	(3,619)	(155,726)	7.8
DigitalOcean Holdings, Inc.	(4,156)	(163,871)	8.2
Dillard’s, Inc., Class A	(1,127)	(342,394)	17.2
Dollar General Corp.	(5,760)	(1,368,173)	68.6
Dollar Tree, Inc.	(10,604)	(1,722,620)	86.3
DoorDash, Inc., Class A	(7,210)	(587,110)	29.4
Douglas Emmett, Inc.	(14,672)	(432,237)	21.7
Dover Corp.	(611)	(81,446)	4.1
Dow, Inc.	(10,706)	(711,949)	35.7
Doximity, Inc., Class A	(1,229)	(49,000)	2.5
Dropbox, Inc., Class A	(5,226)	(113,666)	5.7
DTE Energy Co.	(1,404)	(183,980)	9.2
Duke Energy Corp.	(2,127)	(234,310)	11.7
DuPont de Nemours, Inc.	(1,998)	(131,728)	6.6
Dynatrace, Inc.	(7,494)	(287,470)	14.4
Eagle Materials, Inc.	(1,195)	(147,367)	7.4
Eastman Chemical Co.	(2,862)	(293,842)	14.7
Edwards Lifesciences Corp.	(2,728)	(288,568)	14.5
Elastic NV	(3,390)	(258,115)	12.9
Electronic Arts, Inc.	(2,543)	(300,201)	15.0
Element Solutions, Inc.	(42,310)	(872,432)	43.7
EMCOR Group, Inc.	(622)	(66,231)	3.3
Encompass Health Corp.	(16,625)	(1,144,299)	57.3
Enovis Corp.	(4,584)	(297,364)	14.9
Essent Group Ltd.	(2,723)	(110,363)	5.5
Essex Property Trust, Inc.	(1,458)	(480,076)	24.1
Eversource Energy	(20,017)	(1,749,486)	87.7
Exact Sciences Corp.	(4,355)	(239,743)	12.0
Exelon Corp.	(41,288)	(1,931,453)	96.8
Fastenal Co.	(3,356)	(185,620)	9.3
FedEx Corp.	(6,253)	(1,242,721)	62.3
Fidelity National Information Services, Inc.	(2,742)	(271,869)	13.6

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Fifth Third Bancorp	(16,780)	$(629,753)	31.6%
First Citizens BancShares, Inc., Class A	(1,197)	(765,338)	38.3
First Interstate Bancsystem, Inc., Class A	(756)	(24,585)	1.2
First Republic Bank	(2,401)	(358,277)	18.0
Fiserv, Inc.	(6,235)	(610,531)	30.6
Five9, Inc.	(3,420)	(376,542)	18.9
FleetCor Technologies, Inc.	(710)	(177,159)	8.9
Flex Ltd.	(14,206)	(234,257)	11.7
Flowers Foods, Inc.	(17,226)	(456,834)	22.9
Flowserve Corp.	(12,623)	(412,898)	20.7
FMC Corp.	(3,100)	(410,874)	20.6
FNB Corp.	(13,669)	(157,467)	7.9
Fortune Brands Home & Security, Inc.	(363)	(25,864)	1.3
Freeport-McMoRan, Inc.	(1,455)	(59,000)	3.0
Freshpet, Inc.	(1,520)	(141,892)	7.1
Freshworks, Inc., Class A	(44,590)	(810,200)	40.6
Frontier Communications Parent, Inc.	(40,117)	(1,058,688)	53.0
Gaming and Leisure Properties, Inc.	(3,364)	(149,294)	7.5
Generac Holdings, Inc.	(1,155)	(253,384)	12.7
General Mills, Inc.	(37,377)	(2,643,675)	132.5
General Motors Co.	(10,474)	(397,069)	19.9
Genuine Parts Co.	(3,432)	(446,332)	22.4
Ginkgo Bioworks Holdings, Inc.	(40,141)	(116,409)	5.8
Gitlab, Inc., Class A	(2,384)	(114,265)	5.7
GoDaddy, Inc., Class A	(4,175)	(337,382)	16.9
GoodRx Holdings, Inc., Class A	(30,114)	(408,045)	20.4
Graphic Packaging Holding Co.	(94,931)	(2,069,496)	103.7
Guardant Health, Inc.	(6,829)	(421,349)	21.1
GXO Logistics, Inc.	(1,329)	(78,664)	3.9
Hasbro, Inc.	(5,862)	(516,208)	25.9
HCA Healthcare, Inc.	(4,934)	(1,058,590)	53.0
Healthcare Trust of America, Inc., Class A	(37,859)	(1,153,185)	57.8
Hershey Co.	(4,393)	(991,808)	49.7
Hertz Global Holdings, Inc.	(33,936)	(680,756)	34.1
Hess Corp.	(3,146)	(324,258)	16.2
HF Sinclair Corp.	(5,278)	(200,670)	10.1
Hilton Grand Vacations, Inc.	(5,190)	(243,048)	12.2
Hormel Foods Corp.	(8,785)	(460,246)	23.1
Host Hotels & Resorts, Inc.	(47,525)	(967,134)	48.5
Howmet Aerospace, Inc.	(18,985)	(647,768)	32.5
HP, Inc.	(4,726)	(173,113)	8.7
Hudson Pacific Properties, Inc.	(14,190)	(330,343)	16.6
IAA, Inc.	(6,936)	(254,204)	12.7
IAC/InterActiveCorp	(14,017)	(1,161,729)	58.2
ICU Medical, Inc.	(100)	(21,399)	1.1
IDEX Corp.	(3,165)	(600,780)	30.1
Inari Medical, Inc.	(2,793)	(225,395)	11.3
Independence Realty Trust, Inc.	(15,767)	(429,808)	21.5
Ingredion, Inc.	(7,160)	(609,388)	30.5
Innovative Industrial Properties, Inc.	(309)	(44,678)	2.2
Inspire Medical Systems, Inc.	(1,990)	(409,462)	20.5
Insulet Corp.	(143)	(34,176)	1.7
International Business Machines Corp.	(943)	(124,674)	6.2
International Flavors & Fragrances, Inc.	(2,957)	(358,684)	18.0
International Paper Co.	(5,317)	(246,071)	12.3
Intra-Cellular Therapies, Inc.	(12,783)	(646,948)	32.4
Intuitive Surgical, Inc.	(1,029)	(246,240)	12.3
Invesco Ltd.	(10,870)	(199,791)	10.0
Ionis Pharmaceuticals, Inc.	(254)	(9,337)	0.5
IQVIA Holdings, Inc.	(3,164)	(689,720)	34.6
iRhythm Technologies, Inc.	(345)	(42,563)	2.1
J.M. Smucker Co.	(1,786)	(244,557)	12.3

Security	Shares	Value	% of Basket Value

United States (continued)
Jabil, Inc.	(1,302)	$(75,164)	3.8%
Jack Henry & Associates, Inc.	(1,296)	(245,696)	12.3
Johnson & Johnson	(4,474)	(807,378)	40.5
Juniper Networks, Inc.	(43,996)	(1,386,754)	69.5
KBR, Inc.	(1,753)	(86,300)	4.3
Kilroy Realty Corp.	(4,673)	(327,110)	16.4
Kimberly-Clark Corp.	(9,043)	(1,255,440)	62.9
Kimco Realty Corp.	(6,209)	(157,274)	7.9
Kraft Heinz Co.	(2,702)	(115,186)	5.8
L3Harris Technologies, Inc.	(2,386)	(554,172)	27.8
Laboratory Corp. of America Holdings	(695)	(166,995)	8.4
Lamb Weston Holdings, Inc.	(755)	(49,906)	2.5
Lennar Corp., Class A	(838)	(64,099)	3.2
Liberty Broadband Corp., Class A	(4,031)	(433,977)	21.7
Liberty Broadband Corp., Class C	(3,443)	(384,996)	19.3
Liberty Media Corp. - Liberty SiriusXM	(2,858)	(119,550)	6.0
LKQ Corp.	(26,218)	(1,301,199)	65.2
Loews Corp.	(22,506)	(1,414,277)	70.9
LyondellBasell Industries NV, Class A	(5,931)	(628,864)	31.5
M&T Bank Corp.	(2,964)	(493,921)	24.7
Macy’s, Inc.	(26,647)	(644,058)	32.3
Magnolia Oil & Gas Corp., Class A	(20,663)	(480,208)	24.1
Marathon Petroleum Corp.	(4,094)	(357,242)	17.9
Maravai LifeSciences Holdings, Inc., Class A	(4,092)	(125,747)	6.3
Markel Corp.	(506)	(684,760)	34.3
Marqeta, Inc., Class A	(28,807)	(267,905)	13.4
Marriott International, Inc., Class A	(2,617)	(464,570)	23.3
Masco Corp.	(4,830)	(254,493)	12.8
MasTec, Inc.	(1,696)	(122,129)	6.1
Matador Resources Co.	(9,512)	(464,376)	23.3
Match Group, Inc.	(344)	(27,228)	1.4
Mattel, Inc.	(15,215)	(369,877)	18.5
Maximus, Inc.	(12,119)	(883,233)	44.3
McDonald’s Corp.	(384)	(95,677)	4.8
MDU Resources Group, Inc.	(33,889)	(872,981)	43.7
Micron Technology, Inc.	(6,072)	(414,050)	20.7
Mirati Therapeutics, Inc.	(3,392)	(209,592)	10.5
MKS Instruments, Inc.	(959)	(109,307)	5.5
Moderna, Inc.	(3,964)	(532,801)	26.7
Mohawk Industries, Inc.	(11,055)	(1,559,418)	78.1
Molina Healthcare, Inc.	(201)	(63,003)	3.2
Mondelez International, Inc., Class A	(14,815)	(955,271)	47.9
Monster Beverage Corp.	(17,143)	(1,468,812)	73.6
Morgan Stanley	(6,192)	(499,013)	25.0
Mosaic Co.	(5,508)	(343,809)	17.2
Motorola Solutions, Inc.	(475)	(101,503)	5.1
MSC Industrial Direct Co., Inc., Class A	(12,063)	(999,540)	50.1
Murphy Oil Corp.	(1,116)	(42,497)	2.1
Natera, Inc.	(2,520)	(88,502)	4.4
National Fuel Gas Co.	(6,417)	(450,024)	22.5
National Retail Properties, Inc.	(13,027)	(571,104)	28.6
National Storage Affiliates Trust	(3,428)	(194,025)	9.7
nCino, Inc.	(9,882)	(370,476)	18.6
NCR Corp.	(16,251)	(569,273)	28.5
New Fortress Energy, Inc.	(11,492)	(445,660)	22.3
New Residential Investment Corp.	(111,150)	(1,155,960)	57.9
News Corp., Class A	(21,505)	(427,089)	21.4
NextEra Energy, Inc.	(1,150)	(81,673)	4.1
Northern Trust Corp.	(852)	(87,799)	4.4
Novavax, Inc.	(3,727)	(167,976)	8.4
Nucor Corp.	(12,576)	(1,946,513)	97.5
NVR, Inc.	(40)	(175,048)	8.8

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Oak Street Health, Inc.	(21,005)	$(379,980)	19.0%
Olaplex Holdings, Inc.	(16,775)	(246,593)	12.4
Old Republic International Corp.	(15,911)	(350,201)	17.5
Olin Corp.	(1,898)	(108,945)	5.5
Omega Healthcare Investors, Inc.	(14,245)	(362,963)	18.2
ON Semiconductor Corp.	(8,670)	(451,794)	22.6
OneMain Holdings, Inc.	(10,897)	(500,499)	25.1
Onto Innovation, Inc.	(8,353)	(594,232)	29.8
Opendoor Technologies Inc.	(49,020)	(342,650)	17.2
Owens Corning	(295)	(26,824)	1.3
Packaging Corp. of America	(8,786)	(1,416,040)	71.0
Palantir Technologies, Inc., Class A	(3,474)	(36,130)	1.8
Parker-Hannifin Corp.	(1,159)	(313,880)	15.7
PDC Energy, Inc.	(8,870)	(618,594)	31.0
Peloton Interactive, Inc., Class A	(17,561)	(308,371)	15.5
PepsiCo, Inc.	(9,892)	(1,698,555)	85.1
Petco Health & Wellness Co., Inc.	(15,310)	(294,871)	14.8
Phillips Edison & Co., Inc.	(25,456)	(861,940)	43.2
Pinnacle West Capital Corp.	(1,300)	(92,560)	4.6
Pinterest, Inc., Class A	(11,169)	(229,188)	11.5
Pioneer Natural Resources Co.	(9,492)	(2,206,605)	110.6
Polaris, Inc.	(1,283)	(121,808)	6.1
Post Holdings, Inc.	(4,175)	(310,578)	15.6
PPL Corp.	(5,918)	(167,539)	8.4
Primo Water Corp.	(56,417)	(825,186)	41.3
Procore Technologies, Inc.	(12,929)	(717,172)	35.9
Procter & Gamble Co.	(26,072)	(4,185,860)	209.7
Progressive Corp.	(12,063)	(1,295,084)	64.9
Progyny, Inc.	(9,426)	(362,430)	18.2
Prologis, Inc.	(490)	(78,542)	3.9
Prosperity Bancshares, Inc.	(2,681)	(175,284)	8.8
Prudential Financial, Inc.	(5,069)	(550,037)	27.6
Pure Storage, Inc., Class A	(23)	(674)	0.0
Q2 Holdings, Inc.	(3,099)	(160,311)	8.0
Qualtrics International, Inc., Class A	(3,577)	(66,318)	3.3
Quanta Services, Inc.	(940)	(109,021)	5.5
Quest Diagnostics, Inc.	(2,063)	(276,112)	13.8
R1 RCM, Inc.	(14,590)	(328,567)	16.5
Raymond James Financial, Inc.	(9,534)	(929,184)	46.6
Rayonier, Inc.	(4,363)	(188,482)	9.4
Realty Income Corp.	(4,640)	(321,830)	16.1
Red Rock Resorts, Inc., Class A	(4,139)	(181,950)	9.1
Regal Rexnord Corp.	(7,902)	(1,005,450)	50.4
Regions Financial Corp.	(9,920)	(205,542)	10.3
Revolve Group, Inc.	(4,369)	(184,634)	9.3
Robinhood Markets, Inc., Class A	(3,342)	(32,768)	1.6
ROBLOX Corp., Class A	(4,540)	(139,151)	7.0
Rockwell Automation, Inc.	(421)	(106,374)	5.3
Rollins, Inc.	(11,775)	(394,933)	19.8
Ross Stores, Inc.	(11,370)	(1,134,385)	56.8
Royal Gold, Inc.	(2,598)	(338,987)	17.0
RPM International, Inc.	(984)	(81,574)	4.1
Ryman Hospitality Properties, Inc.	(1,509)	(141,061)	7.1
Saia, Inc.	(1,245)	(256,420)	12.8
Sarepta Therapeutics, Inc.	(411)	(29,724)	1.5
Scotts Miracle-Gro Co.	(1,003)	(104,242)	5.2
Seagate Technology Holdings PLC	(967)	(79,333)	4.0
Sempra Energy	(2,371)	(382,585)	19.2
SentinelOne, Inc., Class A	(7,261)	(241,573)	12.1
Sherwin-Williams Co.	(2,018)	(554,869)	27.8
Shift4 Payments, Inc., Class A	(507)	(26,597)	1.3
Shockwave Medical, Inc.	(1,556)	(235,158)	11.8

Security	Shares	Value	% of Basket Value

United States (continued)
Signature Bank	(418)	$(101,261)	5.1%
Sims Ltd.	(919)	(13,486)	0.7
SiTime Corp.	(660)	(111,256)	5.6
Six Flags Entertainment Corp.	(14,575)	(557,785)	27.9
Skyworks Solutions, Inc.	(600)	(67,980)	3.4
SLM Corp.	(13,236)	(221,438)	11.1
Snowflake, Inc., Class A	(2,837)	(486,375)	24.4
SoFi Technologies, Inc.	(31,009)	(189,775)	9.5
Sonoco Products Co.	(7,854)	(486,241)	24.4
Sonos, Inc.	(5,096)	(116,291)	5.8
South State Corp.	(5,628)	(435,832)	21.8
Southwest Airlines Co.	(7,834)	(366,004)	18.3
Southwestern Energy Co.	(51,726)	(387,945)	19.4
Spirit Realty Capital, Inc.	(10,866)	(472,128)	23.7
Splunk, Inc.	(1,871)	(228,299)	11.4
Sprout Social, Inc., Class A	(3,194)	(195,728)	9.8
SS&C Technologies Holdings, Inc.	(5,414)	(350,069)	17.5
STAG Industrial, Inc.	(9,011)	(336,291)	16.9
Stanley Black & Decker, Inc.	(2,935)	(352,640)	17.7
Starbucks Corp.	(21,359)	(1,594,236)	79.9
Starwood Property Trust, Inc.	(15,299)	(350,041)	17.5
Steel Dynamics, Inc.	(21,364)	(1,831,963)	91.8
STERIS PLC	(2,594)	(581,186)	29.1
Sunrun, Inc.	(10,889)	(217,562)	10.9
Synaptics, Inc.	(382)	(56,704)	2.8
SYNNEX Corp.	(5,355)	(535,982)	26.9
Synopsys, Inc.	(1,512)	(433,626)	21.7
Synovus Financial Corp.	(16,672)	(692,555)	34.7
T. Rowe Price Group, Inc.	(147)	(18,087)	0.9
Tapestry, Inc.	(5,192)	(170,921)	8.6
Target Corp.	(3,659)	(836,630)	41.9
Tempur Sealy International, Inc.	(30,342)	(822,572)	41.2
Tenet Healthcare Corp.	(10,846)	(786,443)	39.4
Terreno Realty Corp.	(3,939)	(286,562)	14.4
Texas Pacific Land Corp.	(13)	(17,766)	0.9
Texas Roadhouse, Inc.	(5,517)	(454,215)	22.8
Thor Industries, Inc.	(2,303)	(176,295)	8.8
T-Mobile US, Inc.	(8,219)	(1,012,088)	50.7
Toast, Inc., Class A	(1,044)	(19,450)	1.0
TopBuild Corp.	(391)	(70,826)	3.5
Toro Co.	(6,377)	(510,989)	25.6
Tractor Supply Co.	(6,008)	(1,210,312)	60.6
Trade Desk, Inc., Class A	(799)	(47,077)	2.4
Tradeweb Markets, Inc., Class A	(9,462)	(673,600)	33.8
TransUnion	(2,676)	(234,204)	11.7
Trimble, Inc.	(13,664)	(911,389)	45.7
Trupanion, Inc.	(1,974)	(125,586)	6.3
Tyson Foods, Inc., Class A	(3,075)	(286,467)	14.4
Uber Technologies, Inc.	(10,143)	(319,302)	16.0
UGI Corp.	(1,221)	(41,880)	2.1
UiPath, Inc., Class A	(11,585)	(206,561)	10.4
Umpqua Holdings Corp.	(2,191)	(36,239)	1.8
Under Armour, Inc., Class A	(6,795)	(104,371)	5.2
Unity Software, Inc.	(892)	(59,238)	3.0
Univar Solutions, Inc.	(25,928)	(755,023)	37.8
Universal Health Services, Inc., Class B	(6,228)	(763,117)	38.2
Vail Resorts, Inc.	(881)	(223,915)	11.2
Valley National Bancorp	(28,511)	(341,562)	17.1
Valmont Industries, Inc.	(356)	(88,576)	4.4
Ventas, Inc.	(7,592)	(421,736)	21.1
Verizon Communications, Inc.	(46,976)	(2,174,989)	109.0
Vertex Pharmaceuticals, Inc.	(1,135)	(310,105)	15.5

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Vertiv Holdings Co.	(38,828)	$(486,515)	24.4%
VICI Properties, Inc.	(50,331)	(1,500,367)	75.2
Victoria’s Secret & Co.	(4,661)	(219,626)	11.0
VMware, Inc., Class A	(3,537)	(382,137)	19.1
Vontier Corp.	(2,349)	(60,181)	3.0
Vornado Realty Trust	(6,597)	(255,370)	12.8
Vulcan Materials Co.	(798)	(137,487)	6.9
W.R. Berkley Corp.	(6,115)	(406,586)	20.4
Walgreens Boots Alliance, Inc.	(13,632)	(577,997)	29.0
Walmart, Inc.	(1,218)	(186,342)	9.3
Warner Bros Discovery, Inc.	(1,949)	(35,374)	1.8
Warner Music Group Corp., Class A	(6,610)	(196,780)	9.9
Waste Connections, Inc.	(3,270)	(451,162)	22.6
Waste Management, Inc.	(4,099)	(674,040)	33.8
Wayfair, Inc., Class A	(4,013)	(308,760)	15.5
Webster Financial Corp.	(10,649)	(532,344)	26.7
WEC Energy Group, Inc.	(1,019)	(101,951)	5.1
Welltower, Inc.	(4,496)	(408,282)	20.5
Wendy’s Co.	(17,154)	(338,963)	17.0
WESCO International, Inc.	(576)	(70,998)	3.6
Western Digital Corp.	(1,993)	(105,769)	5.3
Westinghouse Air Brake Technologies Corp.	(6,719)	(604,105)	30.3
Westlake Chemical Corp.	(1,047)	(132,498)	6.6
WeWork, Inc., Class A	(20,007)	(140,249)	7.0
Weyerhaeuser Co.	(12,025)	(495,670)	24.8
Williams-Sonoma, Inc.	(703)	(91,727)	4.6
WillScot Mobile Mini Holdings Corp.	(43,869)	(1,539,802)	77.2
Wingstop, Inc.	(2,836)	(260,231)	13.0
Woodward, Inc.	(517)	(57,118)	2.9
Workiva, Inc.	(2,505)	(241,758)	12.1
WP Carey, Inc.	(10,106)	(816,262)	40.9
YETI Holdings, Inc.	(4,337)	(211,949)	10.6
Yum! Brands, Inc.	(575)	(67,281)	3.4
Zebra Technologies Corp., Class A	(1,127)	(416,607)	20.9
Zendesk, Inc.	(2,337)	(285,207)	14.3
Zillow Group, Inc., Class A	(10,201)	(394,269)	19.8
Zillow Group, Inc., Class C	(10,786)	(429,499)	21.5
Zimmer Biomet Holdings, Inc.	(1,144)	(138,138)	6.9
ZoomInfo Technologies, Inc., Class A	(18,036)	(854,906)	42.8
Zurn Water Solutions Corp.	(3,820)	(119,260)	6.0

		(204,034,093)

Preferred Stocks

Germany
Volkswagen AG, Preference Shares	(1,225)	(189,711)	9.5

Total Reference Entity — Short		(395,397,808)

Net Value of Reference Entity — Goldman Sachs & Co.		$(1,995,792)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of period end, termination dates February 27, 2023 and February 28, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
29Metals Ltd.	4,958	$9,382	1.4%
Abacus Property Group	40,531	93,018	13.5
Arena REIT	6,680	22,607	3.3
AUB Group Ltd.	11,444	185,287	26.9
Aussie Broadband Ltd.	14,565	56,641	8.2
Australian Ethical Investment Ltd.	42,877	174,222	25.3
Blackmores Ltd.	262	13,267	1.9
BWP Trust	3,135	9,112	1.3
Centuria Industrial REIT	43,299	120,666	17.5
Charter Hall Education Trust	55,836	158,062	23.0
Charter Hall Long Wale REIT	179,793	674,774	98.1
Charter Hall Retail REIT	51,097	159,615	23.2
Codan Ltd.	1,714	8,548	1.2
Data#3 Ltd.	10,231	41,549	6.0
Dexus Industria REIT	33,887	81,071	11.8
Dicker Data Ltd.	9,580	88,587	12.9
Elders Ltd.	2,009	20,197	2.9
GrainCorp Ltd., Class A	29,331	211,957	30.8
Growthpoint Properties Australia Ltd.	8,882	27,320	4.0
GWA Group Ltd.	140,675	224,701	32.7
HomeCo Daily Needs REIT	10,435	10,506	1.5
Imdex Ltd.	143,562	251,856	36.6
Johns Lyng Group Ltd.	137,701	861,843	125.2
Jumbo Interactive Ltd.	22,910	278,536	40.5
Kogan.com Ltd.	31,744	86,289	12.5
Lifestyle Communities Ltd.	12,655	133,376	19.4
Lovisa Holdings Ltd.	1,141	13,064	1.9
MA Financial Group Ltd.	1,177	5,694	0.8
Monadelphous Group Ltd.	44,524	331,669	48.2
Nanosonics Ltd.	36,438	100,688	14.6
National Storage REIT	48,312	87,505	12.7
Netwealth Group Ltd.	4,403	39,867	5.8
Objective Corp. Ltd.	4,574	54,529	7.9
Pendal Group Ltd.	36,498	134,361	19.5
Pinnacle Investment Management Group Ltd.	72,726	475,311	69.1
Sandfire Resources NL	19,555	77,505	11.3
Silver Lake Resources Ltd.	19,280	25,186	3.7
St Barbara Ltd.	525,265	490,999	71.3
Tassal Group Ltd.	49,305	130,733	19.0
Technology One Ltd.	2,728	19,686	2.9
Temple & Webster Group Ltd.	1,268	5,175	0.8
United Malt Grp Ltd.	5,996	17,520	2.5
Waypoint REIT	107,885	203,372	29.6
Webjet Ltd.	24,189	100,364	14.6

		6,316,217

Austria
AT&S Austria Technologie & Systemtechnik AG	2,546	130,370	18.9
Oesterreichische Post AG	9,141	294,465	42.8
Palfinger AG	1,833	46,409	6.7
Porr AG	6,646	84,173	12.2
Rhi Magnesita NV	1,051	31,268	4.5
S&T AG	21,681	366,543	53.3

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Austria (continued)
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,543	$63,079	9.2%
Wienerberger AG	26,442	746,401	108.5

		1,762,708

Bahamas
OneSpaWorld Holdings Ltd.	9,750	97,890	14.2

Belgium
Barco NV	3,086	69,496	10.1
Euronav NV	4,360	50,414	7.3
Melexis NV	1,391	119,396	17.4
Recticel SA	360	7,866	1.2
Shurgard Self Storage SA	19,555	1,131,581	164.4
Tessenderlo Group SA	532	18,624	2.7
VGP NV	742	192,992	28.0

		1,590,369

Bermuda
Argo Group International Holdings Ltd.	2,075	88,810	12.9
SiriusPoint Ltd.	1,190	7,473	1.1

		96,283

Canada
Aecon Group Inc.	19,217	223,935	32.5
Altius Minerals Corp.	10,162	169,597	24.6
Boardwalk Real Estate Investment Trust	3,498	153,491	22.3
Bombardier, Inc., Class B	293,286	287,658	41.8
Canada Goose Holdings, Inc.	24,190	527,241	76.6
Canadian Western Bank	10,245	258,468	37.6
Cineplex Inc.	14,064	144,072	20.9
CT Real Estate Investment Trust	16,046	221,708	32.2
Eldorado Gold Corp.	36,135	351,041	51.0
Endeavour Silver Corp.	1,205	4,596	0.7
Enerflex Ltd.	2,971	20,490	3.0
Enghouse Systems Ltd.	2,090	58,780	8.5
Equitable Group, Inc.	5,433	243,812	35.4
Evertz Technologies Ltd.	6,500	71,191	10.3
First National Financial Corp.	767	21,685	3.2
Freehold Royalties Ltd.	83,351	971,936	141.2
Home Capital Group Inc.	360	8,979	1.3
K92 Mining, Inc.	2,005	14,281	2.1
Kelt Exploration Ltd.	25,127	129,679	18.8
Killam Apartment Real Estate Investment Trust	46,813	736,458	107.0
Laurentian Bank of Canada	457	13,899	2.0
Morguard Corp.	3,003	295,005	42.9
Morguard North American Residential Real Estate Investment Trust	1,012	14,534	2.1
Novagold Resources Inc.	8,114	50,592	7.4
Osisko Mining Inc.	2,519	7,941	1.2
Pason Systems Inc.	4,727	59,646	8.7
PrairieSky Royalty Ltd.	41,495	569,460	82.7
Premium Brands Holdings Corp.	2,660	217,165	31.6
Real Matters Inc.	24,504	86,980	12.6
Richelieu Hardware Ltd.	2,703	76,736	11.1
Rogers Sugar Inc.	16,751	79,670	11.6
Sandstorm Gold Ltd.	10,565	78,622	11.4
Seabridge Gold Inc.	11,043	195,218	28.4
Silvercorp Metals Inc.	14,891	44,975	6.5
Slate Grocery REIT, Class U	13,595	167,206	24.3
SunOpta Inc.	8,368	46,118	6.7
Tamarack Valley Energy Ltd.	3,201	12,533	1.8
Topaz Energy Corp.	28,076	497,419	72.3

Security	Shares	Value	% of Basket Value

Canada (continued)
Tucows, Inc., Class A	784	$45,174	6.6%
Village Farms International, Inc.	47,115	202,022	29.4

		7,380,013

Denmark
Alk Abello A/S	13,976	304,869	44.3
D/S Norden A/S	1,003	37,267	5.4
Drilling Co. of 1972 AS	317	15,808	2.3
FLSmidth & Co. A/S	4,756	130,372	18.9
Nilfisk Holding A/S	5,313	148,732	21.6
NKT Holding A/S	413	19,683	2.9
Per Aarsleff Holding A/S	4,983	191,232	27.8

		847,963

Finland
Cargotec OYJ, Class B	9,590	332,049	48.2
Citycon OYJ	908	6,454	0.9
Konecranes OYJ	5,570	156,538	22.7
Musti Group OYJ	2,276	53,551	7.8
Rovio Entertainment OYJ	1,327	12,138	1.8
TietoEVRY OYJ	319	8,003	1.2
Uponor OYJ	10,714	188,254	27.4
YIT OYJ	62,375	251,066	36.5

		1,008,053

France
Albioma SA	393	20,890	3.0
Alten SA	2,937	394,168	57.3
Casino Guichard Perrachon SA	596	10,443	1.5
Coface SA	16,863	202,158	29.4
Elior Group SA	18,781	57,345	8.3
Esker SA	1,148	193,373	28.1
Groupe Fnac SA	131	6,545	1.0
Guerbet	1	26	0.0
ID Logistics Group	768	246,301	35.8
Imerys SA	4,600	180,968	26.3
Interparfums SA	14,406	799,326	116.1
Manitou BF SA	4,598	104,322	15.2
Nexity SA	6,360	193,129	28.1
SES-imagotag SA	965	88,767	12.9
SMCP SA	33,193	215,685	31.3
Societe BIC SA	913	54,478	7.9
Technip Energies N.V	663	8,057	1.2
Television Francaise 1	8,438	71,463	10.4
Vicat SA	12,454	374,505	54.4
Vilmorin & Cie SA	522	24,808	3.6
Virbac SA	115	46,431	6.7

		3,293,188

Germany
Adesso SE	1,022	200,310	29.1
Atoss Software AG	135	19,616	2.9
CANCOM SE	2,065	99,714	14.5
Cewe Stiftung & Co. KGAA	69	6,298	0.9
CompuGroup Medical SE & Co. KgaA	103	5,506	0.8
CropEnergies AG	652	8,457	1.2
Datagroup SE	720	59,900	8.7
Deutsche Pfandbriefbank AG	6,623	83,355	12.1
Duerr AG	7,420	192,844	28.0
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,436	72,060	10.5
ElringKlinger AG	11,418	94,659	13.8
Gerresheimer AG	1,146	79,604	11.6
GFT Technologies SE	3,429	136,202	19.8

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Germany (continued)
Hensoldt AG	13,594	$378,579	55.0%
Kloeckner & Co. SE	21,706	279,611	40.6
Krones AG	3,495	269,861	39.2
MLP SE	34,066	241,143	35.0
MorphoSys AG	5,666	119,455	17.4
Nagarro SE	1,146	161,130	23.4
Norma Group SE	3,525	86,961	12.6
Pfeiffer Vacuum Technology AG	613	109,123	15.9
SMA Solar Technology AG	5,262	239,467	34.8
Software AG	1,495	46,016	6.7
Steico SE	284	28,496	4.1
Suedzucker AG	2,285	29,759	4.3

		3,048,126

Gibraltar
888 Holdings PLC	103,154	247,229	35.9

Hong Kong
EC Healthcare	127,000	127,642	18.5
Health & Happiness H&H International Holdings Ltd.	204,500	224,760	32.7
Luk Fook Holdings International Ltd.	51,000	116,734	17.0
Nissin Foods Co. Ltd.	24,000	15,779	2.3
SA Sa International Holdings Ltd.	2,584,000	461,869	67.1
Texhong Textile Group Ltd.	47,000	56,521	8.2

		1,003,305

Ireland
Cimpress PLC	4,054	204,767	29.7
Grafton Group PLC	4,322	52,345	7.6
Keywords Studios PLC	6,211	187,753	27.3
Origin Enterprises PLC	12,409	55,168	8.0
Uniphar PLC	19,790	81,840	11.9

		581,873

Israel
Caesarstone Ltd.	39,765	390,890	56.8
Cognyte Software Ltd.	12,723	86,262	12.6
Electra Consumer Products 1970 Ltd.	113	6,379	0.9
Israel Canada T.R Ltd.	6,449	31,885	4.6
Isras Investment Co. Ltd.	345	84,090	12.2
Matrix IT Ltd.	278	7,006	1.0
Mega Or Holdings Ltd.	91	3,465	0.5
One Software Technologies Ltd.	749	12,340	1.8
Radware Ltd.	4,069	117,635	17.1
Taboola.com Ltd.	14,151	60,991	8.9
YH Dimri Construction & Development Ltd.	178	15,983	2.3

		816,926

Italy
Biesse SpA	1,492	23,276	3.4
Brunello Cucinelli SpA	14,807	757,876	110.1
Datalogic SpA	4,341	42,180	6.1
El.En. SpA	5,014	69,883	10.2
OVS SpA	133,378	254,466	37.0
Pharmanutra SpA	536	36,289	5.3
Salvatore Ferragamo SpA	414	7,196	1.0
Sanlorenzo SpA/Ameglia	1,782	63,013	9.2
Sesa SpA	4,540	656,339	95.4
Tinexta SpA	16,615	415,664	60.4
Webuild SpA	201,221	342,110	49.7
Wiit SpA	1,764	47,125	6.8

		2,715,417

Security	Shares	Value	% of Basket Value

Japan
77 Bank Ltd.	14,300	$177,313	25.8%
Adastria Co. Ltd.	56,800	941,346	136.8
Aeon Delight Co. Ltd.	1,600	34,198	5.0
Ai Holdings Corp.	13,200	173,293	25.2
Aichi Steel Corp.	14,800	256,166	37.2
Anicom Holdings, Inc.	63,900	301,424	43.8
AOKI Holdings Inc.	90,600	426,418	62.0
Arata Corp.	1,400	38,682	5.6
Arcland Service Holdings Co. Ltd.	20,500	354,265	51.5
ARTERIA Networks Corp.	12,600	129,059	18.8
Avex, Inc.	25,300	271,968	39.5
Belc Co. Ltd.	8,700	370,510	53.8
Bell System24 Holdings, Inc.	12,500	144,557	21.0
Belluna Co. Ltd.	35,100	197,162	28.6
Bengo4.com Inc.	11,500	295,931	43.0
Canon Electronics Inc.	14,900	170,629	24.8
CI Takiron Corp.	101,200	431,190	62.7
Comture Corp.	18,300	395,268	57.4
CRE Logistics REIT Inc.	19	29,056	4.2
Cybozu, Inc.	22,100	218,396	31.7
Daiho Corp.	3,000	102,700	14.9
Daiken Corp.	11,200	181,080	26.3
Daiseki Co. Ltd.	27,900	1,003,456	145.8
Dexerials Corp.	2,300	50,433	7.3
Digital Arts, Inc.	6,000	335,219	48.7
Dip Corp.	8,600	280,384	40.7
Direct Marketing MiX, Inc.	10,200	125,206	18.2
Doshisha Co. Ltd.	33,100	389,894	56.7
Doutor Nichires Holdings Co. Ltd.	26,600	305,716	44.4
Earth Corp.	800	33,810	4.9
EDION Corp.	8,400	75,591	11.0
eGuarantee Inc.	1,300	21,581	3.1
Elan Corp.	4,500	35,138	5.1
en-japan, Inc.	53,500	1,257,031	182.6
euglena Co. Ltd.	2,300	15,217	2.2
FCC Co. Ltd.	67,200	671,254	97.5
Fuji Machine Manufacturing Co. Ltd.	1,500	25,027	3.6
Fuji Seal International, Inc.	26,400	350,618	50.9
Fujimi, Inc.	4,800	209,278	30.4
Fujimori Kogyo Co. Ltd.	300	8,275	1.2
Fukui Computer Holdings Inc.	500	12,481	1.8
Fukuoka REIT Corp.	12	15,008	2.2
FULLCAST Holdings Co. Ltd.	1,700	32,526	4.7
Funai Soken Holdings Inc.	22,500	377,330	54.8
Fuso Chemical Co. Ltd.	4,300	126,564	18.4
Future Corp.	500	7,326	1.1
Genky DrugStores Co. Ltd.	200	5,611	0.8
Giken Ltd.	24,000	658,566	95.7
Glory Ltd.	21,800	350,652	51.0
GMO GlobalSign Holdings KK	700	29,511	4.3
Goldcrest Co. Ltd.	25,100	326,452	47.4
Halows Co. Ltd.	4,100	97,986	14.2
Hanwa Co. Ltd.	300	7,333	1.1
Harmonic Drive Systems, Inc.	600	15,175	2.2
Heiwa Real Estate Co. Ltd.	900	28,391	4.1
Heiwa Real Estate REIT, Inc.	5	5,728	0.8
Heiwado Co. Ltd.	14,900	224,783	32.7
Hoshino Resorts REIT, Inc.	11	56,745	8.2
IBJ Leasing Co. Ltd.	8,600	199,354	29.0
Infocom Corp.	11,600	197,730	28.7
Infomart Corp.	38,700	192,740	28.0

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Iriso Electronics Co. Ltd.	5,700	$133,192	19.4%
Jafco Co. Ltd.	13,600	163,964	23.8
Japan Elevator Service Holdings Co. Ltd.	18,300	239,160	34.8
Japan Lifeline Co. Ltd.	33,100	275,898	40.1
Japan Wool Textile Co. Ltd.	45,800	342,342	49.7
JCU Corp.	5,500	140,086	20.4
JINS Inc.	2,800	92,283	13.4
JSP Corp.	11,200	129,442	18.8
Kanamoto Co. Ltd.	18,700	279,441	40.6
Kanematsu Corp.	2,500	25,838	3.8
KH Neochem Co. Ltd.	1,000	18,917	2.7
KOMEDA Holdings Co. Ltd.	29,900	515,086	74.8
Komeri Co. Ltd.	400	8,449	1.2
Konoike Transport Co. Ltd.	21,900	194,385	28.2
Kumagai Gumi Co. Ltd.	5,300	110,605	16.1
Kura Sushi, Inc.	29,000	718,143	104.3
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,500	85,696	12.5
Kyoritsu Maintenance Co. Ltd.	2,700	98,321	14.3
Life Corp.	15,100	344,459	50.1
Link And Motivation Inc.	24,000	84,439	12.3
LITALICO, Inc.	7,100	146,466	21.3
M&A Capital Partners Co. Ltd.	1,700	52,803	7.7
Maeda Kosen Co. Ltd.	11,900	272,074	39.5
Makino Milling Machine Co. Ltd.	600	18,488	2.7
Mandom Corp.	13,500	134,227	19.5
Maruzen Showa Unyu Co. Ltd.	1,400	34,173	5.0
Matsuda Sangyo Co. Ltd.	400	7,024	1.0
Megachips Corp.	4,300	110,162	16.0
Megmilk Snow Brand Co. Ltd.	9,700	144,587	21.0
Micronics Japan Co. Ltd.	2,500	29,258	4.3
Midac Holdings Co. Ltd.	13,500	217,665	31.6
Milbon Co. Ltd.	9,500	397,774	57.8
Mirait Holdings Corp.	500	7,007	1.0
Mitsubishi Pencil Co. Ltd.	12,200	118,437	17.2
Mitsubishi Research Institute, Inc.	1,400	42,150	6.1
Mitsuboshi Belting Ltd.	11,700	179,216	26.0
Mitsui DM Sugar Holdings Co. Ltd.	17,600	261,759	38.0
Mixi, Inc.	2,800	48,167	7.0
Monogatari Corp.	4,000	166,800	24.2
Morita Holdings Corp.	21,900	210,186	30.5
Nakanishi, Inc.	9,700	158,546	23.0
Nextage Co. Ltd.	2,500	38,209	5.6
Nichiha Corp.	3,500	63,279	9.2
Nichi-Iko Pharmaceutical Co. Ltd.	900	5,412	0.8
Nihon Parkerizing Co. Ltd.	9,000	63,658	9.2
Nippn Corp.	13,000	169,084	24.6
Nippon Ceramic Co. Ltd.	800	14,606	2.1
Nippon Gas Co. Ltd.	33,100	469,701	68.2
Nippon Paper Industries Co. Ltd.	16,400	130,263	18.9
Nippon REIT Investment Corp.	43	123,255	17.9
Nippon Soda Co. Ltd.	2,000	52,893	7.7
Nippon Suisan Kaisha Ltd.	78,200	345,277	50.2
Nitto Kogyo Corp.	23,600	277,871	40.4
Noritsu Koki Co. Ltd.	2,600	43,115	6.3
NS United Kaiun Kaisha Ltd.	1,700	46,721	6.8
Obara Group Inc.	16,900	378,220	55.0
Oiles Corp.	16,900	194,174	28.2
Oki Electric Industry Co. Ltd.	91,600	593,364	86.2
Okinawa Cellular Telephone Co.	2,000	76,963	11.2
Okinawa Electric Power Co. Inc.	800	7,964	1.2
Okumura Corp.	2,100	49,574	7.2
One REIT Inc.	10	21,228	3.1

Security	Shares	Value	% of Basket Value

Japan (continued)
Osaka Organic Chemical Industry Ltd.	12,100	$260,930	37.9%
Outsourcing Inc.	11,100	110,084	16.0
Pack Corp.	3,500	64,057	9.3
Prestige International Inc.	112,100	538,699	78.3
Raksul Inc.	3,700	76,452	11.1
Round One Corp.	1,600	17,808	2.6
Saizeriya Co. Ltd.	5,400	99,035	14.4
Sakai Moving Service Co. Ltd.	6,600	225,216	32.7
Sakata INX Corp.	900	6,806	1.0
SAMTY Co. Ltd.	17,400	281,032	40.8
Sanken Electric Co. Ltd.	4,800	177,270	25.8
Sanrio Co. Ltd.	2,300	48,245	7.0
Sato Holdings Corp.	16,500	226,877	33.0
SBS Holdings, Inc.	300	6,961	1.0
Senko Group Holdings Co. Ltd.	1,000	6,763	1.0
Seria Co. Ltd.	27,400	535,832	77.9
Shizuoka Gas Co. Ltd.	6,800	48,744	7.1
Shoei Co. Ltd.	15,300	567,620	82.5
Siix Corp.	24,600	187,915	27.3
SKY Perfect JSAT Holdings Inc.	4,400	14,253	2.1
Sodick Co. Ltd.	30,300	169,541	24.6
Sosei Group Corp.	1,000	9,765	1.4
S-Pool Inc.	58,400	583,569	84.8
Strike Co. Ltd.	18,700	569,463	82.7
Sumitomo Densetsu Co. Ltd.	3,600	61,605	9.0
Sumitomo Mitsui Construction Co. Ltd.	76,100	246,910	35.9
Sumitomo Osaka Cement Co. Ltd.	6,600	184,552	26.8
Systena Corp.	14,600	45,892	6.7
Taikisha Ltd.	7,800	192,469	28.0
Takuma Co. Ltd.	20,900	234,224	34.0
T-Gaia Corp.	2,700	34,222	5.0
Toa Corp/Tokyo	7,500	163,940	23.8
Tokai Corp/Gifu	1,600	21,200	3.1
Tokuyama Corp.	600	7,980	1.2
Tokyo Steel Manufacturing Co. Ltd.	3,200	33,120	4.8
Tokyotokeiba Co. Ltd.	4,100	139,516	20.3
Tokyu REIT, Inc.	67	93,924	13.6
Toridoll Holdings Corp.	4,000	72,543	10.5
Torii Pharmaceutical Co. Ltd.	300	7,539	1.1
Tosei Corp.	34,500	290,296	42.2
Tosho Co. Ltd.	500	6,690	1.0
Totetsu Kogyo Co. Ltd.	3,300	59,653	8.7
Toyo Ink SC Holdings Co. Ltd.	2,600	38,715	5.6
Toyobo Co. Ltd.	3,100	25,487	3.7
TPR Co. Ltd.	22,600	216,602	31.5
Tri Chemical Laboratories Inc.	9,400	176,544	25.7
Trusco Nakayama Corp.	24,500	382,064	55.5
Trust Tech Inc.	9,700	111,703	16.2
Tsukishima Kikai Co. Ltd.	8,400	66,348	9.6
TV Asahi Holdings Corp.	6,200	70,819	10.3
UACJ Corp.	7,000	117,110	17.0
United Arrows Ltd.	4,200	56,465	8.2
UT Group Co. Ltd.	2,100	47,220	6.9
ValueCommerce Co. Ltd.	6,700	195,784	28.4
Vision Inc/Tokyo Japan	700	6,978	1.0
Wacoal Holdings Corp.	32,500	462,921	67.3
Wacom Co. Ltd.	15,700	113,514	16.5
Wakita & Co. Ltd.	15,300	127,311	18.5
YA-MAN Ltd.	9,500	90,548	13.2
Yokogawa Bridge Holdings Corp.	19,500	285,977	41.6
Yuasa Trading Co. Ltd.	12,100	269,970	39.2
Yurtec Corp.	45,800	241,913	35.2

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Zojirushi Corp.	5,700	$60,275	8.8%
Zuken, Inc.	22,100	511,692	74.3

		34,128,849

Jersey
Centamin PLC	611,210	700,519	101.8

Luxembourg
Befesa SA	269	16,799	2.4
Millicom International Cellular SA, SDR	17,059	384,591	55.9
SES SA	31,455	281,444	40.9

		682,834

Malaysia
Frencken Group Ltd.	22,500	22,825	3.3

Netherlands
AMG Advanced Metallurgical Group NV	652	25,821	3.8
Arcadis NV	731	30,500	4.4
Basic-Fit NV	6,624	277,527	40.3
Koninklijke BAM Groep NV	2,385	6,601	1.0
TomTom NV	1,076	9,290	1.3
Wereldhave NV	4,432	72,287	10.5

		422,026

New Zealand
a2 Milk Co. Ltd.	28,324	89,750	13.0

Norway
Borregaard ASA	15,134	288,679	41.9
Elkem ASA	28,403	117,955	17.1
FLEX Liquified Natural Gas Ltd.	4,750	133,805	19.4
Grieg Seafood ASA	449	6,689	1.0
Kongsberg Gruppen ASA	22,718	975,797	141.8
MPC Container Ships	16,628	49,493	7.2
Selvaag Bolig ASA	6,026	28,687	4.2
SpareBank 1 SMN	819	11,476	1.7

		1,612,581

Portugal
Navigator Co. SA	56,083	230,064	33.4
Sonae SGPS SA	86,816	93,726	13.6

		323,790

Singapore
AEM Holdings Ltd.	139,400	477,385	69.4
AIMS APAC REIT	66,400	67,899	9.9
Ascendas India Trust	48,000	43,368	6.3
Far East Hospitality Trust	85,600	41,235	6.0
First Resources Ltd.	36,600	55,822	8.1
Sasseur Real Estate Investment Trust	49,500	29,887	4.3
Sheng Siong Group Ltd.	106,200	117,265	17.0

		832,861

South Sandwich Islands
BMO Commercial Property Trust Ltd.	5,843	8,624	1.3
UK Commercial Property REIT Ltd.	40,008	44,081	6.4

		52,705

Spain
Ence Energia y Celulosa SA	48,680	182,354	26.5
Indra Sistemas SA	24,718	251,891	36.6
Laboratorios Farmaceuticos Rovi SA	1,199	81,869	11.9
Mediaset Espana Comunicacion SA	1,383	6,189	0.9
Melia Hotels International SA	41,660	344,541	50.0

Security	Shares	Value	% of Basket Value

Spain (continued)
Miquel y Costas & Miquel SA	1	$13	0.0%
Sacyr SA	14,035	37,805	5.5
Viscofan SA	611	33,730	4.9

		938,392

Sweden
AAK AB	3,547	61,543	8.9
AcadeMedia AB	33,141	187,086	27.2
AddTech AB, B Shares	31,378	553,520	80.4
AF AB	7,728	128,112	18.6
Arjo AB, B Shares	46,957	353,871	51.4
Betsson AB, Class B	25,742	158,131	23.0
Biotage AB	21,777	451,111	65.5
Bonava AB, B Shares	8,991	43,647	6.3
Bravida Holding AB	1,717	17,602	2.6
Bufab AB	1,747	57,957	8.4
Cloetta AB, B Shares	69,721	176,187	25.6
Collector AB	2,135	9,314	1.4
Corem Property Group AB, Class B	11,853	25,097	3.6
Dios Fastigheter AB	5,941	53,046	7.7
Dometic Group AB	7,685	65,815	9.6
Fabege AB	6,518	79,116	11.5
Fingerprint Cards AB, Class B	108,132	124,541	18.1
Fortnox AB	3,310	17,570	2.6
GARO AB	1,175	17,586	2.6
Hexatronic Group AB	4,108	173,802	25.3
HMS Networks AB	2,892	118,369	17.2
Hufvudstaden AB, A Shares	5,278	68,388	9.9
Inwido AB	680	9,388	1.4
JM AB	1,902	43,927	6.4
LeoVegas AB	1,559	6,686	1.0
Loomis AB	1,109	27,631	4.0
Nobia AB	1,885	7,398	1.1
Nyfosa AB	3,589	39,557	5.8
Scandic Hotels Group AB	140,640	541,250	78.6
Stillfront Group AB	36,933	74,590	10.8
Troax Group AB	8,286	184,029	26.7

		3,875,867

Switzerland
Aryzta AG	7,467	6,953	1.0
Bossard Holding AG, Class A	875	189,422	27.5
Comet Holding AG	3,206	693,054	100.7
Daetwyler Holding AG	1,487	478,122	69.5
Ferrexpo PLC	9,486	19,479	2.8
Gurit Holding AG	122	155,528	22.6
Inficon Holding AG	277	252,201	36.6
IWG PLC	18,038	54,762	8.0
Kardex AG	42	7,993	1.2
Landis+Gyr Group AG	1,110	61,948	9.0
Medartis Holding AG	574	60,778	8.8
Sensirion Holding AG	5,515	661,440	96.1
Softwareone Holding AG	2,999	40,548	5.9
Stadler Rail AG	623	22,736	3.3
Sulzer AG	1,743	130,599	19.0
u-Blox Holding AG	5,224	433,991	63.1
Valiant Holding AG	919	91,797	13.3
Ypsomed Holding AG	894	127,757	18.6

		3,489,108

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Ukraine
Network International Holdings PLC	146,752	$479,428	69.7%

United Kingdom
AG Barr PLC	2,876	20,921	3.0
AJ Bell PLC	7,374	22,850	3.3
Alliance Pharma PLC	5,033	7,215	1.0
Alpha Fx Group PLC	249	6,450	0.9
Ascential PLC	26,392	104,638	15.2
Ashmore Group PLC	15,536	42,948	6.2
Aston Martin Lagonda Global Holdings PLC	3,729	39,069	5.7
Babcock International Group PLC	20,042	76,519	11.1
Bank of Georgia Group PLC	19,863	306,714	44.6
Big Yellow Group PLC	19,868	359,054	52.2
Bodycote PLC	8,757	67,918	9.9
boohoo Group PLC	88,827	89,926	13.1
Britvic PLC	10,085	108,679	15.8
Bytes Technology Group PLC	7,284	40,960	5.9
Capita PLC	32,219	9,615	1.4
Capital & Counties Properties PLC	20,008	41,340	6.0
Capricorn Energy PLC	43,733	112,483	16.3
Chemring Group PLC	3,218	14,053	2.0
Clarkson PLC	146	6,722	1.0
Craneware PLC	1,242	26,745	3.9
Cranswick PLC	1,409	56,028	8.1
Currys PLC	206,980	239,980	34.9
CVS Group PLC	35,169	793,933	115.4
Diploma PLC	20,902	716,913	104.2
dotdigital group PLC	85,976	93,732	13.6
Fevertree Drinks PLC	38,394	870,574	126.5
GB Group PLC	23,340	169,145	24.6
Genus PLC	7,016	220,435	32.0
Hammerson PLC	516,886	186,612	27.1
Hill & Smith Holdings PLC	13,156	227,538	33.1
Hotel Chocolat Group Ltd.	8,237	38,582	5.6
Hunting PLC	47,670	173,834	25.3
Impax Asset Management Group PLC	6,560	70,945	10.3
IntegraFin Holdings PLC	12,844	57,920	8.4
John Wood Group PLC	33,859	94,145	13.7
Judges Scientific PLC	1,046	88,125	12.8
Kainos Group PLC	2,195	33,618	4.9
Lancashire Holdings Ltd.	4,918	26,065	3.8
Learning Technologies Group PLC	61,231	101,094	14.7
Luceco PLC	35,780	85,626	12.4
Micro Focus International PLC	48,173	227,482	33.1
Morgan Advanced Materials PLC	48,876	171,406	24.9
National Express Group PLC	18,829	58,364	8.5
Pagegroup PLC	1,269	7,765	1.1
Pets at Home Group PLC	109,971	426,864	62.0
Polypipe Group PLC	6,668	37,642	5.5
PZ Cussons PLC	21,831	56,017	8.1
Redrow PLC	77,540	508,298	73.9
Restaurant Group PLC	433,101	331,516	48.2
RWS Holdings PLC	71,159	389,720	56.6
Safestore Holdings PLC	28,395	446,703	64.9
Serica Energy PLC	18,289	80,349	11.7
SIG PLC	159,924	82,679	12.0
Smart Metering Systems PLC	854	8,859	1.3
Softcat PLC	10,517	185,744	27.0
Spirent Communications PLC	31,227	90,289	13.1
SThree PLC	56,005	258,178	37.5
Subsea 7 SA	18,953	155,344	22.6
Team17 Group PLC	1,690	9,244	1.3

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
TechnipFMC PLC	3,418	$23,653	3.4%
Vesuvius PLC	26,968	109,668	15.9
Virgin Money UK PLC	229,867	498,718	72.5
Watkin Jones PLC	8,963	27,895	4.1
Wickes Group PLC	50,450	120,271	17.5
Workspace Group PLC	16,380	137,076	19.9
YouGov PLC	7,023	110,830	16.1

		10,410,237

United States
1-800-Flowers.com, Inc., Class A	24,999	254,990	37.0
1Life Healthcare, Inc.	38,615	272,236	39.6
1st Source Corp.	1,310	56,684	8.2
2U, Inc.	19,532	194,929	28.3
8x8, Inc.	15,413	141,337	20.5
A10 Networks, Inc.	6,153	87,865	12.8
AAR Corp.	4,591	215,685	31.3
Academy Sports & Outdoors, Inc.	2,981	111,370	16.2
ACADIA Pharmaceuticals, Inc.	2,364	43,592	6.3
Acadia Realty Trust	18,155	379,803	55.2
Accel Entertainment, Inc.	15,626	184,856	26.9
ACCO Brands Corp.	84,274	617,728	89.8
ACI Worldwide, Inc.	1,275	35,215	5.1
ACM Research, Inc., Class A	4,491	67,859	9.9
ACV Auctions, Inc., Class A	2,479	33,095	4.8
Adaptive Biotechnologies Corp.	17,047	140,638	20.4
Addus HomeCare Corp.	2,418	203,789	29.6
Advantage Solutions, Inc.	13,500	67,905	9.9
Aerojet Rocketdyne Holdings, Inc.	9,154	365,977	53.2
AeroVironment, Inc.	469	37,670	5.5
Alarm.com Holdings, Inc.	3,705	226,301	32.9
Alexander & Baldwin, Inc.	2,372	50,286	7.3
Alignment Healthcare, Inc.	4,607	44,273	6.4
Allegiant Travel Co.	272	42,212	6.1
Allegro MicroSystems, Inc.	329	7,998	1.2
ALLETE, Inc.	2,109	125,148	18.2
Alliance Data Systems Corp.	5,436	297,893	43.3
Allison Transmission Holdings, Inc.	312	11,681	1.7
Allogene Therapeutics, Inc.	17,356	144,923	21.1
Allovir, Inc.	9,680	44,044	6.4
Alpha Metallurgical Resources, Inc.	803	124,256	18.1
Altair Engineering, Inc., Class A	3,460	187,947	27.3
Alto Ingredients, Inc.	8,769	50,597	7.3
Altra Industrial Motion Corp.	6,707	261,573	38.0
AMC Networks, Inc., Class A	1,842	60,104	8.7
Ameresco, Inc., Class A	5,692	287,104	41.7
American Assets Trust, Inc.	6,560	240,096	34.9
American Eagle Outfitters, Inc.	18,611	281,212	40.9
American Equity Investment Life Holding Co.	937	35,344	5.1
American States Water Co.	2,917	229,451	33.3
American Well Corp., Class A	4,328	13,547	2.0
American Woodmark Corp.	9,749	456,741	66.4
America’s Car-Mart, Inc.	1,356	109,633	15.9
AMERISAFE, Inc.	2,684	124,403	18.1
Amphastar Pharmaceuticals, Inc.	1,166	41,358	6.0
Annexon, Inc.	5,372	13,699	2.0
Apartment Investment and Management Co., Class A	13,600	85,680	12.4
Applied Industrial Technologies, Inc.	841	88,044	12.8
Arbor Realty Trust, Inc.	68,707	1,174,890	170.7
Arconic Corp.	249	6,265	0.9
Arcosa, Inc.	765	40,950	5.9

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Ares Management Corp., Class A	2,224	$147,273	21.4%
Argan, Inc.	626	23,024	3.3
Armada Hoffler Properties, Inc.	33,317	451,445	65.6
Arrow Financial Corp.	470	14,711	2.1
Artisan Partners Asset Management, Inc., Class A	3,223	103,587	15.0
Artivion, Inc.	2,406	48,818	7.1
Arvinas, Inc.	743	40,843	5.9
Aspen Aerogels, Inc.	466	10,066	1.5
Assetmark Financial Holdings, Inc.	31,377	603,380	87.7
Associated Banc-Corp.	23,744	473,693	68.8
Astec Industries, Inc.	4,516	176,576	25.7
Avaya Holdings Corp.	9,218	85,266	12.4
Avid Bioservices, Inc.	3,455	46,504	6.8
Avient Corp.	1,201	59,137	8.6
Axcelis Technologies, Inc.	674	36,699	5.3
AZZ, Inc.	1,386	63,257	9.2
Badger Meter, Inc.	2,600	209,794	30.5
Banc of California, Inc.	20,439	368,720	53.6
Bandwidth, Inc., Class A	8,092	178,995	26.0
Bar Harbor Bankshares	1,558	40,679	5.9
Barrett Business Services, Inc.	2,739	197,126	28.6
Beauty Health Co.	1,650	21,615	3.1
Benchmark Electronics, Inc.	278	6,605	1.0
Berry Corp.	7,177	78,732	11.4
BJ’s Restaurants, Inc.	12,381	344,068	50.0
Blackbaud, Inc.	2,376	137,832	20.0
Bloom Energy Corp., Class A	3,853	71,512	10.4
Bloomin’ Brands, Inc.	2,184	48,026	7.0
Boot Barn Holdings, Inc.	2,733	246,134	35.8
Bridgebio Pharma, Inc.	9,407	75,444	11.0
Brigham Minerals, Inc., Class A	8,706	215,735	31.3
Brightsphere Investment Group, Inc.	7,448	149,258	21.7
BTRS Holdings, Inc., Class 1	19,747	132,700	19.3
Byline Bancorp, Inc.	8,815	206,800	30.0
Calix, Inc.	7,291	290,984	42.3
Callon Petroleum Co.	2,344	120,177	17.5
Camden National Corp.	2,226	99,613	14.5
Cannae Holdings, Inc.	10,571	236,790	34.4
Capital City Bank Group, Inc.	19,503	499,472	72.6
Cardiovascular Systems, Inc.	8,397	157,024	22.8
CareDx, Inc.	231	7,032	1.0
Casella Waste Systems, Inc., Class A	3,149	258,974	37.6
Centennial Resource Development, Inc., Class A	38,485	297,874	43.3
Centerspace	7,654	706,158	102.6
Central Garden & Pet Co., Class A	4,107	169,948	24.7
Century Communities, Inc.	5,429	286,217	41.6
Cerence, Inc.	7,597	224,111	32.6
CEVA, Inc.	1,184	43,027	6.2
ChannelAdvisor Corp.	14,294	207,406	30.1
Chatham Lodging Trust	15,044	216,032	31.4
Cheesecake Factory, Inc.	183	6,755	1.0
Chefs’ Warehouse, Inc.	4,794	175,460	25.5
ChemoCentryx, Inc.	309	5,704	0.8
Chuy’s Holdings, Inc.	5,526	138,205	20.1
Cinemark Holdings, Inc.	16,486	261,468	38.0
Clean Energy Fuels Corp.	3,009	17,633	2.6
Clear Channel Outdoor Holdings, Inc.	46,740	114,980	16.7
Clear Secure, Inc., Class A	1,010	30,724	4.5
Clearwater Paper Corp.	250	8,278	1.2
Clearway Energy, Inc., Class A	6,035	171,515	24.9
Clearway Energy, Inc., Class C	271	8,274	1.2

Security	Shares	Value	% of Basket Value

United States (continued)
CNO Financial Group, Inc.	8,179	$197,441	28.7%
CNX Resources Corp.	8,134	167,154	24.3
Coeur Mining, Inc.	9,748	35,385	5.1
Cogent Communications Holdings, Inc.	9,124	533,754	77.6
Cohen & Steers, Inc.	1,656	128,655	18.7
Coherus Biosciences, Inc.	20,876	188,719	27.4
Cohu, Inc.	2,664	70,756	10.3
CommScope Holding Co., Inc.	13,630	82,189	11.9
Community Trust Bancorp, Inc.	727	28,942	4.2
Compass Minerals International, Inc.	221	13,068	1.9
ConnectOne Bancorp, Inc.	3,321	92,523	13.4
Construction Partners, Inc., Class A	331	8,543	1.2
Corcept Therapeutics, Inc.	4,781	102,839	14.9
CorVel Corp.	158	24,503	3.6
Covetrus, Inc.	639	8,818	1.3
Cowen, Inc., Class A	6,900	157,665	22.9
Cross Country Healthcare, Inc.	1,331	24,943	3.6
CrossFirst Bankshares, Inc.	6,131	78,538	11.4
CryoPort, Inc.	832	18,770	2.7
CSW Industrials, Inc.	266	28,066	4.1
Cutera, Inc.	3,307	179,603	26.1
Dave & Buster’s Entertainment, Inc.	7,618	346,619	50.4
Deciphera Pharmaceuticals, Inc.	6,299	63,746	9.3
Delek US Holdings, Inc.	5,196	125,743	18.3
Deluxe Corp.	2,322	62,880	9.1
Denali Therapeutics, Inc.	253	6,021	0.9
Denbury, Inc.	317	20,282	2.9
Dime Community Bancshares, Inc.	1,906	59,925	8.7
Diodes, Inc.	1,392	101,658	14.8
Donegal Group, Inc., Class A	20,077	271,642	39.5
Dorian LPG Ltd.	3,108	45,750	6.6
Dril-Quip, Inc.	3,621	104,574	15.2
Ducommun, Inc.	392	20,019	2.9
Duolingo, Inc.	296	25,595	3.7
DXP Enterprises, Inc.	9,735	230,038	33.4
Dyne Therapeutics, Inc.	11,002	87,796	12.8
Eagle Pharmaceuticals, Inc.	165	7,281	1.1
Easterly Government Properties, Inc.	16,675	317,659	46.2
EchoStar Corp., Class A	6,394	149,300	21.7
Ecovyst, Inc.	27,428	275,926	40.1
Editas Medicine, Inc.	6,651	88,059	12.8
elf Beauty, Inc.	6,719	163,473	23.8
Emergent BioSolutions, Inc.	7,177	232,391	33.8
Enanta Pharmaceuticals, Inc.	955	61,502	8.9
Energizer Holdings, Inc.	8,632	261,463	38.0
Energy Recovery, Inc.	354	6,556	1.0
EnPro Industries, Inc.	978	91,159	13.2
Ensign Group, Inc.	74	5,944	0.9
ePlus, Inc.	654	36,938	5.4
Equitrans Midstream Corp.	24,093	189,371	27.5
Esab Corp.	152	7,144	1.0
ESCO Technologies, Inc.	1,142	71,318	10.4
Essential Properties Realty Trust, Inc.	19,833	475,992	69.2
Ethan Allen Interiors, Inc.	5,792	137,502	20.0
Everbridge, Inc.	6,545	282,089	41.0
Everi Holdings, Inc.	5,475	95,046	13.8
Evolent Health, Inc., Class A	3,772	103,805	15.1
EW Scripps Co., Class A	20,381	335,471	48.7
eXp World Holdings, Inc.	3,241	43,397	6.3
Exponent, Inc.	1,179	112,960	16.4
F45 Training Holdings, Inc.	1,041	9,150	1.3
FB Financial Corp.	4,084	157,357	22.9

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Federal Agricultural Mortgage Corp., Class C	320	$32,778	4.8%
FibroGen, Inc.	10,228	95,120	13.8
Figs, Inc., Class A	8,699	136,226	19.8
First Advantage Corp.	712	12,360	1.8
First Bancshares, Inc.	16,324	525,470	76.3
First Busey Corp.	825	18,538	2.7
First Financial Corp.	26,262	1,119,286	162.6
First Foundation, Inc.	31,101	691,064	100.4
First of Long Island Corp.	3,153	52,907	7.7
Flushing Financial Corp.	9,290	199,735	29.0
Focus Financial Partners, Inc., Class A	3,464	136,655	19.9
Foot Locker, Inc.	1,622	47,541	6.9
FormFactor, Inc.	455	17,340	2.5
Forrester Research, Inc.	10,477	583,464	84.8
Franchise Group, Inc.	4,015	149,719	21.8
frontdoor, Inc.	14,400	445,104	64.7
Frontier Group Holdings, Inc.	12,054	127,893	18.6
FRP Holdings, Inc.	3,217	181,793	26.4
fuboTV, Inc.	11,919	45,173	6.6
Fulton Financial Corp.	8,125	123,256	17.9
Funko, Inc., Class A	13,525	220,322	32.0
Gates Industrial Corp. PLC	506	6,452	0.9
Genco Shipping & Trading Ltd.	1,420	31,283	4.5
Getty Realty Corp.	3,421	92,059	13.4
Gibraltar Industries, Inc.	6,667	252,279	36.7
G-III Apparel Group Ltd.	8,213	217,480	31.6
Gladstone Land Corp.	4,599	167,404	24.3
GMS, Inc.	168	8,056	1.2
Gogo, Inc.	12,016	221,215	32.1
Goosehead Insurance, Inc., Class A	727	41,795	6.1
GoPro, Inc., Class A	9,901	88,317	12.8
Granite Construction, Inc.	2,094	62,087	9.0
Green Brick Partners, Inc.	4,399	86,660	12.6
Griffon Corp.	11,752	219,880	31.9
Grocery Outlet Holding Corp.	2,773	93,367	13.6
Group 1 Automotive, Inc.	1,242	216,282	31.4
Gulfport Energy Corp.	1,494	140,406	20.4
H&E Equipment Services, Inc.	8,848	313,927	45.6
Hanover Insurance Group, Inc.	1,854	272,204	39.5
Harmonic, Inc.	2,580	21,414	3.1
Harmony Biosciences Holdings, Inc.	2,329	104,898	15.2
Harsco Corp.	5,504	56,251	8.2
Haverty Furniture Cos., Inc.	8,907	221,161	32.1
Hawaiian Holdings, Inc.	16,619	281,858	41.0
Hawkins, Inc.	492	18,342	2.7
Hayward Holdings, Inc.	9,487	150,843	21.9
Health Catalyst, Inc.	2,589	43,081	6.3
Heartland Express, Inc.	2,369	32,692	4.7
Heartland Financial USA, Inc.	4,756	208,170	30.2
Hecla Mining Co.	76,051	396,226	57.6
Hemisphere Media Group, Inc.	13,852	53,884	7.8
Heritage Commerce Corp.	2,847	31,972	4.6
Heron Therapeutics, Inc.	19,189	86,734	12.6
Heska Corp.	1,244	136,641	19.9
Hess Midstream LP, Class A	4,087	120,199	17.5
Hilltop Holdings, Inc.	5,657	144,197	20.9
Holley, Inc.	16,603	174,996	25.4
Horizon Bancorp, Inc.	8,360	146,133	21.2
Hub Group, Inc., Class A	3,463	232,575	33.8
I3 Verticals, Inc., Class A	3,718	102,059	14.8
Ideaya Biosciences, Inc.	1,851	17,751	2.6
ImmunoGen, Inc.	20,360	98,339	14.3

Security	Shares	Value	% of Basket Value

United States (continued)
Impinj, Inc.	1,860	$91,624	13.3%
Independent Bank Corp.	15,516	306,286	44.5
Independent Bank Group, Inc.	2,796	189,569	27.5
Ingevity Corp.	6,014	360,239	52.3
Innospec, Inc.	1,944	185,283	26.9
Innoviva, Inc.	508	8,666	1.3
Installed Building Products, Inc.	829	66,710	9.7
Integer Holdings Corp.	208	15,635	2.3
Intercept Pharmaceuticals, Inc.	9,058	142,301	20.7
International Money Express, Inc.	5,760	114,451	16.6
International Seaways, Inc.	5,870	124,033	18.0
Invitae Corp.	11,173	59,329	8.6
iRobot Corp.	7,966	403,478	58.6
Ironwood Pharmaceuticals, Inc.	12,616	151,392	22.0
iStar, Inc.	5,313	89,471	13.0
Itron, Inc.	5,556	265,466	38.6
J&J Snack Foods Corp.	1,877	280,987	40.8
John B Sanfilippo & Son, Inc.	169	13,121	1.9
Joint Corp.	2,493	76,086	11.1
Kadant, Inc.	140	25,900	3.8
Karyopharm Therapeutics, Inc.	833	5,081	0.7
Kforce, Inc.	675	47,284	6.9
Kodiak Sciences, Inc.	4,052	24,393	3.5
Kontoor Brands, Inc.	3,870	153,755	22.3
Kratos Defense & Security Solutions, Inc.	2,798	42,446	6.2
Krispy Kreme, Inc.	7,522	99,892	14.5
Kura Oncology, Inc.	5,255	75,409	11.0
Kymera Therapeutics, Inc.	1,882	59,001	8.6
Lakeland Bancorp, Inc.	1,632	24,529	3.6
Laredo Petroleum, Inc.	1,309	93,214	13.5
LeMaitre Vascular, Inc.	2,520	108,889	15.8
LendingClub Corp.	6,679	101,855	14.8
LendingTree, Inc.	2,428	192,832	28.0
LGI Homes, Inc.	1,096	102,706	14.9
Liberty Latin America Ltd., Class C	721	6,662	1.0
Liberty Media Corp. - Liberty Braves, Class A	276	7,251	1.1
Limelight Networks, Inc.	5,307	18,946	2.8
Lindblad Expeditions Holdings, Inc.	640	9,798	1.4
Lions Gate Entertainment Corp., Class A	19,464	262,569	38.1
Lions Gate Entertainment Corp., Class B	9,748	122,532	17.8
Live Oak Bancshares, Inc.	226	9,567	1.4
LivePerson, Inc.	9,169	207,403	30.1
LiveRamp Holdings, Inc.	2,190	68,591	10.0
Luther Burbank Corp.	19,216	254,996	37.0
M/I Homes, Inc.	11,000	487,080	70.8
Malibu Boats, Inc., Class A	15,358	772,354	112.2
MannKind Corp.	1,934	6,053	0.9
Marcus & Millichap, Inc.	234	10,481	1.5
Marcus Corp.	33,019	519,389	75.5
MarineMax, Inc.	6,250	255,750	37.2
Marten Transport Ltd.	13,386	232,649	33.8
Masonite International Corp.	132	10,233	1.5
McGrath RentCorp	257	21,449	3.1
MDC Holdings, Inc.	2,077	76,662	11.1
Mercantile Bank Corp.	611	19,185	2.8
Merchants Bancorp	1,787	42,030	6.1
Merit Medical Systems, Inc.	1,074	66,599	9.7
MFA Financial, Inc.	6,476	92,283	13.4
MGP Ingredients, Inc.	4,862	444,046	64.5
Midland States Bancorp, Inc.	31,482	829,866	120.6
MidWestOne Financial Group, Inc.	3,157	94,331	13.7
MiMedx Group, Inc.	3,371	13,315	1.9

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Mitek Systems, Inc.	7,307	$81,619	11.9%
Model N, Inc.	13,278	343,104	49.9
Modine Manufacturing Co.	19,119	151,040	21.9
ModivCare, Inc.	189	19,650	2.9
Moelis & Co., Class A	3,579	158,407	23.0
Momentive Global, Inc.	7,559	119,583	17.4
Monro, Inc.	8,998	411,479	59.8
Montrose Environmental Group, Inc.	4,337	196,770	28.6
Morphic Holding, Inc.	194	5,880	0.9
MRC Global, Inc.	60,610	726,714	105.6
Myers Industries, Inc.	341	7,478	1.1
Nabors Industries Ltd.	1,063	164,361	23.9
Napco Security Technologies, Inc.	2,610	45,675	6.6
National Instruments Corp.	10,043	362,954	52.7
Neogen Corp.	385	10,164	1.5
NeoGenomics, Inc.	18,582	175,600	25.5
NexPoint Residential Trust, Inc.	18,791	1,675,406	243.4
NGM Biopharmaceuticals, Inc.	17,588	219,498	31.9
Nkarta, Inc.	4,797	88,457	12.9
nLight, Inc.	1,092	14,360	2.1
NMI Holdings, Inc., Class A	20,451	375,889	54.6
Noble Corp.	1,585	50,609	7.4
Northern Oil and Gas, Inc.	304	7,594	1.1
Northfield Bancorp, Inc.	1,389	18,182	2.6
Northwest Natural Holding Co.	4,626	221,262	32.1
NorthWestern Corp.	8,882	503,521	73.2
Nurix Therapeutics, Inc.	410	4,539	0.7
Oasis Petroleum, Inc.	464	61,554	8.9
Oceaneering International, Inc.	2,308	26,150	3.8
Olema Pharmaceuticals, Inc.	20,033	51,084	7.4
Ollie’s Bargain Outlet Holdings, Inc.	9,600	461,280	67.0
Olo, Inc., Class A	18,397	196,664	28.6
Oportun Financial Corp.	3,097	35,894	5.2
Origin Bancorp, Inc.	19,276	726,320	105.5
Origin Materials, Inc.	1,340	8,697	1.3
Orthofix Medical, Inc.	3,360	104,160	15.1
Outfront Media, Inc.	14,878	380,877	55.3
Overstock.com, Inc.	5,303	177,969	25.9
Pacific Biosciences of California, Inc.	5,055	32,049	4.7
PagerDuty, Inc.	5,377	153,621	22.3
Palomar Holdings, Inc.	681	37,080	5.4
Par Pacific Holdings, Inc.	11,136	163,365	23.7
PAR Technology Corp.	5,935	196,092	28.5
Party City Holdco, Inc.	3,314	10,240	1.5
Passage Bio, Inc.	15,656	30,529	4.4
Patrick Industries, Inc.	1,804	112,299	16.3
Paymentus Holdings, Inc., Class A	648	10,731	1.6
Peapack Gladstone Financial Corp.	256	7,933	1.2
Pebblebrook Hotel Trust	16,274	397,411	57.7
Peoples Bancorp, Inc.	17,007	466,332	67.8
Perficient, Inc.	496	49,307	7.2
Personalis, Inc.	22,633	126,745	18.4
PetIQ, Inc.	6,481	128,972	18.7
Phibro Animal Health Corp., Class A	4,176	75,126	10.9
Piedmont Lithium, Inc.	1,095	71,624	10.4
Piper Sandler Cos	282	32,424	4.7
PJT Partners, Inc., Class A	2,814	185,696	27.0
Plains GP Holdings LP, Class A	14,355	160,345	23.3
Playa Hotels & Resorts NV	3,973	37,505	5.4
Plymouth Industrial REIT, Inc.	18,748	452,202	65.7
PMV Pharmaceuticals, Inc.	3,317	48,063	7.0
Poshmark, Inc., Class A	10,439	115,247	16.7

Security	Shares	Value	% of Basket Value

United States (continued)
Premier Financial Corp.	16,673	$442,501	64.3%
Prestige Consumer Healthcare, Inc.	10,034	548,458	79.7
Primoris Services Corp.	2,285	52,966	7.7
PROG Holdings, Inc.	4,479	118,559	17.2
ProPetro Holding Corp.	3,962	56,023	8.1
Proto Labs, Inc.	478	20,368	3.0
PubMatic, Inc., Class A	391	8,825	1.3
QCR Holdings, Inc.	2,513	136,431	19.8
Quaker Chemical Corp.	3,740	608,535	88.4
QuinStreet, Inc.	29,071	276,465	40.2
Qurate Retail, Inc., Series A	4,716	19,854	2.9
Ranpak Holdings Corp.	12,865	194,004	28.2
Ready Capital Corp.	699	10,184	1.5
RealReal, Inc.	11,773	63,810	9.3
Redfin Corp.	692	7,716	1.1
Redwood Trust, Inc.	15,160	147,052	21.4
Replimune Group, Inc.	2,939	49,287	7.2
Revolution Medicines, Inc.	4,294	85,751	12.5
REX American Resources Corp.	600	50,778	7.4
RLI Corp.	876	100,547	14.6
RLJ Lodging Trust	32,635	457,543	66.5
Rocket Pharmaceuticals, Inc.	19,230	197,684	28.7
RPT Realty	11,851	157,500	22.9
Rush Enterprises, Inc., Class A	4,310	219,293	31.9
Rush Enterprises, Inc., Class B	4,717	228,539	33.2
Ryan Specialty Group Holdings, Inc., Class A	14,234	526,516	76.5
Ryerson Holding Corp.	173	6,368	0.9
Sabra Health Care REIT, Inc.	12,034	140,557	20.4
Safehold, Inc.	1,003	43,179	6.3
Sage Therapeutics, Inc.	215	6,777	1.0
Sana Biotechnology, Inc.	11,129	84,024	12.2
Sangamo Therapeutics, Inc.	4,794	19,895	2.9
ScanSource, Inc.	241	8,252	1.2
Select Medical Holdings Corp.	22,659	512,320	74.4
Sensient Technologies Corp.	543	45,938	6.7
Shake Shack, Inc., Class A	12,049	696,794	101.2
Shutterstock, Inc.	815	61,712	9.0
Simply Good Foods Co.	1,126	46,898	6.8
Simpson Manufacturing Co., Inc.	818	84,802	12.3
Simulations Plus, Inc.	541	25,243	3.7
SkyWest, Inc.	21,516	627,191	91.1
SMART Global Holdings, Inc.	6,141	139,155	20.2
Sonic Automotive, Inc., Class A	490	20,849	3.0
Sorrento Therapeutics, Inc.	8,520	12,865	1.9
SPS Commerce, Inc.	3,895	465,959	67.7
SPX Corp.	1,446	60,587	8.8
Standard Motor Products, Inc.	2,243	95,731	13.9
Standex International Corp.	72	6,771	1.0
Stepan Co.	1,008	102,927	15.0
Stitch Fix, Inc., Class A	41,700	396,150	57.6
Stoke Therapeutics, Inc.	10,440	150,754	21.9
StoneX Group, Inc.	1,183	80,184	11.6
Summit Hotel Properties, Inc.	5,789	57,137	8.3
Summit Materials, Inc., Class A	15,548	432,234	62.8
SunCoke Energy, Inc.	3,190	26,541	3.9
Sunnova Energy International, Inc.	11,174	192,975	28.0
SunPower Corp.	3,554	58,677	8.5
Super Micro Computer, Inc.	1,976	83,190	12.1
Sylvamo Corp.	6,824	304,692	44.3
Syndax Pharmaceuticals, Inc.	528	8,855	1.3
Tactile Systems Technology, Inc.	10,290	173,695	25.2
Tanger Factory Outlet Centers, Inc.	1,145	18,469	2.7

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Targa Resources Corp.	7,581	$556,521	80.9%
Taylor Morrison Home Corp.	8,988	235,396	34.2
TechTarget, Inc.	3,359	226,094	32.8
Texas Capital Bancshares, Inc.	13,086	672,097	97.7
TG Therapeutics, Inc.	862	5,982	0.9
TowneBank	6,284	173,250	25.2
Transocean Ltd.	50,648	190,436	27.7
Travere Therapeutics, Inc.	439	11,032	1.6
Tri Pointe Homes, Inc.	28,884	597,032	86.7
Trico Bancshares	15,789	592,877	86.1
Trinity Industries, Inc.	1,187	32,927	4.8
Triumph Group, Inc.	3,855	86,892	12.6
TrueBlue, Inc.	363	9,282	1.3
TTEC Holdings, Inc.	138	10,186	1.5
Turning Point Brands, Inc.	13,721	430,702	62.6
Tutor Perini Corp.	18,617	172,580	25.1
U.S. Physical Therapy, Inc.	515	53,442	7.8
UMB Financial Corp.	6,031	543,876	79.0
UMH Properties, Inc.	23,635	555,895	80.8
United Fire Group, Inc.	18,237	534,162	77.6
United States Cellular Corp.	17,264	496,858	72.2
Unitil Corp.	3,690	188,190	27.3
Univest Financial Corp.	2,032	51,206	7.4
Upland Software, Inc.	7,684	114,645	16.7
Urban Edge Properties	3,418	63,882	9.3
Urban Outfitters, Inc.	15,770	375,326	54.5
Valaris Ltd.	1,307	66,330	9.6
Varex Imaging Corp.	274	5,439	0.8
Vector Group Ltd.	4,194	53,348	7.7
Vectrus, Inc.	7,122	257,104	37.4
Veeco Instruments, Inc.	6,147	140,889	20.5
Veracyte, Inc.	4,705	96,311	14.0
Veris Residential, Inc.	4,977	79,682	11.6
Veritex Holdings, Inc.	12,337	405,270	58.9
Veritiv Corp.	785	110,324	16.0
Vertex Inc., Class A	6,175	87,870	12.8
Viad Corp.	1,661	54,398	7.9
Victory Capital Holdings Inc., Class A	23,611	637,261	92.6
Virtus Investment Partners, Inc.	63	11,161	1.6
Vishay Intertechnology, Inc.	8,298	154,592	22.5
Vista Outdoor, Inc.	1,496	52,704	7.7
Vital Farms, Inc.	579	6,659	1.0
Walker & Dunlop, Inc.	1,693	202,754	29.5
Warrior Met Coal, Inc.	753	25,655	3.7
Washington Federal, Inc.	7,097	215,962	31.4
Watts Water Technologies, Inc., Class A	377	48,052	7.0
WD-40 Co.	1,820	334,844	48.7
Werner Enterprises, Inc.	12,068	478,255	69.5
WesBanco, Inc.	865	27,888	4.0
Willdan Group, Inc.	2,758	74,135	10.8
Xerox Holdings Corp.	1,753	30,502	4.4
Yext, Inc.	37,981	219,910	32.0
Y-mAbs Therapeutics, Inc.	10,891	91,484	13.3
York Water Co.	160	6,189	0.9
ZimVie, Inc.	1,177	26,482	3.8

Security	Shares	Value	% of Basket Value

United States (continued)
ZipRecruiter, Inc., Class A	16,563	$372,833	54.2%
Zuora, Inc., Class A	41,320	502,864	73.1

		78,625,713

Preferred Stocks

Germany
Schaeffler AG, Preference Shares	88,506	475,303	69.1

Total Reference Entity — Long		167,968,348

Reference Entity — Short

Common Stocks

Australia
Bega Cheese Ltd.	(133,503)	(471,154)	(68.5)
Bellevue Gold Ltd.	(8,742)	(5,884)	(0.9)
Betmakers Technology Group Ltd.	(973,259)	(388,722)	(56.5)
Bravura Solutions Ltd.	(188,410)	(249,882)	(36.3)
Breville Group Ltd.	(2,103)	(34,852)	(5.1)
Brickworks Ltd.	(4,960)	(82,383)	(12.0)
BWX Ltd.	(92,706)	(121,954)	(17.7)
Coronado Global Resources, Inc.	(12,544)	(20,208)	(2.9)
Credit Corp. Group Ltd.	(6,668)	(127,502)	(18.5)
Cromwell Property Group	(1,124,851)	(675,093)	(98.1)
De Grey Mining Ltd.	(205,568)	(172,958)	(25.1)
Dubber Corp. Ltd.	(69,176)	(49,883)	(7.2)
Eagers Automotive Ltd.	(21,794)	(201,449)	(29.3)
EML Payments Ltd.	(64,687)	(70,030)	(10.2)
G8 Education Ltd.	(146,411)	(112,829)	(16.4)
Genworth Mortgage Insurance Australia Ltd.	(6,742)	(14,175)	(2.1)
Gold Road Resources Ltd.	(191,229)	(208,866)	(30.3)
GUD Holdings Ltd.	(27,366)	(245,812)	(35.7)
Hansen Technologies Ltd.	(20,544)	(79,544)	(11.6)
Inghams Group Ltd.	(297,627)	(644,387)	(93.6)
Integral Diagnostics Ltd.	(2,548)	(7,065)	(1.0)
InvoCare Ltd.	(131,413)	(1,127,498)	(163.8)
ioneer Ltd.	(37,869)	(17,590)	(2.6)
IPH Ltd.	(2,876)	(15,247)	(2.2)
IRESS Ltd.	(89,579)	(689,090)	(100.1)
Karoon Energy Ltd.	(585,768)	(841,220)	(122.2)
Kelsian Group Ltd.	(34,971)	(193,754)	(28.2)
Link Administration Holdings Ltd.	(156,351)	(553,575)	(80.4)
Mayne Pharma Group Ltd.	(32,773)	(6,549)	(1.0)
nib holdings Ltd.	(19,216)	(95,684)	(13.9)
Nick Scali Ltd.	(3,121)	(22,264)	(3.2)
Nuix Ltd.	(16,729)	(14,509)	(2.1)
OceanaGold Corp.	(153,228)	(381,683)	(55.5)
Omni Bridgeway Ltd.	(87,931)	(206,592)	(30.0)
Pact Group Holdings Ltd.	(8,110)	(13,097)	(1.9)
Paladin Energy Ltd.	(636,004)	(350,009)	(50.9)
Perenti Global Ltd.	(356,962)	(177,361)	(25.8)
Perseus Mining Ltd.	(93,647)	(130,312)	(18.9)
PointsBet Holdings Ltd.	(164,372)	(334,960)	(48.7)
Premier Investments Ltd.	(13,991)	(247,920)	(36.0)
Redbubble Ltd.	(71,634)	(56,263)	(8.2)
Regis Resources Ltd.	(7,535)	(11,039)	(1.6)
Select Harvests Ltd.	(8,401)	(38,822)	(5.6)
Sigma Healthcare Ltd.	(254,236)	(89,815)	(13.1)
SmartGroup Corp. Ltd.	(1,035)	(6,482)	(0.9)

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Australia (continued)
SolGold PLC	(470,494)	$(169,796)	(24.7)%
Steadfast Group Ltd.	(9,291)	(33,637)	(4.9)
Super Retail Group Ltd.	(31,461)	(232,783)	(33.8)
Tyro Payments Ltd.	(7,231)	(6,181)	(0.9)
Uniti Group Ltd.	(206,170)	(711,948)	(103.4)
Viva Energy Group Ltd.	(257,522)	(505,258)	(73.4)
West African Resources Ltd.	(16,860)	(16,084)	(2.3)

		(11,281,654)

Austria
FACC AG	(28,338)	(233,801)	(34.0)
IMMOFINANZ AG	(18,577)	(449,574)	(65.3)
Semperit AG Holding	(10,690)	(258,537)	(37.6)
UNIQA Insurance Group AG	(1,048)	(7,990)	(1.1)

		(949,902)

Belgium
Aedifica SA	(4,567)	(541,340)	(78.7)
Biocartis Group NV	(21)	(46)	(0.0)
bpost SA	(5,434)	(32,925)	(4.8)
Cie d’Entreprises CFE	(71)	(9,276)	(1.3)
Cofinimmo SA	(2,507)	(336,653)	(48.9)
Gimv NV	(6,126)	(351,529)	(51.1)
KBC Ancora	(2,375)	(96,089)	(14.0)
Kinepolis Group NV	(1,515)	(83,834)	(12.2)
X-Fab Silicon Foundries SE	(923)	(6,534)	(0.9)

		(1,458,226)

Bermuda
Assured Guaranty Ltd.	(1,118)	(61,658)	(9.0)
Enstar Group Ltd.	(182)	(42,906)	(6.2)

		(104,564)

Canada
Absolute Software Corp.	(4,474)	(34,304)	(5.0)
Advantage Energy Ltd.	(972)	(8,119)	(1.2)
AG Growth International, Inc.	(5,785)	(175,128)	(25.4)
Altus Group Ltd.	(186)	(6,966)	(1.0)
ATS Automation Tooling Systems, Inc.	(10,905)	(318,241)	(46.2)
Aurinia Pharmaceuticals, Inc.	(554)	(5,701)	(0.8)
AutoCanada, Inc.	(286)	(6,657)	(1.0)
Boyd Group Services, Inc.	(1,740)	(215,358)	(31.3)
Canacol Energy Ltd.	(10,964)	(24,324)	(3.5)
Canfor Corp.	(17,367)	(330,942)	(48.1)
Cascades, Inc.	(13,519)	(132,912)	(19.3)
Celestica, Inc.	(26,691)	(300,018)	(43.6)
Choice Properties Real Estate Investment Trust	(2,369)	(27,993)	(4.1)
Cogeco Communications Inc.	(393)	(32,274)	(4.7)
Cogeco, Inc.	(892)	(53,118)	(7.7)
Converge Technology Solutions Corp.	(7,874)	(52,896)	(7.7)
Denison Mines Corp.	(58,731)	(75,891)	(11.0)
Dream Office Real Estate Investment Trust	(863)	(17,466)	(2.5)
DREAM Un Ltd. Corp., Class A	(202)	(7,264)	(1.1)
Dye & Durham Ltd.	(9,002)	(148,626)	(21.6)
Enthusiast Gaming Holdings, Inc.	(67,537)	(130,379)	(18.9)
ERO Copper Corp.	(7,920)	(113,869)	(16.5)
Fiera Capital Corp.	(1,527)	(11,661)	(1.7)
Hut 8 Mining Corp.	(13,396)	(47,759)	(6.9)
IMAX Corp.	(23,276)	(368,226)	(53.5)
Interfor Corp.	(6,886)	(196,291)	(28.5)
Labrador Iron Ore Royalty Corp.	(11,613)	(314,224)	(45.7)
Largo, Inc.	(14,323)	(119,744)	(17.4)

Security	Shares	Value	% of Basket Value

Canada (continued)
Lassonde Industries, Inc., Class A	(53)	$(5,671)	(0.8)%
LifeWorks, Inc.	(919)	(13,520)	(2.0)
Linamar Corp.	(660)	(26,140)	(3.8)
MAG Silver Corp.	(1,387)	(20,449)	(3.0)
Maple Leaf Foods, Inc.	(4,710)	(103,722)	(15.1)
Martinrea International, Inc.	(6,205)	(37,047)	(5.4)
Maverix Metals, Inc.	(1,249)	(5,629)	(0.8)
MDA Ltd.	(1,258)	(8,657)	(1.3)
Mercer International, Inc.	(19,551)	(313,011)	(45.5)
Meta Materials, Inc.	(48,454)	(58,145)	(8.5)
Mullen Group Ltd.	(3,178)	(30,403)	(4.4)
Neighbourly Pharmacy, Inc.	(614)	(11,590)	(1.7)
New Gold, Inc.	(375,384)	(546,427)	(79.4)
North West Co., Inc.	(3,171)	(88,442)	(12.9)
Pollard Banknote Ltd.	(7,921)	(133,060)	(19.3)
Russel Metals, Inc.	(275)	(7,330)	(1.1)
SilverCrest Metals, Inc.	(926)	(6,985)	(1.0)
Stella-Jones, Inc.	(578)	(15,972)	(2.3)
Torex Gold Resources, Inc.	(965)	(10,802)	(1.6)
TransAlta Renewables, Inc.	(9,903)	(137,369)	(20.0)
Uranium Energy Corp.	(76,000)	(323,000)	(46.9)
Westport Fuel Systems, Inc.	(7,014)	(8,463)	(1.2)
Westshore Terminals Investment Corp.	(243)	(6,513)	(0.9)
Winpak Ltd.	(222)	(7,343)	(1.1)
Xenon Pharmaceuticals, Inc.	(617)	(17,443)	(2.5)

		(5,219,484)

Cayman Islands
Theravance Biopharma, Inc.	(3,661)	(35,329)	(5.1)

China
Fosun Tourism Group	(160,200)	(213,593)	(31.0)

Costa Rica
Establishment Labs Holdings, Inc.	(749)	(52,999)	(7.7)

Denmark
NTG Nordic Transport Group A/S	(113)	(6,136)	(0.9)

Finland
Aktia Bank OYJ	(6,290)	(63,779)	(9.3)
Finnair OYJ	(395,614)	(194,991)	(28.3)
Kamux Corp.	(6,590)	(66,690)	(9.7)
Kemira OYJ	(7,775)	(101,986)	(14.8)
Metsa Board OYJ, Class B	(35,567)	(383,298)	(55.7)
Remedy Entertainment OYJ	(2,911)	(95,829)	(13.9)
Sanoma OYJ	(13,746)	(173,640)	(25.2)
Spinnova OYJ	(1,870)	(15,677)	(2.3)
Tokmanni Group Corp.	(537)	(6,978)	(1.0)

		(1,102,868)

France
Altarea SCA	(1,393)	(213,209)	(31.0)
Aramis Group SAS	(14,759)	(85,944)	(12.5)
Carmila SA	(418)	(6,502)	(0.9)
CGG SA	(224,703)	(258,507)	(37.6)
Derichebourg SA, A Shares	(10,394)	(93,799)	(13.6)
Eutelsat Communications SA	(18,337)	(203,787)	(29.6)
Maisons du Monde SA	(5,549)	(94,637)	(13.8)
McPhy Energy SA	(2,260)	(41,284)	(6.0)
Metropole Television SA	(1,074)	(19,930)	(2.9)
Sopra Steria Group SACA	(218)	(38,636)	(5.6)

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

France (continued)
SPIE SA	(1,006)	$(23,677)	(3.4)%
Trigano SA	(357)	(45,996)	(6.7)
Verallia SA	(2,120)	(58,277)	(8.5)

		(1,184,185)

Germany
About You Holding SE	(813)	(8,817)	(1.3)
Amadeus Fire AG	(43)	(6,018)	(0.9)
AURELIUS Equity Opportunities SE & Co. KGaA	(697)	(18,569)	(2.7)
BayWa AG	(3,224)	(153,746)	(22.3)
Bike24 Holding AG	(136)	(879)	(0.1)
Bilfinger SE	(268)	(10,786)	(1.6)
Hamborner REIT AG	(13,745)	(128,286)	(18.6)
Heidelberger Druckmaschinen AG	(3,040)	(6,716)	(1.0)
Home24 SE	(31,778)	(186,160)	(27.1)
Hornbach Holding AG & Co. KGaA	(522)	(62,485)	(9.1)
Indus Holding AG	(1,703)	(48,447)	(7.0)
Instone Real Estate Group AG	(4,133)	(63,450)	(9.2)
JOST Werke AG	(335)	(12,958)	(1.9)
Medios AG	(4,469)	(114,635)	(16.7)
Mister Spex SE	(520)	(3,708)	(0.5)
PATRIZIA AG	(10,562)	(181,175)	(26.3)
PNE AG	(13,524)	(171,783)	(25.0)
Secunet Security Networks AG	(98)	(41,492)	(6.0)
SGL Carbon SE	(27,827)	(152,788)	(22.2)
Takkt AG	(12,567)	(203,038)	(29.5)
Vossloh AG	(200)	(7,630)	(1.1)
Westwing Group AG	(17,970)	(204,360)	(29.7)

		(1,787,926)

Hong Kong
Fortune Real Estate Investment Trust	(422,000)	(368,711)	(53.6)
Hongkong & Shanghai Hotels Ltd.	(21,500)	(21,344)	(3.1)
Prosperity REIT	(692,000)	(237,222)	(34.5)
SUNeVision Holdings Ltd.	(160,000)	(132,923)	(19.3)
Zensun Enterprises Ltd.	(23,000)	(10,757)	(1.5)

		(770,957)

Ireland
C&C Group PLC	(15,006)	(39,173)	(5.7)
Cairn Homes PLC	(80,431)	(96,988)	(14.1)
COSMO Pharmaceuticals NV	(2,931)	(167,623)	(24.4)
Glenveagh Properties PLC	(171,230)	(206,628)	(30.0)
Greencore Group PLC	(367,230)	(529,192)	(76.9)

		(1,039,604)

Israel
Camtek Ltd.	(1,558)	(45,854)	(6.7)
Ituran Location and Control Ltd.	(3,451)	(77,440)	(11.2)
Nano Dimension Ltd., ADR	(23,670)	(67,223)	(9.8)
NEOGAMES SA	(2,994)	(39,132)	(5.7)
Oramed Pharmaceuticals, Inc.	(7,660)	(39,372)	(5.7)
Perion Network Ltd.	(4,089)	(87,427)	(12.7)
Plus500 Ltd.	(19,289)	(375,613)	(54.6)
Riskified Ltd., Class A	(27,912)	(145,980)	(21.2)
Sisram Medical Ltd.	(139,600)	(149,068)	(21.7)
Taro Pharmaceutical Industries Ltd.	(2,004)	(78,657)	(11.4)

		(1,105,766)

Italy
Credito Emiliano SpA	(8,016)	(48,971)	(7.1)
Digital Bros SpA	(381)	(9,678)	(1.4)
doValue SpA	(5,973)	(50,787)	(7.4)

Security	Shares	Value	% of Basket Value

Italy (continued)
Enav SpA	(6,255)	$(28,876)	(4.2)%
Fila SpA	(9,028)	(89,795)	(13.0)
Gruppo MutuiOnline SpA	(803)	(24,590)	(3.6)
GVS SpA	(4,019)	(33,475)	(4.9)
RAI Way SpA	(18,885)	(111,033)	(16.1)
Saras SpA	(23,188)	(21,581)	(3.1)
Societa Cattolica di Assicurazioni	(28,902)	(187,359)	(27.2)
Tod’s SpA	(151)	(5,968)	(0.9)

		(612,113)

Japan
ADEKA Corp.	(25,000)	(479,455)	(69.7)
Aichi Corp.	(14,000)	(97,419)	(14.2)
Aiful Corp.	(246,800)	(703,459)	(102.2)
Airtrip Corp.	(300)	(7,311)	(1.1)
Alpen Co. Ltd.	(1,000)	(15,158)	(2.2)
Alpha Systems, Inc.	(3,600)	(106,424)	(15.5)
Arcland Sakamoto Co. Ltd.	(2,000)	(23,940)	(3.5)
Atom Corp.	(46,200)	(263,265)	(38.3)
Autobacs Seven Co. Ltd.	(5,700)	(60,015)	(8.7)
Awa Bank Ltd.	(25,000)	(412,634)	(60.0)
Axial Retailing, Inc.	(100)	(2,619)	(0.4)
BASE, Inc.	(17,700)	(48,133)	(7.0)
BML, Inc.	(5,700)	(146,693)	(21.3)
Bunka Shutter Co. Ltd.	(900)	(6,764)	(1.0)
Bushiroad, Inc.	(1,000)	(11,782)	(1.7)
CellSource Co. Ltd.	(1,300)	(37,615)	(5.5)
Central Glass Co. Ltd.	(600)	(11,048)	(1.6)
COLOPL, Inc.	(103,800)	(511,590)	(74.3)
Create Restaurants Holdings, Inc.	(1,200)	(7,505)	(1.1)
Daiichi Jitsugyo Co. Ltd.	(1,600)	(46,459)	(6.7)
Daishi Hokuetsu Financial Group, Inc.	(36,500)	(705,996)	(102.6)
Daiwabo Holdings Co. Ltd.	(3,900)	(50,465)	(7.3)
DCM Holdings Co. Ltd.	(800)	(6,605)	(1.0)
Digital Garage, Inc.	(800)	(26,476)	(3.8)
DTS Corp.	(2,600)	(57,048)	(8.3)
Duskin Co. Ltd.	(22,400)	(477,829)	(69.4)
DyDo Group Holdings, Inc.	(200)	(7,754)	(1.1)
eRex Co. Ltd.	(12,400)	(187,694)	(27.3)
ESPEC Corp.	(6,600)	(87,625)	(12.7)
Exedy Corp.	(13,100)	(155,996)	(22.7)
Ferrotec Holdings Corp.	(6,000)	(110,024)	(16.0)
Financial Products Group Co. Ltd.	(2,700)	(16,523)	(2.4)
Frontier Real Estate Investment Corp.	(79)	(306,089)	(44.5)
Fuji Soft, Inc.	(500)	(26,649)	(3.9)
Fujikura Ltd.	(21,300)	(100,760)	(14.6)
Fujitec Co. Ltd.	(38,800)	(836,217)	(121.5)
Fukushima Galilei Co. Ltd.	(2,800)	(81,097)	(11.8)
giftee, Inc.	(51,400)	(404,797)	(58.8)
GLOBERIDE, Inc.	(23,400)	(472,165)	(68.6)
GMO Financial Gate, Inc.	(1,100)	(107,896)	(15.7)
GNI Group Ltd.	(13,000)	(114,050)	(16.6)
Gree, Inc.	(2,600)	(19,810)	(2.9)
G-Tekt Corp.	(4,900)	(47,163)	(6.9)
H2O Retailing Corp.	(2,800)	(18,316)	(2.7)
Hankyu Hanshin REIT, Inc.	(145)	(164,780)	(23.9)
Hirata Corp.	(3,200)	(117,582)	(17.1)
HIS Co. Ltd.	(27,200)	(463,763)	(67.4)
Hitachi Zosen Corp.	(1,400)	(7,555)	(1.1)
Hogy Medical Co. Ltd.	(2,500)	(62,432)	(9.1)
Hokkaido Electric Power Co., Inc.	(3,900)	(14,477)	(2.1)
Hokkoku Financial Holdings, Inc.	(8,300)	(239,434)	(34.8)

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Hokuetsu Corp.	(9,900)	$(50,718)	(7.4)%
Hokuhoku Financial Group, Inc.	(18,400)	(124,510)	(18.1)
Hokuriku Electric Power Co.	(22,800)	(90,447)	(13.1)
Hokuto Corp.	(3,200)	(50,262)	(7.3)
Hosiden Corp.	(9,200)	(87,732)	(12.7)
Hosokawa Micron Corp.	(10,300)	(195,268)	(28.4)
Hyakugo Bank Ltd.	(46,200)	(122,270)	(17.8)
Ichibanya Co. Ltd.	(800)	(29,725)	(4.3)
Ichigo Office REIT Investment	(11)	(7,061)	(1.0)
Ichigo, Inc.	(62,300)	(139,709)	(20.3)
Idec Corp.	(2,200)	(38,832)	(5.6)
Inaba Denki Sangyo Co. Ltd.	(3,700)	(72,566)	(10.5)
Inabata & Co. Ltd.	(9,800)	(160,364)	(23.3)
Invincible Investment Corp.	(166)	(54,129)	(7.9)
Itochu-Shokuhin Co. Ltd.	(1,000)	(38,182)	(5.5)
Jaccs Co. Ltd.	(2,200)	(55,633)	(8.1)
Japan Display, Inc.	(806,700)	(415,093)	(60.3)
Japan Material Co. Ltd.	(1,400)	(21,152)	(3.1)
JIG-SAW, Inc.	(6,200)	(258,248)	(37.5)
JM Holdings Co. Ltd.	(800)	(10,011)	(1.5)
JTOWER, Inc.	(2,300)	(108,085)	(15.7)
Kameda Seika Co. Ltd.	(1,700)	(55,332)	(8.0)
Kanematsu Electronics Ltd.	(2,600)	(77,690)	(11.3)
Kanto Denka Kogyo Co. Ltd.	(24,500)	(184,833)	(26.9)
Kappa Create Co. Ltd.	(600)	(6,189)	(0.9)
Katakura Industries Co. Ltd.	(28,700)	(557,206)	(81.0)
Kato Sangyo Co. Ltd.	(300)	(7,784)	(1.1)
KeePer Technical Laboratory Co. Ltd.	(4,600)	(92,902)	(13.5)
Keiyo Bank Ltd.	(19,900)	(75,836)	(11.0)
Keiyo Co. Ltd.	(3,500)	(24,702)	(3.6)
KFC Holdings Japan Ltd.	(16,200)	(354,976)	(51.6)
Kintetsu Department Store Co. Ltd.	(14,000)	(276,709)	(40.2)
Kintetsu World Express, Inc.	(2,400)	(57,174)	(8.3)
Kisoji Co. Ltd.	(5,000)	(79,556)	(11.6)
Ki-Star Real Estate Co. Ltd.	(6,000)	(247,491)	(36.0)
Kitanotatsujin Corp.	(1,600)	(2,105)	(0.3)
Kiyo Bank Ltd.	(41,400)	(454,107)	(66.0)
Koa Corp.	(3,200)	(37,297)	(5.4)
Kohnan Shoji Co. Ltd.	(5,300)	(153,489)	(22.3)
Koshidaka Holdings Co. Ltd.	(3,100)	(18,500)	(2.7)
Kureha Corp.	(7,800)	(586,018)	(85.1)
KYB Corp.	(10,400)	(235,404)	(34.2)
KYORIN Holdings, Inc.	(33,300)	(484,261)	(70.4)
Leopalace21 Corp.	(319,800)	(481,043)	(69.9)
Macnica Fuji Electronics Holdings, Inc.	(500)	(10,366)	(1.5)
Maruha Nichiro Corp.	(7,400)	(136,190)	(19.8)
Maruwa Co. Ltd/Aichi	(2,600)	(303,149)	(44.0)
Matsuyafoods Holdings Co. Ltd.	(800)	(23,355)	(3.4)
MCJ Co. Ltd.	(6,800)	(44,477)	(6.5)
Medley, Inc.	(1,200)	(22,164)	(3.2)
MedPeer, Inc.	(13,400)	(306,730)	(44.6)
Meidensha Corp.	(800)	(14,487)	(2.1)
Meiko Electronics Co. Ltd.	(1,700)	(44,958)	(6.5)
Meitec Corp.	(2,800)	(148,624)	(21.6)
Mitani Sekisan Co. Ltd.	(3,400)	(135,506)	(19.7)
Mitsuuroko Group Holdings Co. Ltd.	(12,000)	(92,811)	(13.5)
Mochida Pharmaceutical Co. Ltd.	(900)	(25,636)	(3.7)
Modec, Inc.	(9,400)	(88,136)	(12.8)
Mori Trust Sogo REIT, Inc.	(7)	(7,622)	(1.1)
MOS Food Services, Inc.	(1,900)	(43,537)	(6.3)
Musashi Seimitsu Industry Co. Ltd.	(2,600)	(26,423)	(3.8)
Musashino Bank Ltd.	(5,800)	(79,334)	(11.5)

Security	Shares	Value	% of Basket Value

Japan (continued)
Nanto Bank Ltd.	(12,600)	$(197,133)	(28.6)%
Nihon Chouzai Co. Ltd.	(5,900)	(57,399)	(8.3)
Nippon Carbon Co. Ltd.	(3,200)	(102,805)	(14.9)
Nippon Kanzai Co. Ltd.	(3,600)	(77,356)	(11.2)
Nippon Light Metal Holdings Co. Ltd.	(3,600)	(46,125)	(6.7)
Nippon Road Co. Ltd.	(1,700)	(94,768)	(13.8)
Nippon Sheet Glass Co. Ltd.	(35,700)	(107,967)	(15.7)
Nippon Steel Trading Corp.	(200)	(8,140)	(1.2)
Nishimatsu Construction Co. Ltd.	(300)	(8,832)	(1.3)
Nissei ASB Machine Co. Ltd.	(400)	(9,121)	(1.3)
Nisshinbo Holdings, Inc.	(5,700)	(42,648)	(6.2)
Nissin Electric Co. Ltd.	(32,700)	(348,671)	(50.7)
North Pacific Bank Ltd.	(256,700)	(486,741)	(70.7)
NSD Co. Ltd.	(900)	(15,976)	(2.3)
NTT UD REIT Investment Corp.	(14)	(16,171)	(2.3)
Ogaki Kyoritsu Bank Ltd.	(15,700)	(230,103)	(33.4)
Ohsho Food Service Corp.	(1,400)	(65,738)	(9.6)
Oisix ra daichi, Inc.	(1,300)	(26,715)	(3.9)
Okinawa Financial Group, Inc.	(6,800)	(116,409)	(16.9)
Open Door, Inc.	(6,700)	(96,800)	(14.1)
Optim Corp.	(1,800)	(11,922)	(1.7)
PAL GROUP Holdings Co. Ltd.	(600)	(6,696)	(1.0)
Pasona Group, Inc.	(4,300)	(68,180)	(9.9)
Pharma Foods International Co. Ltd.	(21,600)	(283,208)	(41.1)
Pilot Corp.	(7,900)	(320,968)	(46.6)
Piolax, Inc.	(6,500)	(75,832)	(11.0)
PKSHA Technology, Inc.	(14,500)	(206,742)	(30.0)
Plaid, Inc.	(1,900)	(17,019)	(2.5)
Plenus Co. Ltd.	(4,300)	(63,162)	(9.2)
Premier Anti-Aging Co. Ltd.	(16,100)	(462,999)	(67.3)
Pressance Corp.	(26,700)	(320,527)	(46.6)
Qol Holdings Co. Ltd.	(17,000)	(143,093)	(20.8)
Raito Kogyo Co. Ltd.	(800)	(11,945)	(1.7)
Riken Keiki Co. Ltd.	(7,600)	(239,220)	(34.8)
Riken Vitamin Co. Ltd.	(600)	(7,887)	(1.1)
Ringer Hut Co. Ltd.	(2,000)	(34,595)	(5.0)
Roland Corp.	(300)	(10,353)	(1.5)
Royal Holdings Co. Ltd.	(400)	(6,406)	(0.9)
RS Technologies Co. Ltd.	(1,100)	(50,652)	(7.4)
Saibu Gas Co. Ltd.	(8,000)	(131,303)	(19.1)
Sakata Seed Corp.	(1,100)	(37,039)	(5.4)
SanBio Co. Ltd.	(2,100)	(17,863)	(2.6)
San-In Godo Bank Ltd.	(28,800)	(142,985)	(20.8)
Sanki Engineering Co. Ltd.	(5,600)	(63,435)	(9.2)
Seiren Co. Ltd.	(13,700)	(217,137)	(31.5)
Septeni Holdings Co. Ltd.	(10,700)	(54,164)	(7.9)
Shibuya Corp.	(400)	(7,205)	(1.0)
Shiga Bank Ltd.	(7,500)	(141,034)	(20.5)
Shima Seiki Manufacturing Ltd.	(2,400)	(34,242)	(5.0)
Showa Sangyo Co. Ltd.	(1,100)	(22,252)	(3.2)
Sinko Industries Ltd.	(1,200)	(15,083)	(2.2)
SRE Holdings Corp.	(15,000)	(309,437)	(45.0)
Starts Proceed Investment Corp.	(61)	(109,281)	(15.9)
Sun Corp.	(20,700)	(245,507)	(35.7)
T Hasegawa Co. Ltd.	(13,700)	(266,797)	(38.8)
Tadano Ltd.	(40,500)	(287,703)	(41.8)
Takeuchi Manufacturing Co. Ltd.	(400)	(7,335)	(1.1)
Taki Chemical Co. Ltd.	(4,900)	(193,406)	(28.1)
Tama Home Co. Ltd.	(4,600)	(89,762)	(13.0)
Tenma Corp.	(19,800)	(337,017)	(49.0)
TKC Corp.	(600)	(15,760)	(2.3)
TKP Corp.	(1,000)	(14,543)	(2.1)

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
TOC Co. Ltd.	(2,200)	$(11,331)	(1.6)%
Tocalo Co. Ltd.	(3,400)	(33,948)	(4.9)
Toei Co. Ltd.	(1,500)	(198,951)	(28.9)
Toho Titanium Co. Ltd.	(700)	(8,000)	(1.2)
TOKAI Holdings Corp.	(42,900)	(288,355)	(41.9)
Tokyo Seimitsu Co. Ltd.	(3,500)	(120,403)	(17.5)
TOMONY Holdings, Inc.	(72,300)	(182,865)	(26.6)
Tomy Co. Ltd.	(34,200)	(324,475)	(47.1)
Topcon Corp.	(800)	(10,239)	(1.5)
Toyo Construction Co. Ltd.	(2,500)	(17,988)	(2.6)
Toyo Tanso Co. Ltd.	(9,200)	(199,913)	(29.0)
TRE Holdings Corp.	(4,800)	(76,795)	(11.2)
Tsugami Corp.	(4,700)	(43,769)	(6.4)
Uchida Yoko Co. Ltd.	(2,400)	(90,575)	(13.2)
Universal Entertainment Corp.	(4,100)	(73,358)	(10.7)
Uzabase Inc.	(6,800)	(39,576)	(5.7)
Visional, Inc.	(300)	(16,510)	(2.4)
VT Holdings Co. Ltd.	(13,300)	(47,083)	(6.8)
WealthNavi, Inc.	(41,500)	(539,764)	(78.4)
World Holdings Co. Ltd.	(2,100)	(39,541)	(5.7)
Xebio Holdings Co. Ltd.	(4,400)	(31,077)	(4.5)
Yodogawa Steel Works Ltd.	(1,100)	(20,821)	(3.0)
Yokowo Co. Ltd.	(6,600)	(129,517)	(18.8)
Yoshinoya Holdings Co. Ltd.	(14,100)	(256,528)	(37.3)
Yukiguni Maitake Co. Ltd.	(2,400)	(19,364)	(2.8)

		(26,806,521)

Liechtenstein
Implantica AG, SDR	(7,960)	(30,885)	(4.5)

Luxembourg
Global Fashion Group SA	(11,888)	(22,636)	(3.3)
Orion Engineered Carbons SA	(1,949)	(29,430)	(4.3)

		(52,066)

Malta
Kambi Group PLC	(336)	(5,352)	(0.8)
Kindred Group PLC	(42,267)	(370,572)	(53.8)

		(375,924)

Netherlands
Boskalis Westminster	(1,597)	(55,464)	(8.1)
CM.com NV	(1,514)	(25,164)	(3.7)
Core Laboratories NV	(543)	(14,118)	(2.0)
Eurocommercial Properties NV	(1,501)	(36,318)	(5.3)
Pharming Group NV	(84,244)	(68,978)	(10.0)
SIF Holding NV	(15,039)	(171,187)	(24.9)
uniQure NV	(10,560)	(157,767)	(22.9)

		(528,996)

New Zealand
Chorus Ltd.	(15,292)	(72,549)	(10.6)
Z Energy Ltd.	(239,737)	(580,403)	(84.3)

		(652,952)

Norway
Aker Carbon Capture ASA	(27,357)	(55,267)	(8.0)
Aker Solutions ASA	(28,091)	(97,064)	(14.1)
Austevoll Seafood ASA	(515)	(8,165)	(1.2)
Bonheur ASA	(239)	(8,888)	(1.3)
Hexagon Purus Holding	(6,508)	(24,631)	(3.6)
Kahoot! ASA	(4,121)	(9,934)	(1.4)
Norwegian Air Shuttle ASA	(12,234)	(17,075)	(2.5)

Security	Shares	Value	% of Basket Value

Norway (continued)
Nykode Therapeutics	(9,769)	$(38,177)	(5.6)%
Pexip Holding ASA	(9,829)	(21,556)	(3.1)
SpareBank 1 SR-Bank ASA	(14,220)	(181,074)	(26.3)

		(461,831)

Peru
Hochschild Mining PLC	(98,297)	(144,395)	(21.0)

Portugal
NOS SGPS SA	(99,099)	(419,070)	(60.9)
REN - Redes Energeticas Nacionais SGPS SA	(163,016)	(497,004)	(72.2)

		(916,074)

Puerto Rico
EVERTEC, Inc.	(1,927)	(75,924)	(11.0)
First BanCorp, Puerto Rico	(3,872)	(52,698)	(7.7)

		(128,622)

Singapore
BW Energy Ltd.	(2,157)	(6,278)	(0.9)
Frasers Hospitality Trust	(46,300)	(21,501)	(3.1)
Japfa Ltd.	(1,268,400)	(550,687)	(80.0)
Kulicke & Soffa Industries, Inc.	(18,032)	(836,865)	(121.6)
Maxeon Solar Technologies Ltd.	(9,197)	(106,501)	(15.5)
OUE Commercial Real Estate Investment Trust	(329,900)	(98,604)	(14.3)
OUE Ltd.	(120,000)	(118,009)	(17.1)
Razer, Inc.	(392,000)	(141,730)	(20.6)
Starhill Global REIT	(394,800)	(169,025)	(24.6)
Yanlord Land Group Ltd.	(414,500)	(363,168)	(52.8)

		(2,412,368)

South Africa
Mediclinic International PLC	(37,284)	(172,846)	(25.1)

South Sandwich Islands
Burford Capital Ltd.	(23,084)	(197,383)	(28.7)

Spain
Cia de Distribucion Integral Logista Holdings SA	(38,685)	(712,788)	(103.6)
Construcciones y Auxiliar de Ferrocarriles SA	(2,766)	(84,806)	(12.3)
Corp. Financiera Alba SA	(758)	(44,794)	(6.5)
Ebro Foods SA	(885)	(15,912)	(2.3)
Metrovacesa SA	(13,113)	(105,135)	(15.3)

		(963,435)

Sweden
Bactiguard Holding AB	(732)	(8,613)	(1.2)
BHG Group AB	(45,540)	(313,557)	(45.6)
BICO Group AB	(11,656)	(116,890)	(17.0)
BillerudKorsnas AB	(23,357)	(360,428)	(52.4)
Boozt AB	(11,271)	(118,351)	(17.2)
Calliditas Therapeutics AB, Class B	(15,367)	(115,939)	(16.8)
Camurus AB	(11,301)	(187,248)	(27.2)
Cibus Nordic Real Estate AB	(376)	(8,696)	(1.3)
Cint Group AB	(7,533)	(61,609)	(8.9)
Clas Ohlson AB, B Shares	(42,407)	(481,447)	(70.0)
Creades AB, A Shares	(624)	(5,921)	(0.9)
Duni AB	(5,969)	(54,648)	(7.9)
Dustin Group AB	(2,671)	(19,192)	(2.8)
Electrolux Professional AB, Class B	(1,148)	(6,435)	(0.9)
Granges AB	(15,992)	(131,340)	(19.1)
Hansa Biopharma AB	(34,952)	(193,292)	(28.1)
Hemnet Group AB	(671)	(8,371)	(1.2)
Intrum AB	(3,720)	(89,924)	(13.1)

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Sweden (continued)
Karo Pharma AB	(31,924)	$(183,687)	(26.7)%
Munters Group AB	(3,443)	(20,569)	(3.0)
Mycronic AB	(380)	(6,645)	(1.0)
NCC AB, B Shares	(7,007)	(86,819)	(12.6)
New Wave Group AB, B Shares	(2,093)	(36,545)	(5.3)
Nordic Entertainment Group AB, Class B	(487)	(15,992)	(2.3)
Nordnet AB publ	(487)	(8,535)	(1.2)
Pandox AB	(435)	(6,061)	(0.9)
Paradox Interactive AB	(42,380)	(706,955)	(102.7)
PowerCell Sweden AB	(25,468)	(372,092)	(54.1)
Re:NewCell AB	(12,890)	(152,131)	(22.1)
Samhallsbyggnadsbolaget i Norden AB	(10,870)	(28,515)	(4.1)
SSAB AB, B Shares	(21,243)	(124,922)	(18.1)
Wallenstam AB, B Shares	(4,142)	(45,797)	(6.7)
Wihlborgs Fastigheter AB	(657)	(11,391)	(1.7)
Xvivo Perfusion AB	(218)	(4,699)	(0.7)

		(4,093,256)

Switzerland
Bobst Group SA	(229)	(19,316)	(2.8)
Burckhardt Compression Holding AG	(24)	(12,244)	(1.8)
Cembra Money Bank AG	(7,932)	(572,333)	(83.2)
dormakaba Holding AG	(41)	(19,030)	(2.8)
Forbo Holding AG	(167)	(244,468)	(35.5)
Galenica AG	(12,077)	(889,320)	(129.2)
Interroll Holding AG	(41)	(124,287)	(18.1)
Leonteq AG	(89)	(6,055)	(0.9)
Medmix AG	(214)	(7,187)	(1.0)
Meyer Burger Technology AG	(497,235)	(235,608)	(34.2)
Mobilezone Holding AG	(13,690)	(221,671)	(32.2)
Mobimo Holding AG	(1,218)	(348,339)	(50.6)
Montana Aerospace AG	(584)	(8,903)	(1.3)
PolyPeptide Group AG	(154)	(13,476)	(2.0)
SFS Group AG	(1,601)	(200,498)	(29.1)
Siegfried Holding AG	(13)	(9,489)	(1.4)
St Galler Kantonalbank AG	(577)	(278,259)	(40.4)
Zehnder Group AG	(416)	(32,529)	(4.7)
Zur Rose Group AG	(1,260)	(154,645)	(22.5)

		(3,397,657)

United Kingdom
Abcam PLC	(5,062)	(78,548)	(11.4)
AO World PLC	(6,714)	(6,298)	(0.9)
Assura PLC	(234,354)	(194,200)	(28.2)
Auction Technology Group PLC	(7,851)	(86,395)	(12.6)
Balfour Beatty PLC	(72,105)	(218,457)	(31.7)
Biffa PLC	(18,380)	(79,719)	(11.6)
Bridgepoint Group PLC	(71,852)	(276,653)	(40.2)
Central Asia Metals PLC	(2,516)	(8,430)	(1.2)
Clipper Logistics PLC	(4,451)	(48,133)	(7.0)
Close Brothers Group PLC	(6,582)	(91,265)	(13.3)
CMC Markets PLC	(35,299)	(128,722)	(18.7)
Computacenter PLC	(28,492)	(957,322)	(139.1)
Countryside Properties PLC	(19,060)	(59,511)	(8.6)
Crest Nicholson Holdings PLC	(4,352)	(13,693)	(2.0)
Domino’s Pizza Group PLC	(51,623)	(225,639)	(32.8)
Elementis PLC	(132,274)	(200,923)	(29.2)
Empiric Student Property PLC	(93,814)	(107,349)	(15.6)
Energean PLC	(22,130)	(329,476)	(47.9)
Essentra PLC	(86,537)	(339,134)	(49.3)
Finablr PLC	(44,203)	(1)	(0.0)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Firstgroup PLC	(5,723)	$(8,034)	(1.2)%
Frasers Group PLC	(16,238)	(137,915)	(20.0)
Funding Circle Holdings PLC	(4,267)	(3,917)	(0.6)
GAN Ltd.	(7,336)	(27,363)	(4.0)
Go-Ahead Group PLC	(593)	(7,136)	(1.0)
Greatland Gold PLC	(689,358)	(115,077)	(16.7)
Halfords Group PLC	(110,795)	(315,419)	(45.8)
Hays PLC	(75,222)	(115,529)	(16.8)
Ibstock PLC	(2,838)	(6,700)	(1.0)
Ideagen PLC	(13,823)	(40,847)	(5.9)
IG Design Group PLC	(49,765)	(42,427)	(6.2)
Inchcape PLC	(24,627)	(220,354)	(32.0)
IP Group PLC	(64,754)	(66,772)	(9.7)
IQE PLC	(42,145)	(15,925)	(2.3)
Jupiter Fund Management PLC	(39,688)	(88,585)	(12.9)
Keller Group PLC	(1,509)	(15,902)	(2.3)
Liontrust Asset Management PLC	(7,332)	(106,414)	(15.5)
Marston’s PLC	(84,704)	(79,937)	(11.6)
Mitie Group PLC	(112,087)	(75,563)	(11.0)
Moneysupermarket.com Group PLC	(23,173)	(50,764)	(7.4)
Morgan Sindall Group PLC	(699)	(18,847)	(2.7)
Naked Wines PLC	(20,535)	(92,936)	(13.5)
NCC Group PLC	(3,040)	(6,995)	(1.0)
OSB Group PLC	(10,995)	(76,750)	(11.2)
Oxford Biomedica PLC	(27,319)	(195,808)	(28.4)
Petrofac Ltd.	(41,142)	(69,354)	(10.1)
Polar Capital Holdings PLC	(5,940)	(41,401)	(6.0)
Primary Health Properties PLC	(67,874)	(123,090)	(17.9)
Provident Financial PLC	(5,947)	(19,035)	(2.8)
QinetiQ Group PLC	(6,740)	(28,595)	(4.2)
Rank Group PLC	(14,288)	(19,404)	(2.8)
Reach PLC	(12,278)	(25,104)	(3.6)
Redde Northgate PLC	(28,367)	(140,328)	(20.4)
Renewi PLC	(23,155)	(200,902)	(29.2)
Rotork PLC	(17,391)	(63,452)	(9.2)
Sabre Insurance Group PLC	(3,133)	(8,273)	(1.2)
Saga PLC	(32,970)	(91,624)	(13.3)
Savills PLC	(604)	(8,125)	(1.2)
Serco Group PLC	(46,064)	(87,111)	(12.7)
Shaftesbury PLC	(4,547)	(34,050)	(4.9)
Target Healthcare REIT PLC	(13,822)	(19,292)	(2.8)
TI Fluid Systems PLC	(104,136)	(211,625)	(30.7)
Trainline PLC	(17,735)	(63,245)	(9.2)
Trustpilot Group PLC	(41,078)	(53,205)	(7.7)
Tullow Oil PLC	(114,972)	(80,057)	(11.6)
Victoria PLC	(1,855)	(14,875)	(2.2)
Volex PLC	(3,858)	(12,499)	(1.8)
Volution Group PLC	(18,364)	(93,539)	(13.6)

		(6,889,969)

United States
23andMe Holding Co., Class A	(14,362)	(42,942)	(6.2)
2seventy bio, Inc.	(12,735)	(171,413)	(24.9)
4D Molecular Therapeutics, Inc.	(425)	(5,062)	(0.7)
AAON, Inc.	(2,977)	(145,099)	(21.1)
Abercrombie & Fitch Co., Class A	(5,850)	(202,293)	(29.4)
ABM Industries, Inc.	(21,524)	(1,038,963)	(151.0)
Accelerate Diagnostics, Inc.	(37,580)	(36,077)	(5.2)
Aclaris Therapeutics, Inc.	(5,066)	(62,413)	(9.1)
Aerie Pharmaceuticals, Inc.	(852)	(6,058)	(0.9)
Aeva Technologies, Inc.	(1,971)	(6,465)	(0.9)

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
AEye, Inc.	(37,926)	$(193,802)	(28.2)%
Agenus, Inc.	(59,079)	(109,296)	(15.9)
Agiliti, Inc.	(1,814)	(35,808)	(5.2)
Agilysys, Inc.	(527)	(19,399)	(2.8)
Alaunos Therapeutics, Inc.	(4,759)	(2,529)	(0.4)
Albany International Corp., Class A	(2,075)	(162,306)	(23.6)
Albireo Pharma, Inc.	(1,552)	(49,385)	(7.2)
Alexander’s, Inc.	(2,010)	(498,822)	(72.5)
Alkami Technology, Inc.	(20,142)	(263,860)	(38.3)
Allscripts Healthcare Solutions, Inc.	(5,456)	(112,721)	(16.4)
Alpha & Omega Semiconductor Ltd.	(13,512)	(579,665)	(84.2)
Amerant Bancorp, Inc.	(483)	(12,843)	(1.9)
American Public Education, Inc.	(16,342)	(317,688)	(46.2)
Amyris, Inc.	(41,987)	(144,015)	(20.9)
AnaptysBio, Inc.	(850)	(19,890)	(2.9)
Anavex Life Sciences Corp.	(11,054)	(94,954)	(13.8)
API Group Corp.	(42,955)	(797,245)	(115.8)
Apogee Enterprises, Inc.	(133)	(5,852)	(0.9)
Apollo Commercial Real Estate Finance, Inc.	(1,099)	(13,232)	(1.9)
Apollo Medical Holdings, Inc.	(5,523)	(201,479)	(29.3)
Apple Hospitality REIT, Inc.	(12,492)	(220,983)	(32.1)
ArcBest Corp.	(130)	(9,381)	(1.4)
Arcturus Therapeutics Holdings, Inc.	(5,621)	(108,935)	(15.8)
Arcus Biosciences, Inc.	(2,579)	(62,438)	(9.1)
Array Technologies, Inc.	(8,167)	(53,331)	(7.7)
Astra Space, Inc.	(14,960)	(47,872)	(7.0)
Atara Biotherapeutics, Inc.	(17,868)	(113,640)	(16.5)
Atlantic Sapphire ASA	(16,685)	(46,447)	(6.7)
Atlantic Union Bankshares Corp.	(3,920)	(132,418)	(19.2)
Avid Technology, Inc.	(688)	(21,816)	(3.2)
Axonics, Inc.	(5,188)	(268,842)	(39.1)
B. Riley Financial, Inc.	(9,467)	(427,530)	(62.1)
Balchem Corp.	(121)	(14,907)	(2.2)
BancFirst Corp.	(3,414)	(279,094)	(40.6)
BARK, Inc.	(123,566)	(381,819)	(55.5)
Beachbody Co., Inc.	(15,453)	(25,343)	(3.7)
Beacon Roofing Supply, Inc.	(15,985)	(953,186)	(138.5)
Belden, Inc.	(6,048)	(312,258)	(45.4)
BellRing Brands, Inc.	(249)	(5,336)	(0.8)
Berkshire Hills Bancorp, Inc.	(838)	(20,732)	(3.0)
Big Lots, Inc.	(325)	(10,043)	(1.5)
BioCryst Pharmaceuticals, Inc.	(5,610)	(52,117)	(7.6)
Bionano Genomics, Inc.	(71,934)	(117,252)	(17.0)
Bioxcel Therapeutics, Inc.	(2,125)	(27,859)	(4.0)
Blucora, Inc.	(24,781)	(501,815)	(72.9)
Blue Bird Corp.	(16,023)	(256,849)	(37.3)
Bluebird Bio, Inc.	(13,938)	(50,595)	(7.4)
Boise Cascade Co.	(9,558)	(722,394)	(105.0)
BOK Financial Corp.	(3,360)	(278,645)	(40.5)
Brady Corp., Class A	(3,114)	(139,352)	(20.2)
Brightcove, Inc.	(33,554)	(236,556)	(34.4)
BrightSpire Capital, Inc.	(27,481)	(233,588)	(33.9)
Brinker International, Inc.	(13,448)	(488,566)	(71.0)
Brink’s Co.	(1,801)	(106,169)	(15.4)
Bristow Group, Inc.	(14,420)	(430,004)	(62.5)
Broadmark Realty Capital, Inc.	(47,084)	(367,726)	(53.4)
BRP Group, Inc., Class A	(2,606)	(60,251)	(8.8)
Buckle, Inc.	(4,032)	(125,234)	(18.2)
Butterfly Network, Inc.	(119,973)	(399,510)	(58.0)
C3.AI, Inc., Class A	(364)	(6,184)	(0.9)
Cabot Corp.	(837)	(55,116)	(8.0)
Cactus, Inc., Class A	(2,001)	(99,910)	(14.5)

Security	Shares	Value	% of Basket Value

United States (continued)
Caleres, Inc.	(2,181)	$(50,010)	(7.3)%
Cal-Maine Foods, Inc.	(13,281)	(713,588)	(103.7)
Cano Health, Inc.	(1,902)	(10,081)	(1.5)
Cara Therapeutics, Inc.	(4,459)	(38,882)	(5.7)
CareTrust REIT, Inc.	(368)	(5,965)	(0.9)
CarLotz, Inc.	(16,886)	(14,993)	(2.2)
Carpenter Technology Corp.	(19,271)	(735,767)	(106.9)
Cars.com, Inc.	(33,171)	(368,862)	(53.6)
Catchmark Timber Trust, Inc., Class A	(10,194)	(83,693)	(12.2)
Cavco Industries, Inc.	(990)	(233,887)	(34.0)
CBIZ, Inc.	(241)	(10,095)	(1.5)
Celldex Therapeutics, Inc.	(9,911)	(302,781)	(44.0)
CEL-SCI Corp.	(1,229)	(3,515)	(0.5)
Centrus Energy Corp., Class A	(2,579)	(71,593)	(10.4)
Cerevel Therapeutics Holdings, Inc.	(3,202)	(93,755)	(13.6)
Certara, Inc.	(3,839)	(70,446)	(10.2)
Chimera Investment Corp.	(3,737)	(37,445)	(5.4)
Chimerix, Inc.	(11,151)	(49,064)	(7.1)
Cipher Mining, Inc.	(35,802)	(108,480)	(15.8)
CIRCOR International, Inc.	(10,029)	(197,070)	(28.6)
Citi Trends, Inc.	(1,679)	(46,962)	(6.8)
Clearfield, Inc.	(1,853)	(107,900)	(15.7)
Clover Health Investments Corp.	(7,491)	(20,151)	(2.9)
Coca-Cola Consolidated, Inc.	(293)	(129,360)	(18.8)
Collegium Pharmaceutical, Inc.	(24,195)	(389,539)	(56.6)
Columbia Financial, Inc.	(1,856)	(35,171)	(5.1)
Comfort Systems USA, Inc.	(254)	(21,443)	(3.1)
Community Bank System, Inc.	(15,520)	(999,488)	(145.2)
Community Health Systems, Inc.	(1,132)	(8,682)	(1.3)
Community Healthcare Trust, Inc.	(530)	(19,515)	(2.8)
CommVault Systems, Inc.	(1,397)	(85,217)	(12.4)
Comstock Resources, Inc.	(4,169)	(70,998)	(10.3)
CONMED Corp.	(620)	(82,435)	(12.0)
Consensus Cloud Solutions, Inc.	(531)	(27,994)	(4.1)
Consolidated Communications Holdings, Inc.	(4,780)	(28,441)	(4.1)
ContextLogic, Inc., Class A	(123,613)	(210,142)	(30.5)
Core & Main, Inc., Class A	(279)	(6,629)	(1.0)
CoreCivic, Inc.	(24,545)	(305,094)	(44.3)
Corporate Office Properties Trust	(16,141)	(430,803)	(62.6)
Couchbase, Inc.	(19,144)	(325,448)	(47.3)
Coursera, Inc.	(3,238)	(60,907)	(8.9)
Cracker Barrel Old Country Store, Inc.	(7,305)	(810,782)	(117.8)
Crescent Energy, Inc., Class A	(24,934)	(391,713)	(56.9)
Crinetics Pharmaceuticals, Inc.	(520)	(10,566)	(1.5)
CSG Systems International, Inc.	(4,474)	(275,017)	(40.0)
CTS Corp.	(4,433)	(156,795)	(22.8)
Cullinan Oncology, Inc.	(500)	(4,905)	(0.7)
CVB Financial Corp.	(34,786)	(800,774)	(116.4)
Dana, Inc.	(24,823)	(367,629)	(53.4)
Danimer Scientific, Inc.	(19,829)	(77,730)	(11.3)
Denny’s Corp.	(10,083)	(129,264)	(18.8)
DermTech, Inc.	(469)	(4,010)	(0.6)
Desktop Metal, Inc., Class A	(46,347)	(162,678)	(23.6)
Diebold Nixdorf, Inc.	(27,808)	(114,013)	(16.6)
DigitalBridge Group, Inc.	(2,096)	(14,588)	(2.1)
Dine Brands Global, Inc.	(716)	(51,330)	(7.5)
DMC Global, Inc.	(1,633)	(32,644)	(4.7)
Donnelley Financial Solutions, Inc.	(460)	(13,464)	(2.0)
Dorman Products, Inc.	(1,179)	(116,391)	(16.9)
Douglas Elliman, Inc.	(10,584)	(64,139)	(9.3)
Driven Brands Holdings, Inc.	(4,589)	(127,987)	(18.6)
Duck Creek Technologies, Inc.	(14,273)	(227,369)	(33.0)

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Duckhorn Portfolio, Inc.	(3,542)	$(68,786)	(10.0)%
Dycom Industries, Inc.	(3,189)	(270,778)	(39.3)
Dynavax Technologies Corp.	(7,239)	(63,920)	(9.3)
Dynex Capital, Inc.	(38,842)	(630,406)	(91.6)
Eastern Bankshares, Inc.	(42,942)	(822,769)	(119.6)
Eastman Kodak Co.	(93,299)	(482,356)	(70.1)
Ebix, Inc.	(4,483)	(133,593)	(19.4)
Edgewell Personal Care Co.	(12,043)	(459,320)	(66.7)
El Pollo Loco Holdings, Inc.	(30,117)	(320,746)	(46.6)
Electric Last Mile Solutions, Inc.	(7,222)	(6,644)	(1.0)
Empire State Realty Trust, Inc., Class A	(10,383)	(89,709)	(13.0)
Employers Holdings, Inc.	(3,185)	(125,298)	(18.2)
Encore Wire Corp.	(4,726)	(533,140)	(77.5)
Energy Fuels, Inc.	(18,823)	(141,834)	(20.6)
Enerpac Tool Group Corp.	(14,149)	(284,112)	(41.3)
EnerSys	(4,203)	(275,128)	(40.0)
Enova International, Inc.	(577)	(21,580)	(3.1)
Enovix Corp.	(4,804)	(43,428)	(6.3)
EPR Properties	(11,105)	(583,235)	(84.7)
Equity Commonwealth	(3,015)	(78,963)	(11.5)
Erasca, Inc.	(2,584)	(18,812)	(2.7)
EverQuote, Inc., Class A	(820)	(11,382)	(1.7)
Evo Payments, Inc., Class A	(3,429)	(77,255)	(11.2)
Evolv Technologies Holdings, Inc.	(11,864)	(25,982)	(3.8)
Extreme Networks, Inc.	(10,753)	(103,229)	(15.0)
Fastly, Inc., Class A	(2,944)	(46,810)	(6.8)
Federal Signal Corp.	(2,804)	(95,420)	(13.9)
Federated Hermes, Inc., Class B	(12,363)	(352,098)	(51.2)
First Financial Bankshares, Inc.	(2,316)	(92,594)	(13.5)
First Hawaiian, Inc.	(2,890)	(68,233)	(9.9)
Fluidigm Corp.	(3,556)	(9,423)	(1.4)
Four Corners Property Trust, Inc.	(2,569)	(70,545)	(10.3)
Franklin Electric Co., Inc.	(478)	(33,431)	(4.9)
Franklin Street Properties Corp.	(3,406)	(17,575)	(2.6)
Fresh Del Monte Produce, Inc.	(15,245)	(397,132)	(57.7)
FuelCell Energy, Inc.	(3,989)	(16,275)	(2.4)
Fulcrum Therapeutics, Inc.	(1,824)	(17,547)	(2.5)
Fulgent Genetics, Inc.	(9,041)	(496,170)	(72.1)
FutureFuel Corp.	(878)	(8,350)	(1.2)
Gannett Co., Inc.	(10,045)	(40,280)	(5.9)
GATX Corp.	(1,669)	(172,558)	(25.1)
Generation Bio Co.	(1,763)	(11,160)	(1.6)
Genesco, Inc.	(4,464)	(276,902)	(40.2)
Gentherm, Inc.	(12,613)	(850,368)	(123.6)
Gevo, Inc.	(75,810)	(281,255)	(40.9)
Glacier Bancorp, Inc.	(6,235)	(285,314)	(41.5)
Gladstone Commercial Corp.	(9,674)	(203,541)	(29.6)
Glatfelter Corp.	(27,056)	(297,616)	(43.2)
Glaukos Corp.	(1,373)	(64,929)	(9.4)
Global Blood Therapeutics, Inc.	(340)	(10,438)	(1.5)
Global Industrial Co.	(6,933)	(213,952)	(31.1)
Global Medical REIT, Inc.	(14,945)	(220,588)	(32.1)
Global Net Lease, Inc.	(13,295)	(186,529)	(27.1)
Globalstar, Inc.	(13,931)	(16,160)	(2.3)
GoHealth, Inc., Class A	(5,872)	(4,388)	(0.6)
Gossamer Bio, Inc.	(2,582)	(17,842)	(2.6)
GrafTech International Ltd.	(30,561)	(277,494)	(40.3)
Graham Holdings Co., Class B	(31)	(18,363)	(2.7)
Grand Canyon Education, Inc.	(2,273)	(218,140)	(31.7)
Great Lakes Dredge & Dock Corp.	(4,369)	(60,336)	(8.8)
Greenbrier Cos., Inc.	(1,485)	(63,424)	(9.2)
Greif, Inc., Class A	(12,586)	(763,718)	(111.0)

Security	Shares	Value	% of Basket Value

United States (continued)
Grid Dynamics Holdings, Inc.	(700)	$(9,744)	(1.4)%
Groupon, Inc.	(445)	(8,682)	(1.3)
Haemonetics Corp.	(3,707)	(187,834)	(27.3)
Hain Celestial Group, Inc.	(1,922)	(64,464)	(9.4)
Hamilton Lane, Inc., Class A	(665)	(45,606)	(6.6)
Hancock Whitney Corp.	(4,222)	(197,463)	(28.7)
Hawaiian Electric Industries, Inc.	(7,531)	(309,599)	(45.0)
HB Fuller Co.	(10,157)	(677,472)	(98.4)
Healthcare Services Group, Inc.	(5,158)	(88,150)	(12.8)
Heidrick & Struggles International, Inc.	(167)	(5,337)	(0.8)
Hibbett, Inc.	(24,542)	(1,059,724)	(154.0)
Hillenbrand, Inc.	(31,541)	(1,287,504)	(187.1)
Hillman Solutions Corp.	(3,600)	(41,868)	(6.1)
Hims & Hers Health, Inc.	(1,333)	(5,612)	(0.8)
Hippo Holdings, Inc.	(61,752)	(116,094)	(16.9)
HNI Corp.	(10,444)	(372,224)	(54.1)
Home BancShares, Inc.	(308)	(6,659)	(1.0)
Homology Medicines, Inc.	(2,050)	(3,403)	(0.5)
Hostess Brands, Inc.	(3,432)	(77,872)	(11.3)
Hovnanian Enterprises, Inc., Class A	(415)	(19,098)	(2.8)
Howard Hughes Corp.	(11,029)	(1,106,098)	(160.7)
Hydrofarm Holdings Group, Inc.	(796)	(7,602)	(1.1)
Hyliion Holdings Corp.	(41,440)	(133,022)	(19.3)
Hyzon Motors, Inc.	(48,090)	(190,917)	(27.7)
ICF International, Inc.	(95)	(9,387)	(1.4)
Ichor Holdings Ltd.	(1,137)	(33,098)	(4.8)
Icosavax, Inc.	(11,331)	(82,150)	(11.9)
Ideanomics, Inc.	(92,560)	(66,569)	(9.7)
Imago Biosciences, Inc.	(3,101)	(50,701)	(7.4)
ImmunityBio, Inc.	(20,663)	(75,007)	(10.9)
Independent Bank Corp.	(285)	(21,991)	(3.2)
Industrial Logistics Properties Trust	(11,058)	(178,697)	(26.0)
Ingles Markets, Inc., Class A	(2,763)	(257,291)	(37.4)
Inhibrx, Inc.	(735)	(11,650)	(1.7)
Inogen, Inc.	(826)	(20,881)	(3.0)
Inseego Corp.	(2,950)	(8,408)	(1.2)
Insight Enterprises, Inc.	(140)	(13,912)	(2.0)
Insmed, Inc.	(3,038)	(66,745)	(9.7)
Insperity, Inc.	(404)	(42,844)	(6.2)
Insteel Industries, Inc.	(4,056)	(172,056)	(25.0)
Interface, Inc.	(27,535)	(349,419)	(50.8)
Iovance Biotherapeutics, Inc.	(8,937)	(135,396)	(19.7)
IVERIC bio, Inc.	(24,657)	(341,499)	(49.6)
Jack in the Box, Inc.	(2,614)	(216,335)	(31.4)
Jamf Holding Corp.	(11,955)	(368,214)	(53.5)
JELD-WEN Holding, Inc.	(1,925)	(40,021)	(5.8)
John Bean Technologies Corp.	(967)	(114,000)	(16.6)
Kaiser Aluminum Corp.	(78)	(7,527)	(1.1)
Kaman Corp.	(3,117)	(121,594)	(17.7)
KAR Auction Services, Inc.	(5,417)	(79,413)	(11.5)
Kelly Services, Inc., Class A	(308)	(5,941)	(0.9)
Kennametal, Inc.	(2,119)	(54,522)	(7.9)
Kennedy-Wilson Holdings, Inc.	(6,721)	(151,559)	(22.0)
Kimball Electronics, Inc.	(27,113)	(483,696)	(70.3)
Kiniksa Pharmaceuticals Ltd., Class A	(2,195)	(20,479)	(3.0)
KKR Real Estate Finance Trust, Inc.	(2,432)	(46,208)	(6.7)
Korn Ferry	(14,771)	(907,530)	(131.9)
Krystal Biotech, Inc.	(380)	(23,032)	(3.3)
Kyndryl Holdings, Inc.	(5,583)	(66,382)	(9.6)
Lancaster Colony Corp.	(163)	(25,294)	(3.7)
Lantheus Holdings, Inc.	(1,318)	(87,528)	(12.7)
Latch, Inc.	(71,136)	(234,037)	(34.0)

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Latham Group, Inc.	(4,985)	$(59,820)	(8.7)%
La-Z-Boy, Inc.	(413)	(10,854)	(1.6)
LCI Industries	(1,011)	(98,391)	(14.3)
Lexicon Pharmaceuticals, Inc.	(69,502)	(125,799)	(18.3)
Liberty Oilfield Services, Inc.	(370)	(5,972)	(0.9)
Lindsay Corp.	(2,664)	(360,040)	(52.3)
Liquidity Services, Inc.	(1,469)	(21,183)	(3.1)
Lordstown Motors Corp., Class A	(108,365)	(236,236)	(34.3)
Lovesac Co.	(1,910)	(83,734)	(12.2)
Loyalty Ventures, Inc.	(6,542)	(83,672)	(12.2)
LTC Properties, Inc.	(32,778)	(1,081,674)	(157.2)
Lumber Liquidators Holdings, Inc.	(1,011)	(13,962)	(2.0)
Macerich Co.	(1,404)	(17,620)	(2.6)
Madison Square Garden Entertainment Corp.	(887)	(64,973)	(9.4)
Madrigal Pharmaceuticals, Inc.	(2,465)	(172,550)	(25.1)
Magnite, Inc.	(1,103)	(10,644)	(1.5)
Manitowoc Co., Inc.	(581)	(7,692)	(1.1)
ManTech International Corp., Class A	(1,577)	(126,696)	(18.4)
Markforged Holding Corp.	(11,781)	(40,173)	(5.8)
Matthews International Corp., Class A	(8,035)	(239,523)	(34.8)
MBIA, Inc.	(2,577)	(31,027)	(4.5)
MEDNAX, Inc.	(3,535)	(65,468)	(9.5)
MeiraGTx Holdings PLC	(474)	(4,877)	(0.7)
Meridian Bioscience, Inc.	(19,260)	(492,863)	(71.6)
Methode Electronics, Inc.	(30,182)	(1,346,419)	(195.6)
MillerKnoll, Inc.	(468)	(14,850)	(2.2)
Minerals Technologies, Inc.	(2,182)	(138,797)	(20.2)
Mission Produce, Inc.	(1,456)	(18,520)	(2.7)
Mister Car Wash, Inc.	(5,092)	(73,325)	(10.7)
Monarch Casino & Resort, Inc.	(166)	(11,645)	(1.7)
Monte Rosa Therapeutics, Inc.	(469)	(5,112)	(0.7)
Moog, Inc., Class A	(1,225)	(97,841)	(14.2)
Movado Group, Inc.	(2,323)	(83,558)	(12.1)
Mr Cooper Group, Inc.	(4,127)	(185,591)	(27.0)
MSA Safety, Inc.	(1,991)	(240,294)	(34.9)
Mueller Industries, Inc.	(5,469)	(296,146)	(43.0)
Mueller Water Products, Inc., Class A	(34,018)	(409,237)	(59.5)
Multiplan Corp.	(1,353)	(5,994)	(0.9)
Myriad Genetics, Inc.	(535)	(10,968)	(1.6)
N-Able, Inc.	(900)	(9,000)	(1.3)
NanoString Technologies, Inc.	(2,332)	(43,795)	(6.4)
National Health Investors, Inc.	(13,011)	(670,457)	(97.4)
National HealthCare Corp.	(851)	(57,919)	(8.4)
National Presto Industries, Inc.	(1,353)	(96,239)	(14.0)
Navient Corp.	(12,726)	(202,216)	(29.4)
Nelnet, Inc., Class A	(7,732)	(634,565)	(92.2)
NetScout Systems, Inc.	(15,250)	(469,700)	(68.2)
NETSTREIT Corp.	(1,506)	(32,560)	(4.7)
New Jersey Resources Corp.	(6,281)	(271,088)	(39.4)
Newmark Group, Inc., Class A	(26,188)	(318,184)	(46.2)
NewMarket Corp.	(560)	(181,782)	(26.4)
NexTier Oilfield Solutions, Inc.	(1,123)	(12,387)	(1.8)
Northwest Bancshares, Inc.	(506)	(6,416)	(0.9)
Novanta, Inc.	(51)	(6,564)	(1.0)
Nu Skin Enterprises, Inc., Class A	(12,808)	(546,133)	(79.4)
Ocugen, Inc.	(4,797)	(10,505)	(1.5)
Ocular Therapeutix, Inc.	(61,546)	(219,719)	(31.9)
ODP Corp.	(15,250)	(656,207)	(95.3)
O-I Glass, Inc.	(4,151)	(55,955)	(8.1)
Omeros Corp.	(14,818)	(51,418)	(7.5)
One Liberty Properties, Inc.	(7,793)	(223,269)	(32.4)
OneSpan, Inc.	(10,926)	(154,384)	(22.4)

Security	Shares	Value	% of Basket Value

United States (continued)
Open Lending Corp., Class A	(5,391)	$(73,533)	(10.7)%
OPKO Health, Inc.	(3,905)	(10,544)	(1.5)
Option Care Health, Inc.	(12,503)	(373,590)	(54.3)
Orion Office REIT, Inc.	(3,663)	(49,157)	(7.1)
Outset Medical, Inc.	(12,547)	(437,639)	(63.6)
Owens & Minor, Inc.	(6,241)	(221,493)	(32.2)
Pacific Premier Bancorp, Inc.	(314)	(9,847)	(1.4)
Pacira BioSciences, Inc.	(1,280)	(95,450)	(13.9)
Pactiv Evergreen, Inc.	(7,947)	(78,357)	(11.4)
Parsons Corp.	(14,418)	(532,457)	(77.4)
Patterson Cos., Inc.	(8,350)	(256,929)	(37.3)
Patterson-UTI Energy, Inc.	(3,308)	(54,384)	(7.9)
PBF Energy, Inc., Class A	(1,626)	(47,252)	(6.9)
PC Connection, Inc.	(125)	(6,186)	(0.9)
PDF Solutions, Inc.	(313)	(7,277)	(1.1)
PennyMac Financial Services, Inc.	(996)	(48,366)	(7.0)
Perdoceo Education Corp.	(90,870)	(1,015,927)	(147.6)
PetMed Express, Inc.	(318)	(6,964)	(1.0)
Pilgrim’s Pride Corp.	(588)	(16,670)	(2.4)
Ping Identity Holding Corp.	(1,575)	(41,155)	(6.0)
Pitney Bowes, Inc.	(29,190)	(153,831)	(22.4)
Plexus Corp.	(10,970)	(890,106)	(129.3)
PotlatchDeltic Corp.	(6,542)	(362,361)	(52.7)
PowerSchool Holdings, Inc., Class A	(5,101)	(77,229)	(11.2)
Praxis Precision Medicines, Inc.	(428)	(3,467)	(0.5)
Premier, Inc., Class A	(176)	(6,373)	(0.9)
Primerica, Inc.	(1,167)	(151,197)	(22.0)
ProAssurance Corp.	(291)	(7,150)	(1.0)
Progress Software Corp.	(6,014)	(288,552)	(41.9)
Protagonist Therapeutics, Inc.	(270)	(2,454)	(0.4)
Proterra, Inc.	(68,211)	(423,590)	(61.5)
Provention Bio, Inc.	(71,627)	(321,605)	(46.7)
Pulmonx Corp.	(4,400)	(106,040)	(15.4)
PureCycle Technologies, Inc.	(49,179)	(383,596)	(55.7)
Purple Innovation, Inc.	(63,841)	(263,025)	(38.2)
Quotient Technology, Inc.	(50,486)	(268,081)	(39.0)
Rackspace Technology, Inc.	(7,319)	(72,385)	(10.5)
Radius Health, Inc.	(1,619)	(11,074)	(1.6)
RadNet, Inc.	(368)	(7,176)	(1.0)
Rambus, Inc.	(11,284)	(281,084)	(40.8)
RBC Bearings, Inc.	(73)	(12,290)	(1.8)
Reata Pharmaceuticals, Inc., Class A	(815)	(20,685)	(3.0)
Recursion Pharmaceuticals, Inc., Class A	(10,016)	(62,099)	(9.0)
REGENXBIO, Inc.	(9,228)	(256,169)	(37.2)
Relay Therapeutics, Inc.	(1,968)	(46,897)	(6.8)
Relmada Therapeutics, Inc.	(1,968)	(49,416)	(7.2)
Renalytix PLC	(3,062)	(8,182)	(1.2)
Rent-A-Center, Inc.	(12,136)	(292,720)	(42.5)
Resideo Technologies, Inc.	(12,278)	(276,132)	(40.1)
Resources Connection, Inc.	(479)	(8,234)	(1.2)
Retail Opportunity Investments Corp.	(17,172)	(319,914)	(46.5)
REV Group, Inc., Series A	(25,600)	(305,152)	(44.3)
Revance Therapeutics, Inc.	(5,092)	(83,407)	(12.1)
Reynolds Consumer Products Inc.	(12,798)	(378,693)	(55.0)
Rhythm Pharmaceuticals, Inc.	(1,332)	(8,338)	(1.2)
Rimini Street, Inc.	(36,428)	(209,825)	(30.5)
Rite Aid Corp.	(2,510)	(15,989)	(2.3)
Romeo Power, Inc.	(216,886)	(238,575)	(34.7)
Root, Inc., Class A	(52,620)	(101,557)	(14.8)
Rover Group, Inc.	(11,788)	(74,618)	(10.8)
Rush Street Interactive, Inc.	(926)	(5,880)	(0.9)
Ruth’s Hospitality Group, Inc.	(5,574)	(116,887)	(17.0)

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Safety Insurance Group, Inc.	(6,897)	$(593,418)	(86.2)%
Sally Beauty Holdings, Inc.	(5,363)	(81,089)	(11.8)
Saul Centers, Inc.	(119)	(6,142)	(0.9)
Schneider National, Inc., Class B	(852)	(20,133)	(2.9)
Schnitzer Steel Industries, Inc., Class A	(2,280)	(104,036)	(15.1)
Scholastic Corp.	(956)	(35,229)	(5.1)
Schrodinger, Inc.	(1,965)	(48,575)	(7.1)
Schweitzer-Mauduit International, Inc.	(24,374)	(613,250)	(89.1)
Seaboard Corp.	(155)	(654,873)	(95.2)
Seer, Inc.	(23,881)	(173,854)	(25.3)
Selective Insurance Group, Inc.	(1,288)	(106,080)	(15.4)
Selectquote, Inc.	(64,909)	(133,713)	(19.4)
Seres Therapeutics, Inc.	(7,533)	(35,631)	(5.2)
Seritage Growth Properties, Series A	(543)	(5,376)	(0.8)
Shenandoah Telecommunications Co.	(751)	(15,170)	(2.2)
Shoals Technologies Group, Inc., Class A	(3,722)	(37,146)	(5.4)
Shoe Carnival, Inc.	(5,250)	(158,497)	(23.0)
SI-BONE, Inc.	(301)	(6,014)	(0.9)
SIGA Technologies, Inc.	(45,896)	(315,306)	(45.8)
Sight Sciences, Inc.	(18,872)	(131,727)	(19.1)
Signify Health, Inc., Class A	(13,569)	(187,252)	(27.2)
Silgan Holdings, Inc.	(30,017)	(1,331,854)	(193.5)
Silk Road Medical, Inc.	(526)	(18,436)	(2.7)
Simmons First National Corp., Class A	(1,298)	(30,983)	(4.5)
SITE Centers Corp.	(2,946)	(46,841)	(6.8)
Skillz, Inc.	(41,778)	(85,645)	(12.4)
Skyline Champion Corp.	(5,417)	(276,484)	(40.2)
SkyWater Technology, Inc.	(6,768)	(41,420)	(6.0)
Sleep Number Corp.	(568)	(23,038)	(3.3)
Sotera Health Co.	(2,308)	(47,037)	(6.8)
Spectrum Brands Holdings, Inc.	(3,932)	(334,495)	(48.6)
Spire, Inc.	(7,644)	(556,101)	(80.8)
SpringWorks Therapeutics, Inc.	(3,461)	(148,512)	(21.6)
Sprouts Farmers Market, Inc.	(2,307)	(68,749)	(10.0)
St. Joe Co.	(3,805)	(202,464)	(29.4)
Stem, Inc.	(44,096)	(316,168)	(45.9)
StepStone Group, Inc., Class A	(2,800)	(71,736)	(10.4)
Stericycle, Inc.	(1,457)	(73,127)	(10.6)
Sterling Construction Co., Inc.	(11,742)	(268,774)	(39.1)
Steven Madden Ltd.	(3,413)	(140,138)	(20.4)
Stock Yards Bancorp, Inc.	(1,936)	(101,214)	(14.7)
Strategic Education, Inc.	(96)	(6,202)	(0.9)
Supernus Pharmaceuticals, Inc.	(276)	(7,700)	(1.1)
TaskUS, Inc., Class A	(4,162)	(120,240)	(17.5)
Tejon Ranch Co.	(2,869)	(52,531)	(7.6)
Telephone & Data Systems, Inc.	(1,766)	(32,353)	(4.7)
Telos Corp.	(12,989)	(101,184)	(14.7)
Tennant Co.	(10,429)	(673,505)	(97.9)
TFS Financial Corp.	(30,656)	(459,533)	(66.8)
Thermon Group Holdings, Inc.	(2,953)	(44,295)	(6.4)
ThredUp, Inc., Class A	(6,367)	(41,959)	(6.1)
Tootsie Roll Industries, Inc.	(8,722)	(305,532)	(44.4)
TPI Composites, Inc.	(1,285)	(14,700)	(2.1)
Traeger, Inc.	(968)	(5,798)	(0.8)
TransMedics Group, Inc.	(3,956)	(82,918)	(12.0)
Treace Medical Concepts, Inc.	(314)	(6,154)	(0.9)
Tredegar Corp.	(60,698)	(694,992)	(101.0)
TreeHouse Foods, Inc.	(15,497)	(488,155)	(70.9)
TriMas Corp.	(213)	(6,292)	(0.9)
TriNet Group, Inc.	(335)	(29,715)	(4.3)

Security	Shares	Value	% of Basket Value

United States (continued)
Tupperware Brands Corp.	(11,183)	$(196,597)	(28.6)%
TuSimple Holdings, Inc., Class A	(23,390)	(242,554)	(35.2)
U.S. Silica Holdings, Inc.	(5,805)	(107,857)	(15.7)
Under Armour, Inc., Class C	(2,682)	(38,058)	(5.5)
UniFirst Corp.	(5,228)	(900,784)	(130.9)
Unisys Corp.	(39,961)	(567,846)	(82.5)
United Bankshares, Inc.	(20,658)	(687,085)	(99.8)
United Community Banks, Inc.	(29,372)	(885,272)	(128.6)
United Natural Foods, Inc.	(6,718)	(288,404)	(41.9)
Uniti Group, Inc.	(52,446)	(649,806)	(94.4)
Universal Corp.	(13,586)	(785,950)	(114.2)
Universal Health Realty Income Trust	(2,278)	(114,333)	(16.6)
USANA Health Sciences, Inc.	(1,211)	(92,835)	(13.5)
Utz Brands, Inc.	(3,475)	(49,067)	(7.1)
UWM Holdings Corp.	(19,524)	(72,434)	(10.5)
Vapotherm, Inc.	(1,214)	(5,390)	(0.8)
Vaxart, Inc.	(54,961)	(191,264)	(27.8)
Vaxcyte, Inc.	(7,694)	(186,272)	(27.1)
Velodyne Lidar, Inc.	(77,137)	(145,018)	(21.1)
Verint Systems, Inc.	(5,725)	(312,356)	(45.4)
Veritone, Inc.	(14,559)	(157,674)	(22.9)
Verra Mobility Corp.	(4,201)	(58,940)	(8.6)
Verve Therapeutics, Inc.	(13,029)	(194,393)	(28.2)
Vesync Co. Ltd.	(9,000)	(6,549)	(1.0)
ViaSat, Inc.	(718)	(26,430)	(3.8)
Vicor Corp.	(1,747)	(105,728)	(15.4)
View, Inc.	(17,500)	(26,950)	(3.9)
Vimeo, Inc.	(25,839)	(263,299)	(38.3)
Vir Biotechnology, Inc.	(7,964)	(162,067)	(23.5)
Virgin Galactic Holdings Inc.	(26,216)	(196,358)	(28.5)
Visteon Corp.	(664)	(69,527)	(10.1)
Vivint Smart Home, Inc.	(12,071)	(63,252)	(9.2)
Volta, Inc.	(10,779)	(22,528)	(3.3)
Vroom, Inc.	(2,685)	(4,189)	(0.6)
Vuzix Corp.	(26,166)	(135,278)	(19.7)
Wabash National Corp.	(20,671)	(295,802)	(43.0)
Washington Real Estate Investment Trust	(360)	(8,672)	(1.3)
Waterstone Financial, Inc.	(430)	(6,906)	(1.0)
Weis Markets, Inc.	(312)	(24,923)	(3.6)
Westamerica BanCorp	(4,346)	(256,066)	(37.2)
Wheels Up Experience, Inc.	(71,976)	(219,527)	(31.9)
White Mountains Insurance Group Ltd.	(909)	(952,650)	(138.4)
Whiting Petroleum Corp.	(3,477)	(253,995)	(36.9)
WideOpenWest, Inc.	(4,004)	(80,280)	(11.7)
Workhorse Group, Inc.	(114,783)	(345,497)	(50.2)
World Fuel Services Corp.	(253)	(6,128)	(0.9)
Worthington Industries, Inc.	(4,094)	(194,752)	(28.3)
WSFS Financial Corp.	(1,858)	(74,450)	(10.8)
WW International, Inc.	(3,306)	(32,366)	(4.7)
Xencor, Inc.	(6,708)	(167,566)	(24.3)
Xenia Hotels & Resorts, Inc.	(6,485)	(125,096)	(18.2)
XL Fleet Corp.	(87,490)	(122,486)	(17.8)
Xperi Holding Corp.	(63,809)	(995,420)	(144.6)
Yelp, Inc.	(2,138)	(69,549)	(10.1)
Zomedica Corp.	(224,978)	(55,570)	(8.1)
Zumiez, Inc.	(4,629)	(169,560)	(24.6)

		(92,120,566)

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)

Rights

Sweden
Karo Pharma Aktiebolag Right	(95,772)	$(4,459)	(0.6)%

Switzerland
Mobimo Holding AG Right	(1,324)	(4,614)	(0.7)

Total Reference Entity — Short		(167,280,125)

Net Value of Reference Entity — Goldman Sachs & Co.		$688,223

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of period end, termination dates July 8, 2022 and January 20, 2027:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Alumina Ltd.	21,199	$27,110	2.4%
AMP Ltd.	122,812	99,223	8.9
Aristocrat Leisure Ltd.	10,184	236,292	21.1
Atlas Arteria Ltd.	120,462	585,213	52.4
Boral Ltd.	53,017	132,258	11.8
carsales.com Ltd.	12,737	188,037	16.8
Challenger Ltd.	33,710	170,557	15.3
Charter Hall Group	17,673	189,939	17.0
Commonwealth Bank of Australia	4,314	313,557	28.1
CSR Ltd.	29,983	128,405	11.5
Deterra Royalties Ltd.	145,091	491,523	44.0
Domain Holdings Australia Ltd.	94,008	228,941	20.5
Domino’s Pizza Enterprises Ltd.	2,035	106,677	9.5
Flight Centre Travel Group Ltd.	10,184	159,042	14.2
Glencore PLC	50,333	310,135	27.7
Goodman Group	18,452	307,113	27.5
Harvey Norman Holdings Ltd.	38,861	138,425	12.4
IDP Education Ltd.	8,456	156,871	14.0
IGO Ltd.	57,612	523,829	46.9
Iluka Resources Ltd.	17,527	137,287	12.3
Insignia Financial Ltd.	48,829	117,377	10.5
Macquarie Group Ltd.	840	120,929	10.8
Magellan Financial Group Ltd.	24,241	274,239	24.5
Medibank Pvt Ltd.	68,492	153,911	13.8
Mirvac Group	1,151	1,945	0.2
Origin Energy Ltd.	34,012	162,684	14.6
Orora Ltd.	5,485	15,371	1.4
OZ Minerals Ltd.	22,485	390,293	34.9
Pilbara Minerals Ltd.	98,463	190,988	17.1
Pro Medicus Ltd.	9,648	315,526	28.2
Qube Holdings Ltd.	145,524	300,718	26.9
REA Group Ltd.	2,434	218,057	19.5
Scentre Group	70,862	147,642	13.2
SEEK Ltd.	1,949	38,191	3.4
South32 Ltd.	3,073	10,357	0.9
Star Entertainment Grp Ltd.	102,956	227,397	20.3
Telstra Corp. Ltd.	83,148	236,028	21.1

Security	Shares	Value	% of Basket Value

Australia (continued)
Wesfarmers Ltd.	11,355	$392,918	35.2%
WiseTech Global Ltd.	7,544	233,885	20.9
Woodside Petroleum Ltd.	6,758	147,028	13.2

		8,325,918

Austria
ANDRITZ AG	5,227	222,205	19.9
Erste Group Bank AG	12,940	402,897	36.1
Raiffeisen Bank International AG	15,918	181,200	16.2

		806,302

Belgium
Ackermans & van Haaren NV	905	161,340	14.4
Groupe Bruxelles Lambert SA	1,007	95,021	8.5
KBC Group NV	2,784	189,401	17.0
Proximus SADP	36,914	645,194	57.7
Telenet Group Holding NV	10,790	321,568	28.8
Umicore SA	9,479	364,405	32.6
Warehouses De Pauw CVA	7,671	295,105	26.4

		2,072,034

Bermuda
Hiscox Ltd.	43,959	521,981	46.7

Canada
Air Canada	64,473	1,129,212	101.0
Alamos Gold Inc., Class A	14,226	110,517	9.9
ARC Resources Ltd.	6,563	90,988	8.1
Aritzia Inc.	5,424	193,164	17.3
Bank of Nova Scotia	3,914	247,853	22.2
Baytex Energy Corp.	76,920	393,387	35.2
BCE, Inc.	19,065	1,013,614	90.7
BRP, Inc.	1,724	139,662	12.5
CAE, Inc.	56,214	1,336,814	119.6
Canadian Utilities Ltd., Class A	13,440	404,042	36.1
Cargojet, Inc.	666	77,811	7.0
Cenovus Energy Inc.	3,297	60,953	5.4
CGI, Inc.	21,655	1,726,804	154.5
CI Financial Corp.	19,798	258,138	23.1
Descartes Systems Group Inc.	370	22,981	2.1
Enbridge, Inc.	26,635	1,162,307	104.0
Equinox Gold Corp.	9,736	69,421	6.2
First Majestic Silver Corp.	34,762	359,080	32.1
Franco-Nevada Corp.	2,087	315,621	28.2
GFL Environmental, Inc.	718	21,630	1.9
Hydro One Ltd.	19,200	519,064	46.4
IGM Financial, Inc.	9,295	294,554	26.4
Imperial Oil Ltd.	6,347	319,561	28.6
Innergex Renewable Energy Inc.	35,322	472,921	42.3
Ivanhoe Mines Ltd., Class A	36,685	294,131	26.3
Kinaxis, Inc.	131	14,496	1.3
Lundin Mining Corp.	634	5,789	0.5
Nutrien Ltd.	205	20,145	1.8
Osisko Gold Royalties Ltd.	15,153	186,486	16.7
Parex Resources, Inc.	19,164	373,539	33.4
Pembina Pipeline Corp.	2,592	98,079	8.8
Shopify, Inc., Class A	652	278,904	25.0
Stantec, Inc.	5,640	258,896	23.2
TC Energy Corp.	33,068	1,749,092	156.5
Teck Resources Ltd., Class B	1,587	62,608	5.6
TELUS Corp.	51,686	1,293,106	115.7

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
TFI International, Inc.	5,106	$410,738	36.7%
Vermilion Energy Inc.	495	9,644	0.9
Wheaton Precious Metals Corp.	1,299	58,223	5.2
Whitecap Resources, Inc.	51,443	421,667	37.7
WSP Global, Inc.	689	80,353	7.2
Yamana Gold, Inc.	41,429	228,647	20.5

		16,584,642

China
Budweiser Brewing Co. APAC Ltd.	205,600	511,573	45.8
Chow Tai Fook Jewellery Group Ltd.	18,200	30,517	2.7

		542,090

Denmark
Coloplast A/S, Class B	1,774	239,009	21.4
Genmab A/S	1,057	371,685	33.3
GN Store Nord A/S	6,075	227,992	20.4
H Lundbeck A/S	19,822	454,283	40.6
ISS A/S	880	14,444	1.3
Jyske Bank A/S	4,331	239,479	21.4
Novo Nordisk A/S, Class B	1,674	191,215	17.1
SimCorp A/S	4,196	293,748	26.3
Tryg A/S	38,653	919,056	82.2

		2,950,911

Finland
Kesko OYJ, B Shares	2,797	70,418	6.3
Nokia OYJ	58,921	298,734	26.7
Nokian Renkaat OYJ	33,798	453,859	40.6
Nordea Bank Abp	110,941	1,106,090	99.0
Outokumpu OYJ	77,931	382,583	34.2
Valmet OYJ	18,962	507,817	45.4
Wartsila OYJ Abp	93,587	751,489	67.3

		3,570,990

France
Accor SA	24,474	804,059	71.9
ALD SA	1,236	16,807	1.5
Arkema SA	2,543	289,760	25.9
Atos SE	7,411	180,544	16.2
AXA SA	13,288	351,534	31.5
Bouygues SA	6,027	208,866	18.7
Carrefour SA	3,292	69,815	6.3
Cie Plastic Omnium SA	23,846	386,013	34.5
Covivio	8,979	639,463	57.2
Dassault Aviation SA	4,423	742,202	66.4
Dassault Systemes SE	3,467	153,326	13.7
Edenred	2,656	133,390	11.9
Engie SA	55,532	655,304	58.6
Eurazeo SE	3,287	252,570	22.6
Hermes International	100	123,306	11.0
ICADE	13,068	780,236	69.8
Klepierre SA	13,349	319,517	28.6
Legrand SA	2,529	224,105	20.1
Orange SA	22,958	273,324	24.5
Publicis Groupe SA	10,311	619,038	55.4
Remy Cointreau SA	495	98,126	8.8
SCOR SE	2,548	72,042	6.4
Societe Generale SA	752	18,381	1.6
Thales SA	11,557	1,479,584	132.4

Security	Shares	Value	% of Basket Value

France (continued)
TotalEnergies SE	16,510	$810,690	72.5%
Vinci SA	6,540	634,601	56.8

		10,336,603

Germany
1&1 AG	18,186	383,238	34.3
Bayerische Motoren Werke AG	23,612	1,928,292	172.5
Beiersdorf AG	5,581	560,559	50.1
Capital Stage AG	3,634	79,333	7.1
Commerzbank AG	223,994	1,462,306	130.8
Covestro AG	4,124	177,561	15.9
CTS Eventim AG & Co. KGaA	6,165	423,141	37.9
Daimler AG	1,352	94,371	8.4
Deutsche Bank AG	32,022	320,198	28.6
E.ON SE	45,431	472,799	42.3
Fraport AG Frankfurt Airport Services Worldwide	236	12,787	1.1
Freenet AG	8,916	246,690	22.1
Hella GmbH & Co. KGaA	961	60,670	5.4
HelloFresh SE	5,523	236,439	21.1
Hochtief AG	194	11,899	1.1
K+S AG	943	32,023	2.9
LANXESS AG	940	36,337	3.2
LEG Immobilien SE	8,219	842,698	75.4
Merck KGaA	374	69,387	6.2
METRO AG	20,240	177,787	15.9
MTU Aero Engines AG	2,897	584,225	52.3
Nemetschek SE	6,548	519,612	46.5
Nordex SE	5,012	72,334	6.5
ProSiebenSat.1 Media SE	27,650	318,135	28.5
Rational AG	445	271,470	24.3
Rheinmetall AG	6,305	1,421,299	127.2
Rwe AG	17,084	709,317	63.5
Salzgitter AG	10,389	431,242	38.6
Siemens AG	14,552	1,789,241	160.1
TAG Immobilien AG	15,829	316,350	28.3
Talanx AG	10,933	454,590	40.7
TeamViewer AG	5,212	62,539	5.6
thyssenkrupp AG	14,247	109,261	9.8
Traton SE	8,900	148,322	13.3
TUI AG	25,163	71,740	6.4

		14,908,192

Hong Kong
ASM Pacific Technology Ltd.	13,600	137,058	12.3
Bank of East Asia Ltd.	76,000	112,459	10.1
Cafe de Coral Holdings Ltd.	26,000	40,819	3.7
Cathay Pacific Airways Ltd.	52,000	51,955	4.7
Dah Sing Banking Group Ltd.	254,400	213,794	19.1
Dah Sing Financial Holdings Ltd.	90,800	264,221	23.6
Dairy Farm International Holdings Ltd.	67,600	182,577	16.3
First Pacific Co. Ltd/Hong Kong	262,000	105,640	9.5
Haitong International Securities Group Ltd.	96,000	15,197	1.4
Hang Lung Group Ltd.	49,000	95,672	8.6
Hang Lung Properties Ltd.	51,000	97,541	8.7
HK Electric Investments & HK Electric Investments Ltd., Class SS	333,000	328,884	29.4
Hutchison Port Holdings Trust, Class U	433,000	103,208	9.2
Hutchison Telecommunications Hong Kong Holdings Ltd.	66,000	11,018	1.0
Hysan Development Co. Ltd.	94,000	277,316	24.8
Kerry Properties Ltd.	93,500	252,836	22.6

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Link REIT	76,000	$656,471	58.7%
New World Development Co. Ltd.	76,000	290,684	26.0
Pacific Basin Shipping Ltd.	261,000	119,750	10.7
Shangri-La Asia Ltd.	130,000	98,428	8.8
Shun Tak Holdings Ltd.	970,000	196,502	17.6
SITC International Holdings Co. Ltd.	5,000	16,622	1.5
SJM Holdings Ltd.	365,000	153,323	13.7
Sun Hung Kai Properties Ltd.	51,000	587,371	52.6
Swire Pacific Ltd., Class A	153,500	874,322	78.2
WH Group Ltd.	99,500	68,715	6.1
Wharf Real Estate Investment Co. Ltd.	52,000	245,054	21.9
Yue Yuen Industrial Holdings Ltd.	57,000	83,840	7.5

		5,681,277

Ireland
Experian PLC	53,014	1,830,804	163.8
Glanbia PLC	9,014	108,216	9.7
Kingspan Group PLC	4,849	451,379	40.4

		2,390,399

Israel
Airport City Ltd.	3,433	76,428	6.8
Alony Hetz Properties & Investments Ltd.	10,043	164,367	14.7
Amot Investments Ltd.	8,050	61,106	5.5
Bayside Land Corp.	18,706	205,884	18.4
Bezeq The Israeli Telecommunication Corp. Ltd.	9,426	14,943	1.3
Big Shopping Centers Ltd.	812	122,708	11.0
Elbit Systems Ltd.	2,458	533,553	47.7
Harel Insurance Investments & Financial Services Ltd.	128	1,569	0.1
Israel Corp. Ltd.	503	282,619	25.3
Melisron Ltd.	3,610	292,832	26.2
Nice Ltd.	132	27,447	2.5
OPC Energy Ltd.	10,236	112,590	10.1
Paz Oil Co. Ltd.	1,273	197,295	17.7
Phoenix Holdings Ltd.	15,401	193,751	17.3

		2,287,092

Italy
A2A SpA	68,419	116,898	10.4
Amplifon SpA	11,209	447,181	40.0
Azimut Holding SpA	11,253	238,855	21.4
Banca Generali SpA	3,032	100,241	9.0
Banca Mediolanum SpA	44,135	320,391	28.7
Buzzi Unicem SpA	6,311	116,871	10.4
De’ Longhi SpA	2,398	58,151	5.2
Enel SpA	190,216	1,236,954	110.7
Ferrari NV	692	145,704	13.0
Italgas SpA	58,098	376,165	33.6
Leonardo SpA	30,590	314,814	28.2
Mediobanca Banca di Credito Finanziario SpA	75,811	759,842	68.0
Moncler SpA	7,834	408,102	36.5
Reply SpA	1,063	156,492	14.0
UniCredit SpA	71,597	662,636	59.3
UnipolSai Assicurazioni SpA	188,702	530,788	47.5

		5,990,085

Japan
ABC-Mart, Inc.	4,700	194,909	17.4
Acom Co. Ltd.	262,500	675,077	60.4
AEON Financial Service Co. Ltd.	62,300	572,749	51.2
Aica Kogyo Co. Ltd.	6,700	155,093	13.9

Security	Shares	Value	% of Basket Value

Japan (continued)
Alfresa Holdings Corp.	20,900	$284,213	25.4%
Amada Co. Ltd.	33,400	259,350	23.2
Amano Corp.	20,300	390,799	35.0
Anritsu Corp.	10,900	137,062	12.3
Aozora Bank Ltd.	39,200	784,805	70.2
Astellas Pharma, Inc.	6,000	91,354	8.2
Azbil Corp.	10,300	312,729	28.0
Bandai Namco Holdings, Inc.	400	27,081	2.4
Capcom Co. Ltd.	12,600	332,477	29.7
Chugai Pharmaceutical Co. Ltd.	2,900	86,899	7.8
Chugoku Bank Ltd.	33,400	245,609	22.0
Chugoku Electric Power Co., Inc.	69,100	455,128	40.7
Coca-Cola Bottlers Japan Holdings, Inc.	34,500	386,761	34.6
Cosmo Energy Holdings Co. Ltd.	4,300	106,831	9.6
Cosmos Pharmaceutical Corp.	6,300	580,781	52.0
Daifuku Co. Ltd.	8,400	516,504	46.2
Daito Trust Construction Co. Ltd.	500	48,156	4.3
Daiwa House Industry Co. Ltd.	1,500	36,060	3.2
Denso Corp.	2,400	146,269	13.1
Dentsu Group, Inc.	700	25,229	2.3
Disco Corp.	500	122,375	10.9
DMG Mori Co. Ltd.	1,000	12,550	1.1
Ebara Corp.	2,600	119,411	10.7
Electric Power Development Co. Ltd.	15,800	216,504	19.4
FP Corp.	8,400	189,985	17.0
Freee KK	3,600	103,872	9.3
Furukawa Electric Co. Ltd.	16,100	261,449	23.4
H.U. Group Holdings, Inc.	2,900	64,619	5.8
Hamamatsu Photonics KK	9,900	442,957	39.6
Hirose Electric Co. Ltd.	2,500	317,185	28.4
Hitachi Construction Machinery Co. Ltd.	12,200	276,224	24.7
Hoshizaki Corp.	2,900	183,693	16.4
Hoya Corp.	4,200	416,817	37.3
Information Services International-Dentsu Ltd.	9,000	258,464	23.1
Internet Initiative Japan, Inc.	1,100	34,332	3.1
ITOCHU Corp.	15,100	455,733	40.8
Itochu Techno-Solutions Corp.	20,900	489,390	43.8
Izumi Co. Ltd.	22,700	493,354	44.1
J Front Retailing Co. Ltd.	18,500	138,632	12.4
Japan Exchange Group, Inc.	2,400	35,737	3.2
Japan Post Bank Co. Ltd.	2,600	19,615	1.8
Japan Post Holdings Co. Ltd.	5,800	40,669	3.6
Japan Prime Realty Investment Corp.	28	84,945	7.6
Japan Tobacco, Inc.	38,500	654,954	58.6
JFE Holdings, Inc.	1,300	15,897	1.4
JGC Holdings Corp.	1,100	12,448	1.1
Kamigumi Co. Ltd.	20,700	351,463	31.4
Kandenko Co. Ltd.	43,000	272,689	24.4
Kao Corp.	5,000	200,392	17.9
Kawasaki Kisen Kaisha Ltd.	3,500	182,987	16.4
Keisei Electric Railway Co. Ltd.	11,600	284,426	25.4
Kewpie Corp.	27,000	454,727	40.7
Keyence Corp.	600	241,203	21.6
Kikkoman Corp.	2,900	162,983	14.6
Kintetsu Group Holdings Co. Ltd.	3,800	108,951	9.7
Koito Manufacturing Co. Ltd.	5,800	212,828	19.0
Kokuyo Co. Ltd.	21,900	285,229	25.5
Konami Holdings Corp.	3,700	227,526	20.4
Konica Minolta, Inc.	2,800	9,745	0.9
Kusuri no Aoki Holdings Co. Ltd.	8,400	372,155	33.3
Kyocera Corp.	7,600	399,053	35.7

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Kyowa Kirin Co. Ltd.	1,100	$23,184	2.1%
Kyudenko Corp.	300	6,803	0.6
Lasertec Corp.	200	26,720	2.4
Lion Corp.	11,900	122,611	11.0
Lixil Corp.	20,900	367,596	32.9
Mani Inc.	11,500	131,330	11.8
Marubeni Corp.	33,400	364,582	32.6
Maruwa Unyu Kikan Co. Ltd.	30,700	358,423	32.1
Mitsubishi Corp.	32,900	1,104,635	98.8
Mitsubishi HC Capital, Inc.	100,700	453,097	40.5
Mitsubishi Logistics Corp.	10,400	239,694	21.4
Mitsubishi Materials Corp.	5,000	78,216	7.0
Mitsui & Co. Ltd.	17,500	423,776	37.9
Mitsui Chemicals, Inc.	26,200	598,615	53.6
Mitsui Mining & Smelting Co. Ltd.	7,900	199,757	17.9
Mitsui OSK Lines Ltd.	1,800	42,140	3.8
Mizuho Financial Group, Inc.	19,000	230,711	20.6
MS&AD Insurance Group Holdings, Inc.	6,700	199,441	17.8
Nagoya Railroad Co. Ltd.	17,800	285,888	25.6
Nankai Electric Railway Co. Ltd.	5,100	91,049	8.1
Nichirei Corp.	25,500	468,192	41.9
Nihon Kohden Corp.	8,100	194,449	17.4
Nippon Steel Corp.	24,100	382,674	34.2
Nippon Telegraph & Telephone Corp.	15,900	468,563	41.9
Nippon Yusen KK	500	36,072	3.2
Nipro Corp.	54,000	425,500	38.1
Nissan Chemical Corp.	9,100	480,686	43.0
Nissin Foods Holdings Co. Ltd.	8,200	570,413	51.0
Nitori Holdings Co. Ltd.	2,600	267,486	23.9
NOK Corp.	27,800	236,530	21.2
Nomura Real Estate Holdings, Inc.	6,900	168,124	15.0
Nomura Research Institute Ltd.	12,200	344,972	30.9
NTT Data Corp.	32,100	591,857	53.0
Obayashi Corp.	57,600	396,123	35.4
OBIC Business Consultants Co. Ltd.	2,900	104,231	9.3
Obic Co. Ltd.	1,000	147,739	13.2
Olympus Corp.	2,600	45,763	4.1
Omron Corp.	1,700	100,222	9.0
Otsuka Corp.	17,200	563,680	50.4
PALTAC Corp.	7,100	258,781	23.2
Panasonic Corp.	54,300	483,987	43.3
Park24 Co. Ltd.	7,600	108,228	9.7
Penta-Ocean Construction Co. Ltd.	43,700	213,823	19.1
Pigeon Corp.	25,700	438,314	39.2
Pola Orbis Holdings, Inc.	2,300	26,517	2.4
Rakuten Group, Inc.	9,100	63,972	5.7
Recruit Holdings Co. Ltd.	3,500	126,986	11.4
Relo Group, Inc.	100	1,429	0.1
Resorttrust, Inc.	32,900	553,494	49.5
Rinnai Corp.	10,600	677,546	60.6
Ryohin Keikaku Co. Ltd.	19,300	173,452	15.5
Sankyu Inc.	8,100	246,961	22.1
Santen Pharmaceutical Co. Ltd.	6,700	54,502	4.9
Sawai Group Holdings Co. Ltd.	7,200	241,522	21.6
SBI Holdings, Inc.	21,800	487,603	43.6
SCSK Corp.	10,500	166,932	14.9
Sega Sammy Holdings, Inc.	1,800	31,895	2.9
Seino Holdings Co Ltd.	35,300	288,364	25.8
Sekisui House Ltd.	25,100	435,935	39.0
Sekisui House REIT, Inc.	600	351,091	31.4

Security	Shares	Value	% of Basket Value

Japan (continued)
SG Holdings Co. Ltd.	13,200	$232,619	20.8%
Shimizu Corp.	99,900	523,839	46.9
Shin-Etsu Chemical Co. Ltd.	2,300	316,099	28.3
Skylark Co. Ltd.	29,700	352,411	31.5
SMS Co. Ltd.	6,200	145,506	13.0
SoftBank Group Corp.	3,500	143,956	12.9
Sojitz Corp.	2,800	42,695	3.8
Sompo Holdings, Inc.	1,200	48,852	4.4
Sony Group Corp.	8,900	768,079	68.7
Sotetsu Holdings Inc.	3,000	51,429	4.6
Square Enix Holdings Co. Ltd.	700	27,948	2.5
Subaru Corp.	5,600	84,978	7.6
Sumitomo Chemical Co. Ltd.	2,800	11,906	1.1
Sumitomo Corp.	13,200	208,872	18.7
Sumitomo Dainippon Pharma Co. Ltd.	6,300	56,118	5.0
Sumitomo Forestry Co. Ltd.	18,900	289,148	25.9
Sumitomo Mitsui Trust Holdings, Inc.	14,100	437,629	39.2
Sumitomo Rubber Industries Ltd.	36,000	312,040	27.9
Sundrug Co. Ltd.	35,900	835,827	74.8
T&D Holdings, Inc.	2,900	37,266	3.3
Taiheiyo Cement Corp.	38,100	616,442	55.2
Takara Bio Inc.	20,500	329,720	29.5
Takashimaya Co. Ltd.	67,300	613,860	54.9
Takeda Pharmaceutical Co. Ltd.	9,600	278,559	24.9
TBS Holdings, Inc.	7,200	94,483	8.5
TIS, Inc.	1,000	22,459	2.0
Tokio Marine Holdings, Inc.	12,300	665,045	59.5
Tokyo Electron Ltd.	600	253,168	22.7
Tokyo Ohka Kogyo Co. Ltd.	200	10,867	1.0
Toray Industries, Inc.	90,900	430,801	38.5
Tosoh Corp.	38,900	537,151	48.1
Toyo Seikan Group Holdings Ltd.	16,600	179,552	16.1
Toyo Suisan Kaisha Ltd.	14,200	438,444	39.2
Toyota Tsusho Corp.	22,200	797,584	71.4
Trend Micro, Inc.	2,200	122,665	11.0
Tsumura & Co.	11,900	292,797	26.2
Tsuruha Holdings, Inc.	2,800	143,103	12.8
Unicharm Corp.	800	27,834	2.5
Welcia Holdings Co. Ltd.	12,700	260,338	23.3
Yakult Honsha Co. Ltd.	3,000	155,342	13.9
Yamada Holdings Co. Ltd.	122,800	366,691	32.8
Yamaguchi Financial Group, Inc.	74,200	406,851	36.4
Yaoko Co. Ltd.	3,800	201,030	18.0
Yokohama Rubber Co. Ltd.	16,300	218,234	19.5
Z Holdings Corp.	15,200	59,673	5.3
Zensho Holdings Co. Ltd.	14,200	334,867	30.0
ZOZO, Inc.	11,400	238,687	21.4

		45,876,435

Jordan
Hikma Pharmaceuticals PLC	10,044	235,938	21.1

Luxembourg
ArcelorMittal SA	6,028	178,790	16.0
Aroundtown SA	119,766	602,247	53.9
L’Occitane International SA	31,750	99,522	8.9
RTL Group SA	6,043	314,221	28.1

		1,194,780

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Macau
MGM China Holdings Ltd.	380,000	$217,506	19.5%
Wynn Macau Ltd.	262,400	161,173	14.4

		378,679

Netherlands
ASR Nederland NV	566	25,724	2.3
CTP NV	4,327	61,265	5.5
Heineken Holding NV	1,884	147,069	13.2
ING Groep NV	45,530	431,361	38.6
Koninklijke Ahold Delhaize NV	694	20,470	1.8
PostNL NV	23,179	75,952	6.8
QIAGEN NV	2,766	127,560	11.4
Signify NV	918	39,319	3.5
Wolters Kluwer NV	3,777	381,412	34.1

		1,310,132

New Zealand
a2 Milk Co. Ltd.	8,515	26,449	2.4
Air New Zealand Ltd.	103,158	58,545	5.2
Contact Energy Ltd.	83,136	436,764	39.1
Fisher & Paykel Healthcare Corp. Ltd.	10,925	150,133	13.4
Infratil Ltd.	75,229	407,112	36.4

		1,079,003

Norway
Adevinta ASA	13,099	101,195	9.1
Equinor ASA	1,252	42,317	3.8
Golden Ocean Group Ltd.	5,398	67,200	6.0
NEL ASA	21,406	30,420	2.7
Nordic Semiconductor ASA	2,153	42,804	3.8
Norsk Hydro ASA	29,497	247,702	22.2
Schibsted ASA, Class A	4,136	86,190	7.7
Schibsted ASA, Class B	2,117	40,966	3.7

		658,794

Portugal
EDP - Energias de Portugal SA	163,442	761,748	68.2
Jeronimo Martins SGPS SA	746	15,529	1.4

		777,277

Singapore
Capitaland Investment Ltd.	114,200	346,277	31.0
ComfortDelGro Corp. Ltd.	39,100	41,303	3.7
Mapletree Commercial Trust	436,800	587,462	52.6
NetLink NBN Trust	417,900	302,180	27.0
Oversea-Chinese Banking Corp. Ltd.	5,400	47,944	4.3
SIA Engineering Co. Ltd.	6,600	12,675	1.1
StarHub Ltd.	129,400	117,370	10.5
United Overseas Bank Ltd.	9,100	194,797	17.4
Wing Tai Holdings Ltd.	3,600	4,519	0.4

		1,654,527

Spain
Iberdrola SA	33,475	384,655	34.4
Industria de Diseno Textil SA	2,303	48,834	4.4
Inmobiliaria Colonial Socimi SA	41,078	341,579	30.6
Merlin Properties Socimi SA	41,100	446,496	39.9
Naturgy Energy Group SA	8,484	255,218	22.8
Solaria Energia y Medio Ambiente SA	1,645	36,504	3.3

		1,513,286

Sweden
Boliden AB	8,623	373,903	33.5
Elekta AB, B Shares	9,647	64,975	5.8

Security	Shares	Value	% of Basket Value

Sweden (continued)
Epiroc AB, Class B	10,675	$186,235	16.7%
Essity AB, Class B	21,160	558,010	49.9
Hexagon AB, B Shares	73,845	952,816	85.2
Holmen AB, B Shares	3,660	211,544	18.9
Lifco AB, B Shares	16,331	342,553	30.6
Nibe Industrier AB, B Shares	6,941	68,052	6.1
Saab AB, Class B	16,063	679,447	60.8
Skanska AB, B Shares	6,357	121,433	10.9
SSAB AB, A Shares	52,801	335,345	30.0
Swedish Match AB	131,061	1,043,872	93.4
Tele2 AB, B Shares	32,051	424,813	38.0
Vitrolife AB	727	18,694	1.7

		5,381,692

Switzerland
Adecco Group AG	2,918	112,605	10.1
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	118,633	10.6
SIG Combibloc Group AG	4,874	102,040	9.1

		333,278

United Kingdom
Abrdn PLC	4,114	9,660	0.9
Ashtead Group PLC	6,401	330,978	29.6
BAE Systems PLC	23,564	217,653	19.5
Barclays PLC	366,934	674,476	60.3
Barratt Developments PLC	10,888	66,613	6.0
Beazley PLC	45,317	245,942	22.0
British American Tobacco PLC	2,746	115,091	10.3
Centrica PLC	119,907	118,803	10.6
Croda International PLC	2,553	247,964	22.2
Dechra Pharmaceuticals PLC	8,854	401,222	35.9
Direct Line Insurance Group PLC	265,753	843,468	75.5
Drax Group PLC	3,664	37,027	3.3
easyJet PLC	48,498	336,066	30.1
Electrocomponents PLC	14,118	184,275	16.5
Halma PLC	15,279	468,997	42.0
Hargreaves Lansdown PLC	129,759	1,485,526	132.9
Imperial Brands PLC	44,315	922,440	82.5
Intertek Group PLC	851	53,030	4.7
Persimmon PLC	773	20,132	1.8
Phoenix Group Holdings PLC	13,577	102,838	9.2
Rolls-Royce Holdings PLC	209,768	215,046	19.2
Smiths Group PLC	24,393	446,375	39.9
SSE PLC	40,686	944,966	84.6
SSP Group PLC	114,826	338,923	30.3
Tate & Lyle PLC	108,647	1,056,006	94.5
THG PLC	69,746	93,641	8.4
Tritax Big Box REIT PLC	348,150	1,062,786	95.1
United Utilities Group PLC	13,663	196,343	17.6
Weir Group PLC	2,986	57,404	5.1
Whitbread PLC	8,979	313,429	28.0

		11,607,120

United States
Carnival PLC	24,797	388,773	34.8
Ovintiv Inc.	18,552	949,515	84.9

		1,338,288

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)

Preferred Stocks

Germany
Fuchs Petrolub SE, Preference Shares	10,874	$342,979	30.7%
Porsche Automobil Holding SE, Preference Shares	1,096	90,398	8.1

Warrants

Australia
Magellan Financial Group Ltd.	3,393	3,752	0.3

Total Reference Entity — Long		150,744,874

Reference Entity — Short

Common Stocks

Australia
Appen Ltd.	(1,975)	(9,021)	(0.8)
BHP Group Ltd.	(10,163)	(340,587)	(30.5)
TPG Telecom Ltd.	(4,258)	(17,455)	(1.5)

		(367,063)

Austria
BAWAG Group AG	(5,200)	(246,916)	(22.1)
OMV AG	(8,148)	(416,507)	(37.2)
Telekom Austria AG	(7,470)	(53,259)	(4.8)
Verbund AG	(326)	(34,846)	(3.1)

		(751,528)

Belgium
Ageas SA	(3,881)	(185,712)	(16.6)
Anheuser-Busch InBev SA/NV	(5,013)	(288,446)	(25.8)
Etablissements Franz Colruyt NV	(2,210)	(81,153)	(7.3)
Galapagos NV	(1,604)	(94,176)	(8.4)

		(649,487)

Chile
Antofagasta PLC	(34,722)	(664,715)	(59.5)

Denmark
Ambu A/S, Class B	(2,090)	(27,510)	(2.5)
Carlsberg A/S, Class B	(6,465)	(821,269)	(73.5)
Chr Hansen Holding A/S	(2,072)	(161,429)	(14.4)
Novozymes A/S, B Shares	(2,169)	(151,200)	(13.5)
Pandora A/S	(1,160)	(101,855)	(9.1)
Rockwool International A/S, B Shares	(273)	(76,353)	(6.8)
Royal Unibrew A/S	(4,324)	(372,690)	(33.4)
Vestas Wind Systems A/S	(782)	(19,942)	(1.8)

		(1,732,248)

Finland
Elisa OYJ	(3,485)	(204,296)	(18.3)
Fortum OYJ	(44,787)	(744,622)	(66.6)
Huhtamaki OYJ	(36,999)	(1,398,572)	(125.1)
Kojamo OYJ	(18,598)	(369,973)	(33.1)
Kone OYJ, Class B	(4,494)	(216,061)	(19.3)
Neste OYJ	(1,064)	(45,655)	(4.1)
Orion OYJ, Class B	(7,201)	(282,441)	(25.3)
QT Group OYJ	(635)	(55,325)	(5.0)
Stora Enso OYJ, B Shares	(15,663)	(308,240)	(27.6)
UPM-Kymmene OYJ	(23,335)	(807,211)	(72.2)

		(4,432,396)

France
Airbus SE	(8,707)	(953,171)	(85.3)

Security	Shares	Value	% of Basket Value

France (continued)
BioMerieux	(2,974)	$(283,130)	(25.3)%
Bollore SA	(119,889)	(559,453)	(50.1)
Cie de Saint-Gobain	(624)	(36,403)	(3.3)
Cie Generale des Etablissements Michelin SCA	(10,756)	(1,332,237)	(119.2)
Credit Agricole SA	(13,673)	(147,642)	(13.2)
Danone SA	(15,417)	(932,285)	(83.4)
Eramet SA	(967)	(128,884)	(11.5)
EssilorLuxottica SA	(5,953)	(1,013,485)	(90.7)
Gaztransport Et Technigaz SA	(327)	(38,939)	(3.5)
Getlink SE	(4,539)	(83,060)	(7.4)
JCDecaux SA	(4,829)	(101,231)	(9.1)
L’Oreal SA	(2,392)	(870,233)	(77.9)
Pernod Ricard SA	(189)	(39,007)	(3.5)
Renault SA	(3,321)	(81,144)	(7.3)
Rexel SA	(7,980)	(163,468)	(14.6)
Sanofi	(2,761)	(294,709)	(26.4)
Sartorius Stedim Biotech	(1,351)	(442,086)	(39.5)
Schneider Electric SE	(14,011)	(2,010,146)	(179.8)
SEB SA	(1,069)	(128,373)	(11.5)
Sodexo SA	(6,260)	(470,912)	(42.1)
SOITEC	(4,603)	(824,554)	(73.8)
Unibail-Rodamco-Westfield	(6,040)	(426,272)	(38.1)
Vallourec SA	(4,314)	(50,833)	(4.5)
Veolia Environnement SA	(34,043)	(993,258)	(88.9)
Worldline SA	(16,595)	(652,916)	(58.4)

		(13,057,831)

Germany
Adidas AG	(5,671)	(1,143,609)	(102.3)
Aurubis AG	(1,573)	(178,755)	(16.0)
Auto1 Group SE	(30,025)	(314,366)	(28.1)
BASF SE	(17,700)	(932,135)	(83.4)
Bechtle AG	(6,627)	(306,232)	(27.4)
Carl Zeiss Meditec AG	(2,285)	(287,006)	(25.7)
Continental AG	(2,546)	(174,506)	(15.6)
Daimler Truck Holding AG	(21,310)	(573,126)	(51.3)
Delivery Hero SE	(10,428)	(366,575)	(32.8)
Deutsche Post AG	(14,812)	(632,805)	(56.6)
Deutsche Telekom AG	(127,718)	(2,352,712)	(210.5)
DWS Group GmbH & Co. KGaA	(481)	(15,829)	(1.4)
Evotec SE	(8,821)	(214,778)	(19.2)
Fielmann AG	(4,384)	(221,620)	(19.8)
Puma SE	(374)	(27,518)	(2.5)
Siemens Healthineers AG	(1,144)	(61,170)	(5.5)
Telefonica Deutschland Holding AG	(156,150)	(469,626)	(42.0)
Uniper SE	(17,957)	(461,578)	(41.3)
VERBIO Vereinigte BioEnergie AG	(3,057)	(216,632)	(19.4)
Volkswagen AG	(1,637)	(355,002)	(31.8)
Vonovia SE	(15,257)	(607,854)	(54.4)
Zalando SE	(4,557)	(179,301)	(16.0)

		(10,092,735)

Hong Kong
Champion REIT	(72,000)	(31,563)	(2.8)
ESR Cayman Ltd.	(225,400)	(684,226)	(61.2)
Hang Seng Bank Ltd.	(37,700)	(667,496)	(59.7)
Henderson Land Development Co. Ltd.	(53,000)	(214,333)	(19.2)
Hong Kong & China Gas Co. Ltd.	(308,000)	(339,699)	(30.4)
MTR Corp. Ltd.	(332,000)	(1,763,951)	(157.8)

		(3,701,268)

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Ireland
CRH PLC	(10,340)	$(408,687)	(36.6)%
DCC PLC	(7,367)	(558,190)	(49.9)
Smurfit Kappa Group PLC	(13,030)	(550,592)	(49.3)

		(1,517,469)

Isle of Man
GVC Holdings PLC	(3,452)	(64,864)	(5.8)

Italy
Banco BPM SpA	(53,948)	(169,974)	(15.2)
Eni SpA	(16,326)	(228,218)	(20.4)
FinecoBank Banca Fineco SpA	(19,055)	(264,890)	(23.7)
Intesa Sanpaolo SpA	(261,160)	(532,170)	(47.6)
Pirelli & C SpA	(10,290)	(50,997)	(4.6)
Poste Italiane SpA	(48,759)	(477,796)	(42.8)
Snam SpA	(77,518)	(425,155)	(38.0)
Terna Rete Elettrica Nazionale SpA	(7,858)	(64,091)	(5.7)
Unipol Gruppo SpA	(25,831)	(140,847)	(12.6)

		(2,354,138)

Japan
Advance Residence Investment Corp.	(192)	(527,436)	(47.2)
Aeon Co. Ltd.	(23,900)	(454,226)	(40.6)
AEON REIT Investment Corp.	(626)	(718,719)	(64.3)
AGC, Inc.	(2,200)	(82,477)	(7.4)
Air Water, Inc.	(30,400)	(403,496)	(36.1)
Aisin Corp.	(12,700)	(368,942)	(33.0)
ANA Holdings, Inc.	(27,000)	(508,968)	(45.5)
Ariake Japan Co. Ltd.	(4,800)	(192,582)	(17.2)
Asahi Intecc Co. Ltd.	(22,900)	(442,518)	(39.6)
Asics Corp.	(19,100)	(301,336)	(27.0)
ASKUL Corp.	(24,600)	(301,241)	(27.0)
BayCurrent Consulting, Inc.	(200)	(65,573)	(5.9)
Benefit One, Inc.	(24,300)	(368,447)	(33.0)
Bic Camera, Inc.	(6,500)	(54,863)	(4.9)
Bridgestone Corp.	(11,200)	(410,521)	(36.7)
Brother Industries Ltd.	(38,400)	(667,376)	(59.7)
Canon Marketing Japan, Inc.	(5,300)	(115,327)	(10.3)
Canon, Inc.	(4,500)	(103,541)	(9.3)
Chiba Bank Ltd.	(23,200)	(133,708)	(12.0)
Credit Saison Co. Ltd.	(29,100)	(327,766)	(29.3)
CyberAgent, Inc.	(28,200)	(297,929)	(26.7)
Dai Nippon Printing Co. Ltd.	(25,700)	(537,079)	(48.1)
Daicel Corp.	(121,100)	(740,283)	(66.2)
Daido Steel Co. Ltd.	(4,300)	(122,657)	(11.0)
Daiichikosho Co. Ltd.	(5,700)	(155,468)	(13.9)
Daio Paper Corp.	(15,200)	(181,250)	(16.2)
Daiwa House REIT Investment Corp.	(225)	(547,650)	(49.0)
Daiwa Office Investment Corp.	(116)	(656,706)	(58.8)
Daiwa Securities Group, Inc.	(47,700)	(233,784)	(20.9)
DeNA Co. Ltd.	(12,500)	(181,176)	(16.2)
Denka Co. Ltd.	(17,900)	(479,863)	(42.9)
Descente Ltd.	(1,800)	(34,568)	(3.1)
DIC Corp.	(8,100)	(154,457)	(13.8)
Dowa Holdings Co. Ltd.	(4,100)	(174,417)	(15.6)
Ezaki Glico Co. Ltd.	(10,200)	(292,420)	(26.2)
Fancl Corp.	(7,000)	(134,001)	(12.0)
FANUC Corp.	(400)	(61,291)	(5.5)
Fast Retailing Co. Ltd.	(1,700)	(782,690)	(70.0)
Fuji Electric Co. Ltd.	(18,200)	(798,083)	(71.4)
Fuji Media Holdings, Inc.	(14,000)	(120,915)	(10.8)
Fuji Oil Holdings, Inc.	(24,600)	(349,119)	(31.2)

Security	Shares	Value	% of Basket Value

Japan (continued)
Fukuoka Financial Group, Inc.	(37,700)	$(688,827)	(61.6)%
Fukuyama Transporting Co. Ltd.	(8,400)	(235,113)	(21.0)
GLP J-REIT	(293)	(395,367)	(35.4)
GMO internet, Inc.	(17,500)	(349,741)	(31.3)
Goldwin, Inc.	(6,500)	(326,024)	(29.2)
GS Yuasa Corp.	(33,900)	(587,838)	(52.6)
Hachijuni Bank Ltd.	(48,600)	(160,270)	(14.3)
Hakuhodo DY Holdings, Inc.	(14,300)	(168,762)	(15.1)
Haseko Corp.	(82,500)	(903,955)	(80.9)
Heiwa Corp.	(22,400)	(336,797)	(30.1)
Hikari Tsushin, Inc.	(2,500)	(292,733)	(26.2)
Hino Motors Ltd.	(83,900)	(433,091)	(38.7)
Hitachi Ltd.	(7,100)	(336,728)	(30.1)
Hitachi Metals Ltd.	(38,300)	(597,659)	(53.5)
Hitachi Transport System Ltd.	(4,300)	(282,250)	(25.3)
Horiba Ltd.	(5,600)	(272,459)	(24.4)
House Foods Group, Inc.	(60,500)	(1,415,962)	(126.7)
Ibiden Co. Ltd.	(10,200)	(381,193)	(34.1)
Idemitsu Kosan Co. Ltd.	(20,700)	(545,550)	(48.8)
Iida Group Holdings Co. Ltd.	(5,800)	(92,247)	(8.3)
Industrial & Infrastructure Fund Investment Corp.	(302)	(433,335)	(38.8)
Isetan Mitsukoshi Holdings Ltd.	(85,700)	(636,029)	(56.9)
Isuzu Motors Ltd.	(42,800)	(499,295)	(44.7)
Ito En Ltd.	(8,800)	(361,641)	(32.4)
Itoham Yonekyu Holdings, Inc.	(58,900)	(296,446)	(26.5)
Iyo Bank Ltd.	(37,600)	(182,318)	(16.3)
Japan Airport Terminal Co. Ltd.	(2,000)	(82,873)	(7.4)
Japan Aviation Electronics Industry Ltd.	(20,700)	(289,450)	(25.9)
Japan Hotel REIT Investment Corp.	(229)	(116,306)	(10.4)
Japan Logistics Fund, Inc.	(241)	(588,162)	(52.6)
Japan Metropolitan Fund Invest	(337)	(267,857)	(24.0)
Japan Post Insurance Co. Ltd.	(7,400)	(119,656)	(10.7)
Japan Real Estate Investment Corp.	(15)	(72,598)	(6.5)
Japan Steel Works Ltd.	(700)	(19,701)	(1.8)
JCR Pharmaceuticals Co. Ltd.	(35,700)	(663,478)	(59.4)
Jeol Ltd.	(4,100)	(184,125)	(16.5)
JMDC, Inc.	(14,500)	(699,240)	(62.6)
JTEKT Corp.	(19,700)	(137,347)	(12.3)
Justsystems Corp.	(300)	(13,039)	(1.2)
Kadokawa Dwango	(2,100)	(52,643)	(4.7)
Kagome Co. Ltd.	(22,000)	(550,573)	(49.3)
Kajima Corp.	(7,300)	(81,355)	(7.3)
Kaken Pharmaceutical Co. Ltd.	(12,500)	(378,777)	(33.9)
Kaneka Corp.	(7,500)	(200,682)	(18.0)
Kansai Electric Power Co Inc/The	(25,800)	(226,163)	(20.2)
Kawasaki Heavy Industries Ltd.	(12,900)	(229,398)	(20.5)
Keihan Holdings Co. Ltd.	(15,800)	(337,010)	(30.2)
Keikyu Corp.	(54,500)	(548,951)	(49.1)
Keio Corp.	(7,600)	(291,479)	(26.1)
Kenedix Office Investment Corp.	(27)	(141,121)	(12.6)
Kinden Corp.	(31,400)	(372,075)	(33.3)
Kobe Steel Ltd.	(5,600)	(24,278)	(2.2)
Komatsu Ltd.	(4,700)	(105,780)	(9.5)
Kose Corp.	(1,800)	(184,790)	(16.5)
K’s Holdings Corp.	(27,800)	(275,307)	(24.6)
Kubota Corp.	(37,600)	(638,774)	(57.1)
Kurita Water Industries Ltd.	(13,500)	(460,570)	(41.2)
Kyushu Financial Group, Inc.	(117,500)	(360,590)	(32.3)
Kyushu Railway Co.	(17,600)	(344,973)	(30.9)
LaSalle Logiport REIT	(288)	(389,636)	(34.9)
Lintec Corp.	(13,900)	(258,924)	(23.2)

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Mabuchi Motor Co. Ltd.	(11,500)	$(307,148)	(27.5)%
Makita Corp.	(900)	(26,601)	(2.4)
Marui Group Co. Ltd.	(44,200)	(761,013)	(68.1)
Matsui Securities Co. Ltd.	(27,900)	(172,556)	(15.4)
Matsumotokiyoshi Holdings Co. Ltd.	(15,600)	(515,663)	(46.1)
Mazda Motor Corp.	(13,300)	(94,440)	(8.4)
Mebuki Financial Group, Inc.	(3,300)	(6,645)	(0.6)
Medipal Holdings Corp.	(56,400)	(928,818)	(83.1)
MEIJI Holdings Co. Ltd.	(4,200)	(209,357)	(18.7)
Menicon Co. Ltd.	(5,800)	(123,885)	(11.1)
MINEBEA MITSUMI, Inc.	(3,500)	(67,152)	(6.0)
Mitsubishi Estate Co. Ltd.	(8,100)	(117,989)	(10.6)
Mitsubishi Gas Chemical Co., Inc.	(32,600)	(476,057)	(42.6)
Mitsubishi UFJ Financial Group, Inc.	(38,000)	(220,908)	(19.8)
Mitsui High-Tec, Inc.	(700)	(60,470)	(5.4)
Miura Co. Ltd.	(19,000)	(396,866)	(35.5)
Money Forward, Inc.	(8,000)	(272,013)	(24.3)
MonotaRO Co. Ltd.	(1,300)	(22,331)	(2.0)
Mori Hills REIT Investment Corp.	(408)	(462,728)	(41.4)
Morinaga & Co. Ltd.	(4,200)	(130,236)	(11.7)
Morinaga Milk Industry Co. Ltd.	(600)	(24,163)	(2.2)
Nabtesco Corp.	(20,800)	(474,398)	(42.4)
Nagase & Co. Ltd.	(16,500)	(236,445)	(21.2)
NEC Networks & System Integration Corp.	(24,500)	(347,881)	(31.1)
Nexon Co. Ltd.	(5,800)	(132,072)	(11.8)
NGK Insulators Ltd.	(46,700)	(628,191)	(56.2)
NH Foods Ltd.	(7,600)	(240,011)	(21.5)
NHK Spring Co. Ltd.	(55,700)	(359,762)	(32.2)
Nidec Corp.	(5,600)	(362,035)	(32.4)
Nifco, Inc.	(8,800)	(185,802)	(16.6)
Nihon Unisys Ltd.	(7,500)	(189,487)	(17.0)
Nintendo Co. Ltd.	(300)	(136,917)	(12.2)
Nippon Accommodations Fund, Inc.	(41)	(201,880)	(18.1)
Nippon Electric Glass Co. Ltd.	(17,400)	(350,270)	(31.3)
Nippon Paint Holdings Co. Ltd.	(5,200)	(41,191)	(3.7)
Nippon Shinyaku Co. Ltd.	(6,800)	(459,910)	(41.1)
Nippon Shokubai Co. Ltd.	(7,100)	(285,642)	(25.6)
Nishi-Nippon Railroad Co. Ltd.	(2,700)	(54,013)	(4.8)
Nisshin Seifun Group, Inc.	(31,900)	(425,253)	(38.0)
Noevir Holdings Co. Ltd.	(5,800)	(227,413)	(20.3)
NOF Corp.	(10,900)	(409,126)	(36.6)
Nomura Holdings, Inc.	(3,500)	(13,477)	(1.2)
Nomura Real Estate Master Fund, Inc.	(209)	(262,408)	(23.5)
NS Solutions Corp.	(6,700)	(199,884)	(17.9)
Odakyu Electric Railway Co. Ltd.	(32,100)	(486,092)	(43.5)
Oji Holdings Corp.	(30,000)	(142,110)	(12.7)
OKUMA Corp.	(14,300)	(511,102)	(45.7)
Open House Co. Ltd.	(1,400)	(54,173)	(4.8)
Oracle Corp. Japan	(1,100)	(70,687)	(6.3)
Orient Corp.	(696,200)	(668,275)	(59.8)
Orix JREIT, Inc.	(306)	(413,627)	(37.0)
Osaka Gas Co. Ltd.	(25,500)	(459,597)	(41.1)
OSG Corp.	(24,100)	(302,756)	(27.1)
Pan Pacific International Holdings Corp.	(22,800)	(349,144)	(31.2)
Persol Holdings Co. Ltd.	(6,800)	(134,909)	(12.1)
Rengo Co. Ltd.	(79,000)	(467,724)	(41.8)
RENOVA, Inc.	(17,800)	(219,311)	(19.6)
Resona Holdings Inc.	(159,200)	(692,269)	(61.9)
Rohto Pharmaceutical Co. Ltd.	(14,700)	(392,557)	(35.1)
Sankyo Co. Ltd.	(1,500)	(43,162)	(3.9)
Sansan, Inc.	(30,100)	(287,174)	(25.7)

Security	Shares	Value	% of Basket Value

Japan (continued)
Sanwa Holdings Corp.	(59,000)	$(537,505)	(48.1)%
SCREEN Holdings Co. Ltd.	(800)	(65,383)	(5.8)
Seibu Holdings, Inc.	(33,000)	(327,857)	(29.3)
Sharp Corp.	(40,100)	(339,298)	(30.4)
SHIFT, Inc.	(1,200)	(227,400)	(20.3)
Shikoku Electric Power Co., Inc.	(58,100)	(334,047)	(29.9)
Shimamura Co. Ltd.	(3,800)	(337,016)	(30.2)
Shimano, Inc.	(1,500)	(265,776)	(23.8)
Ship Healthcare Holdings, Inc.	(11,400)	(190,425)	(17.0)
Shiseido Co. Ltd.	(3,000)	(141,814)	(12.7)
Shizuoka Bank Ltd.	(77,900)	(504,019)	(45.1)
SHO-BOND Holdings Co. Ltd.	(9,200)	(386,676)	(34.6)
Shochiku Co. Ltd.	(200)	(20,412)	(1.8)
Showa Denko KK	(17,600)	(342,467)	(30.6)
Stanley Electric Co. Ltd.	(24,000)	(413,834)	(37.0)
Sugi Holdings Co. Ltd.	(7,400)	(317,167)	(28.4)
SUMCO Corp.	(1,500)	(21,602)	(1.9)
Sumitomo Bakelite Co. Ltd.	(8,700)	(285,457)	(25.5)
Sumitomo Realty & Development Co. Ltd.	(12,400)	(328,953)	(29.4)
Sushiro Global Holdings Ltd.	(8,900)	(211,203)	(18.9)
Suzuken Co Ltd/Aichi Japan	(15,000)	(442,759)	(39.6)
Taisho Pharmaceutical Holdings Co. Ltd.	(1,600)	(63,021)	(5.6)
Taiyo Nippon Sanso Corp.	(17,200)	(309,522)	(27.7)
Taiyo Yuden Co. Ltd.	(9,000)	(353,587)	(31.6)
Takara Holdings, Inc.	(53,700)	(452,309)	(40.5)
TechnoPro Holdings Inc.	(17,600)	(448,238)	(40.1)
THK Co. Ltd.	(16,600)	(328,953)	(29.4)
Tobu Railway Co. Ltd.	(13,000)	(292,216)	(26.1)
Toda Corp.	(44,800)	(257,400)	(23.0)
Toho Gas Co. Ltd.	(12,500)	(293,238)	(26.2)
Tokai Carbon Co. Ltd.	(18,200)	(150,493)	(13.5)
Tokyo Century Corp.	(1,300)	(40,043)	(3.6)
Tokyo Electric Power Co. Holdings, Inc.	(4,300)	(14,843)	(1.3)
Tokyu Fudosan Holdings Corp.	(14,800)	(77,014)	(6.9)
Toppan Inc.	(46,700)	(771,935)	(69.1)
Toshiba Corp.	(10,900)	(452,659)	(40.5)
Toshiba TEC Corp.	(6,700)	(227,112)	(20.3)
Toyo Tire Corp.	(18,000)	(206,459)	(18.5)
Toyoda Gosei Co. Ltd.	(13,500)	(196,587)	(17.6)
Toyota Boshoku Corp.	(38,200)	(608,809)	(54.5)
Toyota Industries Corp.	(8,600)	(515,800)	(46.1)
TS Tech Co. Ltd.	(15,600)	(162,796)	(14.6)
Ube Industries Ltd.	(27,000)	(418,630)	(37.5)
Ulvac, Inc.	(1,200)	(47,022)	(4.2)
United Urban Investment Corp.	(320)	(350,123)	(31.3)
USS Co. Ltd.	(20,200)	(336,291)	(30.1)
West Japan Railway Co.	(9,900)	(367,478)	(32.9)
Yamato Holdings Co. Ltd.	(8,600)	(160,923)	(14.4)
Yamazaki Baking Co. Ltd.	(9,800)	(121,149)	(10.8)
Yokogawa Electric Corp.	(39,400)	(628,134)	(56.2)
Zenkoku Hosho Co. Ltd.	(3,500)	(122,836)	(11.0)
Zeon Corp.	(19,700)	(209,780)	(18.8)

		(66,845,826)

Luxembourg
Grand City Properties SA	(7,886)	(139,228)	(12.5)
Tenaris SA	(58,398)	(892,449)	(79.8)

		(1,031,677)

Netherlands
Aalberts NV	(552)	(26,823)	(2.4)
Adyen NV	(105)	(176,116)	(15.8)

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

Netherlands (continued)
Akzo Nobel NV	(5,226)	$(453,337)	(40.6)%
Argenx SE	(1,061)	(305,683)	(27.3)
ASM International NV	(3,519)	(1,057,432)	(94.6)
ASML Holding NV	(991)	(562,431)	(50.3)
BE Semiconductor Industries NV	(1,067)	(65,043)	(5.8)
Euronext NV	(1,477)	(118,340)	(10.6)
EXOR NV	(11,459)	(795,195)	(71.1)
Iveco Group NV	(97,806)	(575,430)	(51.5)
JDE Peet’s NV	(423)	(12,444)	(1.1)
Just Eat Takeaway.com NV	(3,895)	(105,798)	(9.5)
Koninklijke KPN NV	(27,230)	(93,960)	(8.4)
NN Group NV	(2,106)	(103,155)	(9.2)
Prosus NV	(640)	(30,866)	(2.8)
SBM Offshore NV	(18,095)	(262,217)	(23.5)
Stellantis NV	(16,033)	(215,254)	(19.3)
Universal Music Group NV	(3,964)	(91,990)	(8.2)

		(5,051,514)

New Zealand
Fletcher Building Ltd.	(6,480)	(25,813)	(2.3)
Kiwi Property Group Ltd.	(215,752)	(147,154)	(13.2)
Mainfreight Ltd.	(526)	(27,533)	(2.4)
Mercury NZ Ltd.	(8,921)	(34,587)	(3.1)
Meridian Energy Ltd.	(125,895)	(382,099)	(34.2)

		(617,186)

Norway
Aker ASA, A Shares	(1,013)	(82,571)	(7.4)
Leroy Seafood Group ASA	(2,030)	(19,052)	(1.7)
Mowi ASA	(8,355)	(236,004)	(21.1)
Orkla ASA	(66,476)	(539,429)	(48.3)
Scatec ASA	(19,472)	(235,351)	(21.1)
Storebrand ASA	(46,437)	(403,361)	(36.1)
Tomra Systems ASA	(8,762)	(344,569)	(30.8)
Yara International ASA	(20,401)	(1,037,354)	(92.8)

		(2,897,691)

Poland
InPost SA	(17,682)	(108,406)	(9.7)

Portugal
Banco Comercial Portugues SA	(797,696)	(123,315)	(11.0)
Galp Energia SGPS SA	(23,756)	(289,150)	(25.9)

		(412,465)

Singapore
Ascott Residence Trust	(201,400)	(167,320)	(15.0)
Golden Agri-Resources Ltd.	(995,900)	(232,678)	(20.8)
Keppel REIT	(668,200)	(585,400)	(52.4)
Mapletree North Asia Commercial Trust	(16,100)	(13,905)	(1.3)
Sembcorp Industries Ltd.	(37,700)	(79,841)	(7.1)
Suntec Real Estate Investment Trust	(310,800)	(410,588)	(36.7)

		(1,489,732)

South Africa
Investec PLC	(34,146)	(201,116)	(18.0)

Spain
Acerinox SA	(22,467)	(236,560)	(21.2)
ACS Actividades de Construccion y Servicios SA	(1,176)	(30,112)	(2.7)
Banco de Sabadell SA	(130,331)	(101,146)	(9.1)
Corp. ACCIONA Energias Renovables SA	(10,466)	(386,899)	(34.6)
EDP Renovaveis SA	(2,759)	(65,298)	(5.8)
Fluidra SA	(18,346)	(496,519)	(44.4)

Security	Shares	Value	% of Basket Value

Spain (continued)
Red Electrica Corp. SA	(13,310)	$(267,987)	(24.0)%
Siemens Gamesa Renewable Energy SA	(16,510)	(262,981)	(23.5)
Telefonica SA	(16,743)	(81,449)	(7.3)

		(1,928,951)

Sweden
Atlas Copco AB, Class A	(4,158)	(188,511)	(16.9)
Avanza Bank Holding AB	(6,288)	(159,223)	(14.2)
Beijer Ref AB	(27,814)	(452,923)	(40.5)
Embracer Group AB	(43,758)	(292,479)	(26.2)
Fastighets AB Balder, Class B	(7,261)	(359,908)	(32.2)
Getinge AB, B Shares	(14,789)	(427,813)	(38.3)
H & M Hennes & Mauritz AB, B Shares	(8,302)	(104,515)	(9.3)
Husqvarna AB, B Shares	(75,651)	(723,156)	(64.7)
Investor AB, Class A	(31,676)	(661,601)	(59.2)
Investor AB, Class B	(76,414)	(1,470,427)	(131.6)
L E Lundbergforetagen AB, B Shares	(10,313)	(482,301)	(43.1)
Samhallsbyggnadsbolaget i Norden AB	(23,432)	(74,094)	(6.6)
Sandvik AB	(15,270)	(289,035)	(25.9)
Securitas AB, B Shares	(53,660)	(633,553)	(56.7)
Sinch AB	(9,431)	(41,679)	(3.7)
SKF AB, B Shares	(38,524)	(629,200)	(56.3)
Svenska Cellulosa AB SCA, Class B	(19,369)	(374,844)	(33.5)
Sweco AB, B Shares	(17,813)	(251,397)	(22.5)
Swedish Orphan Biovitrum AB	(5,545)	(116,649)	(10.4)
Telia Co. AB	(43,597)	(180,954)	(16.2)
Thule Group AB	(3,632)	(125,984)	(11.3)
Trelleborg AB, B Shares	(2,634)	(57,773)	(5.2)
Volvo AB, A Shares	(21,695)	(356,679)	(31.9)
Volvo AB, B Shares	(5,953)	(96,054)	(8.6)

		(8,550,752)

Switzerland
Bachem Holding AG, Class B	(559)	(243,918)	(21.8)
BKW AG	(519)	(63,178)	(5.7)
Coca-Cola HBC AG	(23,178)	(469,908)	(42.0)
EMS-Chemie Holding AG	(207)	(184,670)	(16.5)
Roche Holding AG	(736)	(295,685)	(26.5)
Schindler Holding AG, Registered Shares	(473)	(90,804)	(8.1)
Swatch Group AG	(1,976)	(97,484)	(8.7)

		(1,445,647)

United Kingdom
3i Group PLC	(18,059)	(295,540)	(26.4)
Admiral Group PLC	(13,242)	(416,822)	(37.3)
Airtel Africa PLC	(319,777)	(585,107)	(52.4)
Anglo American PLC	(4,127)	(182,789)	(16.4)
AstraZeneca PLC	(820)	(109,422)	(9.8)
Avast PLC	(22,607)	(160,329)	(14.3)
Aviva PLC	(3,860)	(20,709)	(1.9)
B&M European Value Retail SA	(12,622)	(77,336)	(6.9)
Berkeley Group Holdings PLC	(607)	(30,785)	(2.8)
BP PLC	(175,227)	(845,960)	(75.7)
Bunzl PLC	(4,429)	(170,874)	(15.3)
Burberry Group PLC	(11,445)	(225,872)	(20.2)
CNH Industrial NV	(62,198)	(881,115)	(78.8)
Compass Group PLC	(19,097)	(402,982)	(36.1)
ConvaTec Group PLC	(25,654)	(67,862)	(6.1)
Diageo PLC	(6,368)	(317,692)	(28.4)
Dr. Martens PLC	(155,619)	(406,885)	(36.4)
DS Smith PLC	(187,717)	(771,379)	(69.0)
Ferguson PLC	(1,147)	(143,890)	(12.9)
Future PLC	(7,937)	(217,380)	(19.5)

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
GlaxoSmithKline PLC	(11,891)	$(268,054)	(24.0)%
Greggs PLC	(16,814)	(490,564)	(43.9)
Harbour Energy PLC	(12,773)	(80,100)	(7.2)
Howden Joinery Group PLC	(163,913)	(1,551,848)	(138.8)
HSBC Holdings PLC	(15,071)	(94,181)	(8.4)
IG Group Holdings PLC	(1,338)	(13,674)	(1.2)
Informa PLC	(35,448)	(251,464)	(22.5)
Intermediate Capital Group PLC	(11,301)	(216,261)	(19.4)
JD Sports Fashion PLC	(757,232)	(1,247,672)	(111.6)
JET2 PLC	(17,824)	(273,723)	(24.5)
Kingfisher PLC	(141,448)	(446,066)	(39.9)
Land Securities Group PLC	(2,425)	(22,949)	(2.1)
Lloyds Banking Group PLC	(1,260,119)	(715,701)	(64.0)
London Stock Exchange Group PLC	(1,471)	(145,028)	(13.0)
Man Group PLC	(42,594)	(124,141)	(11.1)
Mondi PLC	(15,020)	(282,165)	(25.2)
National Grid PLC	(5,098)	(75,741)	(6.8)
Next PLC	(14,883)	(1,114,747)	(99.7)
Pearson PLC	(65,586)	(636,827)	(57.0)
Pennon Group PLC	(9,956)	(138,351)	(12.4)
Prudential PLC	(61,327)	(763,426)	(68.3)
RELX PLC	(1,198)	(35,689)	(3.2)
Renishaw PLC	(4,193)	(221,588)	(19.8)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Rentokil Initial PLC	(49,178)	$(337,768)	(30.2)%
Rightmove PLC	(54,138)	(416,164)	(37.2)
Rio Tinto PLC	(5,079)	(358,863)	(32.1)
Royal Mail PLC	(116,942)	(501,248)	(44.8)
Sage Group PLC	(1,760)	(16,151)	(1.4)
Severn Trent PLC	(3,029)	(119,044)	(10.7)
Shell PLC	(2,014)	(54,068)	(4.8)
Smith & Nephew PLC	(1,314)	(21,298)	(1.9)
Standard Chartered PLC	(92,987)	(635,689)	(56.9)
Tesco PLC	(38,961)	(132,363)	(11.8)
Unilever PLC	(119)	(5,523)	(0.5)
Unilever PLC	(5,849)	(271,921)	(24.3)
Vodafone Group PLC	(368,640)	(558,106)	(49.9)
WH Smith PLC	(11,283)	(202,996)	(18.2)
Wise PLC, Class A	(83,364)	(408,522)	(36.6)

		(19,580,414)

Preferred Stocks

Germany
Volkswagen AG, Preference Shares	(517)	(80,066)	(7.2)

Total Reference Entity — Short		(149,627,185)

Net Value of Reference Entity — UBS AG		$1,117,689

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$37,617,367	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$37,617,367	$—	$—	$—	$37,617,367

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$611,340	$—	$—	$—	$611,340

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,315,892	$—	$—	$—	$3,315,892
Options purchased(a)	—	—	(6,827,207)	—	—	—	(6,827,207)

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$—	$5,026,244	$—	$—	$—	$5,026,244
Swaps	—	—	(39,884,002)	—	—	—	(39,884,002)

	$—	$—	$(38,369,073)	$—	$—	$—	$(38,369,073)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,443,089)	$—	$—	$—	$(1,443,089)
Options purchased(b)	—	—	153,085	—	—	—	153,085
Options written	—	—	(114,676)	—	—	—	(114,676)
Swaps	—	—	33,768,518	—	—	—	33,768,518

	$—	$—	$32,363,838	$—	$—	$—	$32,363,838

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$99,477,435
Average notional value of contracts — short	$43,033,040
Options:
Average value of option contracts purchased	$620,526
Average value of option contracts written	$400,098
Total return swaps:
Average notional value	$(13,701,592)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$379,075
Swaps — OTC(a)	37,617,367	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	37,617,367	379,075

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(379,075)

Total derivative assets and liabilities subject to an MNA	$37,617,367	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (a)	Net Amount of Derivative Assets	(b)
Bank of America N.A.	$6,279,242	$—	$—	$—	$6,279,242
BNP Paribas SA	6,902,033	—	—	(6,902,033)	—
Goldman Sachs & Co.	19,627,002	—	—	(19,210,000)	417,002
UBS AG	4,809,090	—	—	—	4,809,090

	$37,617,367	$—	$—	$(26,112,033)	$11,505,334

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Global Long/Short Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$472,783	$—	$—	$472,783

Preferred Securities
Preferred Stocks	—	—	3,323,126	3,323,126

U.S. Treasury Obligations	—	6,535,065	—	6,535,065
Warrants	2,141	—	—	2,141

Short-Term Securities
Money Market Funds	36,355,831	—	—	36,355,831
U.S. Treasury Obligations	—	513,678,051	—	513,678,051

	$36,830,755	$520,213,116	$3,323,126	$560,366,997

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$37,617,367	$—	$37,617,367
Liabilities
Equity Contracts	(123,607)	(487,733)	—	(611,340)

	$(123,607)	$37,129,634	$—	$37,006,027

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	117

Statements of Assets and Liabilities

April 30, 2022

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$131,209,736	$524,011,166
Investments, at value — affiliated(c)	7,388,472	36,355,831
Cash	49,533	19,266,990
Cash pledged:
Collateral — OTC derivatives	—	9,320,000
Futures contracts	460,000	1,335,000
Foreign currency, at value(d)	173,782	15,409,160
Receivables:
Investments sold	118,936	—
Securities lending income — affiliated	619	—
Capital shares sold	1,941,176	1,067,128
Dividends — unaffiliated	303,007	—
Dividends — affiliated	1,234	40,066
Interest — unaffiliated	—	57,128
Due from broker	24,532	500,000
Variation margin on futures contracts	30,943	—
Unrealized appreciation on OTC swaps	—	37,617,367
Prepaid expenses	31,589	77,381

Total assets	141,733,559	645,057,217

LIABILITIES
Cash received as collateral for OTC derivatives	—	26,510,000
Collateral on securities loaned	254,881	—
Payables:
Investments purchased	65,306	14,043,069
Accounting services fees	21,647	78,699
Administration fees	—	20,766
Capital shares redeemed	12,861	716,172
Custodian fees	78,521	173,647
Investment advisory fees	49,193	504,607
Trustees’ and Officer’s fees	1,779	1,203
Other accrued expenses	20,119	28,582
Professional fees	90,344	110,295
Service and distribution fees	1,372	8,528
Transfer agent fees	3,248	66,665
Variation margin on futures contracts	—	379,075
Other liabilities	—	219,092

Total liabilities	599,271	42,860,400

NET ASSETS	$141,134,288	$602,196,817

NET ASSETS CONSIST OF
Paid-in capital	$166,365,696	$652,584,044
Accumulated loss	(25,231,408)	(50,387,227)

NET ASSETS	$141,134,288	$602,196,817

(a) Investments, at cost — unaffiliated	$134,427,117	$524,008,822
(b) Securities loaned, at value	$247,707	$—
(c) Investments, at cost — affiliated	$7,388,472	$36,355,831
(d) Foreign currency, at cost	$176,340	$15,968,486

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

April 30, 2022

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

NET ASSET VALUE

Institutional
Net assets	$9,583,296	$565,501,998

Shares outstanding	947,904	49,235,822

Net asset value	$10.11	$11.49

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$5,246,191	$25,229,069

Shares outstanding	528,313	2,231,978

Net asset value	$9.93	$11.30

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$281,815	$4,385,594

Shares outstanding	29,786	412,156

Net asset value	$9.46	$10.64

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$126,022,986	$7,080,156

Shares outstanding	12,465,309	614,706

Net asset value	$10.11	$11.52

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Operations

Year Ended April 30, 2022

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,517,185	$—
Dividends — affiliated	2,206	11,465
Interest — unaffiliated	—	377,553
Securities lending income — affiliated — net	3,475	—
Other income — affiliated	—	4,851
Foreign taxes withheld	(460,563)	—

Total investment income	4,062,303	393,869

EXPENSES
Investment advisory	1,331,037	6,983,224
Professional	176,670	194,951
Custodian	84,443	387,818
Registration	71,095	93,707
Administration	70,711	232,520
Accounting services	44,311	127,263
Administration — class specific	33,276	110,011
Transfer agent — class specific	22,012	445,669
Service and distribution — class specific	20,504	118,029
Trustees and Officer	8,104	8,802
Miscellaneous	57,186	109,212

Total expenses	1,919,349	8,811,206
Less:
Administration fees waived	(70,711)	—
Administration fees waived - class specific	(33,276)	(110,011)
Fees waived and/or reimbursed by the Manager	(427,131)	(941,342)
Transfer agent fees waived and/or reimbursed — class specific	(9,736)	(173,682)

Total expenses after fees waived and/or reimbursed	1,378,495	7,586,171

Net investment income (loss)	2,683,808	(7,192,302)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(8,466,114)	(8,696,033)
Investments — affiliated	(8)	—
Foreign currency transactions	(335,228)	(586,434)
Futures contracts	(1,502,287)	3,315,892
Options written	—	5,026,244
Swaps	—	(39,884,002)

	(10,303,637)	(40,824,333)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(32,516,214)	762,238
Foreign currency translations	(36,368)	(1,347,397)
Futures contracts	(444,244)	(1,443,089)
Options written	—	(114,676)
Swaps	—	33,768,518

	(32,996,826)	31,625,594

Net realized and unrealized loss	(43,300,463)	(9,198,739)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,616,655)	$(16,391,041)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(351,868)	$—
(b) Net of reduction in deferred foreign capital gain tax of	$152,567	$—

See notes to financial statements.

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Emerging Markets Fund		BlackRock Global Long/Short Equity Fund
	Year Ended April 30,		Year Ended April 30,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,683,808	$1,736,060	$(7,192,302)	$(8,008,841)
Net realized gain (loss)	(10,303,637)	20,058,021	(40,824,333)	43,649,263
Net change in unrealized appreciation (depreciation)	(32,996,826)	28,008,446	31,625,594	(10,917,001)

Net increase (decrease) in net assets resulting from operations	(40,616,655)	49,802,527	(16,391,041)	24,723,421

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(211,822)	(184,178)	(5,694,760)	(1,486,534)
Investor A	(69,700)	(88,691)	(289,045)	(9,555)
Investor C	(451)	(10,800)	(83,551)	—
Class K	(2,045,863)	(1,758,353)	(64,174)	(1,121)

Decrease in net assets resulting from distributions to shareholders	(2,327,836)	(2,042,022)	(6,131,530)	(1,497,210)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,079,203	25,998,281	129,941,298	(55,842,584)

NET ASSETS
Total increase (decrease) in net assets	(33,865,288)	73,758,786	107,418,727	(32,616,373)
Beginning of year	174,999,576	101,240,790	494,778,090	527,394,463

End of year	$141,134,288	$174,999,576	$602,196,817	$494,778,090

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund

	Institutional
	Year Ended April 30,			Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$13.24	$8.85		$10.25		$10.59		$10.10		$9.76

Net investment income (loss)(a)	0.20	0.15		0.10		0.18		0.07		(0.12)
Net realized and unrealized gain (loss)	(3.17)	4.43		(1.27)		(0.52)		0.42		0.46

Net increase (decrease) from investment operations	(2.97)	4.58		(1.17)		(0.34)		0.49		0.34

Distributions from net investment income(b)	(0.16)	(0.19)		(0.23)		—		—		—

Net asset value, end of period	$10.11	$13.24		$8.85		$10.25		$10.59		$10.10

Total Return(c)
Based on net asset value	(22.62)%	52.00%		(11.78	)%(d)	(3.21	)%(e)	4.85%		3.48	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.19%	1.40%		1.38	%(h)(i)	1.42	%(j)	1.28%		1.91%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.19%	1.40	%(k)	1.38	%(h)(i)	1.39	%(j)	1.28%		1.90%

Total expenses after fees waived and/or reimbursed	0.85%	0.85%		0.81	%(h)	0.92	%(j)	0.94%		1.70%

Net investment income (loss)	1.62%	1.29%		1.38	%(h)	1.83%		0.67%		(1.29)%

Supplemental Data
Net assets, end of period (000)	$9,583	$17,216		$9,689		$15,904		$32,775		$106,243

Portfolio turnover rate	183%	180	%(l)	141	%(l)	128	%(l)	111	%(l)	7	%(l)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	The Fund’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Fund’s total return would have been 3.38%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses excluding recoupment of past fees waived and/or reimbursed would have been 1.42%, respectively.

(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 1.40%, 1.37% and 0.90%, respectively.

(k)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 0.85%.
(l)	Excludes underlying investments in total return swaps.

See notes to financial statements.

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor A
	Year Ended April 30,			Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$13.00	$8.69		$10.07		$10.43		$9.97		$9.67

Net investment income (loss)(a)	0.15	0.11		0.07		0.17		0.14		(0.15)
Net realized and unrealized gain (loss)	(3.09)	4.36		(1.25)		(0.53)		0.32		0.45

Net increase (decrease) from investment operations	(2.94)	4.47		(1.18)		(0.36)		0.46		0.30

Distributions from net investment income(b)	(0.13)	(0.16)		(0.20)		—		—		—

Net asset value, end of period	$9.93	$13.00		$8.69		$10.07		$10.43		$9.97

Total Return(c)
Based on net asset value	(22.83)%	51.62%		(12.05	)%(d)	(3.45	)%(e)	4.61%		3.10	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.52%	1.74%		1.70	%(g)(h)	1.69	%(i)	1.57%		2.22%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.52%	1.74	%(j)	1.70	%(g)(h)	1.67	%(i)	1.55%		2.21%

Total expenses after fees waived and/or reimbursed	1.15%	1.14%		1.12	%(g)	1.17	%(i)	1.19%		1.99%

Net investment income (loss)	1.29%	0.98%		1.02	%(g)	1.74%		1.32%		(1.62)%

Supplemental Data
Net assets, end of period (000)	$5,246	$7,125		$5,224		$3,817		$5,454		$3,272

Portfolio turnover rate	183%	180	%(k)	141	%(k)	128	%(k)	111	%(k)	7	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses excluding recoupment of past fees waived and/or reimbursed would have been 1.74%, respectively.

(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 1.67%, 1.65% and 1.15%, respectively.

(j)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 1.14%.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor C

	Year Ended April 30,			Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$12.36	$8.29		$9.53		$9.95		$9.58		$9.36

Net investment income (loss)(a)	0.07	0.04		0.02		0.08		0.03		(0.21)
Net realized and unrealized gain (loss)	(2.96)	4.14		(1.21)		(0.50)		0.34		0.43

Net increase (decrease) from investment operations	(2.89)	4.18		(1.19)		(0.42)		0.37		0.22

Distributions from net investment income(b)	(0.01)	(0.11)		(0.05)		—		—		—

Net asset value, end of period	$9.46	$12.36		$8.29		$9.53		$9.95		$9.58

Total Return(c)
Based on net asset value	(23.40)%	50.49%		(12.57	)%(d)	(4.22	)%(e)	3.86%		2.35	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.43%	2.56%		2.53	%(g)(h)	2.53	%(i)	2.38%		2.91%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.43%	2.56	%(j)	2.53	%(g)(h)	2.53	%(i)	2.38%		2.91%

Total expenses after fees waived and/or reimbursed	1.90%	1.90%		1.90	%(g)	1.92	%(i)	1.94%		2.71%

Net investment income (loss)	0.61%	0.43%		0.26	%(g)	0.81%		0.25%		(2.30)%

Supplemental Data
Net assets, end of period (000)	$282	$550		$1,164		$2,280		$3,240		$3,823

Portfolio turnover rate	183%	180	%(k)	141	%(k)	128	%(k)	111	%(k)	7	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses excluding recoupment of past fees waived and/or reimbursed would have been 2.57%, respectively.

(i)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 2.51%, 2.51% and 1.90%, respectively.

(j)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 1.90%.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Class K

	Year Ended April 30,			Period from 08/01/19 to 04/30/20		Year Ended July 31, 2019		Period from 01/25/18(a) to 07/31/18
	2022	2021

Net asset value, beginning of period	$13.24	$ 8.84		$10.26		$10.59		$12.14

Net investment income(b)	0.20	0.16		0.10		0.19		0.13
Net realized and unrealized gain (loss)	(3.16)	4.43		(1.28)		(0.52)		(1.68)

Net increase (decrease) from investment operations	(2.96)	4.59		(1.18)		(0.33)		(1.55)

Distributions from net investment income(c)	(0.17)	(0.19)		(0.24)		—		—

Net asset value, end of period	$10.11	$ 13.24		$8.84		$10.26		$10.59

Total Return(d)
Based on net asset value	(22.59)%	52.19%		(11.87	)%(e)	(3.12	)%(f)	(12.77	)%(e)

Ratios to Average Net Assets(g)
Total expenses	1.13%	1.36%		1.41	%(h)(i)	1.37	%(j)	1.32	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.81%	0.81%		0.81	%(h)	0.87	%(j)	0.89	%(h)

Net investment income	1.63%	1.36%		1.33	%(h)	1.93%		2.33	%(h)

Supplemental Data
Net assets, end of period (000)	$126,023	$150,108		$85,164		$80,529		$145,476

Portfolio turnover rate	183%	180	%(l)	141	%(l)	128	%(l)	111	%(l)(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.45%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 0.84%, respectively.
(k)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.31%.
(l)	Excludes underlying investments in total return swaps.
(m)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund

	Institutional
	Year Ended April 30,				Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022		2021				2019		2018		2017

Net asset value, beginning of period	$11.98		$11.42		$12.67		$12.17		$11.62		$10.56

Net investment income (loss)(a)	(0.15)		(0.17)		(0.01)		0.05		(0.06)		(0.14)
Net realized and unrealized gain (loss)	(0.20)		0.76		(0.46)		0.57		0.61		1.20

Net increase (decrease) from investment operations	(0.35)		0.59		(0.47)		0.62		0.55		1.06

Distributions(b)
From net investment income	—		—		(0.04)		—		—		—
From net realized gain	(0.14)		(0.03)		(0.74)		(0.12)		—		—

Total distributions	(0.14)		(0.03)		(0.78)		(0.12)		—		—

Net asset value, end of period	$11.49		$11.98		$11.42		$12.67		$12.17		$11.62

Total Return(c)
Based on net asset value	(2.94	)%(d)	5.21	%(e)	(3.80	)%(f)	5.09%		4.73%		10.04%

Ratios to Average Net Assets(g)
Total expenses	1.58%		1.82%		1.80	%(h)	1.76%		1.73%		1.78%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.58%		1.82	%(i)	1.80	%(h)	1.76%		1.71%		1.78%

Total expenses after fees waived and/or reimbursed	1.36%		1.57%		1.57	%(h)	1.63%		1.66%		1.70%

Net investment income (loss)	(1.29)%		(1.49)%		(0.09	)%(h)	0.36%		(0.51)%		(1.28)%

Supplemental Data
Net assets, end of period (000)	$565,502		$459,420		$492,021		$546,561		$559,028		$544,301

Portfolio turnover rate	31	%(j)	43	%(j)	53	%(j)	7	%(j)	20	%(j)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes payments from an affiliate, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 5.12%.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 1.57%.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor A

	Year Ended April 30,				Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022		2021				2019		2018		2017

Net asset value, beginning of period	$11.82		$11.27		$12.50		$12.03		$11.52		$10.49

Net investment income (loss)(a)	(0.18)		(0.20)		(0.02)		0.01		(0.10)		(0.17)
Net realized and unrealized gain (loss)	(0.20)		0.75		(0.46)		0.56		0.61		1.20

Net increase (decrease) from investment operations	(0.38)		0.55		(0.48)		0.57		0.51		1.03

Distributions(b)
From net investment income	—		—		(0.01)		—		—		—
From net realized gain	(0.14)		(0.00	)(c)	(0.74)		(0.10)		—		—

Total distributions	(0.14)		(0.00)		(0.75)		(0.10)		—		—

Net asset value, end of period	$11.30		$11.82		$11.27		$12.50		$12.03		$11.52

Total Return(d)
Based on net asset value	(3.23	)%(e)	4.92	%(f)	(3.94	)%(g)	4.79%		4.43%		9.82%

Ratios to Average Net Assets(h)
Total expenses	1.86%		2.07%		2.07	%(i)	2.04%		2.03%		2.10%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.86%		2.07	%(j)	2.07	%(i)	2.04%		1.95%		2.10%

Total expenses after fees waived and/or reimbursed	1.61%		1.82%		1.82	%(i)	1.88%		1.96%		1.98%

Net investment income (loss)	(1.54)%		(1.75)%		(0.28	)%(i)	0.12%		(0.84)%		(1.60)%

Supplemental Data
Net assets, end of period (000)	$25,229		$23,390		$23,509		$49,514		$49,180		$35,658

Portfolio turnover rate	31	%(k)	43	%(k)	53	%(k)	7	%(k)	20	%(k)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes payments received from an affiliate, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 4.83%.
(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 1.82%.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor C
	Year Ended April 30,				Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022		2021				2019		2018		2017

Net asset value, beginning of period	$11.22		$10.77		$11.99		$11.59		$11.18		$10.26

Net investment loss(a)	(0.25)		(0.27)		(0.09)		(0.08)		(0.18)		(0.24)
Net realized and unrealized gain (loss)	(0.19)		0.72		(0.44)		0.54		0.59		1.16

Net increase (decrease) from investment operations	(0.44)		0.45		(0.53)		0.46		0.41		0.92

Distributions from net realized gain(b)	(0.14)		—		(0.69)		(0.06)		—		—

Net asset value, end of period	$10.64		$11.22		$10.77		$11.99		$11.59		$11.18

Total Return(c)
Based on net asset value	(3.95	)%(d)	4.18	%(e)	(4.51	)%(f)	4.02%		3.67%		8.97%

Ratios to Average Net Assets(g)
Total expenses	2.64%		2.86%		2.83	%(h)	2.79%		2.76%		2.81%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.64%		2.86	%(i)	2.83	%(h)	2.79%		2.72%		2.81%

Total expenses after fees waived and/or reimbursed	2.36%		2.57%		2.57	%(h)	2.63%		2.69%		2.72%

Net investment loss	(2.30)%		(2.44)%		(1.04	)%(h)	(0.64)%		(1.58)%		(2.32)%

Supplemental Data
Net assets, end of period (000)	$4,386		$6,817		$11,539		$17,282		$21,168		$25,857

Portfolio turnover rate	31	%(j)	43	%(j)	53	%(j)	7	%(j)	20	%(j)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes payments received from an affiliate, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 4.09%.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 2.57%.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

128	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Class K
	Year Ended April 30,				Period from 08/01/19 to 04/30/20		Year Ended July 31,
	2022		2021				2019		2018		2017

Net asset value, beginning of period	$12.00		$11.44		$12.69		$12.19		$11.63		$10.56

Net investment income (loss)(a)	(0.14)		(0.25)		(0.01)		0.06		(0.01)		(0.14)
Net realized and unrealized gain (loss)	(0.20)		0.85		(0.46)		0.56		0.57		1.21

Net increase (decrease) from investment operations	(0.34)		0.60		(0.47)		0.62		0.56		1.07

Distributions(b)
From net investment income	—		—		(0.04)		—		—		—
From net realized gain	(0.14)		(0.04)		(0.74)		(0.12)		—		—

Total distributions	(0.14)		(0.04)		(0.78)		(0.12)		—		—

Net asset value, end of period	$11.52		$12.00		$11.44		$12.69		$12.19		$11.63

Total Return(c)
Based on net asset value	(2.85	)%(d)	5.24	%(d)	(3.77	)%(e)	5.11%		4.82%		10.13%

Ratios to Average Net Assets(f)
Total expenses	1.51%		1.77%		1.76	%(g)	1.72%		1.65%		1.70%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.51%		1.77	%(h)	1.76	%(g)	1.72%		1.64%		1.70%

Total expenses after fees waived and/or reimbursed	1.31%		1.52%		1.52	%(g)	1.57%		1.58%		1.63%

Net investment income (loss)	(1.24)%		(2.07)%		(0.07	)%(g)	0.45%		(0.04)%		(1.32)%

Supplemental Data
Net assets, end of period (000)	$7,080		$5,151		$325		$453		$217		$108

Portfolio turnover rate	31	%(i)	43	%(i)	53	%(i)	7	%(i)	20	%(i)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Amount was previously reflected as total expenses after fees waived and/or reimbursed in the amount of 1.52%.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Emerging Markets Fund	Advantage Emerging Markets	Diversified
BlackRock Global Long/Short Equity Fund	Global Long/Short Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party-Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2022, certain investments of Advantage Emerging Markets were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments,. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	Net Amount
Advantage Emerging Markets
Citigroup Global Markets, Inc.	$141,950	$(141,950)	$—	$—
SG Americas Securities LLC	105,757	(105,757)	—	—

	$247,707	$(247,707)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received

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Notes to Financial Statements  (continued)

and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage Emerging Markets	Global Long/Short Equity
First $1 billion.	0.80%	1.25%
$1 billion — $3 billion	0.75	1.18
$3 billion — $5 billion	0.72	1.13
$5 billion — $10 billion	0.70	1.09
Greater than $10 billion	0.68	1.06

Prior to June 1, 2021, the annual rates as a percentage of average daily net assets, for the Global Long/Short Equity were as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.50%
$1 Billion — $3 Billion	1.41
$3 Billion — $5 Billion	1.35
$5 Billion — $10 Billion	1.31
Greater than $10 Billion	1.28

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (continued)

With respect to Global Long/Short Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Global Long/Short Equity to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total
Advantage Emerging Markets	$16,421	$4,083	$20,504
Global Long/Short Equity.	59,340	58,689	118,029

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended April 30, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$2,997	$1,314	$82	$28,883	$33,276
Global Long/Short Equity	102,874	4,747	1,174	1,216	110,011

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$244	$438	$119	$115	$916
Global Long/Short Equity	944	500	376	—	1,820

For the year ended April 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$10,038	$9,537	$1,239	$1,198	$22,012
Global Long/Short Equity	412,246	25,245	7,608	570	445,669

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Notes to Financial Statements  (continued)

Other Fees: For the year ended April 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Advantage Emerging Markets	$254
Global Long/Short Equity	420

For the year ended April 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Advantage Emerging Markets	$254	$—
Global Long/Short Equity.	192	125

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Advantage Emerging Markets.	$2,055
Global Long/Short Equity	5,918

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to Advantage Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit other expenses (“expense limitation”) through June 30, 2023. Other expenses include accounting, administration, transfer agency, custody, professional and registration fees and exclude dividend expense, interest expense, and certain other fund expenses that constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Fund Name/Share Class	Expense Limitation
Advantage Emerging Markets
Institutional	0.05%
Investor A	0.10
Investor C	0.10
Class K	0.01

With respect to Global Long/Short Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name/Share Class	Expense Limitation
Global Long/Short Equity
Institutional	1.34%
Investor A	1.59
Investor C	2.34
Class K	1.29

Prior to June 1, 2021, the expense limitations as a percentage of average daily net assets were as follows:

Fund Name/Share Class	Expense Limitation
Global Long/Short Equity
Institutional	1.57%
Investor A	1.82
Investor C	2.57
Class K	1.52

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2022, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Advantage Emerging Markets.	$425,076
Global Long/Short Equity	935,424

Fund Name	Administration Fees Waived
Advantage Emerging Markets	$70,711

In addition, these amounts waived and/or reimbursed by the Manager are included in Administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended April 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$2,997	$1,314	$82	$28,883	$33,276
Global Long/Short Equity	102,874	4,747	1,174	1,216	110,011

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$4,043	$3,626	$871	$1,196	$9,736
Global Long/Short Equity	155,063	13,377	4,673	569	173,682

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Emerging Markets retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Emerging Markets, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Advantage Emerging Markets	$783

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

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Notes to Financial Statements  (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended April 30, 2022, Global Long/Short Equity received a reimbursement of $4,851 from an affiliate, which is included in Other income - affiliated in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
Advantage Emerging Markets	$—	$—	$292,771,699	$286,274,826
Global Long/Short Equity	10,877,429	38,405,766	6,957,438	5,088,767

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to a net operating loss were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
Global Long/Short Equity	$(7,576,836)	$7,576,836

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Year Ended 04/30/21
Advantage Emerging Markets
Ordinary income	$2,327,836	$2,042,022

Global Long/Short Equity
Ordinary income	$—	$1,497,210
Long-term capital gains	$6,131,530	$—

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total
Advantage Emerging Markets	$1,890	$(18,689,323)	$(6,543,975)	$—	$(25,231,408)
Global Long/Short Equity	—	(7,778,325)	(39,753,638)	(2,855,264)	(50,387,227)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on constructive sales.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Advantage Emerging Markets	$145,132,262	$11,499,820	$(18,033,874)	$(6,534,054)
Global Long/Short Equity	560,377,376	39,509,994	(78,608,833)	(39,098,839)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Advantage Emerging Markets
Institutional
Shares sold	172,173	$2,149,062	486,880	$6,360,500
Shares issued in reinvestment of distributions	15,307	189,748	13,009	156,567
Shares redeemed	(540,197)	(6,345,580)	(294,601)	(3,337,976)

	(352,717)	$(4,006,770)	205,288	$3,179,091

Investor A
Shares sold	60,578	$730,563	204,267	$2,338,991
Shares issued in reinvestment of distributions	5,633	68,598	7,349	87,639
Shares redeemed	(85,864)	(1,000,083)	(264,631)	(3,105,555)

	(19,653)	$(200,922)	(53,015)	$(678,925)

Investor C
Shares sold	494	$5,613	12,988	$127,341
Shares issued in reinvestment of distributions	36	450	949	10,800
Shares redeemed	(15,259)	(175,008)	(109,763)	(1,201,547)

	(14,729)	$(168,945)	(95,826)	$(1,063,406)

Class K
Shares sold	2,518,212	$29,836,376	6,925,990	$82,456,154
Shares issued in reinvestment of distributions	165,545	2,045,863	145,913	1,758,353
Shares redeemed	(1,558,201)	(18,426,399)	(5,365,264)	(59,652,986)

	1,125,556	$13,455,840	1,706,639	$24,561,521

	738,457	$9,079,203	1,763,086	$25,998,281

	Year Ended 04/30/22		Year Ended 04/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Global Long/Short Equity
Institutional
Shares sold	21,428,123	$249,500,008	16,451,047	$191,723,004
Shares issued in reinvestment of distributions	338,212	4,007,822	86,013	1,014,954
Shares redeemed	(10,894,979)	(126,513,641)	(21,253,572)	(247,004,557)

	10,871,356	$126,994,189	(4,716,512)	$(54,266,599)

Investor A
Shares sold	798,505	$9,148,217	881,103	$10,154,455
Shares issued in reinvestment of distributions	23,726	277,350	803	9,371
Shares redeemed	(569,722)	(6,530,854)	(988,539)	(11,330,527)

	252,509	$2,894,713	(106,633)	$(1,166,701)

Investor C
Shares sold	70,815	$760,368	21,226	$233,394
Shares issued in reinvestment of distributions	7,514	83,179	—	—
Shares redeemed	(274,027)	(2,959,803)	(484,504)	(5,318,904)

	(195,698)	$(2,116,256)	(463,278)	$(5,085,510)

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Notes to Financial Statements  (continued)

	Year Ended 04/30/22		Year Ended 04/30/21
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Global Long/Short Equity (continued)
Class K
Shares sold	215,060	$2,517,495	433,307	$5,059,238
Shares issued in reinvestment of distributions	5,402	64,174	95	1,121
Shares redeemed	(34,941)	(413,017)	(32,642)	(384,133)

	185,521	$2,168,652	400,760	$4,676,226

	11,113,688	$129,941,298	(4,885,663)	$(55,842,584)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On May 10, 2022, the Board approved a proposal to change the name of the Fund from BlackRock Global Long/Short Equity Fund to BlackRock Global Equity Market Neutral Fund. The name change is expected to become effective on or about September 1, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 1, 2019 through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 1, 2019 through April 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended July 31, 2019 of the Funds were audited by other auditors whose report dated September 24, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
Boston, Massachusetts
June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

Fund Name	Qualified Dividend Income

Advantage Emerging Markets	$2,153,163

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Global Long/Short Equity	$6,131,516

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Advantage Emerging Markets	$2,330,790	$212,135

145

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	29 RICs consisting of 163 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	29 RICs consisting of 163 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	149

Trustee and Officer Information  (continued)

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Funds.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Funds and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Funds.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	151

Additional Information   (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Global Long/Short Equity.

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Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AMBAC	AMBAC Assurance Corp.

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BMO	BMO Capital Markets

CME	Chicago Mercantile Exchange

CVA	Certificaten Van Aandelen (Dutch Certificate)

DIP	Debtor-In-Possession

GAN	Grant Anticipation Notes

GDR	Global Depositary Receipt

JSC	Joint Stock Company

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PILOT	Payment in Lieu of Taxes

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

SDR	Swedish Depositary Receipt

SEB	SEB Securities Inc.

SG	Syncora Guarantee

SRF	State Revolving Fund

ST	Special Tax

UT	Unlimited Tax

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	153

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLSGLS-04/22-AR

(b)	Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) and Deloitte & Touche (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$46,002	$45,551	$0	$0	$18,100	$21,800	$420	$0
BlackRock Global Long/Short Equity Fund	$62,016	$61,408	$0	$0	$24,000	$21,800	$420	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$18,520	$21,800
BlackRock Global Long/Short Equity Fund	$24,420	$21,800

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 28, 2022